UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22696

Compass EMP Trust
(Exact name of registrant as specified in charter)

4900 Tiedeman Road, Brooklyn, OH			44144
(Address of principal executive offices)			(Zip code)

James Ash, Gemini Fund Services, LLC. 80 Arkay Dr. Suite 110, Hauppauge, NY 11788
(Name and address of agent for service)

Registrant’s telephone number, including area code:		631-470-2619

Date of fiscal year end:	6/30

Date of reporting period:	6/30/15

ITEM 1.  REPORTS TO SHAREHOLDERS.

ANNUAL REPORT

COMPASS EMP U.S. 500 VOLATILITY WEIGHTED FUND

COMPASS EMP U.S. 500 SMALL CAP VOLATILITY WEIGHTED FUND

COMPASS EMP INTERNATIONAL 500 VOLATILITY WEIGHTED FUND

COMPASS EMP EMERGING MARKET 500 VOLATILITY WEIGHTED FUND

COMPASS EMP REC ENHANCED VOLATILITY WEIGHTED FUND

COMPASS EMP U.S. 500 ENHANCED VOLATILITY WEIGHTED FUND

COMPASS EMP LONG/SHORT STRATEGIES FUND

COMPASS EMP INTERNATIONAL 500 ENHANCED VOLATILITY WEIGHTED FUND

COMPASS EMP COMMODITY STRATEGIES ENHANCED VOLATILITY WEIGHTED FUND

COMPASS EMP COMMODITY STRATEGIES VOLATILITY WEIGHTED FUND

COMPASS EMP MARKET NEUTRAL INCOME FUND

COMPASS EMP ENHANCED FIXED INCOME FUND

COMPASS EMP ULTRA SHORT-TERM FIXED INCOME FUND

COMPASS EMP MULTI-ASSET BALANCED FUND

COMPASS EMP MULTI-ASSET GROWTH FUND

COMPASS EMP ALTERNATIVE STRATEGIES FUND

June 30, 2015

compassempfunds.com

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Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, compassempfunds.com has what you seek. Visit us anytime. We're always open.

Compass
EMP Trust

Table of Contents

Shareholder Letter	5
Fund Review and Commentary	7
Financial Statements
Compass EMP Funds
Compass EMP U.S. 500 Volatility Weighted Fund
Schedule of Investments	39-52
Statement of Assets and Liabilities	167-168
Statement of Operations	174
Statements of Changes in Net Assets	179-180
Financial Highlights	193-196
Compass EMP U.S. Small Cap 500 Volatility Weighted Fund
Schedule of Investments	53-66
Statement of Assets and Liabilities	167-168
Statement of Operations	174
Statements of Changes in Net Assets	179-180
Financial Highlights	197-200
Compass EMP International 500 Volatility Weighted Fund
Schedule of Investments	67-81
Statement of Assets and Liabilities	167-168
Statement of Operations	174
Statements of Changes in Net Assets	179-180
Financial Highlights	201-204
Compass EMP Emerging Market 500 Volatility Weighted Fund
Schedule of Investments	82-94
Statement of Assets and Liabilities	167-168
Statement of Operations	174
Statements of Changes in Net Assets	181-182
Financial Highlights	205-208
Compass EMP REC Enhanced Volatility Weighted Fund
Schedule of Investments	95-98
Statement of Assets and Liabilities	167-168
Statement of Operations	174
Statements of Changes in Net Assets	181-182
Financial Highlights	209-212
Compass EMP U.S. 500 Enhanced Volatility Weighted Fund
Schedule of Investments	99-112
Statement of Assets and Liabilities	169-170
Statement of Operations	175-176
Statements of Changes in Net Assets	181-182
Financial Highlights	213-216
Compass EMP Long/Short Strategies Fund
Schedule of Investments	113-126
Statement of Assets and Liabilities	169-170
Statement of Operations	175-176
Statements of Changes in Net Assets	183-184
Financial Highlights	217-220

Table of Contents (continued)

Compass EMP International 500 Enhanced Volatility Weighted Fund
Schedule of Investments	127-141
Statement of Assets and Liabilities	169-170
Statement of Operations	175-176
Statements of Changes in Net Assets	183-184
Financial Highlights	221-224
Compass EMP Commodity Strategies Enhanced Volatility Weighted Fund
Schedule of Investments	142-143
Statement of Assets and Liabilities	169-170
Statement of Operations	175-176
Statements of Changes in Net Assets	185-186
Financial Highlights	225-228
Compass EMP Commodity Strategies Volatility Weighted Fund
Schedule of Investments	144-146
Statement of Assets and Liabilities	169-170
Statement of Operations	175-176
Statements of Changes in Net Assets	185-186
Financial Highlights	229-232
Compass EMP Market Neutral Income Fund
Schedule of Investments	147-159
Statement of Assets and Liabilities	171-172
Statement of Operations	177
Statements of Changes in Net Assets	187-188
Financial Highlights	233-236
Compass EMP Enhanced Fixed Income Fund
Schedule of Investments	160-161
Statement of Assets and Liabilities	171-172
Statement of Operations	177
Statements of Changes in Net Assets	187-188
Financial Highlights	237-240
Compass EMP Ultra Short-Term Fixed Income Fund
Schedule of Investments	162
Statement of Assets and Liabilities	171-172
Statement of Operations	177
Statements of Changes in Net Assets	187-188
Financial Highlights	241-242
Compass EMP Multi-Asset Balanced Fund
Schedule of Investments	163-164
Statement of Assets and Liabilities	173
Statement of Operations	178
Statements of Changes in Net Assets	189-190
Financial Highlights	243-245
Compass EMP Multi-Asset Growth Fund
Schedule of Investments	165
Statement of Assets and Liabilities	173
Statement of Operations	178
Statements of Changes in Net Assets	189-190
Financial Highlights	246-248

Table of Contents (continued)

Compass EMP Alternative Strategies Fund
Schedule of Investments	166
Statement of Assets and Liabilities	173
Statement of Operations	178
Statements of Changes in Net Assets	191-192
Financial Highlights	249-251
Notes to Financial Statements	252
Report of Independent Registered Public Accounting Firm	290
Supplemental Information	291
Trustee and Officer Information	291
Expense Examples	295
Proxy Voting and Form N-Q Information	295
Approval of Investment Advisory Agreement	300
Shareholder Voting Rights	302

The Funds are distributed by Northern Lights Distributors, LLC. Victory Capital Management Inc. is the investment adviser to the Funds and receives fees from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Compass EMP Funds.

For additional information about any Compass EMP Fund, including fees, expenses, and risks, view our prospectus online at compassempfunds.com or call 1-888-944-4367. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Funds, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Call Compass EMP at:

1-888-944-4367

Visit our website at:

compassempfunds.com

This page is intentionally left blank.

Letter to Our Shareholders

Dear Shareholder:

Over the past twelve months, Victory Capital has worked diligently to expand its available product set and enhance the investor experience within our firm. In addition to its previously announced acquisition of Munder Capital Management and its wholly owned subsidiary, Integrity Asset Management, LLC, Victory Capital also acquired its ninth investment franchise, Compass Efficient Model Portfolios, LLC ("Compass EMP"). Compass EMP has developed a strategic indexing approach that combines fundamental criteria with volatility weighting to seek to improve an investor's ability to outperform traditional indexing strategies. Victory Capital's acquisition of Compass EMP is an extension of the firm's multi-boutique business model and provides our investors access to this dynamic asset class. We believe that these partnerships enable our clients to leverage new strengths, and we look forward to the opportunities afforded by these acquisitions. In addition to a broadened product set, Victory Capital has also revamped its website, which now highlights our distinctly branded autonomous investment franchises and significantly enhances our investor's browsing experience. As a shareholder, we encourage you to visit our new website (www.vcm.com) and benefit from these technological enhancements and expanded product offerings.

Economic growth slowed significantly in late 2014 and remained subdued through the first quarter of 2015, before rebounding in the second quarter. A sharp decline in commodity prices lead to a strong rise in the U.S. dollar, resulting in one of the many headwinds blamed for the slow growth experienced over the past three quarters. Harsh winter weather, west coast port slowdowns, and cut-backs in the energy sector, all contributed to slower growth. Additionally, the U.S. consumer did not provide much of a boost to growth, instead choosing saving over spending. Similarly, outside of the U.S., growth and inflation remained low and liquidity was on the rise as central banks in Europe and Japan continued to ease policy. The spring brought renewed optimism for growth, as the U.S. job market continued its steady march towards full employment. Given the improving backdrop for employment, the U.S. consumer found solid footing in the second quarter, while the factory sector showed signs of stabilization heading into the second half of 2015.

Year-to-date through June 30th, the S&P 500® Index was relatively flat, as investors grappled with macro uncertainties in China and Europe, negative estimate revisions, and a consumer that refuses to ratchet up spending despite robust employment gains and better real earnings. Taking a slightly broader view, within the Russell 3000® Index, health care, consumer discretionary, and information technology, were the top contributing sectors, while utilities, energy, and industrials, detracted from performance. Looking at both size and style, small capitalization stocks led both mid-cap and large capitalization stocks, while growth outperformed value.

2015 EPS growth expectations remain in the low single digits, a new low since exiting the great recession. While 2015 estimates certainly seem achievable, we remain cautious as the economic decoupling between the U.S. and the rest of the world creates a significant amount of uncertainty given that it is unlikely to persist for very long (i.e. does the U.S. slow or the rest of the world accelerate?). With that said, we remain confident that domestic corporate profits can sustain mid-to-high single digit growth rates throughout the remainder of the year.

Taking a closer look domestically, we believe the odds favor positive economic surprises throughout the conclusion of the year. Current 2015 GDP estimates imply a slowdown in year-over-year growth from the roughly 3% reported in 1Q15, to just over 2% in 4Q15, which makes little sense given the improving backdrop for consumer spending and healthy business cycle/private investment indicators. In any case, improved domestic economic data should set the stage for the Fed to gradually raise rates over the next couple of years. While reacceleration of inflation is certainly a risk given the unprecedented level of monetary supply in the system, we believe the strong dollar will provide cover for the Fed over the intermediate term.

Strong employment gains coupled with modest wage increases have supported 4%+ growth in personal income, but with the unemployment rate just above 5%, wage growth should begin to accelerate. While today's consumer is saving more, real income is also being supported by lower energy prices and continued improvement in consumer confidence. Coupled with solid monthly retail sales, we remain confident that we can sustain 3%+ real growth in personal consumption expenditures this year, which in itself should contribute positively to GDP. Importantly, we believe disappointing retail sales in June were a function of large or expensive purchases (e.g. housing, autos) crowding out smaller ones. With labor becoming more expensive, we see businesses investing in productivity enhancing initiatives, which should help shore up private investment spending, as well as potentially set the stage for real wage growth going forward. Finally, based on government expenditures, strong tax receipt growth has led to continued declines in the deficit and we expect low single digit growth in spending moving forward.

Even as the Fed continues to guide for a modest increase in interest rates this year, it remains data dependent. As inflation has remained stubbornly below the Federal Reserve's target, the Fed has consistently signaled their desire to begin normalization this year, but at a measured pace. As a result, we saw the yield curve steepen as investors struggled to digest the timing of the first rate hike, turmoil in the Eurozone brought on by the Greek default, and weak worldwide growth. Consequently, sector excess returns relative to Treasuries over the past 12 months have been decidedly negative, with the exception of the asset backed sector, which managed a small gain. Treasuries outperformed corporates, with industrials providing the largest drag, due to the downturn in the energy sector.

We continue to believe that the markets could provide tactical challenges for investors to navigate. As we have stated in the past, we also believe that maintaining a long term view and building a portfolio that is diversified across asset classes is an appropriate strategy for investors seeking to weather possible market turbulence.

On the following pages, you will find information relating to your Compass Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call (888) 944-4367, or visit our website at www.vcm.com. My colleagues and I sincerely appreciate the confidence you have placed in the Compass Funds and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,
Compass EMP Funds

Compass EMP Funds

Compass EMP U.S. 500 Volatility
Weighted Fund

Portfolio Review
June 30, 2015 (Unaudited)

Commentary

The Fund is designed to track the performance of the CEMP U.S. Large Cap 500 Volatility Weighted Index ("CEMP Index") before expenses.

The CEMP Index universe begins with all publicly traded stocks domiciled in the United States, then screens for all companies with consistent net positive earnings for four consecutive quarters. The CEMP Index then identifies up to the 500 largest U.S. stocks by market capitalization. The remaining 500 stocks are weighted based on their daily standard deviation (volatility) over the last 180 trading days compared to the aggregate mean. The CEMP Index is reconstituted every March and September.

The Fund (Class I Shares at net asset value) returned 6.51% for the fiscal year ended June 30, 2015 which underperformed the CEMP Index return of 7.46% over the same period. The Fund's underperformance for the period can be attributed primarily to the net expenses of the Fund, so the Fund performed in line with expectations. As of May 1, 2015, the contractual cap on Fund expenses has been reduced to 0.74% from 0.95% through at least April 30, 2016. The S&P 500 Index (market cap weighted), returned 7.42% over the same period, slightly underperforming the CEMP Index by 0.04%, but outperforming the Fund by 0.91%. The Fund's underperformance for the period can be attributed primarily due to the market cap weighting of the S&P 500's constituent components, where Apple contributed 1.19% of the S&P 500's entire return.

The Fund's performance figures* for the year ended June 30, 2015, compared to its benchmarks:

Year Ended June 30, 2015	One Year	Since Inception[1]
U.S. 500 Volatility Weighted Fund — Class A without sales charge	6.18%	17.96%
U.S. 500 Volatility Weighted Fund — Class A with sales charge	0.10%	15.31%
U.S. 500 Volatility Weighted Fund — Class C	5.36%	17.07%
U.S. 500 Volatility Weighted Fund — Class I	6.51%	18.32%
U.S. 500 Volatility Weighted Fund — Class T without sales charge	5.95%	17.68%
U.S. 500 Volatility Weighted Fund — Class T with sales charge	2.26%	16.10%
S&P 500 Total Return Index[2]	7.42%	18.90%
CEMP U.S. Large Cap 500 Volatility Weighted Index[3]	7.46%	19.62%

Compass EMP Funds

Compass EMP U.S. 500 Volatility
Weighted Fund (continued)

Comparison of the Change in Value of a $10,000 Investment

*The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Returns greater than 1 year are annualized. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower had the Adviser not waived its fees and reimbursed a portion of the Fund's expenses. The Fund's total gross annual operating expense ratios, including underlying funds, is 1.34%, 2.09%, 1.09% and 1.59% for Class A, Class C, Class I and Class T, respectively, per the Fund's May 1, 2015 Supplement to the November 1, 2014 prospectus. Class A shares and Class T shares are subject to a maximum sales charge imposed on purchases of 5.75% and 3.50%, respectively. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. For performance information current to the most recent month-end, please call 1-888-944-4367.

1Inception date is November 19, 2012.

2The S&P 500 Total Return Index is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Fund's returns, the index does not reflect any fees or expenses.

3CEMP U.S. Large Cap 500 Volatility Weighted Index is an unmanaged index. The CEMP U.S. Large Cap 500 Volatility Weighted Index consists of 500 of the largest U.S. stocks with consistent positive earnings and with an equal weighting of risk among all 500 stocks. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Fund's returns, the index returns do not reflect any fees or expenses.

Top Holdings By Security Type	% of Net Assets
Common Stock	97.4%
Collateral for Securities Loaned	13.6%
Money Market Fund	2.1%
Liabilities in Excess of Other Assets	–13.1%
Total	100.0%

Please refer to the Fund's Schedule of Investments for complete holdings information.

Compass EMP Funds

Compass EMP U.S. Small Cap 500 Volatility Weighted Fund

Portfolio Review
June 30, 2015 (Unaudited)

Commentary

The Fund is designed to track the performance of the CEMP U.S. Small Cap 500 Volatility Weighted Index ("CEMP Index") before expenses.

The CEMP Index universe begins with all publicly traded stocks domiciled in the United States, then screens for all companies with consistent net positive earnings for four consecutive quarters. The CEMP Index then identifies up to the 500 largest U.S. stocks below $3 Billion in market capitalization. The remaining 500 stocks are weighted based on their daily standard deviation (volatility) over the last 180 trading days compared to the aggregate mean. The CEMP Index is reconstituted every March and September.

The Fund (Class I Shares at net asset value) returned 6.20% for the fiscal year ended June 30, 2015 which underperformed the CEMP Index return of 7.14% over the same period. The Fund's underperformance for the period can be attributed primarily to the net expenses of the Fund, so the Fund performed in line with expectations. As of May 1, 2015, the contractual cap on Fund expenses has been reduced to 0.74% from 1.00% through at least April 30, 2016. The Russell 2000 Index (market cap weighted), returned 6.49% over the same period, underperforming the CEMP Index by 0.65%, but outperforming the Fund by 0.29%. The Fund's underperformance for the period can be attributed primarily due to the Energy sector providing a positive contribution and Health Care providing a negative contribution to the CEMP Index due to the lower respective weighting in the CEMP Index.

The Fund's performance figures* for the year ended June 30, 2015, compared to its benchmarks:

Year Ended June 30, 2015	One Year	Since Inception[1]
U.S. Small Cap 500 Volatility Weighted Fund — Class A without sales charge	5.81%	19.71%
U.S. Small Cap 500 Volatility Weighted Fund — Class A with sales charge	–0.28%	17.03%
U.S. Small Cap 500 Volatility Weighted Fund — Class C	5.35%	19.01%
U.S. Small Cap 500 Volatility Weighted Fund — Class I	6.20%	20.11%
U.S. Small Cap 500 Volatility Weighted Fund — Class T without sales charge	5.65%	19.51%
U.S. Small Cap 500 Volatility Weighted Fund — Class T with sales charge	1.94%	17.90%
Russell 2000 Total Return Index[2]	6.49%	20.81%
CEMP U.S. Small Cap 500 Volatility Weighted Index[3]	7.14%	22.05%

Compass EMP Funds

Compass EMP U.S. Small Cap 500 Volatility Weighted Fund (continued)

Comparison of the Change in Value of a $10,000 Investment

*The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Returns greater than 1 year are annualized. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower had the Adviser not waived its fees and reimbursed a portion of the Fund's expenses. The Fund's total gross annual operating expense ratios, including underlying funds, is 1.65%, 2.40%, 1.40% and 1.90% for Class A, Class C, Class I and Class T, respectively, per the Fund's May 1, 2015 Supplement to the November 1, 2014 prospectus. Class A shares and Class T shares are subject to a maximum sales charge imposed on purchases of 5.75% and 3.50%, respectively. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. For performance information current to the most recent month-end, please call 1-888-944-4367.

1Inception date is November 19, 2012.

2The Russell 2000 Total Return Index is an unmanaged market capitalization-weighted index which measures the performance of the small-cap sector of the U.S. stock market. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Fund's returns, the index does not reflect any fees or expenses.

3The CEMP U.S. Small Cap 500 Volatility Weighted Index is an unmanaged index consisting of 500 of the largest U.S. small cap stocks $3 Billion or less with consistent positive earnings and with an equal weighting of risk among all 500 stocks. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Fund's returns, the index returns do not reflect any fees or expenses.

Top Holdings By Security Type	% of Net Assets
Common Stock	96.4%
Collateral for Securities Loaned	22.4%
Money Market Fund	2.7%
Liabilities in Excess of Other Assets	–21.5%
Total	100.0%

Please refer to the Fund's Schedule of Investments for complete holdings information.

Compass EMP Funds

Compass EMP International 500 Volatility Weighted Fund

Portfolio Review
June 30, 2015 (Unaudited)

Commentary

The Fund is designed to track the performance of the CEMP International 500 Volatility Weighted Index ("CEMP Index") before expenses.

The CEMP Index universe begins with all publicly traded stocks domiciled in developed countries outside of the United States, then screens for all companies with consistent net positive earnings for four consecutive quarters. The CEMP Index identifies up to the 500 largest foreign stocks by market capitalization. The remaining 500 stocks are weighted based on their daily standard deviation (volatility) over the last 180 trading days compared to the aggregate mean. The CEMP Index is reconstituted every March and September.

The Fund (Class I Shares at net asset value) returned -3.91% for the fiscal year ended June 30, 2015 which underperformed the CEMP Index return of -2.72% over the same period. The difference is primarily due to the net expenses and trading costs of the Fund, so the Fund performed in line with expectations. As of May 1, 2015, the contractual cap on Fund expenses has been reduced to 0.85% from 1.16% through at least April 30, 2016.

The MSCI EAFE Index (market cap weighted), returned -6.57% over the same period, underperforming the CEMP Index by 3.85% and the Fund by 2.66%. The difference in performance was due to the Fund's volatility weighting and fundamental screening process.

The Fund's performance figures* for the year ended June 30, 2015, compared to its benchmarks:

Year Ended June 30, 2015	One Year	Since Inception[1]
International 500 Volatility Weighted Fund — Class A without sales charge	–4.16%	10.70%
International 500 Volatility Weighted Fund — Class A with sales charge	–9.70%	8.22%
International 500 Volatility Weighted Fund — Class C	–4.89%	9.88%
International 500 Volatility Weighted Fund — Class I	–3.91%	10.98%
International 500 Volatility Weighted Fund — Class T without sales charge	–4.46%	10.42%
International 500 Volatility Weighted Fund — Class T with sales charge	–7.82%	8.94%
MSCI EAFE Index[2]	–6.57%	8.08%
CEMP International 500 Volatility Weighted Index[3]	–2.72%	13.57%

Compass EMP Funds

Compass EMP International 500 Volatility Weighted Fund (continued)

Comparison of the Change in Value of a $10,000 Investment

*The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Returns greater than 1 year are annualized. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower had the Adviser not waived its fees and reimbursed a portion of the Fund's expenses. The Fund's total gross annual operating expense ratios, including underlying funds, is 1.87%, 2.62%, 1.62% and 2.12% for Class A, Class C, Class I and Class T, respectively, per the Fund's May 1, 2015 Supplement to the November 1, 2014 prospectus. Class A shares and Class T shares are subject to a maximum sales charge imposed on purchases of 5.75% and 3.50%, respectively. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. For performance information current to the most recent month-end, please call 1-888-944-4367.

1Inception date is November 19, 2012.

2The MSCI EAFE Index is an unmanaged index comprised of the MSCI country indexes capturing large and mid-cap equities across developed markets in Europe, Australasia and the Far East, excluding the U.S. and Canada. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Fund's returns, the index returns do not reflect any fees or expenses.

3The CEMP International 500 Volatility Weighted Index is an unmanaged index consisting of 500 of the largest developed country stocks with consistent positive earnings and with an equal weighting of risk among all 500 stocks. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Fund's returns, the index returns do not reflect any fees or expenses.

Top Holdings By Security Type	% of Net Assets
Common Stock	95.2%
Money Market Fund	4.0%
Collateral for Securities Loaned	1.4%
Warrants	0.0%
Liabilities in Excess of Other Assets	–0.6%
Total	100.0%

Please refer to the Fund's Schedule of Investments for complete holdings information.

Compass EMP Funds

Compass EMP Emerging Market 500 Volatility Weighted Fund

Portfolio Review
June 30, 2015 (Unaudited)

Commentary

The Fund is designed to track the performance of the CEMP Emerging Market 500 Volatility Weighted Index ("CEMP Index") before expenses.

The CEMP Index universe begins with all publicly traded stocks domiciled in Emerging Market countries outside of the United States, then screens for all companies with consistent net positive earnings for four consecutive quarters. The CEMP Index identifies up to the 500 largest Emerging Market stocks by market capitalization. The remaining 500 stocks are weighted based on their daily standard deviation (volatility) over the last 180 trading days compared to the aggregate mean. The CEMP Index is reconstituted every March and September.

The Fund (Class I Shares at net asset value) returned -6.46% for the fiscal year ended June 30, 2015 which underperformed the CEMP Index return of -2.42% over the same period. The difference is primarily due to the net expenses and trading costs of the Fund, so the Fund performed in line with expectations. As of May 1, 2015, the contractual cap on Fund expenses has been reduced to 0.90% from 1.26% through at least April 30, 2016.

The Dow Jones Emerging Markets Index (market cap weighted), returned -3.73% over the same period, outperforming the Fund by 2.73%. Effective November 1, 2014, the Fund changed one of its benchmark indexes from the Dow Jones Emerging Markets Index to the MSCI Emerging Markets Index. The MSCI Emerging Markets Index (market cap weighted), returned -5.13% over the same period, underperforming the CEMP Index by 2.71%, but outperforming the Fund by 1.33%. One of the main drivers for the difference in performance was the relative allocation to Malaysia. The CEMP Index had more than double the index weight versus the MSCI Emerging Market Index (7.85% vs. 3.17%).

The Fund's performance figures* for the year ended June 30, 2015, compared to its benchmarks:

Year Ended June 30, 2015	One Year	Since Inception[1]
Emerging Market 500 Volatility Weighted Fund — Class A without sales charge	–6.79%	0.39%
Emerging Market 500 Volatility Weighted Fund — Class A with sales charge	–12.13%	–1.86%
Emerging Market 500 Volatility Weighted Fund — Class C	–7.46%	–0.31%
Emerging Market 500 Volatility Weighted Fund — Class I	–6.46%	0.64%
Emerging Market 500 Volatility Weighted Fund — Class T without sales charge	–6.94%	0.16%
Emerging Market 500 Volatility Weighted Fund — Class T with sales charge	–10.23%	–1.18%
Dow Jones Emerging Markets Index[2]	–3.73%	3.78%
MSCI Emerging Markets Index[3]	–5.13%	2.24%
CEMP Emerging Market 500 Volatilty Weighted Index[4]	–2.42%	4.46%

Compass EMP Funds

Compass EMP Emerging Market 500 Volatility Weighted Fund (continued)

Comparison of the Change in Value of a $10,000 Investment

*The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Returns greater than 1 year are annualized. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower had the Adviser not waived its fees and reimbursed a portion of the Fund's expenses. The Fund's total gross annual operating expense ratios, including underlying funds, is 3.43%, 4.18%, 3.18% and 3.68% for Class A, Class C, Class I and Class T, respectively, per the Fund's May 1, 2015 Supplement to the November 1, 2014 prospectus. Class A shares and Class T shares are subject to a maximum sales charge imposed on purchases of 5.75% and 3.50%, respectively. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. For performance information current to the most recent month-end, please call 1-888-944-4367.

1Inception date is November 19, 2012.

2The Dow Jones Emerging Markets Index is an unmanaged index which covers approximately 95% of the market capitalization of the Brazil, Chile, China Columbia, Czech Republic, Egypt, Hungar, India, Indonesia, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand and Turkey. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Fund's returns, the index returns do not reflect any fees or expenses.

3The MSCI Emerging Markets Index captures large and mid cap representation across 23 Emerging Markets (EM) countries. With 822 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Fund's returns, the index does not reflect any fees or expenses.

4The CEMP Emerging Market 500 Volatility Weighted Index is an unmanaged index consisting of 500 of the largest emerging market country stocks with consistent positive earnings and with an equal weighting of risk among all 500 stocks. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Fund's returns, the index returns do not reflect any fees or expenses.

Top Holdings By Security Type	% of Net Assets
Common Stock	84.8%
Exchange Traded Funds — Equity Funds	8.5%
Money Market Fund	4.2%
Warrants	0.0%
Other Assets Less Liabilities	2.5%
Total	100.0%

Please refer to the Fund's Schedule of Investments for complete holdings information.

Compass EMP Funds

Compass EMP REC Enhanced Volatility Weighted Fund

Portfolio Review
June 30, 2015 (Unaudited)

Commentary

The Fund is designed to track the performance of the CEMP U.S. REIT 100 Long/Cash Volatility Weighted Index ("CEMP Index") before expenses.

The CEMP Index universe begins with all publicly traded REIT stocks domiciled in the United States, then screens for all companies with consistent net positive earnings for four consecutive quarters. The CEMP Index then identifies up to the 500 largest U.S. stocks by market capitalization. The remaining 500 stocks are weighted based on their daily standard deviation (volatility) over the last 180 trading days compared to the aggregate mean. The CEMP Index is reconstituted every March and September.

Enhanced/Long-Cash Strategy: Based on the month-end price of the CEMP US REIT 100 Volatility Weighted Index, the CEMP Index will liquidate 75% of the equity securities if the CEMP Index has declined 13% from its daily highest value (DHV). When the CEMP Index's exposure to the market is less than 100%, assets will be invested in short term fixed income securities. If the CEMP Index increases back to or above the 13% decline from its DHV, the CEMP Index would then be fully reinvested in equity securities. If the CEMP Index declines 26% from its DHV, 25% will be reinvested back into equity securities. The CEMP Index would then be approximately 50% invested. If the CEMP Index declines 39% from its DHV, an additional 25% will be reinvested back into the equity securities. The CEMP Index would then be approximately 75% invested. If the CEMP Index declines 52% from its DHV, the final 25% will be reinvested back into equity securities. The CEMP Index would then be approximately 100% invested. The Fund follows this same strategy.

The Fund (Class I Shares at net asset value) returned 3.47% for the fiscal year ended June 30, 2015 which underperformed the CEMP Index return of 4.86% over the same period. The difference is primarily due to the net expenses of the Fund and the timing of Fund cash flows so the fund performed in line with expectations. The contractual cap on Fund expenses is 1.21% through at least April 30, 2017.

The Dow Jones U.S. Select REIT Index (market cap weighted), returned 5.26% over the same period, outperforming the CEMP Index by 0.40% and the Fund by 1.79%. The primary difference in the results is due to the weighting of two stocks in the Dow Jones U.S. Select REIT Index. Simon Property Group and American Tower, the two largest holdings represent over 11.50% of the Index and contributed 0.81% to the Index return.

The Fund's performance figures* for the year ended June 30, 2015, compared to its benchmarks:

Year Ended June 30, 2015	One Year	Since Inception[1]
REC Enhanced Volatility Weighted Fund — Class A without sales charge	3.13%	8.07%
REC Enhanced Volatility Weighted Fund — Class A with sales charge	–2.84%	5.64%
REC Enhanced Volatility Weighted Fund — Class C	2.42%	7.30%
REC Enhanced Volatility Weighted Fund — Class I	3.47%	8.35%
REC Enhanced Volatility Weighted Fund — Class T without sales charge	2.90%	7.79%
REC Enhanced Volatility Weighted Fund — Class T with sales charge	–0.68%	6.34%
Dow Jones U.S. Select REIT Index[2]	5.26%	11.39%
CEMP U.S REIT Long/Cash Volatility Weighted Index[3]	4.86%	10.33%

Compass EMP Funds

Compass EMP REC Enhanced Volatility Weighted Fund (continued)

Comparison of the Change in Value of a $10,000 Investment

*The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Returns greater than 1 year are annualized. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower had the Adviser not waived its fees and reimbursed a portion of the Fund's expenses. The Fund's total gross annual operating expense ratios, including underlying funds, is 1.73%, 2.48%, 1.48% and 1.98% for Class A, Class C, Class I and Class T, respectively, per the Fund's May 1, 2015 Supplement to the November 1, 2014 prospectus. Class A shares and Class T shares are subject to a maximum sales charge imposed on purchases of 5.75% and 3.50%, respectively. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. For performance information current to the most recent month-end, please call 1-888-944-4367.

1Inception date is November 19, 2012.

2The Dow Jones U.S. Select REIT Index is an unmanaged index which intends to measure the performance of publicly traded REITs and REIT-like securies. The index is a subset of the Dow Jones U.S. Select Real Estate Securities Index (RESI), which represents equity real estate investment trust (REITs) and real estate operating companies (REOCs) traded in the U.S. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Fund's returns, the index returns do not reflect any fees or expenses.

3The CEMP U.S. REIT Long/Cash Volatility Weighted Index is based on the month end price of the CEMP U.S. REIT 100 Volatility Weighted Index. The index seeks to limit risk during unfavorable market conditions by reducing its exposure to the market. During a period of market decline, the Index's exposure to the market may be as low as 25% depending on the magnitude of such decline. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Fund's returns, the index returns do not reflect any fees or expenses.

Top Holdings By Security Type	% of Net Assets
REITS	95.5%
Collateral for Securities Loaned	17.2%
Money Market Fund	3.7%
Liabilities in Excess of Other Assets	–16.4%
Total	100.0%

Please refer to the Fund's Schedule of Investments for complete holdings information.

Compass EMP Funds

Compass EMP U.S. 500 Enhanced Volatility Weighted Fund

Portfolio Review
June 30, 2015 (Unaudited)

Commentary

The Fund is designed to track the performance of the CEMP U.S. Large Cap 500 Long/Cash Volatility Weighted Index ("CEMP Index") before expenses.

The CEMP Index universe begins with all publicly traded stocks domiciled in the United States, then screens for all companies with consistent net positive earnings for four consecutive quarters. The CEMP Index then identifies up to the 500 largest U.S. stocks by market capitalization. The remaining 500 stocks are weighted based on their daily standard deviation (volatility) over the last 180 trading days compared to the aggregate mean. The CEMP Index is reconstituted every March and September.

Enhanced/Long-Cash Strategy: Based on the month-end price of the CEMP U.S. Large Cap 500 Volatility Weighted Index, the CEMP Index will liquidate 75% of the equity securities if the CEMP Index has declined 10% from its daily highest value ("DHV"). When the CEMP Index's exposure to the equity market is less than 100%, assets will be invested in short term fixed income securities. If the CEMP Index increases back to or above the 10% decline from its DHV, the CEMP Index would then be fully reinvested in equity securities. If the CEMP Index declines 20% from its DHV, 25% will be reinvested back into the equity securities. The CEMP Index would then be approximately 50% invested. If the CEMP Index declines 30% from its DHV, an additional 25% will be reinvested back into equity securities. The CEMP Index would then be approximately 75% invested. If the CEMP Index declines 40% from its DHV, the final 25% will be reinvested back into the equity securities. The CEMP Index would then be approximately 100% invested. The Fund follows this same strategy.

The Fund (Class I Shares at net asset value) returned 6.16% for the fiscal year ended June 30, 2015 which underperformed the CEMP Index return of 7.46% over the same period. The difference is primarily due to the net expenses of the Fund, so the Fund performed in line with expectations. As of May 1, 2015, the contractual cap on Fund expenses has been reduced to 0.74% from 1.35% through at least April 30, 2016.

The S&P 500 Index (market cap weighted), returned 7.42% over the same period, slightly underperforming the CEMP Index by 0.04%, but outperforming the Fund by 1.26%. The primary difference in the results is due to the market cap weighting of the S&P 500's constituent components, where Apple contributed 1.19% of the S&P 500's entire return.

The Fund's performance figures* for the year ended June 30, 2015, compared to its benchmarks:

Year Ended June 30, 2015	One Year	Since Inception[1]
U.S. 500 Enhanced Volatility Weighted Fund — Class A without sales charge	5.89%	17.48%
U.S. 500 Enhanced Volatility Weighted Fund — Class A with sales charge	–0.17%	14.84%
U.S. 500 Enhanced Volatility Weighted Fund — Class C	5.01%	16.58%
U.S. 500 Enhanced Volatility Weighted Fund — Class I	6.16%	17.75%
U.S. 500 Enhanced Volatility Weighted Fund — Class T without sales charge	5.58%	17.18%
U.S. 500 Enhanced Volatility Weighted Fund — Class T with sales charge	1.90%	15.60%
S&P 500 Total Return Index[2]	7.42%	18.90%
CEMP U.S. Large Cap 500 Long/Cash Volatility Weighted Index[3]	7.46%	19.62%

Compass EMP Funds

Compass EMP U.S. 500 Enhanced Volatility Weighted Fund (continued)

Comparison of the Change in Value of a $10,000 Investment

*The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Returns greater than 1 year are annualized. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower had the Adviser not waived its fees and reimbursed a portion of the Fund's expenses. The Fund's total gross annual operating expense ratios, including underlying funds, is 1.13%, 1.88%, 0.88% and 1.38% for Class A, Class C, Class I and Class T, respectively, per the Fund's May 1, 2015 supplement to the November 1, 2014 prospectus. Class A shares and Class T shares are subject to a maximum sales charge imposed on purchases of 5.75% and 3.50%, respectively. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. For performance information current to the most recent month-end, please call 1-888-944-4367.

1Inception date is November 19, 2012.

2The S&P 500 Total Return Index is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Fund's returns, the index does not reflect any fees or expenses.

3The CEMP U.S. Large Cap 500 Long-Cash Volatility Weighted Index is an unmanaged index based on the month end price of the CEMP U.S. Large Cap 500 Volatility Weighted Index. The index seeks to limit risk during unfavorable market conditions by reducing its exposure to the market. During a period of market decline, the Index's exposure to the market may be as low as 25% depending on the magnitude of such decline. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Fund's returns, the index does not reflect any fees or expenses.

Top Holdings By Security Type	% of Net Assets
Common Stock	97.7%
Collateral for Securities Loaned	12.2%
Money Market Fund	1.8%
Liabilities in Excess of Other Assets	–11.7%
Total	100.0%

Please refer to the Fund's Schedule of Investments for complete holdings information.

Compass EMP Funds

Compass EMP Long/Short Strategies Fund

Portfolio Review
June 30, 2015 (Unaudited)

Commentary

The Fund seeks to take a lower volatility and a defensive approach to the U.S. equity markets while maintaining equity like returns over the long-term. The Fund is expected to have lower correlation to the U.S. stock market.

The Fund seeks to achieve its investment objective by investing long or short primarily in a portfolio of equity securities of U.S. companies. The Fund defines equity securities to include common stock, futures on common stock or stock indices, options on common stock; and other entities that invest primarily in equity securities. The Fund's Adviser uses a proprietary model to determine whether to be long or short in certain equities, industries, sectors, countries or other parts of the equity markets. The Fund will invest its cash in excess of the amount required for futures collateral primarily in domestic and foreign fixed income securities, including U.S. Treasury bills and notes, commercial paper and corporate debt.

The Fund (Class I Shares at net asset value) returned 3.77% for the fiscal year ended June 30, 2015. As of May 1, 2015, the contractual cap on Fund expenses has been reduced to 1.20% from 1.41% through at least April 30, 2016.

The Barclay Equity Long/Short Index, returned 3.99% over the same period, outperforming the Fund by 0.22%. The MSCI World Stock Index (market cap weighted), returned 1.43% over the same period, underperforming the Fund by 2.34%. Effective November 1, 2014, the Fund changed one of its benchmark indexes from the MSCI World Stock Index to the S&P 500 Index. The S&P 500 Index (market cap weighted), returned 7.42% over the same period, outperforming the Fund by 3.65%. The Fund's underperformance for the period can be attributed primarily due to the relatively lower correlation and net long position of the CEMP Long/Short Strategies Fund.

The Fund's performance figures* for the year ended June 30, 2015, compared to its benchmarks:

Year Ended June 30, 2015	One Year	Since Inception[1]
Long/Short Strategies Fund — Class A without sales charge	3.49%	5.16%
Long/Short Strategies Fund — Class A with sales charge	–2.44%	2.80%
Long/Short Strategies Fund — Class C	2.63%	4.21%
Long/Short Strategies Fund — Class I	3.77%	5.45%
Long/Short Strategies Fund — Class T without sales charge	3.33%	4.95%
Long/Short Strategies Fund — Class T with sales charge	–0.30%	3.54%
MSCI World Stock Index[2]	1.43%	14.63%
S&P 500 Total Return Index[3]	7.42%	18.90%
Barclay Equity Long/Short Index4 5	3.99%	8.23%

Compass EMP Funds

Compass EMP Long/Short Strategies Fund (continued)

Comparison of the Change in Value of a $10,000 Investment

*The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Returns greater than 1 year are annualized. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower had the Adviser not waived its fees and reimbursed a portion of the Fund's expenses. The Fund's total gross annual operating expense ratios, including underlying funds, is 1.72%, 2.47%, 1.47% and 1.97% for Class A, Class C, Class I and Class T, respectively, per the Fund's May 1, 2015 supplement to the November 1, 2014 prospectus. Class A shares and Class T shares are subject to a maximum sales charge imposed on purchases of 5.75% and 3.50%, respectively. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. For performance information current to the most recent month-end, please call 1-888-944-4367.

1Inception date is November 19, 2012.

2The MSCI World Stock Index is an unmanaged index and is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance consisting of 24 developed market country indices. Investors cannot invest directly in an index or benchmark. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Fund's returns, the index returns do not reflect any fees or expenses.

3The S&P 500 Total Return Index is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Fund's returns, the index does not reflect any fees or expenses.

4The Barclay Equity Long/Short Index is an unmanaged index who's strategy involves equity oriented investing on both the long and short sides of the market. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Fund's returns, the index do not reflect any fees or expenses.

5Inception performance for the Barclay Equity Long/Short Index is as of October 31, 2012.

Top Holdings By Security Type	% of Net Assets
Common Stock	89.1%
Collateral for Securities Loaned	16.0%
Money Market	6.8%
Liabilities in Excess of Other Assets	–11.9%
Total	100.0%

Please refer to the Fund's Schedule of Investments for complete holdings information.

Compass EMP Funds

Compass EMP International 500 Enhanced Volatility Weighted Fund

Portfolio Review
June 30, 2015 (Unaudited)

Commentary

The Fund is designed to track the performance of the CEMP International 500 Volatility Weighted Index ("CEMP Index") before expenses.

The CEMP Index universe begins with all publicly traded stocks domiciled in developed countries outside of the United States, then screens for all companies with consistent net positive earnings for four consecutive quarters. The CEMP Index identifies up to the 500 largest foreign stocks by market capitalization. The remaining 500 stocks are weighted based on their daily standard deviation (volatility) over the last 180 trading days compared to the aggregate mean. The CEMP Index is reconstituted every March and September.

Enhanced/Long-Cash Strategy: Based on the month-end price of the CEMP International 500 Volatility Weighted Index, the CEMP Index will liquidate 75% of the equity securities if the CEMP Index has declined 12% from its daily highest value ("DHV"). When the CEMP Index's exposure to the equity market is less than 100%, assets will be invested in short term fixed income securities. If the CEMP Index increases back to or above the 12% decline from its DHV the CEMP Index would then be fully reinvested in equity securities. If the CEMP Index declines 24% from its DHV, 25% will be reinvested back into the equity securities. The CEMP Index would then be approximately 50% invested. If the Index declines 36% from its DHV, an additional 25% will be reinvested back into equity securities. The CEMP Index would then be approximately 75% invested. If the CEMP Index declines 48% from its DHV, the final 25% will be reinvested back into equity securities. The CEMP Index would then be approximately 100% invested. The Fund follows this same strategy.

The Fund (Class I Shares at net asset value) returned -4.41% for the fiscal year ended June 30, 2015 which underperformed the CEMP Index return of -2.72% over the same period. The difference is primarily due to the net expenses and trading costs of the Fund, so the Fund performed in line with expectations. As of May 1, 2015, the contractual cap on Fund expenses has been reduced to 0.85% from 1.41% through at least April 30, 2016.

The MSCI EAFE Index (market cap weighted), returned -6.57% over the same period, underperforming the CEMP Index by 3.85% and the Fund by 2.16%. The difference in performance was due to the Fund's volatility weighting and fundamental screening process.

The Fund's performance figures* for the year ended June 30, 2015, compared to its benchmarks:

Year Ended June 30, 2015	One Year	Since Inception[1]
International 500 Enhanced Volatility Weighted Fund — Class A without sales charge	–4.65%	8.45%
International 500 Enhanced Volatility Weighted Fund — Class A with sales charge	–10.14%	6.02%
International 500 Enhanced Volatility Weighted Fund — Class C	–5.33%	7.64%
International 500 Enhanced Volatility Weighted Fund — Class I	–4.41%	8.67%
International 500 Enhanced Volatility Weighted Fund — Class T without sales charge	–4.93%	8.16%
International 500 Enhanced Volatility Weighted Fund — Class T with sales charge	–8.25%	6.71%
MSCI EAFE Index[2]	–6.57%	8.08%
CEMP International 500 Long/Cash Volatility Weighted Index[3]	–2.72%	13.57%

Compass EMP Funds

Compass EMP International 500 Enhanced Volatility Weighted Fund (continued)

Comparison of the Change in Value of a $10,000 Investment

*The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Returns greater than 1 year are annualized. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower had the Adviser not waived its fees and reimbursed a portion of the Fund's expenses. The Fund's total gross annual operating expense ratios, including underlying funds, is 1.53%, 2.28%, 1.28% and 1.78% for Class A, Class C, Class I and Class T, respectively, per the Fund's May 1, 2015 supplement to the November 1, 2014 prospectus. Class A shares and Class T shares are subject to a maximum sales charge imposed on purchases of 5.75% and 3.50%, respectively. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. For performance information current to the most recent month-end, please call 1-888-944-4367.

1Inception date is November 19, 2012.

2The MSCI EAFE Index is an unmanaged index comprised of the MSCI country indexes capturing large and mid-cap equities across developed markets in Europe, Australasia and the Far East, excluding the U.S. and Canada. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Fund's returns, the index returns do not reflect any fees or expenses.

3The CEMP International 500 Long/Cash Volatility Weighted Index is an unmanaged index based on the month end price of the CEMP International 500 Volatility Weighted Index. The index seeks to limit risk during unfavorable market conditions by reducing its exposure to the market. During a period of market decline, the Index's exposure to the market may be as low as 25% depending on the magnitude of such decline. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Fund's returns, the index returns do not reflect any fees or expenses.

Top Holdings By Security Type	% of Net Assets
Common Stock	96.1%
Money Market Funds	3.1%
Collateral for Securities Loaned	1.3%
Rights	0.0%
Liabilities in Excess of Other Assets	–0.5%
Total	100.0%

Please refer to the Fund's Schedule of Investments for complete holdings information.

Compass EMP Funds

Compass EMP Commodity Strategies Enhanced Volatility Weighted Fund

Portfolio Review
June 30, 2015 (Unaudited)

Commentary

The Fund is designed to track the performance of the CEMP Commodity Long/Cash Volatility Weighted Index ("CEMP Index") before expenses.

The CEMP Index universe begins with all publicly traded commodity futures. The CEMP Index then screens for the 20 most liquid commodity futures by trading volume. The 20 commodity futures are weighted based on their daily standard deviation (volatility) over the last 180 trading days compared to the aggregate mean. The CEMP Index is reconstituted every March and September.

Enhanced/Long-Cash Strategy: Based on the month-end price of the CEMP Commodity Volatility Weighted Index, the CEMP Index will liquidate 75% of the equity securities if the Index has declined 10% from its daily highest value ("DHV"). When the Index's exposure to the equity market is less than 100%, assets will be invested in short term fixed income securities. If the CEMP Index increases back to or above the 10% decline from its DHV the CEMP Index would then be fully reinvested in equity securities. If the CEMP Index declines 20% from its DHV, 25% will be reinvested back into the equity securities. The CEMP Index would then be approximately 50% invested. If the CEMP Index declines 30% from its DHV, an additional 25% will be reinvested back into equity securities. The CEMP Index would then be approximately 75% invested. If the CEMP Index declines 40% from its DHV, the final 25% will be reinvested back into equity securities. The CEMP Index would then be approximately 100% invested. The Fund follows this same strategy.

The Fund (Class I Shares at net asset value) returned -9.37% for the fiscal year ended June 30, 2015 which underperformed the CEMP Index return of -8.48% over the same period. The difference is primarily due to the net expenses and trading costs of the Fund, so the Fund performed in line with expectations. As of May 1, 2015, the contractual cap on Fund expenses has been reduced to 0.85% from 1.41% through at least April 30, 2016.

The Barclay CTA Index, returned 6.60% over the same period, outperforming the CEMP Index by 15.08% and the Fund by 15.97%. Effective November 1, 2014, the Fund changed its benchmark index to the Bloomberg Commodities Index. The Bloomberg Commodities Index (market cap weighted), returned -23.71% over the same period, underperforming the CEMP Index by 15.23% and the Fund by 14.34%. The Fund's underperformance for the period can be attributed primarily due to the CEMP Index's lower allocation to the energy sector compared to the Bloomberg Commodity Index (13.1% vs. 35.7%). The energy sector was one of the poorest performing areas of the commodity space due to falling oil prices.

The Fund's performance figures* for the year ended June 30, 2015, compared to its benchmarks:

Year Ended June 30, 2015	One Year	Since Inception[1]
Commodity Strategies Enhanced Volatility Weighted Fund — Class A without sales charge	–9.49%	–5.43%
Commodity Strategies Enhanced Volatility Weighted Fund — Class A with sales charge	–14.67%	–7.55%
Commodity Strategies Enhanced Volatility Weighted Fund — Class C	–10.29%	–6.21%
Commodity Strategies Enhanced Volatility Weighted Fund — Class I	–9.37%	–5.19%
Commodity Strategies Enhanced Volatility Weighted Fund — Class T without sales charge	–9.76%	–5.69%
Commodity Strategies Enhanced Volatility Weighted Fund — Class T with sales charge	–12.88%	–6.96%
Bloomberg Commodity Index[2]	–23.71%	–11.80%
Barclay CTA Index3 4	6.60%	2.14%

Compass EMP Funds

Compass EMP Commodity Strategies Enhanced Volatility Weighted Fund (continued)

Comparison of the Change in Value of a $10,000 Investment

*The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Returns greater than 1 year are annualized. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower had the Adviser not waived its fees and reimbursed a portion of the Fund's expenses. The Fund's total gross annual operating expense ratios, including underlying funds, is 1.59%, 2.34%, 1.34% and 1.84% for Class A, Class C, Class I and Class T, respectively, per the Fund's May 1, 2015 supplement to the November 1, 2014 prospectus. Class A shares and Class T shares are subject to a maximum sales charge imposed on purchases of 5.75% and 3.50%, respectively. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. For performance information current to the most recent month-end, please call 1-888-944-4367.

1Inception date is November 19, 2012.

2The Bloomberg Commodity Index is an unmanaged index made up of 22 exchange-traded futures on physical commodities. The index currently represents 20 commodities, which are weighted to account for economic significance and market liquidity. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Fund's returns, the index returns do not reflect any fees or expenses.

3The Barclay CTA Index is an unmanaged index and is a leading industry benchmark of representative performance of commodity trading advisors. The index is equally weighted and rebalanced at the beginning of each year. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Fund's returns, the index returns do not reflect any fees or expenses.

4Inception performance for the Barclay CTA Index is as of October 31, 2012.

Top Holdings By Security Type	% of Net Assets
Commercial Paper	68.6%
Money Market Fund	12.5%
Certificates of Deposit	9.6%
Mutual Funds	4.4%
Other Assets Less Liabilities	4.9%
Total	100.0%

Please refer to the Fund's Schedule of Investments for complete holdings information.

Compass EMP Funds

Compass EMP Commodity Strategies Volatility Weighted Fund

Portfolio Review
June 30, 2015 (Unaudited)

Commentary

The Fund is designed to track the performance of the CEMP Commodity Volatility Weighted Index ("CEMP Index") before expenses.

The CEMP Index universe begins with all publicly traded commodity futures. The CEMP Index then screens for the 20 most liquid commodity futures by trading volume. The 20 commodity futures are weighted based on their daily standard deviation (volatility) over the last 180 trading days compared to the aggregate mean. The CEMP Index is reconstituted every March and September.

The Fund (Class I Shares at net asset value) returned -18.42% for the fiscal year ended June 30, 2015 which underperformed the CEMP Index return of -17.67% over the same period. The difference is primarily due to the net expenses and trading costs of the Fund, so the Fund performed in line with expectations. As of May 1, 2015, the contractual cap on Fund expenses has been reduced to 0.85% from 1.18% through at least April 30, 2016.

The Bloomberg Commodities Index (market cap weighted), returned -23.71% over the same period, underperforming the CEMP Index by 6.04% and the Fund by 5.29%. The main reason for the outperformance of the CEMP Index was its lower allocation to the energy sector compared to the Bloomberg Commodity Index (13.1% vs. 35.7%). The energy sector was one of the poorest performing areas of the commodity space due to falling oil prices.

The Fund's performance figures* for the year ended June 30, 2015, compared to its benchmarks:

Year Ended June 30, 2015	One Year	Since Inception[1]
Commodity Strategies Volatility Weighted Fund — Class A without sales charge	–18.63%	–8.38%
Commodity Strategies Volatility Weighted Fund — Class A with sales charge	–23.34%	–10.43%
Commodity Strategies Volatility Weighted Fund — Class C	–19.28%	–9.09%
Commodity Strategies Volatility Weighted Fund — Class I	–18.42%	–8.14%
Commodity Strategies Volatility Weighted Fund — Class T without sales charge	–18.84%	–8.61%
Commodity Strategies Volatility Weighted Fund — Class T with sales charge	–21.65%	–9.84%
Bloomberg Commodity Index[2]	–23.71%	–11.80%
CEMP Commodity Volatility Weighted Index[3]	–17.67%	–7.54%

Compass EMP Funds

Compass EMP Commodity Strategies Volatility Weighted Fund (continued)

Comparison of the Change in Value of a $10,000 Investment

*The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Returns greater than 1 year are annualized. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower had the Adviser not waived its fees and reimbursed a portion of the Fund's expenses. The Fund's total gross annual operating expense ratios, including underlying funds, is 1.48%, 2.23%, 1.23% and 1.73% for Class A, Class C, Class I and Class T, respectively, per the Fund's May 1, 2015 supplement to the November 1, 2014 prospectus. Class A shares and Class T shares are subject to a maximum sales charge imposed on purchases of 5.75% and 3.50%, respectively. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. For performance information current to the most recent month-end, please call 1-888-944-4367.

1Inception date is November 19, 2012.

2The Bloomberg Commodity Index is an unmanaged index made up of 22 exchange-traded futures on physical commodities. The index currently represents 20 commodities, which are weighted to account for economic significance and market liquidity. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Fund's returns, the index returns do not reflect any fees or expenses.

3The CEMP Commodity Volatility Weighted Index is an unmanaged index consisting of the 20 most liquid commodities with an equal weighting of risk among all the 20 commodities. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Fund's returns, the index returns do not reflect any fees or expenses.

Top Holdings By Security Type	% of Net Assets
Commercial Paper	46.9%
Bonds & Notes	20.9%
Money Market Fund	10.7%
Certificates of Deposit	9.8%
Mutual Funds	3.9%
Other Assets Less Liabilities	7.8%
Total	100.0%

Please refer to the Fund's Schedule of Investments for complete holdings information.

Compass EMP Funds

Compass EMP Market Neutral Income Fund

Portfolio Review
June 30, 2015 (Unaudited)

Commentary

The Fund is designed to track the CEMP U.S. High Dividend 100 Volatility Weighted Index, the CEMP U.S. Small Cap High Dividend 100 Volatility Weighted Index, the CEMP International High Dividend 100 Volatility Weighted Index and the CEMP Emerging Market High Dividend 100 Volatility Weighted Index for income exposure while neutralizing the market risks with shorting highly correlated equity index futures.

The Fund invests in the CEMP U.S. High Dividend 100 Volatility Weighted Index, the CEMP U.S. Small Cap High Dividend 100 Volatility Weighted Index, the CEMP International High Dividend 100 Volatility Weighted Index and the CEMP Emerging Market High Dividend 100 Volatility Weighted Index for high dividend income exposure. The Fund seeks to offset or neutralize risks by taking a long position in each of the CEMP High Dividend Indexes and an equal short position in high correlating indexed equity futures. The CEMP High Dividend 100 Indexes are reconstituted every March and September. The Fund seeks to achieve high current income while maintaining a low correlation to the fluctuations of the equity and bond markets.

The Fund (Class I Shares at net asset value) returned -1.41% for the fiscal year ended June 30, 2015. As of May 1, 2015, the contractual cap on Fund expenses has been reduced to 0.65% from 1.00% through at least April 30, 2016.

The Barclays U.S. Government Intermediate Index, returned 1.79% over the same period, outperforming the Fund by 3.20%. The Barclays Global Treasury Ex. U.S. Index, returned -12.94% over the same period, underperforming the Fund by 11.53%. The primary reason for the Fund's underperformance was due to the market neutral spreads employed by the Fund. The long positions in the High Dividend Indexes under-performed the short positions in their respective cap-weighted indexes.

The Fund's performance figures* for the year ended June 30, 2015, compared to its benchmarks:

Year Ended June 30, 2015	One Year	Since Inception[1]
Market Neutral Income Fund — Class A without sales charge	–1.62%	–1.04%
Market Neutral Income Fund — Class A with sales charge	–7.28%	–3.26%
Market Neutral Income Fund — Class C	–2.42%	–1.80%
Market Neutral Income Fund — Class I	–1.41%	–0.73%
Market Neutral Income Fund — Class T without sales charge	–1.85%	–1.27%
Market Neutral Income Fund — Class T with sales charge	–5.33%	–2.60%
Barclays U.S. Government Intermediate Index[2]	1.79%	0.75%
Barclays Global Treasury Ex U.S. Index[3]	–12.94%	–5.16%

Compass EMP Funds

Compass EMP Market Neutral Income Fund (continued)

Comparison of the Change in Value of a $10,000 Investment

*The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Returns greater than 1 year are annualized. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower had the Adviser not waived its fees and reimbursed a portion of the Fund's expenses. The Fund's total gross annual operating expense ratios, including underlying funds, is 1.15%, 1.90%, 0.90% and 1.40% for Class A, Class C, Class I and Class T, respectively, per the Fund's May 1, 2015 supplement to the November 1, 2014 prospectus. Class A shares and Class T shares are subject to a maximum sales charge imposed on purchases of 5.75% and 3.50%, respectively. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. For performance information current to the most recent month-end, please call 1-888-944-4367.

1Inception date is November 19, 2012.

2The Barclays U.S. Government Intermediate Index is an unmanaged index which includes all publicly issued U.S. Treasury securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years, are rated investment grade, and have $250 million or more of outstanding face value. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Fund's returns, the index returns do not reflect any fees or expenses.

3The Barclays Capital Global Treasury Ex U.S. Index is an unmanaged index which includes government bonds issued by investment-grade countries outside the United States, in local currencies, that have a remaining maturity of one year or more and are rated investment grade. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Fund's returns, the index returns do not reflect any fees or expenses.

Top Holdings By Security Type	% of Net Assets
Common Stock	85.6%
Collateral for Securities Loaned	9.6%
Exchange Traded Funds	1.6%
Money Market Fund	1.1%
Call Options on Futures Purchased	0.0%
Put Options on Futures Written	–1.1%
Other Assets Less Liabilities	3.2%
Total	100.0%

Please refer to the Fund's Schedule of Investments for complete holdings information.

Compass EMP Funds

Compass EMP Enhanced Fixed Income Fund

Portfolio Review
June 30, 2015 (Unaudited)

Commentary

The Fund seeks to achieve its total return objective by investing in global Treasury bond futures, and uses non-collateralized cash to invest in a variety of ultra short-term instruments: commercial paper, certificates of deposit, and corporate bonds in an attempt to enhance the total return.

The Fund focuses on global liquid bond markets. The Fund weights U.S. and International Treasury (Sovereign) bond markets based on their daily standard deviation (volatility) over the last 180 trading days compared to the aggregate mean. Non-collateralized cash is invested in a variety of ultra-short-term instruments: commercial paper, certificates of deposit, and corporate bonds in an attempt to enhance the total return.

Enhanced/Long-Cash Strategy: Based on the week-end price of each countries 10-year Treasury, the Fund will liquidate 75% of the Treasury futures to cash if that 10-year Treasury has declined 2% from its daily highest value (DHV). Based on the week-end price, if the 10-year Treasury increases back to or above the 2% decline from its DHV, the Fund will be reinvested back into the Treasury market. The Fund would then be fully invested. If the 10-year Treasury declines 4% from its DHV, 25% will be reinvested back into the Treasury market. The Fund would then be approximately 50% invested. If the 10-year Treasury declines 6% from its DHV, an additional 25% will be reinvested back into the Treasury market. The Fund would then be approximately 75% invested. If the 10-year Treasury declines 8% from its DHV, the final 25% will be reinvested back into the Treasury market. The Fund would then be approximately 100% invested. This strategy applies to investments in all appropriate Sovereign debt markets around the world.

The Fund (Class I Shares at net asset value) returned 1.39% for the fiscal year ended June 30, 2015. The Barclays U.S. Government Intermediate Index, returned 1.79% over the same period, outperforming the Fund by 0.40%. The Barclays Global Treasury Ex. U.S. Index, returned -12.94% over the same period, underperforming the Fund by 14.33%. The Fund's outperformance for the period can be attributed primarily due to the rising U.S. dollar. Because the Fund purchases International 10-year Treasury futures contracts, the currency risk is greatly diminished. Also, as contributor of performance was the long/cash feature where the Fund can reduce its market risk by reducing its exposure in the event of a market decline.

The Fund's performance figures* for the year ended June 30, 2015, compared to its benchmarks:

Year Ended June 30, 2015	One Year	Since Inception[1]
Enhanced Fixed Income Fund — Class A without sales charge	1.05%	0.09%
Enhanced Fixed Income Fund — Class A with sales charge	–4.72%	–2.16%
Enhanced Fixed Income Fund — Class C	0.31%	–0.63%
Enhanced Fixed Income Fund — Class I	1.39%	0.37%
Enhanced Fixed Income Fund — Class T without sales charge	0.73%	–0.11%
Enhanced Fixed Income Fund — Class T with sales charge	–2.72%	–1.45%
Barclays U.S. Government Intermediate Index[2]	1.79%	0.75%
Barclays Global Treasury Ex U.S. Index[3]	–12.94%	–5.16%

Compass EMP Funds

Compass EMP Enhanced Fixed Income Fund (continued)

Comparison of the Change in Value of a $10,000 Investment

*The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Returns greater than 1 year are annualized. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower had the Adviser not waived its fees and reimbursed a portion of the Fund's expenses. The Fund's total gross annual operating expense ratios, including underlying funds, is 0.87%, 1.62%, 0.62% and 1.12% for Class A, Class C, Class I and Class T, respectively, per the Fund's May 1, 2015 supplement to the November 1, 2014 prospectus. Class A shares and Class T shares are subject to a maximum sales charge imposed on purchases of 5.75% and 3.50%, respectively. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. For performance information current to the most recent month-end, please call 1-888-944-4367.

1Inception date is November 19, 2012.

2The Barclays U.S. Government Intermediate Index is an unmanaged index which includes all publicly issued U.S. Treasury securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years, are rated investment grade, and have $250 million or more of outstanding face value. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Fund's returns, the index returns do not reflect any fees or expenses.

3The Barclays Capital Global Treasury Ex U.S. Index is an unmanaged index which includes government bonds issued by investment-grade countries outside the United States, in local currencies, that have a remaining maturity of one year or more and are rated investment grade. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Fund's returns, the index returns do not reflect any fees or expenses.

Top Holdings By Security Type	% of Net Assets
Money Market Fund	26.8%
Bonds & Notes	14.6%
Mutual Fund	3.8%
Commercial Paper	56.8%
Liabilities in Excess of Other Assets	–2.0%
Total	100.0%

Please refer to the Fund's Schedule of Investments for complete holdings information.

Compass EMP Funds

Compass EMP Ultra Short-Term Fixed
Income Fund

Portfolio Review
June 30, 2015 (Unaudited)

Commentary

The Fund is designed to invest in cash fixed income instruments which average 12 months or less in maturity. The Fund is expected to achieve its fixed income objective by investing in short-term commercial paper, certificates of deposit, corporate bonds and treasuries.

The Fund focuses on liquid, high quality fixed income instruments. Ultra short-term commercial paper, certificate of deposit, corporate bonds and treasuries may be utilized.

The Fund (Class I Shares at net asset value) returned 0.64% for the fiscal year ended June 30, 2015. The Citigroup 3-Month Treasury Bill Index, returned 0.02% over the same period, underperforming the Fund by 0.62%. The Fund's outperformance for the period can be attributed primarily due to the funds exposure to quality commercial paper and certificates of deposits.

The Fund's performance figures* for the year ended June 30, 2015, compared to its benchmarks:

Year Ended June 30, 2015	One Year	Since Inception[1]
Ultra Short-Term Fixed Income — Class A without sales charge	0.39%	0.37%
Ultra Short-Term Fixed Income — Class A with sales charge	–0.60%	–0.01%
Ultra Short-Term Fixed Income — Class I	0.64%	0.62%
Citigroup 3-Month Treasury Bill Index[2]	0.02%	0.04%

Comparison of the Change in Value of a $10,000 Investment

*The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Returns greater than 1 year are annualized. The principal value and investment return of an investment will fluctuate so that

Compass EMP Funds

Compass EMP Ultra Short-Term Fixed
Income Fund (continued)

your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower had the Adviser not waived its fees and reimbursed a portion of the Fund's expenses. The Fund's total gross annual operating expense ratios, including underlying funds, is 0.97% and 0.72% for Class A and Class I, respectively, per the Fund's May 1, 2015 Supplement to the November 1, 2014 prospectus. Class A shares are subject to a maximum sales charge imposed on purchases of 1.00%. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. For performance information current to the most recent month-end, please call 1-888-944-4367.

1Inception date is November 19, 2012.

2The Citigroup 3-Month Treasury Bill Index is an unmanaged index that tracks short-term U.S. government debt instruments. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Fund's returns, the index returns do not reflect any fees or expenses.

Top Holdings By Security Type	% of Net Assets
Commercial Paper	93.9%
Money Market Fund	11.0%
Liabilities in Excess of Other Assets	–4.9%
Total	100.0%

Please refer to the Fund's Schedule of Investments for complete holdings information.

Compass EMP Funds

Compass EMP Multi-Asset Balanced Fund

Portfolio Review
June 30, 2015 (Unaudited)

Commentary

The Fund is a moderate asset allocation fund offering exposure to multiple asset classes, including alternatives, all in one fund. The Fund seeks to achieve its objective of total return by investing in affiliated Funds (Compass EMP Funds). The Fund's rules-based methodology is designed to provide global diversification while attempting to minimize downside risks through traditional long/cash and alternative long/short investments.

The Fund (Class A Shares at net asset value) returned -0.29% for the fiscal year ended June 30, 2015. The Barclay Hedge Fund Index, returned 2.65% over the same period, outperforming the Fund by 2.94%. The Barclay Hedge Fund of Funds Index, returned 3.77% over the same period, outperforming the Fund by 4.06%. The S&P 500 Index (market cap weighted), returned 7.42% over the same period, outperforming the Fund by 7.71%. Effective November 1, 2014, the Fund changed one of its benchmark indexes from the S&P 500 Index to the MSCI World Stock Index. The MSCI World Stock Index (market cap weighted), returned 1.43% over the same period, underperforming the Fund by 1.72%. The Fund's underperformance for the period can be attributed primarily due to the net expenses of the Fund and the Fund's exposure to commodities and market neutral.

The Fund's performance figures* for the year ended June 30, 2015, compared to its benchmarks:

Year Ended June 30, 2015	One Year	Five Years	Since Inception[1]
Multi-Asset Balanced Fund — Class A without sales charge	–0.29%	4.43%	6.47%
Multi-Asset Balanced Fund — Class A with sales charge	–6.03%	3.21%	5.51%
Multi-Asset Balanced Fund — Class C	–1.01%	3.75%	5.76%
Multi-Asset Balanced Fund — Class T without sales charge	–0.51%	4.16%	3.36%
Multi-Asset Balanced Fund — Class T with sales charge	–4.00%	3.42%	2.69%
S&P 500 Total Return Index[2]	7.42%	17.34%	16.03%
MSCI World Stock Index[3]	1.43%	13.10%	12.65%
Barclay Hedge Fund Index[4]	2.65%	6.05%	8.12%
Barclay Hedge Fund of Funds Index[5]	3.77%	3.76%	4.20%

Compass EMP Funds

Compass EMP Multi-Asset Balanced Fund (continued)

Comparison of the Change in Value of a $10,000 Investment

*The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Returns greater than 1 year are annualized. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund's total gross annual operating expense ratios, including underlying funds, is 1.51%, 2.26% and 1.76% for Class A, Class C and Class T, respectively, per the Fund's May 1, 2015 Supplement to the November 1, 2014 prospectus. Class A shares and Class T shares are subject to a maximum sales charge imposed on purchases of 5.75% and 3.50%, respectively. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. For performance information current to the most recent month-end, please call 1-888-944-4367.

1Inception date for Class A and C is December 31, 2008, Class T is December 30, 2009. Inception date for the indexes is December 31, 2008.

2The S&P 500 Total Return Index is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund's returns, the Index does not reflect any fees or expenses. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Fund's returns, the index returns do not reflect any fees or expenses.

3The MSCI World Stock Index is an unmanaged index and is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance consisting of 24 developed market country indices. Investors cannot invest directly in an index or benchmark. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Fund's returns, the index returns do not reflect any fees or expenses.

4The Barclay Hedge Fund Index is a measure of the average return of all hedge funds (except Funds of Funds) in the Barclay database. The index is simply the arithmetic average of the net returns of all the funds that have reported that month. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Fund's returns, the index returns do not reflect any fees or expenses.

5The Barclay Fund of Funds Index is a measure of the average return of all Fund of Funds in the Barclay database. The index is simply the arithmetic average of the net returns of all the Fund of Funds that have reported that month. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Fund's returns, the index returns do not reflect any fees or expenses.

Top Holdings By Security Type	% of Net Assets
Mutual Funds — Equity	46.7%
Mutual Funds — Asset Allocation	31.5%
Exchange Traded Funds — Equity	14.0%
Mutual Funds — Commodity	6.0%
Money Market Fund	2.0%
Liabilities in Excess of Other Assets	–0.2%
Total	100.0%

Please refer to the Fund's Schedule of Investments for complete holdings information.

Compass EMP Funds

Compass EMP Multi-Asset Growth Fund

Portfolio Review
June 30, 2015 (Unaudited)

Commentary

The Fund is a global stock asset allocation fund offering exposure to multiple equity asset classes within one mutual fund. The Fund is designed to allocate assets among the CEMP U.S. and International Volatility-Weighted Indexes. The allocations between the various indexes are based on the volatility of the underlying indexes. Approximately 50% of the Fund invests in the CEMP U.S. and International Long/Cash Volatility-Weighted Indexes.

The Fund (Class A Shares at net asset value) returned 0.22% for the fiscal year ended June 30, 2015. The Barclay Hedge Fund Index, returned 2.65% over the same period, outperforming the Fund by 2.43%. The Barclay Hedge Fund of Funds Index, returned 3.77% over the same period, outperforming the Fund by 3.55%. The S&P 500 Index (market cap weighted), returned 7.42% over the same period, outperforming the Fund by 7.20%. Effective November 1, 2014, the Fund changed one of its benchmark indexes from the S&P 500 Index to the MSCI World Stock Index. The MSCI World Stock Index (market cap weighted), returned 1.43% over the same period, outperforming the Fund by 1.21%. The Fund's underperformance for the period can be attributed primarily due to the net expenses of the Fund and the Fund's exposure to International (Developed) and Emerging Market stocks.

The Fund's performance figures* for the year ended June 30, 2015, compared to its benchmarks:

Year Ended June 30, 2015	One Year	Five Years	Since Inception[1]
Multi-Asset Growth Fund — Class A without sales charge	0.22%	7.24%	7.76%
Multi-Asset Growth Fund — Class A with sales charge	–5.58%	5.99%	6.79%
Multi-Asset Growth Fund — Class C	–0.58%	6.42%	6.92%
Multi-Asset Growth Fund — Class T without sales charge	0.05%	6.97%	4.58%
Multi-Asset Growth Fund — Class T with sales charge	–3.46%	6.21%	3.91%
S&P 500 Total Return Index[2]	7.42%	17.34%	16.03%
MSCI World Stock Index	1.43%	13.10%	12.65%
Barclay Hedge Fund Index[3]	2.65%	6.05%	8.12%
Barclay Hedge Fund of Funds Index[4]	3.77%	3.76%	4.20%

Compass EMP Funds

Compass EMP Multi-Asset Growth Fund (continued)

Comparison of the Change in Value of a $10,000 Investment

*The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Returns greater than 1 year are annualized. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower had the Adviser not waived its fees and reimbursed a portion of the Fund's expenses. The Fund's total gross annual operating expense ratios, including underlying funds, is 1.73%, 2.48% and 1.98% for Class A, Class C and Class T, respectively, per the Fund's May 1, 2015 Supplement to the November 1, 2014 prospectus. Class A shares and Class T shares are subject to a maximum sales charge imposed on purchases of 5.75% and 3.50%, respectively. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. For performance information current to the most recent month-end, please call 1-888-944-4367.

1Inception date for Class A and C is December 31, 2008, Class T is December 30, 2009. Inception date for the indexes is December 31, 2008.

2The S&P 500 Total Return Index is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund's returns, the Index does not reflect any fees or expenses. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Fund's returns, the index returns do not reflect any fees or expenses.

3The MSCI World Stock Index is an unmanaged index and is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance consisting of 24 developed market country indices. Investors cannot invest directly in an index or benchmark. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Fund's returns, the index returns do not reflect any fees or expenses.

4The Barclay Hedge Fund Index is a measure of the average return of all hedge funds (except Funds of Funds) in the Barclay database. The index is simply the arithmetic average of the net returns of all the funds that have reported that month. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Fund's returns, the index returns do not reflect any fees or expenses.

5The Barclay Fund of Funds Index is a measure of the average return of all Fund of Funds in the Barclay database. The index is simply the arithmetic average of the net returns of all the Fund of Funds that have reported that month. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Fund's returns, the index returns do not reflect any fees or expenses.

Top Holdings By Security Type	% of Net Assets
Mutual Funds — Equity	69.1%
Exchange Traded Funds — Equity	28.2%
Money Market Fund	2.3%
Other Assets Less Liabilities	0.4%
Total	100.0%

Please refer to the Fund's Schedule of Investments for complete holdings information.

Compass EMP Funds

Compass EMP Alternative Strategies Fund

Portfolio Review
June 30, 2015 (Unaudited)

Commentary

The Fund is a moderate-to-aggressive alternative asset allocation fund that seeks long term capital appreciation with an emphasis on alternative asset classes compared to traditional stock and bond portfolios. The Fund identifies core, liquid markets and asset classes and evaluates based on asset class correlation and volatility. The Fund weights asset classes based on volatility in an attempt to avoid opinion, market and asset class risk and also weights individual positions equally based on volatility.

The Fund (Class A Shares at net asset value) returned -1.88% for the fiscal year ended June 30, 2015.

The Barclay Fund of Funds Index, returned 3.77% over the same period, outperforming the Fund by 5.65%. The Barclay Hedge Fund Index, returned 2.65% over the same period, outperforming the Fund by 4.53%. The primary reasons for the Fund's underperformance were its allocation to commodities that were down over 20% for the year and its reduced equity exposure relative to the Barclay Hedge Fund Index.

The Fund's performance figures* for the year ended June 30, 2015, compared to its benchmarks:

Year Ended June 30, 2015	One Year	Five Years	Since Inception[1]
Alternative Strategies Fund — Class A without sales charge	–1.88%	2.09%	0.87%
Alternative Strategies Fund — Class A with sales charge	–7.56%	0.88%	–0.21%
Alternative Strategies Fund — Class C	–2.65%	1.33%	0.10%
Alternative Strategies Fund — Class T without sales charge	–2.12%	1.84%	0.61%
Alternative Strategies Fund — Class T with sales charge	–5.54%	1.12%	–0.03%
S&P 500 Total Return Index[2]	7.42%	17.34%	14.00%
Barclay Hedge Fund Index[3]	2.65%	6.05%	5.50%
Barclay Hedge Fund of Funds Index[4]	3.77%	3.76%	3.14%

Compass EMP Funds

Compass EMP Alternative Strategies Fund (continued)

Comparison of the Change in Value of a $10,000 Investment

*The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Returns greater than 1 year are annualized. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower had the Adviser not waived its fees and reimbursed a portion of the Fund's expenses. The Fund's total gross annual operating expense ratios, including underlying funds, is 1.80%, 2.55% and 2.05% for Class A, Class C and Class T, respectively, per the Fund's May 1, 2015 Supplement to the November 1, 2014 prospectus. Class A shares and Class T shares are subject to a maximum sales charge imposed on purchases of 5.75% and 3.50%, respectively. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. For performance information current to the most recent month-end, please call 1-888-944-4367.

1Inception date for Class A, C, T and the S&P 500 Total Return Index is December 30, 2009. The Inception date for the Barclay Hedge Fund Index and Barclay Hedge Fund of Funds Index is December 31, 2009.

2The S&P 500 Total Return Index is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Fund's returns, the Index does not reflect any fees or expenses.

3The Barclay Hedge Fund Index is a measure of the average return of all hedge funds (except Funds of Funds) in the Barclay database. The index is simply the arithmetic average of the net returns of all the funds that have reported that month. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Fund's returns, the index returns do not reflect any fees or expenses.

4The Barclay Fund of Funds Index is a measure of the average return of all Fund of Funds in the Barclay database. The index is simply the arithmetic average of the net returns of all the Fund of Funds that have reported that month. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Fund's returns, the index returns do not reflect any fees or expenses.

Top Holdings By Security Type	% of Net Assets
Mutual Funds — Equity	53.1%
Mutual Funds — Commodity	20.2%
Mutual Funds — Asset Allocation	17.1%
Exchange Traded Funds — Equity	7.5%
Money Market Fund	2.3%
Liabilities in Excess of Other Assets	–0.2%
Total	100.0%

Please refer to the Fund's Schedule of Investments for complete holdings information.

Compass EMP Funds

Compass EMP U.S. 500 Volatility   Schedule of Investments

Weighted Fund  June 30, 2015

Shares	Security Description	Value
Common Stock — 97.4%
Advertising — 0.2%
1,144	Omnicom Group, Inc.^	$79,497
Aerospace/Defense — 2.0%
453	Boeing Co.	62,840
605	General Dynamics Corp.	85,722
924	Harris Corp.	71,065
421	L-3 Communications Holdings, Inc.	47,733
428	Lockheed Martin Corp.	79,565
456	Northrop Grumman Corp.	72,335
713	Raytheon Co.	68,220
1,061	Rockwell Collins, Inc.^	97,983
753	United Technologies Corp.	83,530
		668,993
Agriculture — 1.2%
1,840	Altria Group, Inc.	89,994
1,332	Archer-Daniels-Midland Co.	64,229
1,202	Philip Morris International, Inc.	96,364
2,086	Reynolds American, Inc.	155,741
		406,328
Airlines — 0.4%
660	Alaska Air Group, Inc.	42,524
1,990	JetBlue Airways Corp.	41,312
1,009	Southwest Airlines Co.	33,388
451	Spirit Airlines, Inc.	28,007
		145,231
Apparel — 0.9%
1,769	Hanesbrands, Inc.	58,943
661	NIKE, Inc. — Cl. B	71,401
366	Ralph Lauren Corp.	48,444
606	Under Armour, Inc. — Cl. A*^	50,565
1,038	VF Corp.	72,390
		301,743
Auto Manufacturers — 0.5%
3,865	Ford Motor Co.	58,014
1,510	General Motors Co.	50,328
1,065	PACCAR, Inc.	67,958
		176,300
Auto Parts & Equipment — 0.9%
2,024	Allison Transmission Holdings, Inc.	59,222
860	BorgWarner, Inc.	48,882
1,388	Johnson Controls, Inc.	68,748
532	Lear Corp.	59,722
510	WABCO Holdings, Inc.*	63,097
		299,671

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. 500 Volatility   Schedule of Investments — continued

Weighted Fund  June 30, 2015

Shares	Security Description	Value
Banks — 5.4%
1,840	Bank of New York Mellon Corp.	$77,225
2,017	BB&T Corp.	81,305
1,037	Capital One Financial Corp.	91,225
1,492	CIT Group, Inc.	69,363
1,273	Citigroup, Inc.	70,321
556	City National Corp.	50,257
1,264	Comerica, Inc.	64,868
1,492	East West Bancorp, Inc.	66,871
3,375	Fifth Third Bancorp	70,267
841	First Republic Bank	53,008
406	Goldman Sachs Group, Inc.	84,769
6,338	Huntington Bancshares, Inc.	71,683
1,147	JPMorgan Chase & Co.^	77,721
4,241	KeyCorp	63,700
645	M&T Bank Corp.^	80,580
1,897	Morgan Stanley	73,585
1,004	Northern Trust Corp.	76,766
832	PNC Financial Services Group, Inc.	79,581
6,323	Regions Financial Corp.	65,506
465	Signature Bank*	68,071
907	State Street Corp.	69,839
1,636	SunTrust Banks, Inc.	70,381
409	SVB Financial Group*	58,888
1,986	US Bancorp	86,192
1,612	Wells Fargo & Co.	90,659
		1,812,631
Beverages — 1.7%
951	Brown-Forman Corp. — Cl. B	95,271
2,145	Coca-Cola Co.	84,148
1,633	Coca-Cola Enterprises, Inc.	70,938
656	Constellation Brands, Inc. — Cl. A	76,109
1,037	Dr. Pepper Snapple Group, Inc.	75,597
352	Keurig Green Mountain, Inc.	26,974
231	Monster Beverage Corp.*	30,959
1,072	PepsiCo, Inc.	100,060
		560,056
Biotechnology — 0.9%
372	Amgen, Inc.	57,109
100	Biogen, Inc.*	40,394
405	Celgene Corp.*^	46,873
397	Gilead Sciences, Inc .	46,481
223	Illumina, Inc.*	48,694
102	Regeneron Pharmaceuticals, Inc.*	52,033
		291,584
Building Materials — 0.4%
2,203	Masco Corp.	58,754
770	Vulcan Materials Co.	64,626
		123,380

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. 500 Volatility   Schedule of Investments — continued

Weighted Fund  June 30, 2015

Shares	Security Description	Value
Chemicals — 3.7%
409	Air Products & Chemicals, Inc.	$55,963
739	Airgas, Inc.	78,171
1,025	CF Industries Holdings, Inc.	65,887
1,113	Dow Chemical Co.^	56,952
724	Eastman Chemical Co.	59,238
626	Ecolab, Inc.	70,782
975	EI du Pont de Nemours & Co.	62,351
1,060	FMC Corp.	55,703
580	International Flavors & Fragrances, Inc.	63,388
434	LyondellBasell Industries	44,928
1,589	Mosaic Co.	74,445
170	NewMarket Corp.	75,461
640	PPG Industries, Inc.	73,421
731	Praxair, Inc.	87,391
1,393	RPM International, Inc.	68,215
281	Sherwin-Williams Co.	77,281
980	Valspar Corp.	80,184
584	Westlake Chemical Corp.	40,057
572	WR Grace & Co.*	57,372
		1,247,190
Commercial Services — 4.7%
1,326	The ADT Corp.^	44,514
2,196	Aramark	68,010
1,119	Automatic Data Processing, Inc.^	89,777
896	Cintas Corp.	75,793
248	CoStar Group, Inc.	49,912
909	Equifax, Inc.	88,255
338	FleetCor Technologies, Inc.*	52,748
856	Gartner, Inc.*	73,428
728	Global Payments, Inc.	75,312
60	Graham Holdings Co.	64,503
747	Macquarie Infrastructure Corp.	61,725
594	Manpower Group, Inc.	53,092
709	Mastercard, Inc. — Cl. A	66,277
730	Moody's Corp.	78,811
1,647	Quanta Services, Inc.*	47,467
1,128	Robert Half International, Inc.	62,604
1,822	SEI Investments Co.	89,333
3,213	Service Corp. International	94,559
1,936	Total System Services, Inc.	80,867
592	Towers Watson & Co. — Cl. A	74,474
435	United Rentals, Inc.*	38,115
1,376	Verisk Analytics, Inc. — Cl. A*	100,118
3,579	Western Union Co.^	72,761
		1,602,455

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. 500 Volatility   Schedule of Investments — continued

Weighted Fund  June 30, 2015

Shares	Security Description	Value
Computers — 3.0%
1,924	Amdocs Ltd.	$105,031
504	Apple, Inc.	63,214
3,632	Cadence Design Systems, Inc.*^	71,405
835	Cognizant Technology Solutions Corp. — Cl. A*	51,010
2,776	EMC Corp.	73,259
1,589	Fortinet, Inc.*^	65,673
1,563	Hewlett-Packard Co.	46,906
583	IHS, Inc. — Cl. A*	74,991
470	International Business Machines Corp.	76,450
1,384	Jack Henry & Associates, Inc.^	89,545
1,624	NetApp, Inc.	51,253
472	SanDisk Corp.	27,480
1,001	Seagate Technology PLC^	47,547
1,732	Synopsys, Inc.*	87,726
1,199	Teradata Corp.*	44,363
585	Western Digital Corp.	45,876
		1,021,729
Cosmetics/Personal Care — 1.1%
1,354	Colgate-Palmolive Co.	88,565
636	Energizer Holdings, Inc.	83,666
932	Estee Lauder Cos., Inc. — Cl. A	80,767
1,333	Procter & Gamble Co.	104,294
		357,292
Distribution/Wholesale — 0.8%
1,552	Fastenal Co.^	65,463
870	Genuine Parts Co.	77,891
2,144	LKQ Corp.*	64,845
327	WW Grainger, Inc.^	77,385
		285,584
Diversified Financial Services — 4.1%
286	Affiliated Managers Group, Inc.*	62,520
211	Alliance Data Systems Corp.*	61,599
2,682	Ally Financial, Inc.*	60,157
862	American Express Co.	66,995
512	Ameriprise Financial, Inc.	63,964
199	BlackRock, Inc. — Cl. A	68,850
1,156	CBOE Holdings, Inc.	66,146
1,635	Charles Schwab Corp.^	53,383
823	CME Group, Inc.	76,588
1,190	Discover Financial Services	68,568
1,611	E*TRADE Financial Corp.*	48,249
1,373	Franklin Resources, Inc.	67,318
1,972	Interactive Brokers Group, Inc.	81,956
1,702	Invesco Ltd.	63,808
1,128	Legg Mason, Inc.	58,126
1,546	NASDAQ OMX Group, Inc.	75,460
1,160	Raymond James Financial, Inc.	69,113

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. 500 Volatility   Schedule of Investments — continued

Weighted Fund  June 30, 2015

Shares	Security Description	Value
2,030	Santander Consumer USA Holdings, Inc.*	$51,907
1,058	T. Rowe Price Group, Inc.	82,238
1,685	TD Ameritrade Holding Corp.	62,042
1,021	Visa, Inc.^	68,560
		1,377,547
Electric — 4.7%
1,277	Alliant Energy Corp.^	73,708
1,678	Ameren Corp.	63,227
1,366	American Electric Power Co., Inc.	72,357
2,257	CMS Energy Corp.	71,863
1,400	Consolidated Edison, Inc.^	81,032
1,043	Dominion Resources, Inc.	69,745
942	DTE Energy Co.	70,311
1,182	Edison International^	65,696
926	Entergy Corp.	65,283
1,509	Eversource Energy	68,524
1,932	Exelon Corp.	60,703
1,973	ITC Holdings Corp.	63,491
786	NextEra Energy, Inc.	77,052
2,323	OGE Energy Corp.	66,368
1,448	PG&E Corp.	71,097
1,230	Pinnacle West Capital Corp.	69,975
1,487	Public Service Enterprise Group, Inc.^	58,409
1,380	SCANA Corp.	69,897
1,928	Southern Co.	80,783
2,409	WEC Energy Group, Inc.^	108,332
2,159	Westar Energy, Inc.	73,881
2,230	Xcel Energy, Inc.	71,761
		1,573,495
Electrical Components & Equipment — 0.7%
276	Acuity Brands, Inc.	49,674
1,282	AMETEK, Inc.^	70,228
1,247	Emerson Electric Co.	69,121
511	Hubbell, Inc. — Cl. B	55,331
		244,354
Electronics — 2.5%
1,550	Agilent Technologies, Inc.	59,799
1,243	Amphenol Corp. — Cl. A	72,057
984	Arrow Electronics Inc.*	54,907
1,369	Avnet, Inc.	56,280
2,691	Corning, Inc.	53,093
4,235	Flextronics International Ltd.*	47,898
3,452	Gentex Corp.	56,682
797	Honeywell International, Inc.	81,270
239	Mettler-Toledo International, Inc.*	81,609
1,575	PerkinElmer, Inc.	82,908
565	Thermo Fisher Scientific, Inc.	73,314

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. 500 Volatility   Schedule of Investments — continued

Weighted Fund  June 30, 2015

Shares	Security Description	Value
1,816	Trimble Navigation Ltd.*	$42,603
565	Waters Corp.*	72,535
		834,955
Energy-Alternate Sources — 0.1%
522	First Solar, Inc.*	24,524
Engineering & Construction — 0.3%
886	Fluor Corp.	46,967
1,331	Jacobs Engineering Group, Inc.*	54,065
		101,032
Entertainment — 0.2%
830	Madison Square Garden Co.*	69,297
Environmental Control — 0.9%
2,582	Republic Services, Inc.	101,137
843	Stericycle, Inc.*	112,886
1,861	Waste Connections, Inc.	87,690
		301,713
Food — 3.5%
2,000	Campbell Soup Co.^	95,300
1,757	General Mills, Inc.	97,900
887	Hain Celestial Group, Inc.	58,418
877	Hershey Co.	77,904
1,402	Hormel Foods Corp.	79,031
1,098	Ingredion, Inc.	87,631
790	JM Smucker Co.	85,644
1,192	Kroger Co.^	86,432
1,311	McCormick & Co., Inc.^	106,125
2,353	Mondelez International, Inc. — Cl. A	96,802
1,139	Pilgrim's Pride Corp.*^	26,163
1,471	Sprouts Farmers Market, Inc.^	39,688
2,182	Sysco Corp.	78,770
1,510	Tyson Foods, Inc. — Cl. A	64,371
1,123	WhiteWave Foods Co.*	54,892
1,012	Whole Foods Market, Inc.	39,913
		1,174,984
Gas — 1.0%
1,430	Atmos Energy Corp.	73,330
3,178	CenterPoint Energy, Inc.	60,477
1,117	National Fuel Gas Co.	65,780
1,539	NiSource, Inc.	70,163
701	Sempra Energy	69,357
		339,107
Hand & Machine Tools — 0.7%
1,006	Lincoln Electric Holdings, Inc.^	61,255
521	Snap-on, Inc.	82,969
780	Stanley Black & Decker, Inc.	82,087
		226,311

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. 500 Volatility   Schedule of Investments — continued

Weighted Fund  June 30, 2015

Shares	Security Description	Value
Healthcare-Products — 3.9%
1,344	Baxter International, Inc.	$93,986
530	Becton Dickinson and Co.	75,074
362	Cooper Cos., Inc.	64,425
994	Danaher Corp.	85,076
1,686	DENTSPLY International, Inc.	86,913
379	Edwards Lifesciences Corp.*	53,981
676	Henry Schein, Inc.*	96,073
874	IDEXX Laboratories, Inc.*^	56,058
97	Intuitive Surgical, Inc.*	46,997
1,900	Patterson Cos., Inc.	92,435
940	ResMed, Inc.	52,988
1,006	Sirona Dental Systems, Inc.	101,023
986	St. Jude Medical, Inc.	72,047
1,015	Stryker Corp.^	97,004
810	Teleflex, Inc.	109,714
790	Varian Medical Systems, Inc.*^	66,621
607	Zimmer Holdings, Inc.	66,303
		1,316,718
Healthcare Services — 2.4%
626	Aetna, Inc.	79,790
438	Anthem, Inc.	71,893
817	Centene Corp.	65,687
568	Cigna Corp.	92,016
1,099	DaVita HealthCare Partners, Inc.*	87,338
685	HCA Holdings, Inc.*	62,143
564	Laboratory Corp. of America Holdings*	68,368
1,008	MEDNAX, Inc.*	74,703
1,001	Quest Diagnostics, Inc.^	72,592
593	UnitedHealth Group, Inc.	72,346
468	Universal Health Services, Inc. — Cl. B	66,503
		813,379
Homebuilders — 0.8%
1,674	DR Horton, Inc.	45,801
1,059	Lennar Corp. — Cl. A^	54,051
51	NVR, Inc.*	68,340
2,363	PulteGroup, Inc.	47,614
1,519	Toll Brothers, Inc.*	58,011
		273,817
Home Furnishings — 0.2%
257	Harman International Industries, Inc.	30,568
285	Whirlpool Corp.	49,318
		79,886
Household Products/Wares — 0.6%
1,253	Church & Dwight Co., Inc.	101,656
812	Clorox Co.	84,464
		186,120

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. 500 Volatility   Schedule of Investments — continued

Weighted Fund  June 30, 2015

Shares	Security Description	Value
Housewares — 0.2%
1,921	Newell Rubbermaid, Inc.	$78,972
Insurance — 5.9%
1,563	Aflac, Inc.	97,217
187	Alleghany Corp.*	87,658
1,479	Allstate Corp.	95,943
1,684	American Financial Group, Inc.	109,527
1,495	American International Group, Inc.	92,421
2,263	Arthur J Gallagher & Co. — Cl. B	107,040
1,019	Chubb Corp.^	96,948
1,998	Cincinnati Financial Corp.	100,260
2,100	CNA Financial Corp.	80,241
1,966	HCC Insurance Holdings, Inc.	151,067
1,025	Lincoln National Corp.	60,700
142	Markel Corp.*	113,697
1,817	Marsh & McLennan Cos., Inc.	103,024
1,265	MetLife, Inc.	70,827
1,338	Principal Financial Group, Inc.	68,626
3,695	Progressive Corp.	102,832
951	Reinsurance Group of America, Inc.	90,221
1,729	Torchmark Corp.	100,662
978	Travelers Cos., Inc.	94,533
1,672	Voya Financial, Inc.	77,698
1,958	WR Berkley Corp.	101,679
		2,002,821
Internet — 1.6%
1,891	CDW Corp.	64,823
447	F5 Networks, Inc.*	53,796
686	Facebook, Inc.*	58,835
122	Google, Inc. — Cl. A*	65,885
72	Netflix, Inc.*^	47,300
43	Priceline Group, Inc.*	49,509
2,782	Symantec Corp.	64,681
368	TripAdvisor, Inc.*	32,068
926	Verisign, Inc.*^	57,153
1,095	Yahoo!, Inc.*	43,023
		537,073
Investment Companies — 0.3%
5,184	Ares Capital Corp.^	85,329
Iron/Steel — 0.2%
1,330	Nucor Corp.	58,613
Leisure Time — 0.6%
900	Harley-Davidson, Inc.	50,715
1,268	Jarden Corp.*	65,619
387	Polaris Industries, Inc.	57,319
573	Royal Caribbean Cruises Ltd.	45,089
		218,742

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. 500 Volatility   Schedule of Investments — continued

Weighted Fund  June 30, 2015

Shares	Security Description	Value
Lodging — 1.1%
2,244	Hilton Worldwide Holdings, Inc.*	$61,822
1,208	Hyatt Hotels Corp. — Cl. A*	68,482
894	Las Vegas Sands Corp.	46,998
851	Marriott International, Inc. — Cl. A^	63,306
652	Starwood Hotels & Resorts Worldwide Inc.	52,871
723	Wyndham Worldwide Corp.	59,221
352	Wynn Resorts Ltd.	34,732
		387,432
Machinery-Construction & Mining — 0.2%
740	Caterpillar, Inc.	62,767
Machinery Diversified — 1.8%
430	Cummins, Inc.	56,412
922	Deere & Co.^	89,480
819	Flowserve Corp.	43,129
1,085	IDEX Corp.	85,259
450	Middleby Corp.	50,504
539	Rockwell Automation, Inc.	67,181
467	Roper Industries, Inc.	80,539
663	Wabtec Corp.	62,481
1,822	Xylem, Inc.	67,542
		602,527
Media — 3.5%
814	AMC Networks, Inc.*^	66,626
2,859	Cablevision Systems Corp.^	68,444
975	CBS Corp. — Cl. B	54,112
1,263	Comcast Corp. — Cl. A^	75,957
1,393	Discovery Communications, Inc. — Cl. A*^	46,331
726	DISH Network Corp.	49,157
566	FactSet Research Systems, Inc.	91,981
740	Gannett Co., Inc.	10,353
1,712	Liberty Media Corp.*	61,700
4,193	News Corp.*	61,176
1,606	Nielsen Holdings NV	71,901
915	Scripps Networks Interactive, Inc. Cl. A^	59,814
18,738	Sirius XM Holdings, Inc.*	69,893
1,480	TEGNA, Inc.	47,464
399	Time Warner Cable, Inc. — Cl. A	71,090
506	Time Warner, Inc.	44,229
650	Tribune Media Co.	34,703
1,741	Twenty-First Century Fox, Inc.	56,661
886	Viacom, Inc. — Cl. B	57,271
758	Walt Disney Co.^	86,518
		1,185,381
Metal Fabricate/Hardware — 0.2%
294	Precision Castparts Corp.	58,762
Mining — 0.1%
1,649	Southern Copper Corp.^	48,497
See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. 500 Volatility   Schedule of Investments — continued

Weighted Fund  June 30, 2015

Shares	Security Description	Value
Miscellaneous Manufacturing — 2.8%
555	3M Co.	$85,637
1,045	AO Smith Corp.	75,219
691	Carlisle Cos., Inc.	69,183
977	Colfax Corp.*	45,089
1,948	Donaldson Co., Inc.	69,738
882	Dover Corp.	61,899
803	Eaton Corp. PLC	54,194
3,610	General Electric Co.	95,918
961	Illinois Tool Works, Inc.	88,210
1,069	Ingersoll-Rand PLC	72,072
788	Pall Corp.	98,067
504	Parker Hannifin Corp.	58,630
1,269	Textron, Inc.	56,635
954	Trinity Industries, Inc.	25,214
		955,705
Office/Business Equipment — 0.1%
4,387	Xerox Corp.	46,678
Oil & Gas — 1.9%
596	Chevron Corp.	57,496
322	Cimarex Energy Co.	35,520
272	Concho Resources, Inc.*	30,970
538	Continental Resources, Inc.*	22,806
452	EOG Resources, Inc.	39,573
856	Exxon Mobil Corp.	71,219
488	Helmerich & Payne, Inc.^	34,365
1,556	Marathon Oil Corp.	41,296
924	Marathon Petroleum Corp.	48,334
926	Murphy Oil Corp.^	38,494
816	Noble Energy, Inc.	34,827
587	Phillips 66	47,289
764	Range Resources Corp.^	37,726
1,704	Southwestern Energy Co.*^	38,732
791	Valero Energy Corp.	49,517
		628,164
Oil & Gas Services — 0.9%
649	Baker Hughes, Inc.	40,043
956	Cameron International Corp.*	50,066
1,112	FMC Technologies, Inc.*	46,137
897	Halliburton Co.	38,634
943	National Oilwell Varco, Inc.	45,528
877	Oceaneering International, Inc.	40,859
597	Schlumberger Ltd.	51,455
		312,722
Packaging & Containers — 1.0%
916	Ball Corp.	64,257
1,202	Crown Holdings, Inc.*	63,598
1,152	MeadWestvaco Corp.	54,363

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. 500 Volatility   Schedule of Investments — continued

Weighted Fund  June 30, 2015

Shares	Security Description	Value
732	Packaging Corp. of America	$45,743
857	Rock Tenn Co. — Cl. A	51,591
1,164	Sealed Air Corp.	59,806
		339,358
Pharmaceuticals — 2.9%
1,758	Abbott Laboratories	86,283
1,057	Bristol-Myers Squibb Co.	70,333
955	Cardinal Health, Inc.	79,886
1,208	Eli Lilly & Co.	100,856
882	Express Scripts Holding Co.*^	78,445
872	Johnson & Johnson	84,985
339	McKesson Corp.	76,211
616	Mead Johnson Nutrition Co.	55,576
1,320	Merck & Co., Inc.	75,148
858	Mylan, Inc.*	58,224
2,704	Pfizer, Inc.	90,665
1,011	Quintiles Transnational Holdings, Inc.*^	73,409
1,321	Zoetis, Inc. — Cl. A	63,699
		993,720
Pipelines — 0.4%
1,367	Kinder Morgan, Inc.	52,479
885	ONEOK, Inc.	34,940
1,878	Spectra Energy Corp.	61,223
		148,642
Real Estate — 0.4%
2,105	CBRE Group, Inc. — Cl. A*	77,885
415	Jones Lang LaSalle, Inc.	70,965
		148,850
Retail — 6.5%
411	Advanced Auto Parts, Inc.	65,468
829	AutoNation, Inc.*	52,210
139	AutoZone, Inc.*^	92,699
813	Bed Bath & Beyond, Inc.*	56,081
920	Best Buy Co., Inc.	30,001
645	CarMax, Inc.*	42,705
82	Chipotle Mexican Grill, Inc. — Cl. A*	49,609
1,178	Coach, Inc.	40,771
633	Costco Wholesale Corp.	85,493
938	CVS Health Corp.	98,377
906	Dick's Sporting Goods, Inc.	46,904
368	Dillard's, Inc.	38,710
770	Dollar General Corp.*	59,860
959	Dollar Tree, Inc.*^	75,751
689	Domino's Pizza, Inc.	78,133
909	Foot Locker, Inc.	60,912
1,268	Gap, Inc.	48,400
621	Home Depot, Inc.	69,012
796	Kohl's Corp.	49,838

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. 500 Volatility   Schedule of Investments — continued

Weighted Fund  June 30, 2015

Shares	Security Description	Value
755	L Brands, Inc.	$64,726
1,024	Lowe's Cos., Inc.	68,577
965	Macy's, Inc.	65,109
936	McDonald's Corp.	88,986
886	Nordstrom, Inc.	66,007
329	O'Reilly Automotive, Inc.*^	74,347
4,129	Rite Aid Corp.*	34,477
1,170	Ross Stores, Inc.	56,874
2,180	Sally Beauty Holdings, Inc.*	68,844
2,502	Staples, Inc.	38,306
1,666	Starbucks Corp.	89,323
987	TJX Cos., Inc.	65,310
568	Tractor Supply Co.	51,086
343	Ulta Salon Cosmetics & Fragrance, Inc.*	52,976
943	Urban Outfitters, Inc.*	33,005
1,073	Wal-Mart Stores, Inc.	76,108
665	Williams-Sonoma, Inc.	54,710
		2,189,705
Savings & Loans — 0.5%
6,818	Hudson City Bancorp, Inc.	67,362
5,695	New York Community Bancorp, Inc.^	104,674
		172,036
Semiconductors — 2.4%
1,904	Altera Corp.	97,485
1,088	Analog Devices, Inc.	69,833
2,240	Applied Materials, Inc.	43,053
1,721	Intel Corp.^	52,344
489	IPG Photonics Corp.^	41,651
888	KLA-Tencor Corp.	49,914
710	Lam Research Corp.	57,759
1,426	Linear Technology Corp.	63,072
1,022	Microchip Technology, Inc.^	48,468
1,314	Micron Technology, Inc.*	24,756
2,187	NVIDIA Corp.	43,981
3,093	ON Semiconductor Corp.	36,157
741	QUALCOMM, Inc.	46,409
396	Skyworks Solutions, Inc.*	41,224
1,200	Texas Instruments, Inc.	61,812
1,144	Xilinx, Inc.	50,519
		828,437
Shipbuilding — 0.1%
436	Huntington Ingalls Industries, Inc.	49,089
Software — 3.7%
717	Adobe Systems, Inc.*	58,084
775	Akamai Technologies, Inc.*	54,110
997	ANSYS, Inc.*	90,966
902	Autodesk, Inc.*	45,168
1,727	Broadridge Financial Solutions, Inc.	86,367

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. 500 Volatility   Schedule of Investments — continued

Weighted Fund  June 30, 2015

Shares	Security Description	Value
2,314	CA, Inc.	$67,777
1,068	Cerner Corp.*	73,756
1,111	Citrix Systems, Inc.*	77,948
1,458	Fidelity National Information Services, Inc.	90,104
1,259	Fiserv, Inc.*	104,283
1,475	Microsoft Corp.	65,121
1,328	MSCI, Inc. — Cl. A*	81,738
1,624	Oracle Corp.	65,447
2,015	Paychex, Inc.	94,463
673	Rackspace Hosting, Inc.*	25,029
851	Red Hat, Inc.*^	64,616
835	SS&C Technologies Holdings, Inc.	52,188
636	VMware, Inc. — Cl. A*^	54,531
		1,251,696
Telecommunications — 1.0%
1,849	CenturyLink, Inc.^	54,324
2,398	Cisco Systems, Inc.	65,849
1,206	EchoStar Corp.*	58,708
5,948	Frontier Communications Corp.^	29,443
1,011	Level 3 Communications, Inc.*	53,249
1,164	Motorola Solutions, Inc.	66,744
		328,317
Textiles — 0.2%
334	Mohawk Industries, Inc.*^	63,761
Toys/Games/Hobbies — 0.2%
1,038	Hasbro, Inc.	77,632
Transportation — 1.9%
857	CH Robinson Worldwide, Inc.^	53,468
1,821	CSX Corp.	59,456
1,406	Expeditors International of Washington, Inc.	64,824
412	FedEx Corp.	70,205
525	Genesee & Wyoming, Inc.*	39,995
926	JB Hunt Transport Services, Inc.^	76,015
502	Kansas City Southern	45,782
578	Norfolk Southern Corp.	50,494
888	Old Dominion Freight Line, Inc.*^	60,921
529	Union Pacific Corp.	50,451
731	United Parcel Service, Inc. — Cl. B	70,841
		642,452
Trucking & Leasing — 0.2%
182	AMERCO	59,498
Water — 0.2%
1,591	American Water Works Co., Inc.	77,370
Total Common Stock (Cost — $29,079,335)		32,957,651

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. 500 Volatility   Schedule of Investments — continued

Weighted Fund  June 30, 2015

Shares	Security Description	Value
Short-Term Investments — 2.1%
Money Market Fund — 2.1%
680,299	AIM STIT — Liquid Assets Portfolio, Institutional Class, 0.10%**	$680,299
Total Short-Term Investments (Cost — $680,299)
Collateral for Securities Loaned — 13.6%
4,588,811	Mount Vernon Securities Lending Prime Portfolio, 0.24%**	4,588,811
Total Collateral for Securities Loaned (Cost — $4,588,811)
Total Investments — 113.1% (Cost — $34,348,445) (a)		38,226,761
Liabilities in Excess of Other Assets — (13.1)%		(4,400,908)
NET ASSETS — 100.0%		$33,825,853

*  Non-income producing security.

**  Money market fund; interest rate reflects seven day effective yield on June 30, 2015.

^  All or a portion of this security is on loan. The market value of the loaned securities is $4,467,255. Securities loaned with a value of $28,024 have been sold and are pending settlement on July 1, 2015.

PLC — Public Limited Company.

(a)  Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes (excluding futures contracts) is $34,375,733 and differs from value by net unrealized appreciation/(depreciation) on securities as follows:

Unrealized appreciation	$4,863,626
Unrealized depreciation	(1,012,598)
Net unrealized appreciation	$3,851,028

Number of Contracts		Underlying Face Amount at Value	Unrealized Depreciation
	Long Futures Contracts — (0.0)%
	Equity Futures — (0.0)%
8	S&P Mini Future, Sep 2015	$821,800	$(18,700)
Total Long Futures Contracts		$821,800	$(18,700)

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. Small Cap 500   Schedule of Investments

Volatility Weighted Fund  June 30, 2015

Shares	Security Description	Value
Common Stock — 96.4%
Aerospace/Defense — 0.3%
829	AAR Corp.	$26,420
283	Astronics Corp.*	20,062
		46,482
Agriculture — 0.1%
598	Andersons, Inc.	23,322
Airlines — 0.1%
1,797	Republic Airways Holdings, Inc.*	16,496
Apparel — 0.7%
530	G-III Apparel Group Ltd.*^	37,285
1,280	Iconix Brand Group, Inc.*^	31,962
863	Steven Madden Ltd.*	36,919
766	Unifi, Inc.*	25,661
		131,827
Auto Manufacterer — 0.1%
1,428	Wabash National Corp.*	17,907
Auto Parts & Equipment — 1.0%
1,592	American Axle & Manufacturing Holdings, Inc.*	33,289
1,061	Cooper Tire & Rubber Co.	35,894
679	Dorman Products, Inc.*^	32,361
425	Gentherm, Inc.*^	23,337
1,704	Meritor, Inc.*	22,356
771	Standard Motor Products, Inc.^	27,077
		174,314
Banks — 13.5%
2,470	Associated Banc-Corp.^	50,067
803	BancFirst Corp.	52,556
1,463	BancorpSouth, Inc.	37,687
867	Bank of Hawaii Corp.	57,812
902	Banner Corp.	43,233
2,537	BBCN Bancorp, Inc.	37,522
2,724	Boston Private Financial Holdings, Inc.	36,529
1,721	Capital Bank Financial Corp.*	50,030
529	Cass Information Systems, Inc.	29,740
1,428	Cathay General Bancorp	46,339
1,502	Chemical Financial Corp.	49,656
1,444	Columbia Banking System, Inc.	46,988
1,295	Community Bank System, Inc.	48,912
2,511	CVB Financial Corp.^	44,219
1,273	Eagle Bancorp, Inc.*	55,961
2,338	First Financial Bancorp	41,944
1,413	First Financial Bankshares, Inc.^	48,946
1,714	First Interstate BancSystem, Inc.	47,546
1,894	First Merchants Corp.	46,782
2,438	First Midwest Bancorp, Inc.	46,249
3,407	FNB Corp.	48,788

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. Small Cap 500   Schedule of Investments — continued

Volatility Weighted Fund  June 30, 2015

Shares	Security Description	Value
4,036	Fulton Financial Corp.	$52,710
1,411	Glacier Bancorp, Inc.	41,512
1,169	Hancock Holding Co.	37,303
1,875	Hilltop Holdings, Inc.*^	45,169
1,067	Home BancShares, Inc.	39,010
619	IBERIAKBANK Corp.	42,234
1,135	Independent Bank Corp.^	53,220
1,276	International Bancshares Corp.	34,286
1,248	Legacy Texas Financial Group, Inc.	37,690
1,205	MB Financial, Inc.	41,500
4,071	National Penn Bancshares, Inc.	45,921
1,767	NBT Bancorp, Inc.^	46,242
2,871	Old National Bancorp^	41,515
510	Park National Corp.^	44,559
870	Pinnacle Financial Partners, Inc.	47,302
1,028	PrivateBancorp, Inc.	40,935
1,574	Renasant Corp.^	51,312
601	South State Corp.	45,670
1,783	Susquehanna Bancshares, Inc.	25,176
3,352	Talmer Bancorp., Inc.	56,146
2,736	TCF Financial Corp.	45,445
674	Texas Capital Bancshares, Inc.*	41,950
1,844	Trustmark Corp.	46,063
718	UMB Financial Corp.	40,940
1,782	Union Bankshares Corp.	41,414
1,056	United Bankshares, Inc.^	42,483
1,882	United Community Banks, Inc	39,277
5,666	Valley national Bancorp^	58,416
1,319	WesBanco, Inc.^	44,872
1,033	Westamerica Bancorporation^	52,321
1,262	Western Alliance Bancorp*	42,605
964	Wintrust Financial Corp.^	51,458
		2,384,162
Biotechnology — 0.9%
545	Acorda Therapeutics, Inc.*^	18,165
580	Cambrex Corp.*	25,485
281	Ligand Pharmaceuticals, Inc.*^	28,353
725	Myriad Genetics, Inc.*^	24,643
3,975	PDL BioPharma, Inc.^	25,559
726	Repligen Corp.*	29,962
		152,167
Building Materials — 1.5%
1,501	AAON, Inc.	33,803
736	Apogee Enterprises, Inc.	38,743
765	Boise Cascade Co.*	28,060
618	Drew Industries, Inc.^	35,856
702	Patrick Industries, Inc.*	26,711
1,041	Simpson Manufacturing Co., Inc.	35,394

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. Small Cap 500   Schedule of Investments — continued

Volatility Weighted Fund  June 30, 2015

Shares	Security Description	Value
496	Trex Co., Inc.*^	$24,517
666	Universal Forest Products, Inc.	34,652
		257,736
Chemicals — 2.8%
639	A Schulman, Inc.^	27,937
1,445	Aceto Corp.	35,590
494	Balchem Corp.	27,526
753	Cabot Corp.	28,079
1,898	Calgon Carbon Corp.	36,783
2,241	Ferro Corp.*	37,604
763	HB Fuller Co.	30,993
719	Innophos Holdings, Inc.	37,848
863	Innospec, Inc.	38,870
419	Minerals Technologies, Inc.	28,546
1,205	Olin Corp.^	32,475
998	OM Group, Inc.	33,533
460	Quaker Chemical Corp.	40,866
1,119	Stepan Co.	60,549
		497,199
Commercial Services — 5.2%
1,142	Aaron's, Inc.	41,352
1,742	ABM Industries, Inc.	57,260
863	American Public Education, Inc.	22,196
1,472	AMN Healthcare Services, Inc.*	46,500
1,093	Apollo Education Group, Inc.	14,078
455	Capella Education Co.^	24,420
921	Cardtronics, Inc.^	34,123
1,604	Carriage Services, Inc.	38,304
1,067	CorVel Corp.	34,165
778	DeVry Education Group, Inc.^	23,324
538	Euronet Worldwide, Inc.*	33,195
882	Grand Canyon Education, Inc.*	37,397
517	Huron Consulting Group, Inc.*	36,237
1,105	ICF International, Inc.*	38,520
661	Insperity, Inc.	33,645
1,798	Kelly Services, Inc. — Cl. A	27,599
1,239	Korn/Ferry International	43,080
1,052	Matthews International Corp. — Cl. A	55,903
1,506	McGrath RentCorp.	45,828
691	Monro Muffler Brake, Inc.^	42,953
501	Multi-Color Corp.	32,004
633	On Assignment, Inc.*	24,864
932	Rent-A-Center, Inc.	26,422
1,729	Resources Connection, Inc.	27,820
2,273	RPX Corp.*	38,414
1,291	TrueBlue, Inc.*	38,601
		918,204

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. Small Cap 500   Schedule of Investments — continued

Volatility Weighted Fund  June 30, 2015

Shares	Security Description	Value
Computers — 2.6%
623	CACI International, Inc. — Cl. A*	$50,394
870	Electronics For Imaging, Inc.*	37,854
975	Engility Holdings, Inc.*	24,531
454	EPAM Systems, Inc.*^	32,338
1,175	ExlService Holdings, Inc.*	40,632
1,000	Insight Enterprises, Inc.*	29,910
625	MTS Systems Corp.	43,094
651	NetScout Systems, Inc.*^	23,872
795	Science Applications International Corp.	42,016
529	Super Micro Computer, Inc.*	15,648
1,429	Sykes Enterprises, Inc.*	34,653
1,423	TeleTech Holdings, Inc.*	38,535
1,008	Vitusa Corp.*	51,811
		465,288
Distribution/Wholesale — 0.7%
548	Core-Mark Holding Co., Inc.	32,469
957	Essendant, Inc.	37,562
790	H&E Equipment Services, Inc.	15,776
852	ScanSource, Inc.*	32,427
		118,234
Diversified Financial Services — 2.8%
1,714	Aircastle Ltd.	38,856
978	Cohen & Steers, Inc.	33,330
550	Ellie Mae, Inc.*^	38,384
1,138	Encore Capital Group, Inc.*^	48,638
658	Evercore Partners, Inc.	35,506
448	Financial Engines, Inc.^	19,031
798	Greenhill & Co., Inc.	32,981
2,649	Manning & Napier, Inc.	26,411
416	MarketAxess Holdings, Inc.	38,592
1,036	Nelnet, Inc. — Cl. A	44,869
580	Piper Jaffray Cos.*	25,311
750	PRA Group, Inc.*^	46,733
211	Virtus Investment Partners, Inc.	27,905
418	WageWorks, Inc.*	16,908
917	WisdomTree Investments, Inc.*^	20,142
		493,597
Electric — 2.8%
998	ALLETE, Inc.	46,297
1,428	Avista Corp.	43,768
905	Black Hills Corp.	39,503
1,409	El Paso Electric Co.	48,836
1,785	Empire District Electric Co.^	38,913
1,102	MGE Energy, Inc.	42,680
976	NorthWestern Corp.^	47,580
873	Ormat Technologies, Inc.^	32,895
1,605	Otter Tail Corp.	42,693

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. Small Cap 500   Schedule of Investments — continued

Volatility Weighted Fund  June 30, 2015

Shares	Security Description	Value
1,599	PNM Resources, Inc.	$39,335
1,492	Portland General Electric Co.^	49,475
597	UIL Holdings Corp.	27,355
		499,330
Electrical Components & Equipment — 1.0%
1,110	Advanced Energy Industries, Inc.*	30,514
837	Encore Wire Corp.	37,071
613	EnerSys^	43,088
380	Littelfuse, Inc.	36,058
605	Universal Display Corp.*	31,297
		178,028
Electronics — 2.9%
2,592	AVX Corp.	34,888
682	Badger Meter, Inc.^	43,300
1,797	Benchmark Electronics, Inc.*	39,139
474	Coherent, Inc.*	30,090
500	FARO Technologies, Inc.*	23,350
1,612	II-VI, Inc.*	30,596
502	Methode Electronics, Inc.	13,780
1,669	Newport Corp.*	31,644
566	OSI Systems, Inc.*	40,067
998	Plexus Corp.*^	43,792
1,329	Rofin-Sinar Technologies, Inc.*	36,680
390	Rogers Corp.*	25,795
959	Sanmina Corp.*	19,333
739	Taser International, Inc.*^	24,616
709	Tech Data Corp.*	40,810
2,872	Vishay Intertechnology, Inc.^	33,545
		511,425
Energy-Alternate Sources — 0.2%
2,115	FutureFuel Corp.	27,220
624	Green Plains, Inc.	17,191
		44,411
Engineering & Construction — 1.4%
1,678	Comfort Systems USA, Inc.	38,510
936	EMCOR Group, Inc.	44,713
944	Exponent, Inc.	42,272
930	MasTec Inc.*	18,479
1,617	Mistras Group, Inc.*	30,691
1,415	MYR Group, Inc.*	43,808
1,124	Tutor Perini Corp.*	24,256
		242,729
Entertainment — 0.6%
557	Marriott Vacations Worldwide Corp.	51,105
2,096	Speedway Motorsports, Inc.	47,474
		98,579

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. Small Cap 500   Schedule of Investments — continued

Volatility Weighted Fund  June 30, 2015

Shares	Security Description	Value
Environmental Control — 0.6%
625	MSA Safety, Inc.	$30,319
1,750	Tetra Tech, Inc.	44,870
650	US Ecology, Inc.^	31,668
		106,857
Food — 1.9%
734	Cal-Maine Foods, Inc.	38,315
1,009	Chef's Warehouse, Inc.*	21,431
737	Fresh Market, Inc.*^	23,687
533	Ingles Markets, Inc.	25,461
400	J&J Snack Foods Corp.	44,268
354	Sanderson Farms, Inc.^	26,607
1,404	Snyders-Lance, Inc.	45,307
1,417	SpartanNash Co.	46,109
2,979	SUPERVALU, Inc.*	24,100
1,450	Tootsie Roll Industries, Inc.	46,850
		342,135
Forest Products & Paper — 0.7%
677	Deltic Timber Corp.^	45,792
686	Neenah Paper, Inc.	40,447
1,522	PH Glatfelter Co.	33,469
		119,708
Gas — 0.5%
860	Chesapeake Utilities Corp.^	46,311
944	Southwest Gas Corp.	50,230
		96,541
Hand/Machine Tools — 0.2%
1,028	Franklin Electric Co., Inc.	33,235
Healthcare Products — 3.1%
548	Abaxis, Inc.	28,211
777	Cantel Medical Corp.	41,702
790	CONMED Corp.	46,033
416	Cyberonics, Inc.*	24,735
885	Cynosure, Inc.*	34,143
1,103	Globus Medical, Inc.*	28,314
847	Greatbatch, Inc.*	45,670
715	Hanger, Inc.*^	16,760
385	ICU Medical, Inc.*	36,829
733	Integra LifeSciences Holdings Corp.*^	49,382
1,610	Luminex Corp.*	27,789
879	Masimo Corp.*	34,052
1,991	Meridian Bioscience, Inc.^	37,112
1,360	Merit Medical Systems, Inc.*	29,294
941	Natus Medical, Inc.*	40,049
477	Thoratec Corp.*	21,260
		541,335

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. Small Cap 500   Schedule of Investments — continued

Volatility Weighted Fund  June 30, 2015

Shares	Security Description	Value
Healthcare Services — 1.9%
458	Air Methods Corp.*	$18,934
464	Chemed Corp.^	60,831
801	Ensign Group, Inc.	40,899
590	IPC Healthcare, Inc.*	32,680
952	LHC Group, Inc.*	36,414
790	Magellan Health, Inc.*	55,355
489	Providence Service Corp.*	21,653
1,996	Select Medical Holdings Corp.	32,335
809	US Physical Therapy, Inc.	44,301
		343,402
Home Builders — 2.1%
399	Cavco Industries, Inc.*^	30,101
1,762	KB Home^	29,249
1,475	M/I Homes, Inc.*^	36,388
1,410	MDC Holdings, Inc.^	42,258
648	Meritage Homes Corp.*	30,514
634	Ryland Group, Inc.^	29,399
3,640	Standard Pacific Corp.*^	32,432
1,307	Taylor Morrison Home Corp.*	26,611
2,111	TRI Pointe Group, Inc.*	32,298
1,514	WCI Communities, Inc.*	36,926
1,021	William Lyon Homes*	26,209
1,239	Winnebago Industries, Inc.^	29,228
		381,613
Home Furnishings — 1.3%
542	American Woodmark Corp.*	29,729
815	DTS, Inc.*	24,849
1,238	Ethan Allen Interiors, Inc.^	32,609
723	iRobot Corp.*^	23,049
1,192	La-Z-Boy, Inc.	31,397
945	Select Comfort Corp.*	28,416
3,255	TiVo, Inc.*	33,006
559	Universal Electronics, Inc.*	27,861
		230,916
Household Products — 0.5%
1,630	Tumi Holdings, Inc.*^	33,448
543	WD-40 Co.	47,328
		80,776
Insurance — 4.5%
479	American National Insurance, Co.	49,011
726	FBL Financial Group, Inc.	41,905
1,753	Fidelity & Guaranty Life	41,423
1,539	Horace Mann Educators Corp.	55,989
609	Infinity Property & Casualty Corp.	46,187
1,277	Kemper Corp.^	49,228
3,547	MBIA, Inc.*	21,317
2,358	National General Holdings Corp.	49,117

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. Small Cap 500   Schedule of Investments — continued

Volatility Weighted Fund  June 30, 2015

Shares	Security Description	Value
661	Navigators Group, Inc.*	$51,267
870	Primerica, Inc.	39,750
1,442	ProAssurance Corp.	66,635
1,078	RLI Corp.^	55,398
858	Safety Insurance Group, Inc.^	49,515
1,792	Selective Insurance Group, Inc.	50,266
737	StanCorp Financial Group, Inc.	55,725
1,961	Symetra Financial Corp.	47,397
910	Universal Insurance Holdings, Inc.	22,022
		792,152
Internet — 1.4%
318	ePlus, Inc.*	24,375
822	HealthStream, Inc.*^	25,005
1,291	NIC, Inc.	23,599
915	Overstock.com, Inc.*	20,624
1,522	Perficient, Inc.*^	29,283
811	RetailMeNot, Inc.*	14,460
367	Shutterstock, Inc.*	21,521
429	Stamps.com, Inc.*^	31,562
688	VASCO Data Security International, Inc.*^	20,771
703	WebMD Health Corp.*	31,129
		242,329
Investment Companies — 1.7%
6,317	FS Investment Corp.^	62,159
3,056	Hercules Technology Growth Capital, Inc.^	35,297
1,471	Main Street Capital Corp.^	46,939
4,679	New Mountain Finance, Corp.^	67,799
3,305	Solar Capital Ltd.	59,490
1,492	TPG Specialty Lending, Inc.^	25,364
		297,048
Iron/Steel — 0.5%
777	Carpenter Technology Corp.^	30,055
2,078	Commercial Metals Co.	33,414
1,004	Worthington Industries, Inc.	30,180
		93,649
Leisure Time — 0.2%
2,217	Fox Factory Holding Corp.*	35,649
Lodging — 0.2%
1,349	Interval Leisure Group, Inc.	30,825
Machinery-Construction & Mining — 0.5%
784	Astec Industries, Inc.	32,787
458	Hyster-Yale Materials Handling, Inc.	31,730
905	Terex Corp.	21,041
		85,558
Machinery-Diversified — 1.6%
429	Alamo Group, Inc.	23,441
1,098	Albany International Corp.	43,700

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. Small Cap 500   Schedule of Investments — continued

Volatility Weighted Fund  June 30, 2015

Shares	Security Description	Value
1,265	Altra Industrial Motion Corp.^	$34,383
932	Applied Industrial Technologies, Inc.	36,954
531	Chart Industries, Inc.*	18,983
1,113	Columbus McKinnon Corp.	27,825
503	DXP Enterprises, Inc.*	23,390
543	Lindsay Corp.^	47,735
551	Tennant Co.	36,002
		292,413
Media — 0.7%
3,179	Entravision Communications Corp.	26,163
1,867	Gray Television, Inc.*	29,275
804	Meredith Corp.^	41,929
984	Sinclair Broadcast Group, Inc.^	27,463
		124,830
Metal Fabricate & Hardware — 1.5%
514	CIRCOR International, Inc.	28,028
723	LB Foster Co.	25,023
1,272	Mueller Industries, Inc.	44,164
696	RBC Bearings, Inc.*	49,945
1,442	Rexnord Corp.*	34,478
793	Sun Hydraulics Corp.^	30,221
387	Valmont Industries, Inc.^	46,003
		257,862
Mining — 0.7%
1,481	Globe Specialty Metals, Inc.	26,214
760	Kaiser Aluminum Corp.^	63,141
631	Materion Corp.	22,243
438	US Silica Holdings, Inc.^	12,860
		124,458
Miscellaneous Manufacturing — 2.9%
1,693	Actuant Corp.	39,091
440	American Railcar Industries, Inc.^	21,402
762	AZZ, Inc.	39,472
938	Barnes Group, Inc.	36,573
671	EnPro Industries, Inc.	38,395
2,181	Federal Signal Corp.	32,519
751	GP Strategies Corp.*	24,963
1,329	Hillenbrand, Inc.	40,800
983	Lydall, Inc.*	29,057
556	Park-Ohio Holdings Corp.	26,944
351	Proto Labs, Inc.*^	23,685
1,565	Raven Industries, Inc.^	31,816
1,687	Smith & Wesson Holding Corp.*^	27,987
555	Standex International Corp.	44,361
1,434	Tredegar Corp.	31,706
926	TriMas Corp.*	27,410
		516,181

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. Small Cap 500   Schedule of Investments — continued

Volatility Weighted Fund  June 30, 2015

Shares	Security Description	Value
Office Furnishings — 0.7%
708	HNI Corp.	$36,214
2,013	Knoll, Inc.	50,386
1,964	Steelcase, Inc.	37,139
		123,739
Oil & Gas — 0.8%
856	Atwood Oceanics, Inc.^	22,633
725	Matador Resources Co.*^	18,125
865	Oasis Petroleum, Inc.*^	13,710
4,697	Pacific Drilling SA*	13,152
1,048	Patterson-UTI Energy, Inc.	19,718
816	Rosetta Resources, Inc.*	18,882
1,209	Synergy Resources Corp.*	13,819
1,158	Ultra Petroleum Corp.*^	14,498
		134,537
Oil & Gas Services — 1.6%
1,195	C&J Energy Services Ltd.*	15,774
422	CARBO Ceramics, Inc.^	17,568
423	Dril-Quip, Inc.*	31,831
847	Exterran Holdings, Inc.	27,655
1,296	Flotek Industries, Inc.*^	16,239
1,104	Forum Energy Technologies, Inc.*	22,389
1,562	Helix Energy Solutions Group, Inc.*	19,728
1,790	MRC Global, Inc.*	27,638
2,143	Newpark Resources, Inc.*	17,423
1,497	RPC, Inc.	20,704
571	SEACOR Holdings, Inc.*^	40,507
1,290	Thermon Group Holdings, Inc.*	31,050
		288,506
Packaging & Containers — 0.2%
1,083	Greif, Inc.	38,826
Pharmaceuticals — 1.7%
603	Anika Therapeutics, Inc.*	19,917
799	Depomed, Inc.*^	17,147
410	Herbalife Ltd.*^	22,587
564	Insys Therapeutics, Inc.*^	20,259
260	Lannett Co., Inc.*^	15,454
774	Natural Grovers by Vitamin Cottage, Inc.*	19,056
586	Neogen Corp.*	27,800
1,574	Owens & Minor, Inc.	53,516
702	Prestige Brands Holdings, Inc.*	32,460
894	Sagent Pharmaceuticals, Inc.*	21,733
1,068	Sucampo Pharmaceuticals, Inc.*	17,547
241	USANA Health Sciences, Inc. — Cl. A*	32,935
		300,411
Pipelines — 0.1%
1,353	Primoris Services Corp.^	26,789

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. Small Cap 500   Schedule of Investments — continued

Volatility Weighted Fund  June 30, 2015

Shares	Security Description	Value
Real Estate — 0.4%
913	Alexander & Baldwin, Inc.	$35,972
789	HFF, Inc. — Cl. A*^	32,925
		68,897
Retail — 6.4%
1,331	American Eagle Outfitters, Inc.	22,920
805	ANN, Inc.*	38,873
443	Asbury Automotive Group, Inc.*	40,145
1,870	Ascena Retail Group, Inc.*^	31,145
408	BJ's Restaurants, Inc.*^	19,768
812	Buckle, Inc.^	37,165
963	Caleres, Inc.	30,604
931	Cato Corp. — Cl. A	36,086
964	Cheesecake Factory, Inc.^	52,572
2,768	Denny's Corp.*	32,136
1,580	Express, Inc.*	28,614
963	Finish Line, Inc.	26,791
830	First Cash Financial Services, Inc.*	37,840
732	Five Below, Inc.*^	28,936
1,340	Francesca's Holdings Corp.*	18,050
436	Genesco, Inc.*	28,789
400	Group 1 Automotive, Inc.^	36,332
636	Hibbett Sports, Inc.*^	29,625
1,549	Krispy Kreme Doughnuts, Inc.*	29,834
230	Lithia Motors, Inc. — Cl. A	26,027
417	Lumber Liquidators Holdings, Inc.*^	8,636
454	Mattress Firm Holding Corp.*	27,671
696	Movado Group, Inc.^	18,903
862	Noodles & Co.*^	12,585
318	Outerwall, Inc.^	24,203
586	Papa John's International, Inc.^	44,307
1,427	Pier 1 Imports, Inc.	18,023
593	Popeyes Louisiana Kitchen, Inc.*	35,574
468	PriceSmart, Inc.^	42,700
301	Red Robin Gourmet Burgers, Inc.*	25,832
1,212	Rush Enterprises, Inc. — Cl. A*	31,767
1,330	Sonic Automotive, Inc. — Cl. A	31,694
1,066	Sonic Corp.	30,701
1,215	Texas Roadhouse, Inc.	45,477
1,448	Tile Shop Holdings, Inc.*^	20,547
1,695	TravelCenters of America LLC*	25,171
1,790	Vera Bradley, Inc.*^	20,173
718	Vitamin Shoppe, Inc.*	26,760
721	Zumiez, Inc.*^	19,200
		1,142,176
Savings & Loans — 2.5%
3,824	Astoria Financial Corp.	52,733
5,128	Beneficial Mutual Bancorp, Inc.*	64,049
397	BofI Holding, Inc.*^	41,967

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. Small Cap 500   Schedule of Investments — continued

Volatility Weighted Fund  June 30, 2015

Shares	Security Description	Value
5,302	Capitol Federal Financial, Inc.	$63,836
2,869	EverBank Financial Corp.	56,376
4,935	Northwest Bancshares, Inc.	63,267
2,686	Provident Financial Services, Inc.	51,007
2,236	Washington Federal, Inc.	52,210
		445,445
Semiconductors — 2.4%
246	Ambarella, Inc.*	25,262
1,783	Amkor Technology, Inc.*	10,662
802	Cabot Microelectronics Corp.*	37,782
674	Cirrus Logic, Inc.*	22,936
1,015	Diodes, Inc.*	24,472
1,813	Integrated Silicon Solutions, Inc.	40,140
1,692	Intersil Corp.	21,167
3,695	Lattice Semiconductor Corp.*	21,764
2,319	Micrel, Inc.	32,234
1,278	MKS Instruments, Inc.	48,487
534	Monolithic Power Systems, Inc.^	27,079
980	OmniVision Technologies, Inc.*	25,671
4,791	Photronics, Inc.*^	45,562
464	Power Integrations, Inc.	20,964
539	Silicon Laboratories, Inc.*	29,111
		433,293
Software — 2.8%
937	Blackbaud, Inc.^	53,362
775	CommVault Systems, Inc.*	32,868
599	Computer Programs & Systems, Inc.^	31,999
743	Constant Contact, Inc.*	21,369
1,546	CSG Systems International, Inc.	48,946
1,029	Ebix, Inc.^	33,556
469	Envestnet, Inc.*	18,962
368	Fair Isaac Corp.	33,407
1,398	Monotype Imaging Holdings, Inc.	33,706
1,261	Omnicell, Inc.*^	47,552
868	PDF Solutions, Inc.*	13,888
1,255	Pegasystems, Inc.	28,727
1,582	Progress Software Corp.*	43,505
432	SPS Commerce, Inc.*	28,426
515	Synchronoss Technologies, Inc.*^	23,551
		493,824
Storage/Warehousing — 0.3%
659	Mobile Mini, Inc.^	27,705
1,861	Wesco Aircraft Holdings, Inc.*^	28,194
		55,899
Telecommunications — 2.2%
1,596	ADTRAN, Inc.	25,935
502	Anixter International, Inc.*^	32,705
602	Atlantic Tele-Network, Inc.	41,586

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. Small Cap 500   Schedule of Investments — continued

Volatility Weighted Fund  June 30, 2015

Shares	Security Description	Value
1,023	CalAmp Corp.*^	$18,680
1,014	Comtech Telecommunications Corp.	29,457
3,174	Iridium Communications, Inc.*	28,852
1,525	NeuStar, Inc.*^	44,545
742	Plantronics, Inc.	41,782
702	RigNet, Inc.*	21,460
943	Shenandoah Telecommunications Co.	32,279
605	Ubiquiti Networks, Inc.	19,309
5,136	Vonage Holdings Corp.*	25,218
1,048	West Corp.	31,545
		393,353
Textiles — 0.5%
629	G&K Services, Inc.	43,489
404	UniFirst Corp.	45,187
		88,676
Transportation — 2.6%
672	Atlas Air Worldwide Holdings, Inc.*^	36,933
1,328	CAI International, Inc.*	27,344
1,118	Celadon Group, Inc.^	23,120
786	Con-way, Inc.	30,159
1,024	Echo Global Logistics, Inc.*	33,444
769	Forward Air Corp.	40,188
1,560	Heartland Express, Inc.	31,559
875	Hornbeck Offshore Services, Inc.*	17,964
735	Hub Group, Inc. — Cl. A*	29,650
1,083	Knight Transportation, Inc.	28,959
1,529	Marten Transport Ltd.	33,179
689	Matson, Inc.	28,966
968	Roadrunner Transportation Systems, Inc.*	24,974
677	Saia, Inc.*	26,599
1,507	Werner Enterprises, Inc.	39,559
		452,597
Trucking & Leasing — 0.4%
631	GATX Corp.	33,538
318	Greenbrier Cos, Inc.^	14,898
987	TAL International Group, Inc.^	31,189
		79,625
Water — 0.4%
989	American States Water Co.	36,979
1,125	SJW Corp.	34,526
		71,505
Total Common Stock (Cost — $15,883,529)		17,079,007
See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. Small Cap 500   Schedule of Investments — continued

Volatility Weighted Fund  June 30, 2015

Shares	Security Description	Value
Short-Term Investments — 2.7%
Money Market Fund — 2.7%
482,465	AIM STIT — Liquid Assets Portfolio, Institutional Class, 0.10%**	$482,465
Total Short-Term Investments (Cost — $482,465)
Collateral for Securities Loaned — 22.4%
3,962,477	Mount Vernon Securities Lending Prime Portfolio, 0.24%**	3,962,477
Total Collateral for Securities Loaned (Cost — $3,962,477)
Total Investments — 121.5% (Cost — $20,328,471) (a)		21,523,949
Liabilities in Excess of Other Assets — (21.5)%		(3,813,339)
NET ASSETS — 100.0%		$17,710,610

*  Non-income producing security.

**  Money market fund; interest rate reflects seven day effective yield on June 30, 2015

^  All or a portion of this security is on loan. The market value of the loaned securities is $3,821,651.

(a)  Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes (excluding futures contracts) is $20,335,826 and differs from value by net unrealized appreciation/(depreciation) on securities as follows:

Unrealized appreciation	$2,016,884
Unrealized depreciation	(828,761)
Net unrealized appreciation	$1,188,123

Number of Contracts		Underlying Face Amount at Value	Unrealized Depreciation
	LONG FUTURES CONTRACTS — (0.0)%
	Equity Futures — (0.0)%
5	Russell Mini Future, September 2015	$625,200	$(4,601)
Total Long Futures Contracts		$625,200	$(4,601)

See notes to financial statements.

Compass EMP Funds

Compass EMP International 500   Schedule of Investments

Volatility Weighted Fund  June 30, 2015

Shares	Security Description	Value
Common Stock — 95.2%
Advertising — 0.6
1,133	JCDecaux SA	$47,226
509	Publicis Groupe SA	37,593
2,077	WPP PLC	46,548
		131,367
Aerospace/Defense — 1.0%
444	Airbus Group	28,776
6,342	BAE Systems PLC	44,971
7,000	Kawasaki Heavy Industries Ltd.	32,674
4,169	Meggitt PLC	30,559
688	Thales SA	41,495
992	Zodiac Aerospace	32,257
		210,732
Agriculture — 0.6%
944	British American Tobacco PLC	50,665
915	Imperial Tobacco Group PLC	44,104
1,035	Japan Tabacco, Inc.	36,893
		131,662
Airlines — 0.7%
20,000	Cathay Pacific Airways Ltd.	49,171
1,000	Japan Airlines Co. Ltd.	34,906
6,500	Singapore Airlines Ltd.	51,813
		135,890
Apparel — 1.0%
1,694	Burberry Group PLC	41,825
222	Christian Dior SE	43,288
110	Hermes International	40,987
212	LVMH Moet Hennessy Louis Vuitton SE	37,100
420	Michael Kors Holdings Ltd.*	17,678
5,952	Prada SpA	28,637
		209,515
Auto Manufacturers — 2.2%
279	Bayerische Motoren Werke AG	30,504
12,000	Brilliance China Automotive Holdings Ltd.	18,729
386	Daimler AG	35,093
763	Fuji Heavy Industries Ltd.	28,117
1,936	Hino Motors Ltd.	23,961
1,202	Honda Motor Co. Ltd.	38,925
2,159	Isuzu Motors Ltd.	28,371
1,400	Mazda Motor Corp.	27,444
3,700	Mitsubishi Motors Corp.	31,516
3,943	Nissan Motor Co. Ltd.	41,096
285	Renault SA	29,649
971	Suzuki Motor Corp.	32,822

See notes to financial statements.

Compass EMP Funds

Compass EMP International 500   Schedule of Investments — continued

Volatility Weighted Fund  June 30, 2015

Shares	Security Description	Value
661	Toyota Motor Corp.	$44,324
152	Volkswagen AG	35,131
		445,682
Auto Parts & Equipment — 2.3%
990	Aisin Seiki Co. Ltd.	42,164
384	Autoliv, Inc.^	44,832
887	Bridgestone Corp.	32,828
409	Cie Generale des Etablissements Michelin	42,809
138	Continental AG	32,618
546	Delphi Automotive PLC	46,459
861	Denso Corp.	42,906
600	Magna International, Inc.	33,694
2,293	Pirelli & C. SpA	38,660
2,904	Sumitomo Electric Industries Ltd.	45,033
605	Toyota Industries Corp.	34,520
209	Valeo SA	32,898
		469,421
Banks — 9.4%
2,178	Australia & New Zealand Banking Group Ltd.	53,910
3,478	Banco Bilbao Vizcaya Argentaria SA	34,052
9,934	Banco de Sabadell SA	23,950
5,477	Banco Popular Espanol SA	26,507
4,167	Banco Santander SA	29,067
17,000	Bank of East Asia Ltd.	74,336
61,748	Bank of Ireland*	24,926
1,000	Bank of Montreal	59,289
1,200	Bank of Nova Scotia	61,976
18,152	Bankia SA	23,004
15,000	BOC Hong Kong Holdings Ltd.	62,495
6,208	CaixaBank SA	28,731
800	Canadian Imperial Bank of Commerce	59,005
23,000	CITIC Ltd.	41,238
2,283	Commerzbank AG*	29,148
911	Commonwealth Bank of Australia	59,615
1,935	Credit Agricole SA	28,745
4,516	DBS Group Holdings Ltd.	69,412
2,206	DNB ASA	36,647
4,000	Hang Seng Bank Ltd.	78,167
5,805	HSBC Holdings PLC	52,011
7,392	Intesa Sanpaolo SpA	26,770
526	KBC Groep NV	35,110
6,097	Mitsubishi UFJ Financial Group, Inc.	43,850
31,245	Mizuho Financial Group, Inc.	67,685
2,069	National Australia Bank Ltd.	52,978
1,300	National Bank of Canada	48,863
4,166	Natixis SA	29,946
2,650	Nordea Bank AB	33,001
8,369	Oversea-Chinese Banking Corp. Ltd.	63,291
6,290	Resona Holdings, Inc.	34,373

See notes to financial statements.

Compass EMP Funds

Compass EMP International 500   Schedule of Investments — continued

Volatility Weighted Fund  June 30, 2015

Shares	Security Description	Value
1,000	Royal Bank of Canada	$61,187
3,428	Skandinaviska Enskilda Banken AB — Cl. A	43,762
632	Societe Generale SA	29,468
2,151	Standard Chartered PLC	34,447
939	Sumitomo Mitsui Financial Group, Inc.	41,903
9,024	Sumitomo Mitsui Trust Holdings, Inc.	41,354
2,892	Svenska Handelsbanken AB — Cl. A	42,144
1,953	Swedbank AB — Cl. A	45,466
1,300	Toronto-Dominion Bank	55,341
1,837	UBS Group AG	38,939
3,574	UniCredit SpA	23,980
3,253	United Overseas Bank Ltd.	55,751
1,977	Westpac Banking Corp.	48,859
		1,954,699
Beverages — 1.8%
343	Anheuser-Busch InBev NV	41,061
1,200	Asahi Group Holdings Ltd.	38,184
1,805	Diageo PLC	52,224
670	Heineken Holding NV	46,968
502	Heineken NV	38,053
3,100	Kirin Holdings Co. Ltd.	42,725
394	Pernod Ricard SA	45,455
647	SABMiller PLC	33,596
900	Suntory Beverage & Food Ltd.	35,866
		374,132
Biotechnology — 0.2%
602	CSL Ltd.	40,015
Building Materials — 1.0%
669	Cie de St-Gobain	30,001
1,150	CRH PLC	32,279
500	Daikin Industries Ltd.	36,005
102	Geberit AG	33,985
428	LafargeHolcim Ltd.	31,568
1,400	LIXIL Group Corp.	27,810
6	Sika AG	21,152
		212,800
Chemicals — 4.3%
400	Agrium, Inc.	42,397
335	Air Liquide SA	42,323
541	Akzo Nobel NV	39,322
4,390	Asahi Kasei Corp.	36,084
400	BASF SE	35,110
722	Brenntag AG	41,351
69	EMS-Chemie Holding AG	29,134
1,295	Evonik Industries AG	49,356
21	Givaudan SA	36,321
6,015	Israel Chemicals Ltd.	42,016
810	Johnson Matthey PLC	38,674

See notes to financial statements.

Compass EMP Funds

Compass EMP International 500   Schedule of Investments — continued

Volatility Weighted Fund  June 30, 2015

Shares	Security Description	Value
237	Linde AG	$44,841
700	Nippon Paint Holdings Co. Ltd.	19,770
571	Nitto Denko Corp.	46,957
740	Novozymes A/S — Cl. B	35,141
829	OCI NV*	23,402
1,300	Potash Corp of Saskatchewan, Inc.	40,282
594	Shin-Etsu Chemical Co. Ltd.	36,899
7,000	Sumitomo Chemical Co, Ltd.	42,116
690	Symrise AG	42,776
113	Syngenta AG	45,901
4,842	Toray Industries, Inc.	40,987
673	Yara International ASA	34,908
		886,068
Commercial Services — 2.8%
457	Adecco SA	37,078
1,580	Aggreko PLC	35,732
1,687	Ashtead Group PLC	29,138
1,231	Atlantia SpA	30,378
2,822	Babcock International Group PLC	47,899
5,864	Brambles Ltd.	47,781
1,890	Bunzl PLC	51,624
1,623	Bureau Veritas SA	37,340
2,169	Capita PLC	42,201
2,532	Experian PLC	46,120
519	Randstad Holding NV	33,759
3,082	RELX PLC	50,132
700	Secom Co. Ltd.	45,463
19	SGS SA	34,649
		569,294
Computers — 1.8%
615	Accenture PLC^	59,520
474	Atos	35,355
409	Cap Gemini SA	36,150
900	CGI Group, Inc.*	35,198
5,000	Fujitsu Ltd.	27,974
384	Gemalto NV	34,158
295	Ingenico Group	34,592
1,100	Nomura Research Institute Ltd.	43,072
900	NTT Data Corp.	39,361
400	TDK Corp.	30,638
		376,018
Cosmetics/Personal Care — 1.0%
523	Beiersdorf AG	43,762
862	Kao Corp.	40,116
263	L'Oreal SA	46,860
1,652	Svenska Cellulosa AB SCA	41,941
1,300	Unicharm Corp.	30,919
		203,598

See notes to financial statements.

Compass EMP Funds

Compass EMP International 500   Schedule of Investments — continued

Volatility Weighted Fund  June 30, 2015

Shares	Security Description	Value
Distribution/Wholesale — 1.4%
6,000	Goldin Financial Holdings Ltd.	$7,724
3,685	ITOCHU Corp.	48,710
1,523	Jardine Cycle & Carriage Ltd.	37,450
36,000	Li & Fung Ltd.	28,558
2,040	Mitsubishi Corp.	44,892
3,073	Mitsui & Co. Ltd.	41,763
1,409	Toyota Tsusho Corp.	37,837
768	Wolseley PLC	49,040
		295,974
Diversified Financial Services — 2.3%
5,432	Aberdeen Asset Management PLC	34,489
744	AerCap Holdings NV*	34,068
4,000	Daiwa Securities Group, Inc.	29,991
591	Deutsche Boerse AG	48,867
1,671	Hong Kong Exchanges and Clearing Ltd.	58,972
1,300	IGM Financial, Inc.	41,428
534	Julius Baer Group Ltd.	29,939
1,066	London Stock Exchange Group PLC	39,705
818	Macquarie Group Ltd.	51,184
6,150	Nomura Holdings, Inc.	41,757
1,869	ORIX Corp.	27,822
823	Schroders PLC	41,079
		479,301
Electric — 2.9%
4,497	AGL Energy Ltd.	53,754
12,000	China Resources Power Holdings Co. Ltd.	33,511
8,500	CLP Holdings Ltd.	72,253
8,637	EDP — Energias de Portugal SA	32,750
1,470	Electricite de France SA	32,740
1,989	Endesa SA	38,020
16,672	Enel Green Power SpA	32,546
6,017	Enel SpA	27,231
2,100	Fortis, Inc.	59,015
1,809	Fortum OYJ	32,111
8,196	Iberdrola SA	55,146
5,000	Power Assets Holdings Ltd.	45,598
488	Red Electrica Corp. SA	39,062
9,658	Terna Rete Elettrica Nazionale SpA	42,633
		596,370
Electrical Components & Equipment — 0.5%
672	Legrand SA	37,686
600	Nidec Corp.	44,952
426	Schneider Electric SE	29,379
		112,017
Electronics — 1.2%
761	Hoya Corp.	30,526
72	Keyence Corp.	38,881

See notes to financial statements.

Compass EMP Funds

Compass EMP International 500   Schedule of Investments — continued

Volatility Weighted Fund  June 30, 2015

Shares	Security Description	Value
730	Kyocera Corp.	$37,971
200	Murata Manufacturing Co. Ltd.	34,922
700	Omron Corp.	30,442
732	Sensata Technologies Holding NV*^	38,606
576	TE Connectivity Ltd.^	37,037
		248,385
Energy-Alternate Sources — 0.1%
460	Vestas Wind Systems	22,936
Engineering & Construction — 1.6%
865	ACS Actividades de Construccion y Servicios SA	27,795
408	Aeroports de Paris	46,048
909	Bouygues SA	33,946
7,000	Cheung Kong Infrastructure Holdings Ltd.	54,356
2,107	Ferrovial SA	45,637
25,341	Singapore Technologies Engineering Ltd.	62,124
1,827	Skanska AB	36,966
555	Vinci SA	32,065
		338,937
Entertainment — 0.3%
58,146	Genting Singapore PLC	38,660
460	Oriental Land Co. Ltd.	29,387
		68,047
Food — 4.6%
2,000	Ajinomoto Co., Inc.	43,350
433	Aryzta AG	21,338
769	Associated British Foods PLC	34,698
421	Casino Guichard Perrachon SA	31,857
1	Chocoladefabriken Lindt & Sprungli AG	62,512
1,033	Colruyt SA	46,204
709	Danone SA	45,785
700	Empire Co. Ltd.	49,330
1,138	ICA Gruppen AB	40,308
1,824	Jeronimo Martins SGPS SA	23,359
635	Kerry Group PLC	46,728
2,645	Koninklijke Ahold NV	49,484
200	MEIJI Holdings, Co. Ltd.	25,832
1,600	Metro, Inc.	42,964
637	Nestle SA	45,962
1,500	Saputo, Inc.	36,301
1,126	Seven & i Holdings Co. Ltd.	48,416
6,545	Tesco PLC	21,863
1,225	Unilever PLC	52,558
1,594	Wesfarmers Ltd.	47,824
26,822	Wilmar International Ltd.	65,356
1726	Woolworths Ltd.	35,770
517	Yakult Honsha Co Ltd.	30,683
		948,482

See notes to financial statements.

Compass EMP Funds

Compass EMP International 500   Schedule of Investments — continued

Volatility Weighted Fund  June 30, 2015

Shares	Security Description	Value
Food Service — 0.5%
3,238	Compass Group PLC	$53,585
593	Sodexo SA	56,250
		109,835
Forest Products — 0.1%
1,534	UPM-Kymmene OYJ	27,110
Gas — 1.9%
4,500	Beijing Enterprises Holdings Ltd.	33,869
1,800	Canadian Utilities Ltd.	51,867
14,000	China Gas Holdings Ltd.	22,429
1,507	Enagas SA	40,940
1,817	Gas Natural SDG SA	41,156
28,930	Hong Kong & China Gas Co. Ltd.	60,677
4,834	National Grid PLC	62,084
11,000	Osaka Gas Co. Ltd.	43,459
6,484	Snam SpA	30,817
		387,298
Hand/Machine Tools — 0.5%
3,420	Sandvik AB	37,750
252	Schindler Holding AG	41,187
98	SMC Corp.	29,533
		108,470
Healthcare Products — 1.0%
331	Essilor International SA	39,440
546	Medtronic PLC	40,459
800	Olympus Corp.	27,663
2,112	Smith & Nephew PLC	35,648
236	Sonova Holding AG	31,887
500	Sysmex Corp.	29,837
		204,934
Healthcare Services — 0.6%
556	Fresenius Medical Care AG & Co. KGaA	45,843
744	Fresenius SE & Co. KGaA	47,681
885	Ramsay Health Care Ltd.	41,818
		135,342
Holdings Companies — 1.6%
4,953	Bollore SA	26,337
10,484	China Merchants Holdings International Co. Ltd.	44,965
800	Jardine Matheson Holdings Ltd.	45,400
1,400	Jardine Strategic Holdings Ltd.	42,378
7,838	Keppel Corp. Ltd.	47,863
19,000	NWS Holdings Ltd.	27,498
5,000	Swire Pacific Ltd.	62,850
6,000	Wharf Holdings Ltd.	39,935
		337,226

See notes to financial statements.

Compass EMP Funds

Compass EMP International 500   Schedule of Investments — continued

Volatility Weighted Fund  June 30, 2015

Shares	Security Description	Value
Home Builders — 1.0%
4,150	Barratt Developments PLC	$40,079
1,700	Daiwa House Industry Co. Ltd.	39,648
1,310	Persimmon PLC	40,661
2,849	Sekisui House Ltd.	45,275
14,511	Taylor Wimpey PLC	42,373
		208,036
Home Furnishings — 0.2%
12,000	Haier Electronics Group Co. Ltd.	32,350
Household Products — 0.5%
572	Reckitt Benckiser Group PLC	49,335
310	Societe BIC SA	49,366
		98,701
Insurance — 7.4%
580	ACE Ltd.	58,974
4,755	Aegon NV	34,906
7,000	AIA Group Ltd.	45,823
314	Allianz SE	48,849
8,251	AMP Ltd.	38,182
552	Aon PLC^	55,023
1,967	Assicurazioni Generali SpA	35,398
4,961	Aviva PLC	38,399
1,537	AXA SA	38,734
5,800	China Taiping Insurance Holdings Co.*	20,836
2,514	CNP Assurances	41,938
2,000	Dai-ichi Life Insurance Co. Ltd.	39,344
100	Fairfax Financial Holdings Ltd.	49,337
2,300	Great-West Lifeco, Inc.	66,994
554	Hannover Rueck SE	53,544
9,718	Insurance Australia Group Ltd.	41,684
800	Intact Financial Corp.	55,621
13,428	Legal & General Group PLC	52,526
2,600	Manulife Financial Corp.	48,343
11,543	Mapfre SA	39,681
252	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	44,620
12,759	Old Mutual PLC	40,405
2,100	Power Corp. of Canada	53,732
1,900	Power Financial Corp.	54,597
1,916	Prudential PLC	46,146
2,952	QBE Insurance Group Ltd.	31,020
1,098	Sampo Oyj	51,660
4,787	Standard Life PLC	33,403
1,400	Sun Life Financial, Inc.	46,768
5,459	Suncorp Group Ltd.	56,357
604	Swiss Re AG	53,427
2,300	T&D Holdings, Inc.	34,313
1,000	Tokio Marine Holdings, Inc.	41,641
152	Zurich Insurance Group AG	46,242
		1,538,467

See notes to financial statements.

Compass EMP Funds

Compass EMP International 500   Schedule of Investments — continued

Volatility Weighted Fund  June 30, 2015

Shares	Security Description	Value
Internet — 0.6%
111	Iliad SA	$24,580
1,600	Rakuten, Inc.	25,864
741	United Internet AG	32,904
8,300	Yahoo Japan Corp.	33,518
		116,866
Investment Companies — 0.8%
3,552	CK Hutchison Holdings Ltd.	52,185
610	Groupe Bruxelles Lambert SA	49,045
764	Investment AB Kinnevik	24,117
1,147	Investor AB	42,672
		168,019
Iron/Steel — 0.5%
1,400	JFE Holdings, Inc.	31,089
14,000	Nippon Steel & Sumitomo Metal Corp.	36,325
1,007	Voestalpine AG	41,861
		109,275
Leisure Time — 0.3%
253	Shimano, Inc.	34,539
1,000	Yamaha Motor Co. Ltd.	21,883
		56,422
Lodging — 1.0%
718	Accor SA	36,196
3,117	Crown Resorts Ltd.	29,232
5,000	Galaxy Entertainment Group Ltd.	19,929
1,051	Intercontinental Hotels Group PLC	42,384
20,000	SJM Holdings Ltd.	21,670
626	Whitbread PLC	48,660
		198,071
Machinery Construction & Mining — 0.9%
1,950	ABB Ltd.	40,813
1,273	Atlas Copco AB — Cl. B	35,569
4,739	Hitachi Ltd.	31,255
1,770	Komatsu Ltd.	35,550
2,679	Mitsubishi Electric Corp.	34,645
		177,832
Machinery Diversified — 2.0%
1,424	Alstom SA*	40,358
3,764	CNH Industrial NV^	34,930
197	FANUC Corp.	40,389
827	GEA Group AG	36,847
1,002	Hexagon AB — Cl. B	36,251
945	Kone OYJ — Cl. B	38,305
1,558	Kubota Corp.	24,727
1,198	MAN SE	123,257
6,000	Mitsubishi Heavy Industries Ltd.	36,526
		411,590

See notes to financial statements.

Compass EMP Funds

Compass EMP International 500   Schedule of Investments — continued

Volatility Weighted Fund  June 30, 2015

Shares	Security Description	Value
Media — 1.5%
9,877	ITV PLC	$40,871
2,025	Pearson PLC	38,349
738	ProSiebenSat.1 Media SE	36,407
2,500	Shaw Communications, Inc.	54,474
3,089	Sky PLC	50,343
2,124	Vivendi SA	53,515
1,540	Wolters Kluwer NV	45,695
		319,654
Metal Fabricate/Hardware — 0.5%
2,226	Assa Abloy AB	41,849
2,000	NSK Ltd.	30,916
1,618	SKF AB	36,849
		109,614
Mining — 1.2%
2,957	Antofagasta PLC	32,043
1,429	BHP Billiton Ltd.	29,714
1,400	First Quantum Minerals Ltd.	18,315
6,530	Glencore PLC	26,200
12,924	Polyus Gold Inernational Ltd.	35,799
786	Rio Tinto PLC	32,290
1,200	Silver Wheaton Corp.	20,812
1,908	Sumitomo Metal Mining Co. Ltd.	29,065
1,400	Teck Resources Ltd.	13,884
		238,122
Miscellaneous Manufacturing — 1.1%
2,023	Alfa Laval AB	35,547
976	FUJIFILM Holdings Corp.	34,894
388	Siemens AG	39,038
2,151	Smiths Group PLC	38,166
10,000	Toshiba Corp.	34,415
787	Wartsila OYJ Abp	36,826
		218,886
Office/Business Equipment — 0.5%
1,483	Canon, Inc.	48,280
3,800	Ricoh Co. Ltd.	39,451
1,200	Seiko Epson Corp.	21,296
		109,027
Oil & Gas — 1.1%
800	Canadian Natural Resources Ltd.	21,732
2,000	Encana Corp.	22,062
900	Imperial Oil Ltd.	34,787
2,300	Inpex Corp.	26,162
34,000	Kunlun Energy Co. Ltd.	34,603
4,632	Oil Search Ltd.	25,387
1,000	Suncor Energy, Inc.	27,558
1,352	Woodside Petroleum Ltd.	35,575
		227,866

See notes to financial statements.

Compass EMP Funds

Compass EMP International 500   Schedule of Investments — continued

Volatility Weighted Fund  June 30, 2015

Shares	Security Description	Value
Oil & Gas Services — 0.1%
423	Technip SA	$26,153
Packaging & Containers — 0.2%
3,764	Amcor Ltd.	39,697
Pharmaceuticals — 3.4%
212	Actelion Ltd.	31,001
2,400	Astellas Pharma, Inc.	34,245
237	Bayer AG	33,136
771	Chugai Pharmaceutical Co. Ltd.	26,629
2,600	Daiichi Sankyo Co. Ltd.	48,119
596	Eisai Co. Ltd.	40,029
2,012	GlaxoSmithKline PLC	41,818
832	Hikma Pharmaceuticals PLC	25,275
389	Merck KGaA	38,719
2,373	Mitsubishi Tanabe Pharma Corp.	35,596
389	Novartis AG	38,318
841	Novo Nordisk A/S — Cl. B	45,775
250	Ono Pharmaceutical Co. Ltd.	27,324
1,159	Otsuka Holdings Co. Ltd.	36,983
198	Perrigo Co. PLC	36,596
147	Roche Holding AG	41,169
342	Sanofi	33,606
245	Shire PLC	19,618
692	Teva Pharmaceutical Industries Ltd.	40,914
509	UCB SA	36,498
		711,368
Pipelines — 0.6%
1,200	Inter Pipeline Ltd.	27,590
540	Koninklijke Vopak NV	27,220
900	Pembina Pipeline Corp.	29,106
900	TransCanada Corp.	36,597
		120,513
Real Estate — 3.7%
1,500	Brookfield Asset Management, Inc.	52,439
19,076	CapitaLand Ltd.	49,600
10,000	China Overseas Land & Investment Ltd.	35,278
10,000	China Resources Land Ltd.	32,441
378	Daito Trust Construction Co. Ltd.	39,181
1,235	Deutsche Annington Immobilien SE	34,795
27,599	Global Logistic Properties Ltd.	51,872
15,000	Hang Lung Properties Ltd.	44,598
6,930	Henderson Land Development Co. Ltd.	47,421
6,100	Hongkong Land Holdings Ltd.	50,020
1,572	Mitsubishi Estate Co. Ltd.	33,880
1,571	Mitsui Fudosan Co. Ltd.	44,011
47,000	New World Development Co. Ltd.	61,474
26,000	Sino Land Co. Ltd.	43,464
417	Sumitomo Realty & Development Co. Ltd.	14,636

See notes to financial statements.

Compass EMP Funds

Compass EMP International 500   Schedule of Investments — continued

Volatility Weighted Fund  June 30, 2015

Shares	Security Description	Value
3,000	Sun Hung Kai Properties Ltd.	$48,603
14,000	Swire Properties Ltd.	44,695
7,000	Wheelock & Co. Ltd.	35,756
		764,164
Retail — 3.5%
3,400	Aeon Co. Ltd.	48,291
800	Alimentation Couche Tard, Inc.	34,242
32,000	Belle International Holdings Ltd.	36,860
400	Canadian Tire Corp. Ltd.	42,804
33,600	Chow Tai Fook Jewellery Group Ltd.	36,232
345	Cie Financiere Richemont SA	28,046
1,223	Hennes & Mauritz AB — Cl. B	47,016
313	HUGO BOSS AG	34,943
1,230	Industria de Diseno Textil SA	39,934
195	Kering	34,777
6,454	Kingfisher PLC	35,227
400	Lululemon Athletica, Inc.*^	26,120
546	Luxottica Group SpA	36,269
4,650	Marks & Spencer Group PLC	39,171
449	Next PLC	52,571
500	Nitori Holdings Co. Ltd.	40,791
263	Pandora A/S	28,229
71	Swatch Group AG	27,633
1,438	Travis Perkins PLC	47,685
		716,841
Semiconductors — 0.7%
1,777	ARM Holdings, PLC	28,961
274	ASML Holding NV	28,285
22,000	Hanergy Thin Film Power Group Ltd.*	11,096
2,618	Infineon Technologies AG	32,448
223	NXP Semiconductors NV*	21,899
400	Tokyo Electron Ltd.	25,331
		148,020
Software — 1.5%
1,107	Amadeus IT Holding SA — Cl. A	44,077
618	Check Point Software Technologies Ltd.*	49,162
100	Constellation Software, Inc.	39,723
636	Dassault Systemes	46,192
600	Open Text Corp.	24,364
7,014	Safe Group PLC	56,494
577	SAP SE	40,224
		300,236
Telecommunications — 4.9%
1,500	BCE, Inc.	63,783
6,590	BT Group PLC	46,626
2,500	China Mobile Ltd.	32,005
20,000	China Unicom Hong Kong Ltd.	31,473
1,654	Eutelsat Communications SA	53,323

See notes to financial statements.

Compass EMP Funds

Compass EMP International 500   Schedule of Investments — continued

Volatility Weighted Fund  June 30, 2015

Shares	Security Description	Value
1,542	KDDI Corp.	$37,236
1,098	Nippon Telegraph & Telephone Corp.	39,794
2,300	NTT DOCOMO, Inc.	44,071
1,779	Orange SA	27,359
1,185	Proximus	41,792
1,700	Rogers Communications, Inc.	60,330
20,509	Singapore Telecommunications Ltd.	64,143
579	Softbank Corp.	34,121
83	Swisscom AG	46,491
22,644	Telecom Italia SPA*	28,696
3,096	Telefonaktiebolaget LM Ericsson	32,029
3,031	Telefonica SA	43,035
754	Telenet Group Holding NV*	40,967
2,059	Telenor ASA	44,926
7,960	TeliaSonera AB	46,793
13,778	Telstra Corp. Ltd.	65,030
1,600	TELUS Corp.	55,128
11,816	Vodafone Group PLC	42,683
		1,021,834
Transportation — 2.7%
14	AP Moeller — Maersk A/S	25,331
12,044	Aurizon Holdings Ltd.	47,495
600	Canadian National Railway Co.	34,655
200	Canadian Pacific Railway Ltd.	32,047
214	Central Japan Railway Co.	38,670
1,320	Deutsche Post AG	38,520
500	East Japan Railway Co.	45,001
12,000	Kintetsu Group Holdings Co. Ltd.	40,906
309	Kuehne + Nagel International AG	40,991
12,000	MTR Corp. Ltd.	55,878
4,000	Odakyu Electric Railway Co. Ltd.	37,374
6,664	Tokyo Corp.	44,670
800	West Japan Railway Co.	51,238
1,400	Yamato Holdings Co. Ltd.	27,118
		559,894
Water — 1.0%
22,000	Guangdong Investment Ltd.	30,818
1,667	Severn Trent PLC	54,519
1,690	Suez Environnement Co.	31,401
3,280	United Utilities Group PLC	45,981
2,048	Veolia Environnement SA	41,713
		204,432
Total Common Stock (Cost — $19,398,234)		19,723,507
Rights — 0.0%
Advertising — 0.0%
509	Publicis Groupe SA*	577

See notes to financial statements.

Compass EMP Funds

Compass EMP International 500   Schedule of Investments — continued

Volatility Weighted Fund  June 30, 2015

Shares	Security Description	Value
Banks — 0.0%
167	Banco de Sabadell SA*	$437
Building Materials — 0.0%
669	Cie De Saint-Gobain*	798
Distribution/Wholesale — 0.0%
169	Jardine Cycle & Carriage Ltd., Expiration July 15, 2015, Exercise Price 26.00 SGD*	891
Software — 0.0%
100	Constellation Software, Inc., Expiration September 15, 2015, Exercise Price 115.00 CAD*	23
Total Rights (Cost — $3,259)		2,726
Short-Term Investments — 4.0%
Money Market Fund — 4.0%
827,869	AIM STIT — Liquid Assets Portfolio, Institutional Class, 0.10%**	827,869
Total Short-Term Investments (Cost — $827,869)
Collateral for Securities Loaned — 1.4%
292,238	Mount Vernon Securities Lending Prime Portfolio, 0.24%**	292,238
Total Collateral for Securities Loaned (Cost — $292,238)
Total Investments — 100.6% (Cost — $20,521,600) (a)		20,846,340
Liabilities in Excess of Other Assets — (0.6)%		(119,189)
NET ASSETS — 100.0%		$20,727,151

*  Non-income producing security.

**  Money market fund; interest rate reflects seven day effective yield on June 30, 2015

^  All or a portion of this security is on loan. The market value of the loaned security is $282,935.

PLC — Public Limited Company.

(a)  Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes (excluding futures contracts) is $20,587,347 and differs from value by net unrealized appreciation/(depreciation) on securities as follows:

Unrealized appreciation	$1,584,276
Unrealized depreciation	(1,325,283)
Net unrealized appreciation	$258,993

Number of Contracts		Underlying Face Amount at Value	Unrealized Depreciation
	Long Futures Contracts — (0.1)%
	Equity Futures — (0.1)%
10	MSCI EAFE Index Mini, September 2015	$917,000	$(28,780)
Total Long Futures Contracts		$917,000	$(28,780)

See notes to financial statements.

Compass EMP Funds

Compass EMP International 500   Schedule of Investments — continued

Volatility Weighted Fund  June 30, 2015

Portfolio Composition (Unaudited)*
Japan	19.8%
Britain	12.0%
Canada	9.4%
Hong Kong	9.3%
France	8.8%
Germany	6.0%
Switzerland	5.4%
Australia	4.7%
Singapore	3.2%
Spain	3.0%
Other Countries	18.4%
Total	100.0%

*  Based on total value of investments.

  Percentages may differ from Schedule of Investments which are based on Fund net assets.

See notes to financial statements.

Compass EMP Funds

Compass EMP Emerging Market 500   Schedule of Investments

Volatility Weighted Fund  June 30, 2015

Shares	Security Description	Value
Common Stock — 84.8%
Aerospace/Defense — 0.5%
40,000	AviChina Industry & Technology Co. Ltd.	$39,109
813	Korea Aerospace Industries Ltd.	57,942
		97,051
Agriculture — 1.3%
15,664	Astra Agro Lestari Tbk PT	26,950
2,170	British American Tobacco Malaysia Bhd	35,656
120,077	Charoen Pokphand Indonesia Tbk PT	24,755
9,093	Gudang Garam Tbk PT	30,744
43,453	IOI Corp. Bhd	46,755
457	KT&G Corp.	38,879
6,508	Kuala Lumpur Kepong Bhd	36,910
3,566	Souza Cruz SA	28,167
		268,816
Apparel — 0.8%
2,000	Eclat Textile Co. Ltd.	32,779
59,258	Far Eastern New Century Corp.	62,765
22,317	Pou Chen Corp.	31,806
9,000	Shenzhou International Group Holdings Ltd.	43,766
		171,116
Auto Manufacturers — 1.8%
3,500	Byd Co. Ltd.	21,015
22,000	Dongfeng Motor Group Co. Ltd.	29,513
2,798	Ford Otomotiv Sanayi AS	37,458
55,000	Geely Automobile Holdings Ltd.	29,371
4,794	Great Wall Motor Co. Ltd. — H Shares	23,498
38,000	Guangzhou Automobile Group Co. Ltd.	35,193
190	Hyundai Motor Co.	23,165
816	Kia Motors Corp.	33,138
5,454	Tofas Turk Otomobil Fabrikasi AS	37,271
19,115	UMW Holdings Bhd	51,368
3,651	Yulon Nissan Motor Co. Ltd.	37,015
		358,005
Auto Parts & Equipment — 0.9%
24,152	Cheng Shin Rubber Industry Co. Ltd.	53,431
653	Halla Visteon Climate Control Corp.	22,567
848	Hankook Tire Co. Ltd.	31,929
127	Hyundai Mobis Co. Ltd.	24,136
175	Hyundai Wia Corp.	16,159
10,306	Weichai Power Co. Ltd. — H Shares	34,364
		182,586
Banks — 12.0%
10,184	Abu Dhabi Commercial Bank PJSC	21,322
10,642	Akbank TAS	30,799
39,064	AMMB Holdings Bhd	62,427

See notes to financial statements.

Compass EMP Funds

Compass EMP Emerging Market 500   Schedule of Investments — continued

Volatility Weighted Fund  June 30, 2015

Shares	Security Description	Value
793,711	Banco de Chile	$86,925
1,204	Banco de Credito e Inversiones	52,887
2,503	Banco do Brasil SA	19,448
1,097,481	Banco Santander Chile	55,422
5,562	Bancolombia SA	57,132
10,124	Bangkok Bank PCL	53,300
45,901	Bank Central Asia Tbk PT	46,455
54,289	Bank Mandiri Persero Tbk PT	40,903
73,708	Bank Negara Indonesia Persero Tbk PT	29,286
81,857	Bank of China Ltd. — H Shares	53,216
42,599	Bank of Communications Co. Ltd. — H Shares	44,398
23,425	Bank of the Philippine Islands	49,076
860	Bank Pekao SA	41,131
40,377	Bank Rakyat Indonesia Persero Tbk PT	31,329
462	Bank Zachodni WBK SA*	41,902
2,917	Barclays Africa Group Ltd.	43,983
18,768	BDO Unibank, Inc.	45,103
103,963	Chang Hwa Commercial Bank Ltd.	59,604
55,103	China Citic Bank Corp. Ltd. — H Shares*	43,925
59,952	China Construction Bank Corp. — H Shares	54,751
52,894	Chongqing Rural Commercial Bank Co. Ltd. — H Shares	42,369
22,006	CIMB Group Holdings Bhd	31,901
2,473	Commercial Bank of Qatar QSC	37,288
5,621	Commercial International Bank Egypt SAE	41,563
5,425,915	Corpbanca SA	59,855
2,402	Doha Bank QSC	35,096
12,336	Dubai Islamic Bank PJSC	22,973
7,472	First Gulf Bank PJSC	30,922
9,059	FirstRand Ltd.	39,803
7,136	Grupo Financiero Banorte SAB de CV — O Shares	39,297
14,952	Grupo Financiero Inbursa SAB de CV — O Shares	33,965
15,941	Grupo Financiero Santander Mexico SAB de CV — B Shares	29,477
20,672	Hong Leong Bank Bhd	73,412
2,601	Industrial Bank of Korea	33,693
6,118	Kasikornbank PCL	34,200
212	Komercni Banka AS	46,952
63,335	Krung Thai Bank PCL	32,033
27,294	Malayan Banking Bhd	66,114
2,053	Masraf Al Rayan QSC	26,219
336	mBank SA*	36,851
23,359	Metropolitan Bank & Trust Co.	48,679
6,680	National Bank of Abu Dhabi PJSC	20,006
8,508	National Bank of Greece SA*	10,767
2,087	Nedbank Group Ltd.	41,584
4,925	Powszechna Kasa Oszczednosci Bank Polski SA	40,735
966	Qatar Islamic Bank SAQ	28,626
636	Qatar National Bank SAQ	33,694
21,945	RHB Capital Bhd	42,863
9,532	Siam Commercial Bank PCL	43,840
3,355	Standard Bank Group Ltd.	44,282

See notes to financial statements.

Compass EMP Funds

Compass EMP Emerging Market 500   Schedule of Investments — continued

Volatility Weighted Fund  June 30, 2015

Shares	Security Description	Value
417,000	TMB Bank PCL	$28,861
9,035	Turkiye Garanti Bankasi AS	28,206
6,521	Turkiye Halk Bankasi AS	30,074
13,564	Turkiye Is Bankasi — C Shares	28,567
17,696	Turkiye Vakiflar Bankasi Tao — D Shares	28,481
16,543	Union National Bank PJSC	30,628
23,161	Yapi ve Kredi Bankasi AS	34,077
		2,422,677
Beverages — 1.2%
6,700	Ambev SA	41,087
8,873	Arca Continental SAB de CV	50,466
5,966	Cia Cervecerias Unidas SA	63,264
6,579	Coca-Cola Femsa SAB de CV	52,360
92,983	LT Group, Inc.	28,694
		235,871
Building Materials — 2.1%
12,073	Anhui Conch Cement Co. Ltd. — H Shares	42,358
54,969	Asia Cement Corp.	64,988
32,500	BBMG Corp.	32,908
10,899	Cementos Argos SA	38,785
53,632	China National Building Material Co. Ltd. — H Shares	50,708
5,733	Grupo Argos SA	37,495
19,748	Indocement Tunggal Prakarsa Tbk PT	30,905
34,677	Semen Indonesia Persero Tbk PT	31,196
4,586	Siam City Cement PCL	50,458
38,555	Taiwan Cement Corp.	48,642
		428,443
Chemicals — 1.4%
22,000	Formosa Plastics Corp.	51,734
835	Industries Qatar QSC	33,023
117	LG Chem Ltd.	29,211
4,265	Mesaieed Petrochemical Holding Co.	28,101
20,000	Nan Ya Plastics Corp.	46,902
23,763	Petronas Chemicals Group Bhd	39,801
1,796	Ultrapar Participacoes SA	37,959
7,000	Uralkali PJSC*	18,402
		285,133
Coal — 0.5%
16,504	China Shenhua Energy Co. Ltd. — H Shares	37,638
11,340	Semirara Mining and Power Corp.	35,825
42,000	Yanzhou Coal Mining Co. Ltd.	32,993
		106,456
Commercial Services — 2.5%
5,008	CCR SA	24,121
17,500	China Conch Venture Holdings Ltd.	40,180
2,568	Cielo SA	36,312
50,000	Dalian Port PDA Co. Ltd.	22,573
See notes to financial statements.

Compass EMP Funds

Compass EMP Emerging Market 500   Schedule of Investments — continued

Volatility Weighted Fund  June 30, 2015

Shares	Security Description	Value
1,456	DP World Ltd.	$31,158
23,228	International Container Terminal Services, Inc.	56,748
104,625	Jasa Marga Persero Tbk PT	42,943
36,838	Jiangsu Expressway Co. Ltd. — H Shares	48,372
6,000	Kroton Educacional SA	22,953
2,665	Localiza Rent a Car SA	26,392
14,985	OHL Mexico SAB de CV*	19,479
493	S-1 Corp.	34,694
41,500	Westports Holdings Bhd	46,523
28,589	Zhejiang Expressway Co. Ltd. — H Shares	39,679
		492,127
Computers — 1.4%
3,098	Advantech Co. Ltd.	21,273
3,635	Asustek Computer, Inc.	35,381
17,050	Foxconn Technology Co. Ltd.	61,853
53,000	Innolux Corp.	27,639
37,000	Inventec Corp.	25,587
22,822	Lenovo Group Ltd.	31,616
33,517	Lite-On Technology Corp.	39,300
15,944	Quanta Computer, Inc.	37,700
		280,349
Cosmetics/Personal Care — 0.7%
101	Amorepacific Corp.	37,847
224	AMOREPACIFIC Group	37,551
45	LG Household & Health Care Ltd.	31,224
3,518	Natura Cosmeticos SA	31,500
		138,122
Distribution/Wholesale — 0.1%
1,148	Daewoo International Corp.	26,552
Diversified Financial Services — 4.9%
6,818	BM&F Bovespa SA	25,731
974	Capitec Bank Holdings Ltd.	38,924
66,000	China Cinda Asset Management Co. Ltd.	36,777
150,000	China Development Financial Holding Corp.	56,846
19,000	China Galaxy Securities Co. Ltd.	24,753
78,649	CTBC Financial Holding Co. Ltd.	61,904
30,830	Dubai Financial Market PJSC	16,620
103,311	E.Sun Financial Holding Co. Ltd.	68,934
120,050	First Financial Holding Co. Ltd.	73,493
23,000	Fubon Financial Holding Co. Ltd.	45,742
1,555	Hana Financial Group, Inc.	40,496
8,500	Hong Leong Financial Group Bhd	34,151
115,743	Hua Nan Financial Holdings Co. Ltd.	66,545
4,902	Investec Ltd.	44,252
1,137	KB Financial Group, Inc.	37,612
81,773	Mega Financial Holding Co. Ltd.	73,634
6,970	RMB Holdings Ltd.	38,166
964	Shinhan Financial Group Co. Ltd.	35,907

See notes to financial statements.

Compass EMP Funds

Compass EMP Emerging Market 500   Schedule of Investments — continued

Volatility Weighted Fund  June 30, 2015

Shares	Security Description	Value
190,235	Taiwan Cooperative Financial Holding Co. Ltd.	$99,514
107,191	Yuanta Financial Holding Co. Ltd.	57,982
		977,983
Electric — 4.1%
54,944	Aboitiz Power Corp.	55,423
106,810	AES Gener SA	60,793
2,257	CEZ AS	52,355
4,302	CPFL Energia SA	26,494
640,000	E.ON Russia JSC	34,901
9,700	Electricity Generating PCL	44,039
38,561	Empresa Nacional de Electricidad SA	53,360
179,780	Enersis SA	57,103
12,577	Glow Energy PCL	31,712
52,000	Huadian Fuxin Energy Corp. Ltd.	24,885
24,000	Huaneng Power International, Inc.	33,434
76,000	Huaneng Renewables Corp. Ltd.	30,684
714	Korea Electric Power Corp.	29,316
7,565	PGE Polska Grupa Energetyczna SA	37,076
699	Qatar Electricity & Water Co. QSC	43,770
33,200	Ratchaburi Electricity Generating Holdir PCL	56,217
2,349,000	RusHydro JSC	23,250
12,900	Tenaga Nasional Bhd	43,213
2,736	Tractebel Energia SA	29,824
113,936	YTL Power International Bhd	48,312
		816,161
Electrical Components & Equipment — 0.1%
4,837	Delta Electronics, Inc.	24,754
Electronics — 0.8%
3,827	AAC Technologies Holdings, Inc.	21,621
50,000	AU Optronics Corp.	22,107
12,900	Delta electronics Thailand PCL	34,530
15,822	Hon Hai Precision Industry Co. Ltd.	49,711
9,962	Pegatron Corp.	29,138
		157,107
Energy-Alternate Sources — 0.4%
66,000	Beijing Jingneng Clean Energy Co. Ltd.	26,902
33,844	China Longyuan Power Group Corp. Ltd. — H Shares	37,631
31,400	Energy Absolute PCL	21,825
		86,358
Engineering & Construction — 2.9%
3,848	Airports of Thailand PCL	34,485
17,508	Arabtec Holdings PJSC*	12,537
30,000	Beijing Capital International Airport Co. Ltd.	34,595
19,619	China Communications Construction Co. Ltd. — H Shares	29,355
25,000	China Machinery Engineering Corp.	26,959
23,889	China Railway Construction Corp. Ltd. — H Shares	36,915
39,031	China Railway Group Ltd. — H Shares	42,139

See notes to financial statements.

Compass EMP Funds

Compass EMP Emerging Market 500   Schedule of Investments — continued

Volatility Weighted Fund  June 30, 2015

Shares	Security Description	Value
116,440	DMCI Holdings, Inc.	$34,075
23,699	Enka Insaat ve Sanayi AS	45,134
41,920	Gamuda Bhd	51,882
6,350	Grupo Aeroportuario del Pacifico SAB de CV	43,537
3,305	Grupo Aeroportuario del Sureste SAB de CV	47,026
601	Hyundai Engineering & Construction Co. Ltd.	22,117
377	KEPCO Plant Service & Engineering Co. Ltd.	39,880
3,776	Promotora y Operadora de Infraestructura SAB de CV*	40,470
5,183	TAV Havalimanlari Holding AS	44,032
		585,138
Entertainment — 0.1%
1,668	OPAP SA	14,085
Food — 5.8%
1,555	Bidvest Group Ltd.	39,486
2,468	BIM Birlesik Magazalar AS	44,238
1,927	BRF SA	40,721
17,001	Cencosud SA	40,873
55,288	Charoen Pokphand Foods PCL	39,246
8,000	China Mengniu Dairy Co. Ltd.	39,883
889	Dongsuh Cos, Inc.	30,484
2,900	Gruma SAB de CV	37,466
24,200	Grupo Lala SAB de CV	50,686
6,030	Grupo Nutresa SA	53,124
32,834	Indofood CBP Sukses Makmur Tbk PT	30,707
80,854	Indofood Sukses Makmur Tbk PT	39,854
11,000	Industrias Bachoco SAB de CV	49,415
5,100	JBS SA	26,861
23,183	JG Summit Holdings, Inc.	36,851
1,414	M Dias Branco SA	37,255
151	Magnit PJSC	30,897
38	Orion Corp.	35,701
2,975	Pioneer Foods Ltd.	45,353
10,357	PPB Group Bhd	41,502
2,573	Shoprite Holdings Ltd.	36,786
2,612	SPAR Group Ltd.	40,822
63,300	Thai Union Frozen Products PCL	40,815
1,395	Tiger Brands Ltd.	32,588
17,013	Tingyi Cayman Islands Holding Corp.	34,761
5,654	Ulker Biskuvi Sanayi AS	39,482
42,000	Uni-President China Holdings Ltd.	38,735
23,021	Uni-President Enterprises Corp.	40,788
8,528	Universal Robina Corp.	36,678
39,000	Want Want China Holdings Ltd.	41,251
		1,173,309
Forest Products & Paper — 0.2%
1,970	Mondi Ltd.	43,336

See notes to financial statements.

Compass EMP Funds

Compass EMP Emerging Market 500   Schedule of Investments — continued

Volatility Weighted Fund  June 30, 2015

Shares	Security Description	Value
Gas — 0.6%
6,000	ENN Energy Holdings Ltd.	$36,181
115,827	Perusahaan Gas Negara Persero Tbk PT	37,469
7,065	Petronas Gas Bhd	39,806
		113,456
Healthcare Products — 0.6%
1,123	Aspen Pharmacare Holdings Ltd.	33,314
16,000	China Medical System Holdings Ltd.	22,413
5,000	Hengan International Group Co. Ltd.	59,399
		115,126
Healthcare Services — 1.2%
67,120	Bangkok Dusit Medical Services PCL	39,109
7,200	Bumrungrad Hospital PCL	39,823
42,400	IHH Healthcare Bhd	63,601
10,385	Life Healthcare Group Holdings Ltd.	32,117
3,435	Mediclinic International Ltd.	28,968
11,167	Netcare Ltd.	35,226
		238,844
Holdings Companies — 3.4%
32,838	Aboitiz Equity Ventures, Inc.	42,261
61,620	Alliance Global Group, Inc.	29,644
10,899	AVI Ltd.	73,242
188	CJ Corp.	49,887
6,574	Empresas COPEC SA	69,760
8,901	Grupo Carso SAB de CV Series A	37,150
10,259	Haci Omer Sabanci Holding AS	38,693
36,400	IJM Corp. Bhd	62,897
2,205	Imperial Holdings Ltd.	33,706
10,606	KOC Holding AS	49,111
1,881	Remgro Ltd.	39,671
2,970	Siam Cement PCL	45,679
25,770	Sime Darby Bhd	58,188
113,831	YTL Corp. Bhd	46,760
		676,649
Home Furnishing — 0.9%
7,738	Arcelik AS	42,043
393	Coway Co. Ltd.	32,201
116	Hanssem Co. Ltd.	29,221
693	LG Corp.	38,393
7,341	Steinhoff International Holdings Ltd.	46,573
		188,431
Household Products — 0.4%
19,905	Kimberly-Clark de Mexico SAB de CV — A Shares	43,111
14,855	Unilever Indonesia Tbk PT	43,989
		87,100

See notes to financial statements.

Compass EMP Funds

Compass EMP Emerging Market 500   Schedule of Investments — continued

Volatility Weighted Fund  June 30, 2015

Shares	Security Description	Value
Insurance — 2.7%
3,200	BB Seguridade Participacoes SA	$35,253
30,185	Cathay Financial Holding Co. Ltd.	52,699
8,000	China Life Insurance Co. Ltd.	34,827
4,061	Discovery Ltd.	42,322
6,131	Hanwha Life Insurance Co. Ltd.	43,585
19,012	MMI Holdings Ltd.	47,235
65,000	People's Insurance Co. Group of China Ltd.	41,586
16,000	PICC Property & Casualty Co. Ltd.	36,447
3,007	Ping An Insurance Group Co. of China Ltd. — H Shares	40,610
437	Powszechny Zaklad Ubezpieczen SA	50,251
152	Samsung Fire & Marine Insurance Co. Ltd.	40,061
401	Samsung Life Insurance Co. Ltd.	38,645
6,032	Sanlam Ltd.	32,975
		536,496
Internet — 0.4%
51	NAVER Corp.	28,986
2,155	Tencent Holdings Ltd.	43,002
		71,988
Investment Companies — 0.5%
1,470	GT Capital Holdings, Inc.	44,517
13,531	Rand Merchant Insurance Holdings Ltd.	47,355
		91,872
Iron/Steel — 1.2%
101,380	China Steel Corp.	80,945
20,736	Eregli Demir ve Celik Fabrikalari TAS	33,606
21,500	Fosun International Ltd.	50,584
535	Hyundai Steel Co.	32,470
1,945	Kumba Iron Ore Ltd.	24,195
137	POSCO	27,511
		249,311
Leisure Time — 0.2%
4,000	Giant Manufacturing Co. Ltd.	33,816
Lodging — 0.8%
22,195	Genting Bhd	47,410
38,096	Genting Malaysia Bhd	42,404
1,183	Kangwon Land, Inc.	39,239
18,480	Tsogo Sun holdings Ltd.	37,111
		166,164
Machinery Construction & Mining — 0.1%
19,952	United Tractors Tbk PT	30,476
Machinery Diversified — 0.5%
14,000	Haitian International Holdings Ltd.	32,902
9,728	WEG SA	59,875
		92,777

See notes to financial statements.

Compass EMP Funds

Compass EMP Emerging Market 500   Schedule of Investments — continued

Volatility Weighted Fund  June 30, 2015

Shares	Security Description	Value
Media — 0.8%
37,200	Astro Malaysia Holdings Bhd	$30,365
24,434	BEC World PCL	27,101
5,059	Cyfrowy Polsat SA*	31,799
122,443	Media Nusantara Citra Tbk PT	17,808
190	Naspers Ltd.	29,670
103,100	Surya Citra Media Tbk PT	22,221
		158,964
Metal Fabricate/Hardware — 0.2%
3,170	Catcher Technology Co. Ltd.	39,634
Mining — 1.8%
1,044	Anglo American Platinum Ltd.*	23,591
42,000	China Hongqiao Group Ltd.	39,548
38,056	China Molybdenum Co. Ltd. — H Shares	28,127
13,928	Grupo Mexico SAB de CV Series B	41,969
1,753	Industrias Penoles SAB de CV	28,724
20,906	Jiangxi Copper Co. Ltd. — H Shares	34,895
1,188	KGHM Polska Miedz SA	33,643
105	Korea Zinc Co. Ltd.	51,300
135	MMC Norilsk Nickel PJSC	23,021
121,700	Vale Indonesia Tbk PT	24,725
109,550	Zijin Mining Group Co. Ltd. — H Shares	38,577
		368,120
Miscellaneous Manufacturing — 0.2%
208	Largan Precision Co. Ltd.	23,749
3,000	Zhuzhou CSR Times Electric Co. Ltd.	22,483
		46,232
Oil & Gas — 1.9%
541	Bashneft AO	18,519
49,504	China Petroleum & Chemical Corp. — H Shares	42,719
26,000	CNOOC Ltd.	36,891
2,700	Cosan SA Industria e Comercio	21,830
37,206	Ecopetrol SA	24,763
803	Gulf International Services QSC	17,643
35,075	PetroChina Co. Ltd. — H Shares	39,135
6,148	Petronas Dagangan Bhd	33,532
674	Qatar Fuel Co. QSC	31,635
832	Sasol Ltd.	30,852
5,010	Tatneft OAO	26,665
2,058	Tupras Turkiye Petrol Rafinerileri AS*	52,182
		376,366
Oil & Gas Service — 0.4%
17,305	China Oilfield Services Ltd. — H Shares	27,589
37,400	SapuraKencana Petroleum Bhd	23,392
40,500	Sinopec Engineering Group Co. Ltd.	37,509
		88,490

See notes to financial statements.

Compass EMP Funds

Compass EMP Emerging Market 500   Schedule of Investments — continued

Volatility Weighted Fund  June 30, 2015

Shares	Security Description	Value
Pharmaceuticals — 1.0%
38,000	CSPC Pharmaceutical Group Ltd.	$37,546
7,494	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd.	27,646
5,700	Hypermarcas SA*	41,574
340,664	Kalbe Farma Tbk PT	42,778
34,000	Sihaun Pharmaceutical Holdings Group Ltd.	14,166
8,400	Sinopharm Group Co. Ltd.	37,327
		201,037
Real Estate — 2.2%
25,170	Aldar Properties PJSC	18,640
2,957	Ayala Corp.	51,789
44,225	Ayala Land, Inc.	36,571
32,766	Central Pattana PCL	46,033
10,900	China Vanke Co. Ltd.	26,826
84,000	Country Garden Holdings Co. Ltd.	36,948
9,608	Emaar Properties PJSC	20,613
100,000	Evergrande Real Estate Group Ltd.	59,722
5,338	Ezdan Holding Group QSC	26,374
28,000	Longfor Properties Co. Ltd.	44,568
54,500	Sino-Ocean Land Holdings Ltd.	41,195
85,981	SM Prime Holdings, Inc.	38,085
		447,364
Retail — 5.2%
4,351	Almacenes Exito SA	38,031
13,300	Alsea SAB de CV*	40,196
11,000	ANTA Sports Products Ltd.	26,675
65,041	Astra International Tbk PT	34,498
5,009	Big C Supercenter PCL	28,593
41,887	CP ALL PCL	57,299
174	E-Mart Co. Ltd.	36,033
2,452	Foschini Group Ltd.	32,127
10,576	Grupo Comercial Chedraui SA de CV	30,103
193,078	Home Product Center PCL	38,547
1,824	Hotai Motor Co. Ltd.	25,818
266	Hotel Shilla Co.	26,588
265	Hyundai Department Store Co. Ltd.	34,922
7,767	Jollibee Foods Corp.	33,973
1,262	Lojas Renner SA	46,126
163	Lotte Shopping Co. Ltd.	34,266
2,638	Massmart Holdings Ltd.	32,499
19,200	Matahari Department Store Tbk PT	23,822
30,803	Minor International PCL	27,332
1,601	Mr Price Group Ltd.	33,048
5,094	President Chain Store Corp.	35,805
3,783	Raia Drogasil SA	48,795
18,010	Robinsons Retail Holdings, Inc.	29,726
6,705	SACI Falabella	46,808
2,455	SM Investments Corp.	48,711
49,500	Sun Art Retail Group Ltd.	44,567

See notes to financial statements.

Compass EMP Funds

Compass EMP Emerging Market 500   Schedule of Investments — continued

Volatility Weighted Fund  June 30, 2015

Shares	Security Description	Value
4,171	Truworths International Ltd.	$29,456
15,467	Wal-Mart de Mexico SAB de CV	37,835
4,961	Woolworths Holdings Ltd.	40,308
		1,042,507
Semiconductors — 1.7%
23,414	Advanced Semiconductor Engineering, Inc.	31,701
15,000	Inotera Memories Inc.*	11,952
1,819	MediaTek, Inc.	24,864
8,000	Nanya Technology Corp.	13,397
6,427	Novatek Microelectronics Corp.	31,018
28	Samsung Electronics Co. Ltd.	31,828
316,000	Semiconductor Manufacturing International Corp.*	34,647
19,000	Siliconware Precision Industries Co. Ltd.	29,079
740	SK Hynix, Inc.*	28,061
8,681	Taiwan Semiconductor Manufacturing Co. Ltd.	39,506
70,242	United Microelectronics Corp.	29,691
18,000	Vanguard International Semiconductor Corp.	28,802
		334,546
Shipbuilding — 0.1%
1,174	Daewoo Shipbuilding & Marine Engineering Co. Ltd.	13,998
Software — 0.4%
13,000	Kingsoft Corp. Ltd.	43,850
26,000	TravelSky Technology Ltd.	38,299
		82,149
Telecommunications — 7.5%
6,193	Advanced Info Service PCL	43,961
42,850	America Movil SAB de CV Series L	45,871
46,363	Axiata Group Bhd	78,638
18,500	BYD Electronic Internaional Co. Ltd.*	25,056
106,000	China Communications Services Corp. Ltd.	53,597
54,000	China Telecom Corp. Ltd.	31,693
45,828	Chunghwa Telecom Co. Ltd.	146,065
38,198	DiGi.Com Bhd	54,261
20,465	Far EasTone Telecommunications Co. Ltd.	49,451
82,000	FIH Mobile Ltd.*	49,607
889	Globe Telecom, Inc.	49,469
1,804	Hellenic Telecommunications Organization SA	16,199
25,676	Intouch Holdings PCL	59,235
2,931	LG Uplus Corp.	25,908
30,734	Maxis Bhd	51,884
5,210	Mobile Telesystems PJSC	22,735
2,042	MTN Group Ltd.	38,492
26,496	O2 Czech Republic AS	105,504
980	Ooredoo QSC	23,416
13,865	Orange Polska SA	30,070
682	Philippine Long Distance Telephone Co.	42,486
30,200	Sistema JSFC	10,755
147	SK Telecom Co. Ltd.	32,945

See notes to financial statements.

Compass EMP Funds

Compass EMP Emerging Market 500   Schedule of Investments — continued

Volatility Weighted Fund  June 30, 2015

Shares	Security Description	Value
16,491	Taiwan Mobile Co. Ltd.	$55,018
28,272	Telecom Egypt Co.	29,959
32,259	Telekom Malaysia Bhd	55,912
207,865	Telekomunikasi Indonesia Persero Tbk PT	45,659
4,605	Telkom SA SOC Ltd.	24,335
6,170	Tim Participacoes SA	20,268
15,471	Total Access Communication PCL	38,094
46,075	Tower Bersama Infrastructure Tbk PT	31,865
14,975	Turk Telekomunikasyon AS	39,424
8,708	Turkcell Iletism Hizmetleri AS	40,160
4,352	Vodacom Group Ltd.	49,741
		1,517,733
Transportation — 1.0%
165,701	BTS Group Holdings PCL	49,009
106	Hyundai Glovis Co. Ltd.	19,195
18,200	MISC Bhd	37,236
6,352	Qatar Gas Transport Co. Ltd.	38,763
1,237	Qatar Naviagation QSC	32,954
30,000	Sinotrans Ltd.	20,006
		197,163
Water — 0.4%
108,531	Aguas Andinas SA — A Shares	61,703
5,199	Cia de Saneamento Basico do Estado de Sao Paulo	27,433
		89,136
Total Common Stock (Cost — $17,673,849)		17,067,480
Exchange Traded Funds — 8.5%
Equity Fund — 8.5%
78,744	WisdomTree India Earnings Fund^	1,706,382
Total Exchange Traded Funds (Cost — $1,586,484)
Warrants — 0.0%
10,540	Land & Houses PCL, Expiration May 5, 2017, Exercise Price $3.50*	1,652
1,522	Minor International PCL, Expiration November 3, 2017, Exercise Price $40.00*	182
Total Warrants (Cost — $2,077)		1,834
Short-Term Investments — 4.2%
Money Market Fund — 4.2%
838,671	AIM STIT — Liquid Assets Portfolio, Institutional Class, 0.10%**	838,671
Total Short-Term Investments (Cost — $838,671)
Total Investments — 97.5% (Cost — $20,101,081) (a)		19,614,367
Other Assets Less Liabilities — 2.5%		505,920
NET ASSETS — 100.0%		$20,120,287

See notes to financial statements.

Compass EMP Funds

Compass EMP Emerging Market 500   Schedule of Investments — continued

Volatility Weighted Fund  June 30, 2015

*  Non-income producing security.

**  Money market fund; interest rate reflects seven day effective yield on June 30, 2015

PCL — Public Company Limited

(a)  Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $20,119,426 and differs from value by net unrealized appreciation/(depreciation) on securities as follows:

Unrealized appreciation	$1,039,965
Unrealized depreciation	(1,545,024)
Net unrealized depreciation	$(505,059)

Number of Contracts		Underlying Face Amount at Value	Unrealized Depreciation
	Long Futures Contracts — (0.1)%
	Equity Futures — (0.1)%
22	Emerging Market Future, September 2015	$1,055,340	$(11,841)
Total Long Futures Contracts		$1,055,340	$(11,841)

Portfolio Composition (Unaudited)*
China	14.7%
United States	13.0%
Taiwan	11.7%
South Korea	7.6%
Malaysia	7.5%
South Africa	7.4%
Thailand	5.5%
Mexico	4.5%
Indonesia	4.1%
Philippines	3.9%
Brazil	3.9%
Chile	3.6%
Other Countries	12.6%
Total	100.0%

*  Based on total value of investments.

  Percentages may differ from Schedule of Investments which are based on Fund net assets.

See notes to financial statements.

Compass EMP Funds

Compass EMP REC Enhanced   Schedule of Investments

Volatility Weighted Fund  June 30, 2015

Shares	Security Description	Value
REITS — 95.5%
Apartments — 10.7%
5,551	Apartment Investment & Management Co.	$204,998
8,462	Associated Estates Realty Corp.	242,267
1,427	AvalonBay Communities, Inc.	228,134
3,122	Camden Property Trust	231,902
2,958	Equity Residential	207,563
1,168	Essex Property Trust, Inc.	248,200
3,616	Home Properties, Inc.	264,149
4,281	Post Properties, Inc.	232,758
7,540	UDR, Inc.	241,506
		2,101,477
Diversified — 18.9%
5,857	American Assets Trust, Inc.^	229,653
2,401	American Tower Corp.	223,989
23,362	Armada Hoffler Properties, Inc.	233,386
3,904	CoreSite Realty Corp.	177,398
19,237	CorEnergy Infrastructure Trust, Inc.^	121,578
6,134	Corrections Corp. of America^	202,913
5,644	DuPont Fabros Technology, Inc.^	166,216
3,007	EPR Properties^	164,723
4,801	GEO Group, Inc.	164,002
7,010	Liberty Property Trust	225,862
3,024	PS Business Parks, Inc.	218,182
7,508	Plum Creek Timber Co., Inc.	304,600
6,590	Potlatch Corp.	232,759
5,277	Rayonier, Inc.	134,827
3,957	WP Carey, Inc.	233,226
8,741	Washington Real Estate Investment Trust^	226,829
7,642	Weyerhaeuser Co.^	240,723
15,376	Whitestone REIT^	200,196
		3,701,062
Entertainment — 1.0%
5,615	Gaming and Leisure Properties, Inc.	205,846
Healthcare — 11.3%
5,773	HCP, Inc.^	210,541
3,080	Health Care REIT, Inc.	202,140
9,567	Healthcare Realty Trust, Inc.	222,528
8,310	Healthcare Trust of America, Inc.	199,025
5,408	LTC Properties, Inc.^	224,973
3,554	National Health Investors, Inc.	221,414
9,451	Omega Healthcare Investors, Inc.	324,453
10,610	Senior Housing Properties Trust	186,206
4,588	Universal Health Realty Income Trust^	213,158
3,362	Ventas, Inc.^	208,747
		2,213,185

See notes to financial statements.

Compass EMP Funds

Compass EMP REC Enhanced   Schedule of Investments — continued

Volatility Weighted Fund  June 30, 2015

Shares	Security Description	Value
Hotels — 5.7%
13,774	DiamondRock Hospitality Co.	$176,445
7,143	Hospitality Properties Trust	205,861
9,781	Host Hotels & Resorts, Inc.^	193,957
6,675	RLJ Lodging Trust	198,782
2,919	Ryman Hospitality Properties, Inc.	155,028
15,105	Strategic Hotels & Resorts, Inc.*	183,073
		1,113,146
Manufactured Homes — 2.0%
4,414	Equity Lifestyle Properties, Inc.	232,088
9,324	United Development Funding^	162,984
		395,072
Office Properties — 14.0%
11,737	BioMed Realty Trust, Inc.	226,994
1,848	Boston Properties, Inc.^	223,682
9,693	Columbia Property Trust, Inc.	237,963
7,789	Corporate Office Properties Trust	183,353
9,053	Douglas Emmett, Inc.	243,888
15,261	Empire State Realty Trust, Inc.^	260,353
20,137	Franklin Street Properties Corp.^	227,749
11,005	Government Properties Income Trust	204,143
6,039	Highwoods Properties, Inc.	241,258
3,396	Kilroy Realty Corp.^	228,041
14,433	Piedmont Office Realty Trust, Inc.^	253,876
1,983	SL Green Realty Corp.	217,912
		2,749,212
Regional Malls — 5.5%
8,553	General Growth Properties, Inc.	219,470
2,191	Macerich Co.	163,449
1,391	Simon Property Group, Inc.	240,671
7,824	Tanger Factory Outlet Centers	248,021
2,850	Taubman Centers, Inc.^	198,075
		1,069,686
Shopping Centers — 9.2%
7,322	Acadia Realty Trust	213,143
373	Alexander's, Inc.	152,930
1,842	Federal Realty Investment Trust^	235,942
9,229	Kimco Realty Corp.	208,022
3,695	Regency Centers Corp.	217,931
13,282	Retail Opportunity Investments Corp.	207,465
3,655	Saul Centers, Inc.^	179,789
9,849	Urstadt Biddle Properties, Inc. — Cl. A	183,979
6,319	Weingarten Realty Investors	206,568
		1,805,769
Single Tenant — 5.3%
7,433	Agree Realty Corp.	216,821
14,937	Getty Realty Corp.^	244,369

See notes to financial statements.

Compass EMP Funds

Compass EMP REC Enhanced   Schedule of Investments — continued

Volatility Weighted Fund  June 30, 2015

Shares	Security Description	Value
5,767	National Retail Properties, Inc.^	$201,903
4,603	Realty Income Corp.^	204,327
8,564	Select Income REIT	176,761
		1,044,181
Storage — 5.0%
9,683	CubeSmart	224,258
3,666	Extra Space Storage, Inc.^	239,097
1,531	Public Storage, Inc.	282,270
2,651	Sovran Self Storage, Inc.	230,398
		976,023
Warehouse/Industrial — 6.9%
6,640	DCT Industrial Trust, Inc.	208,762
4,017	EastGroup Properties, Inc.	225,876
9,971	First Industrial Realty Trust, Inc.	186,757
19,534	Monmouth Real Estate Investment Corp. — Cl. A	189,870
5,855	Prologis, Inc.	217,221
4,227	QTS Realty Trust, Inc.	154,073
8,866	Terreno Realty Corp.	174,660
		1,357,219
Total REITs (Cost — $18,727,900)		18,731,878
Short-Term Investment — 3.7%
Money Market Fund — 3.7%
734,050	AIM STIT — Liquid Assets Portfolio, Institutional Class, 0.10%**	734,050
Total Short Term Investment (Cost — $734,050)
Collateral for Securities Loaned — 17.2%
3,374,508	Mount Vernon Securities Lending Prime Portfolio, 0.24%**	3,374,508
Total Collateral for Securities Loaned (Cost — $3,374,508)
Total Investments — 116.4% (Cost — $22,836,458) (a)		22,840,436
Liabilities in Excess of Other Assets — (16.4)%		(3,213,231)
NET ASSETS — 100.0%		$19,627,205

*  Non-income producing security.

**  Money market fund; interest rate reflects seven day effective yield on June 30, 2015.

^  All or a portion of this security is on loan. The market value of the loaned security is $3,247,020.

REITS — Real Estate Investment Trusts.

(a)  Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $22,859,341 and differs from value by net unrealized appreciation/(depreciation) on securities as follows:

Unrealized appreciation	$1,041,253
Unrealized depreciation	(1,060,158)
Net unrealized depreciation	$(18,905)

See notes to financial statements.

Compass EMP Funds

Compass EMP REC Enhanced   Schedule of Investments — continued

Volatility Weighted Fund  June 30, 2015

Number of Contracts	Security Description	Underlying Face Amount at Value	Unrealized Depreciation
	Long Futures Contracts — (0.1)%
	Equity Futures — (0.1)%
28	Dow Jones US Real Estate Index, Sep 2015	$778,960	$(25,720)
Total Long Futures Contracts		$778,960	$(25,720)

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. 500 Enhanced   Schedule of Investments

Volatility Weighted Fund  June 30, 2015

Shares	Security Description	Value
Common Stock — 97.7%
Advertising — 0.2%
7,222	Omnicom Group, Inc.^	$501,857
Aerospace/Defense — 2.0%
2,857	Boeing Co.	396,323
3,821	General Dynamics Corp.	541,397
5,834	Harris Corp.	448,693
2,659	L-3 Communications Holdings, Inc.	301,477
2,704	Lockheed Martin Corp.	502,674
2,879	Northrop Grumman Corp.	456,696
4,501	Raytheon Co.	430,656
6,698	Rockwell Collins, Inc.^	618,560
4,750	United Technologies Corp.	526,918
		4,223,394
Agriculture — 1.2%
11,612	Altria Group, Inc.	567,943
8,406	Archer-Daniels-Midland Co.	405,337
7,587	Philip Morris International, Inc.	608,250
13,291	Reynolds American, Inc.	992,306
		2,573,836
Airlines — 0.4%
4,163	Alaska Air Group, Inc.	268,222
12,562	JetBlue Airways Corp.*	260,787
6,371	Southwest Airlines Co.	210,816
2,844	Spirit Airlines, Inc.*	176,613
		916,438
Apparel — 0.9%
11,168	Hanesbrands, Inc.	372,118
4,170	NIKE, Inc.	450,443
2,307	Ralph Lauren Corp.	305,355
3,827	Under Armour, Inc. — Cl. A*^	319,325
6,553	VF Corp.	457,006
		1,904,247
Auto Manufacturers — 0.5%
24,388	Ford Motor Co.	366,064
9,527	General Motors Co.	317,535
6,719	PACCAR, Inc.	428,739
		1,112,338
Auto Parts & Equipment — 0.9%
12,769	Allison Transmission Holdings, Inc.	373,621
5,426	BorgWarner, Inc.	308,414
8,761	Johnson Controls, Inc.	433,932
3,356	Lear Corp.	376,745
3,221	WABCO Holdings, Inc.*	398,502
		1,891,214

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. 500 Enhanced   Schedule of Investments — continued

Volatility Weighted Fund  June 30, 2015

Shares	Security Description	Value
Banks — 5.4%
11,613	Bank of New York Mellon Corp.	$487,398
12,733	BB&T Corp.	513,267
6,543	Capital One Financial Corp.	575,588
9,416	CIT Group, Inc.	437,750
8,033	Citigroup, Inc.	443,743
3,516	City National Corp.^	317,811
7,977	Comerica, Inc.^	409,380
9,420	East West Bancorp, Inc.	422,204
21,291	Fifth Third Bancorp	443,279
5,311	First Republic Bank	334,752
2,564	Goldman Sachs Group, Inc.	535,338
40,023	Huntington Bancshares, Inc.	452,660
7,237	JP Morgan Chase & Co.^	490,379
26,744	KeyCorp	401,695
4,069	M&T Bank Corp.^	508,340
11,976	Morgan Stanley	464,549
6,337	Northern Trust Corp.	484,527
5,248	PNC Financial Services Group, Inc.	501,971
39,926	Regions Financial Corp.	413,633
2,935	Signature Bank*	429,655
5,725	State Street Corp.	440,825
10,328	SunTrust Banks, Inc.	444,311
2,581	SVB Financial Group*	371,612
12,535	US Bancorp	544,019
10,175	Wells Fargo & Co.	572,242
		11,440,928
Beverages — 1.7%
6,002	Brown-Forman Corp.	601,280
13,536	Coca-Cola Co.	531,017
10,304	Coca-Cola Enterprises, Inc.	447,606
4,140	Constellation Brands, Inc.	480,323
6,541	Dr Pepper Snapple Group, Inc.	476,839
2,222	Keurig Green Mountain, Inc.	170,272
1,461	Monster Beverage Corp.*	195,803
6,765	PepsiCo., Inc.	631,445
		3,534,585
Biotechnology — 0.9%
2,350	Amgen, Inc.	360,772
633	Biogen, Inc.*	255,694
2,557	Celgene Corp.*^	295,934
2,508	Gilead Sciences, Inc.	293,637
1,405	Illumina, Inc.*	306,796
644	Regeneron Pharmaceuticals, Inc.*	328,524
		1,841,357
Building Materials — 0.4%
13,906	Masco Corp.	370,873
4,860	Vulcan Materials Co.	407,900
		778,773

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. 500 Enhanced   Schedule of Investments — continued

Volatility Weighted Fund  June 30, 2015

Shares	Security Description	Value
Chemicals — 3.7%
2,582	Air Products & Chemicals, Inc.	$353,295
4,669	Airgas, Inc.	493,887
6,455	CF Industries Holdings, Inc.	414,927
7,026	Dow Chemical Co.^	359,520
4,571	Eastman Chemical Co.	373,999
3,949	Ecolab, Inc.	446,513
6,157	EI du Pont de Nemours & Co.	393,740
6,692	FMC Corp.	351,665
3,671	International Flavors & Fragrances, Inc.	401,204
2,739	LyondellBasell Industries NV	283,541
10,029	Mosaic Co.	469,859
1,071	NewMarket Corp.	475,406
4,036	PPG Industries, Inc.	463,010
4,617	Praxair, Inc.	551,962
8,796	RPM International, Inc.	430,740
1,779	Sherwin-Williams Co.	489,261
6,192	Valspar Corp.	506,630
3,687	Westlake Chemical Corp.	252,891
3,608	WR Grace & Co.*	361,883
		7,873,933
Commercial Services — 4.8%
8,373	ADT Corp.^	281,082
13,865	Aramark	429,399
7,062	Automatic Data Processing, Inc.^	566,584
5,653	Cintas Corp.	478,187
1,566	CoStar Group, Inc.*^	315,173
5,734	Equifax, Inc.	556,714
2,136	FleetCor Technologies, Inc.*	333,344
5,401	Gartner, Inc.*	463,298
4,594	Global Payments, Inc.	475,249
377	Graham Holdings Co.	405,294
4,716	Macquarie Infrastructure Corp.	389,683
3,748	ManpowerGroup, Inc.	334,996
4,475	MasterCard, Inc.	418,323
4,611	Moody's Corp.	497,804
10,398	Quanta Services, Inc.*	299,670
7,121	Robert Half International, Inc.	395,216
11,495	SEI Investments Co.	563,600
20,288	Service Corp International	597,076
12,222	Total System Services, Inc.	510,513
3,734	Towers Watson & Co.	469,737
2,747	United Rentals, Inc.*	240,692
8,683	Verisk Analytics, Inc.*	631,775
22,594	Western Union Co.^	459,336
		10,112,745
Computers — 3.0%
12,147	Amdocs Ltd.	663,105
3,180	Apple, Inc.	398,852

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. 500 Enhanced   Schedule of Investments — continued

Volatility Weighted Fund  June 30, 2015

Shares	Security Description	Value
22,916	Cadence Design Systems, Inc.*^	$450,529
5,271	Cognizant Technology Solutions Corp.*	322,005
17,521	EMC Corp.	462,379
10,028	Fortinet, Inc.*^	414,457
9,865	Hewlett-Packard Co.	296,049
3,677	IHS, Inc.*	472,973
2,968	International Business Machines Corp.	482,775
8,739	Jack Henry & Associates, Inc.^	565,413
10,247	NetApp, Inc.	323,395
2,982	SanDisk Corp.	173,612
6,319	Seagate Technology PLC	300,153
10,930	Synopsy,s Inc.*	553,605
7,565	Teradata Corp.*	279,905
3,691	Western Digital Corp.	289,448
		6,448,655
Cosmetics/Personal Care — 1.1%
8,547	Colgate-Palmolive Co.	559,059
4,015	Energizer Holdings, Inc.	528,173
5,881	Estee Lauder Cos., Inc. — Cl. A	509,647
8,415	Procter & Gamble Co.	658,390
		2,255,269
Distribution/Wholesale — 0.8%
9,802	Fastenal Co.^	413,448
5,493	Genuine Parts Co.	491,788
13,531	LKQ Corp.*^	409,245
2,061	WW Grainger, Inc.^	487,736
		1,802,217
Diversified Financial Services — 4.1%
1,805	Affiliated Managers Group, Inc.*	394,573
1,332	Alliance Data Systems Corp.*^	388,864
16,946	Ally Financial, Inc.*	380,099
5,440	American Express Co.	422,797
3,230	Ameriprise Financial, Inc.	403,524
1,255	BlackRock, Inc.	434,205
7,298	CBOE Holdings, Inc.	417,592
10,321	Charles Schwab Corp.	336,981
5,195	CME Group, Inc.	483,447
7,508	Discover Financial Services	432,611
10,171	E*TRADE Financial Corp.*	304,621
8,670	Franklin Resources, Inc.	425,090
12,442	Interactive Brokers Group, Inc.	517,090
10,744	Invesco Ltd.	402,793
7,120	Legg Mason, Inc.	366,894
9,752	NASDAQ OMX Group, Inc.	475,995
7,321	Raymond James Financial, Inc.	436,185
12,810	Santander Consumer USA Holdings, Inc.*	327,552
6,675	T Rowe Price Group, Inc.	518,848

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. 500 Enhanced   Schedule of Investments — continued

Volatility Weighted Fund  June 30, 2015

Shares	Security Description	Value
10,641	TD Ameritrade Holding Corp.	$391,802
6,444	Visa, Inc.^	432,715
		8,694,278
Electric — 4.7%
8,057	Alliant Energy Corp.^	465,050
10,593	Ameren Corp.	399,144
8,623	American Electric Power Co., Inc.	456,760
14,247	CMS Energy Corp.	453,624
8,837	Consolidated Edison, Inc.^	511,486
6,583	Dominion Resources, Inc.	440,205
5,943	DTE Energy Co.	443,586
7,457	Edison International	414,460
5,843	Entergy Corp.^	411,932
9,527	Eversource Energy	432,621
12,193	Exelon Corp.	383,104
12,452	ITC Holdings Corp.	400,705
4,961	NextEra Energy, Inc.	486,327
14,668	OGE Energy Corp.	419,065
9,134	PG&E Corp.	448,479
7,761	Pinnacle West Capital Corp.	441,523
9,385	Public Service Enterprise Group, Inc.^	368,643
8,711	SCANA Corp.	441,212
12,172	Southern Co.	510,007
15,209	WEC Energy Group, Inc.^	683,957
13,625	Westar Energy, Inc.	466,248
14,076	Xcel Energy, Inc.	452,966
		9,931,104
Electrical Components & Equipment — 0.7%
1,740	Acuity Brands, Inc.	313,165
8,093	AMETEK, Inc.^	443,335
7,873	Emerson Electric Co.	436,400
3,225	Hubbell, Inc. — Cl. B	349,203
		1,542,103
Electronics — 2.5%
9,785	Agilent Technologies, Inc.	377,505
7,847	Amphenol Corp. — Cl. A	454,891
6,211	Arrow Electronics, Inc.*	346,574
8,646	Avnet, Inc.	355,437
16,980	Corning, Inc.	335,015
26,745	Flextronics International Ltd.*	302,486
21,776	Gentex Corp.	357,562
5,028	Honeywell International, Inc.	512,705
1,509	Mettler-Toledo International, Inc.*	515,263
9,941	PerkinElmer, Inc.	523,294
3,567	Thermo Fisher Scientific, Inc.	462,854
11,463	Trimble Navigation Ltd.*	268,922
3,567	Waters Corp.*	457,931
		5,270,439
See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. 500 Enhanced   Schedule of Investments — continued

Volatility Weighted Fund  June 30, 2015

Shares	Security Description	Value
Energy-Alternate Sources — 0.1%
3,298	First Solar, Inc.*	$154,940
Engineering & Construction — 0.3%
5,592	Fluor Corp.	296,432
8,404	Jacobs Engineering Group, Inc.*	341,370
		637,802
Entertainment — 0.2%
5,238	Madison Square Garden Co.*	437,321
Environmental Control — 0.9%
16,301	Republic Services, Inc.	638,510
5,323	Stericycle, Inc.*^	712,803
11,745	Waste Connections, Inc.	553,424
		1,904,737
Food — 3.5%
12,626	Campbell Soup Co.^	601,629
11,091	General Mills, Inc.	617,991
5,606	Hain Celestial Group, Inc.*	369,211
5,536	Hershey Co.	491,763
8,848	Hormel Foods Corp.	498,762
6,932	Ingredion, Inc.	553,243
4,984	JM Smucker Co.	540,315
7,524	Kroger Co.^	545,565
8,276	McCormick & Co., Inc.^	669,942
14,850	Mondelez International, Inc. — Cl. A	610,929
7,186	Pilgrim's Pride Corp.*^	165,062
9,283	Sprouts Farmers Market, Inc.*^	250,455
13,767	Sysco Corp.	496,989
9,527	Tyson Foods, Inc. — Cl. A	406,136
7,089	WhiteWave Foods Co.*	346,510
6,389	Whole Foods Market, Inc.	251,982
		7,416,484
Gas — 1.0%
9,030	Atmos Energy Corp.	463,058
20,064	CenterPoint Emergy, Inc.	381,818
7,049	National Fuel Gas Co.	415,116
9,714	NiSource, Inc.	442,861
4,424	Sempra Energy	437,711
		2,140,564
Hand/Machine Tools — 0.7%
6,353	Lincoln Electric Holdings, Inc.	386,834
3,293	Snap-On, Inc.	524,410
4,922	Stanley Black & Decker, Inc.	517,991
		1,429,235
Healthcare Products — 3.9%
8,480	Baxter International, Inc.	593,006
3,346	Becton Dickinson and Co.	473,961

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. 500 Enhanced   Schedule of Investments — continued

Volatility Weighted Fund  June 30, 2015

Shares	Security Description	Value
2,279	Cooper Cos., Inc.	$405,594
6,273	Danaher Corp.	536,906
10,641	DENTSPLY International, Inc.	548,544
2,393	Edwards Lifesciences Corp.*	340,835
4,264	Henry Schein, Inc.*	606,000
5,522	IDEXX Laboratories, Inc.*	354,181
609	Intuitive Surgical, Inc.*	295,061
11,988	Patterson Cos, Inc.	583,216
5,929	ResMed, Inc.	334,218
6,344	Sirona Dental Systerms Inc.*	637,064
6,222	St. Jude Medical, Inc.	454,642
6,409	Stryker Corp.^	612,508
5,106	Teleflex, Inc.	691,608
4,988	Varian Medical Systems, Inc.*^	420,638
3,834	Zimmer Holdings, Inc.	418,788
		8,306,770
Healthcare Services — 2.4%
3,954	Aetna, Inc.	503,977
2,761	Anthem, Inc.	453,191
5,159	Centene Corp.*	414,784
3,584	Cigna Corp.	580,608
6,933	DaVita HealthCare Partners, Inc.*	550,966
4,321	HCA Holdings, Inc.*	392,001
3,558	Laboratory Corp. of America Holdings*	431,301
6,364	MEDNAX, Inc.*	471,636
6,315	Quest Diagnostics, Inc.^	457,964
3,742	UnitedHealth Group, Inc.	456,524
2,952	Universal Health Services, Inc. — Cl. B	419,479
		5,132,431
Home Builders — 0.8%
10,568	DR Horton, Inc.	289,140
6,686	Lennar Corp. — Cl. A^	341,253
324	NVR, Inc.*	434,160
14,912	PulteGroup, Inc.	300,477
9,586	Toll Brothers, Inc.*	366,089
		1,731,119
Home Furnishings — 0.2%
1,622	Harman International Industries, Inc.	192,921
1,799	Whirlpool Corp.	311,317
		504,238
Household Products — 0.6%
7,904	Church & Dwight Co., Inc.	641,252
5,127	Clorox Co.	533,311
		1,174,563
Housewares — 0.2%
12,132	Newell Rubbermaid, Inc.	498,747

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. 500 Enhanced   Schedule of Investments — continued

Volatility Weighted Fund  June 30, 2015

Shares	Security Description	Value
Insurance — 5.9%
9,860	Aflac, Inc.	$613,292
1,184	Alleghany Corp.*	555,012
9,337	Allstate Corp.	605,691
10,642	American Financial Group, Inc.	692,156
9,435	American International Group, Inc.	583,272
14,284	Arthur J Gallagher & Co.	675,633
6,436	Chubb Corp.^	612,321
12,608	Cinncinatti Financial Corp.	632,669
13,255	CNA Financial Corp.	506,474
12,417	HCC Insurance Holdings, Inc.^	954,122
6,469	Lincoln National Corp.	383,094
899	Markel Corp.*	719,811
11,467	Marsh & McLennan Cos., Inc.	650,179
7,984	Metlife, Inc.	447,024
8,448	Principal Financial Group, Inc.	433,298
23,325	Progressive Corp.	649,135
5,995	Reinsurance Group of America, Inc.	568,746
10,909	Torchmark Corp.	635,122
6,176	Travelers Co., Inc.	596,972
10,554	Voya Financial, Inc.	490,444
12,364	WR Berkley Corp.	642,063
		12,646,530
Internet — 1.6%
11,933	CDW Corp.	409,063
2,821	F5 Networks, Inc.*	339,507
4,331	Facebook, Inc. — Cl. A*	371,448
768	Google, Inc. — Cl. A*	414,751
455	Netflix, Inc.*^	298,908
270	Priceline.com, Inc.*	310,870
17,560	Symantec Corp.	408,270
2,323	TripAdvisor, Inc.*	202,426
5,847	Verisign, Inc.*^	360,877
6,914	Yahoo!, Inc.*	271,651
		3,387,771
Investment Companies — 0.3%
32,727	Ares Capital Corp.^	538,686
Iron/Steel — 0.2%
8,392	Nucor Corp.	369,835
Leisure Time — 0.6%
5,676	Harley-Davidson, Inc.	319,843
8,000	Jarden Corp.*^	414,000
2,443	Polaris Industries, Inc.	361,833
3,624	Royal Caribbean Cruises Ltd.	285,173
		1,380,849
Lodging — 1.1%
14,160	Hilton Worldwide Holdings, Inc.*	390,108
7,620	Hyatt Hotels Corp. — Cl. A*	431,978

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. 500 Enhanced   Schedule of Investments — continued

Volatility Weighted Fund  June 30, 2015

Shares	Security Description	Value
5,640	Las Vegas Sands Corp.	$296,495
5,368	Marriott International, Inc. — Cl. A^	399,326
4,114	Starwood Hotels & Resorts Worldwide, Inc.	333,604
4,564	Wyndham Worldwide Corp.	373,837
2,221	Wynn Resorts Ltd.	219,146
		2,444,494
Machinery Construction & Mining — 0.2%
4,673	Caterpillar, Inc.	396,364
Machinery Diversified — 1.8%
2,715	Cummins, Inc.	356,181
5,819	Deere & Co.^	564,734
5,168	Flowserve Corp.	272,147
6,845	IDEX Corp.^	537,880
2,842	Middleby Corp.*	318,958
3,404	Rockwell Automation, Inc.	424,275
2,952	Roper Industries, Inc.	509,102
4,187	Wabtec Corp.	394,583
11,503	Xylem, Inc.	426,416
		3,804,276
Media — 3.5%
5,133	AMC Networks, Inc.*^	420,136
18,045	Cablevision Systems Corp.^	431,997
6,152	CBS Corp. — Cl. B	341,436
7,970	Comcast Corp. — Cl. A	479,316
8,793	Discovery Communications, Inc. — Cl. A*^	292,455
4,581	DISH Network Corp.*	310,180
3,573	FactSet Research Systems, Inc.^	580,648
4,665	Gannett Co., Inc.*	65,256
10,803	Liberty Media Corp.*	389,340
26,479	News Corp.*	386,329
10,137	Neilson NV	453,833
5,777	Scripps Networks Interactive, Inc. — Cl. A^	377,642
118,568	Sirius XM Radio, Inc.*	442,259
9,329	TEGNA, Inc.	299,181
2,521	Time Warner Cable, Inc.	449,167
3,195	Time Warner, Inc.	279,275
4,103	Tribune Media Co.	219,059
10,986	Twenty-First Centure Fox, Inc.	357,539
5,591	Viacom, Inc. — Cl. B	361,402
4,783	Walt Disney Co.^	545,932
		7,482,382
Metal Fabricate/Hardware — 0.2%
1,853	Precision Castparts Corp.	370,359
Mining — 0.1%
10,405	Southern Copper Corp.^	306,011

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. 500 Enhanced   Schedule of Investments — continued

Volatility Weighted Fund  June 30, 2015

Shares	Security Description	Value
Miscellaneous Manufacturing — 2.8%
3,507	3M Co.	$541,130
6,598	AO Smith Corp.	474,924
4,360	Carlisle Cos., Inc.	436,523
6,164	Colfax Corp.*	284,469
12,296	Donaldson Co., Inc.	440,197
5,564	Dover Corp.	390,482
5,069	Eaton Corp PLC	342,107
22,789	General Electric Co.	605,504
6,063	Illinois Tool Works, Inc.	556,523
6,748	Ingersoll-Rand PLC	454,950
4,972	Pall Corp.	618,765
3,179	Parker Hannifin Corp.	369,813
8,008	Textron, Inc.	357,397
6,015	Trinity Industries, Inc.^	158,976
		6,031,760
Office & Business Equipment — 0.1%
27,698	Xerox Corp.	294,707
Oil & Gas — 1.9%
3,763	Chevron Corp.	363,017
2,032	Cimarex Energy Co.	224,150
1,714	Concho Resources, Inc.*	195,156
3,396	Continental Resources, Inc.*	143,956
2,856	EOG Resources, Inc.	250,043
5,405	Exxon Mobil, Inc.	449,696
3,084	Helmerich & Payne, Inc.^	217,175
9,827	Marathon Oil Corp.	260,809
5,838	Marathon Petroleum Corp.	305,386
5,847	Murphy Oil Corp.^	243,060
5,152	Noble Energy, Inc.	219,887
3,708	Phillips 66.	298,716
4,827	Range Resources Corp.^	238,357
10,756	Southwestern Energy Co.*^	244,484
4,997	Valero Energy Corp.	312,812
		3,966,704
Oil & Gas Service — 0.9%
4,096	Baker Hughes, Inc.	252,723
6,032	Cameron International Corp.*	315,896
7,021	FMC Technologies, Inc.*^	291,301
5,664	Halliburton Co.	243,948
5,952	National Oilwell Varco, Inc.^	287,363
5,539	Oceaneering International, Inc.	258,062
3,766	Schlumberger Ltd.	324,592
		1,973,885
Packaging & Containers — 1.0%
5,782	Ball Corp.	405,607
7,584	Crown Holdings, Inc.*	401,269
7,269	MeadWestvaco Corp.	343,024

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. 500 Enhanced   Schedule of Investments — continued

Volatility Weighted Fund  June 30, 2015

Shares	Security Description	Value
4,622	Packaging Corp. of America	$288,829
5,407	Rock Tenn Co. — Cl. A	325,501
7,345	Sealed Air Corp.	377,386
		2,141,616
Pharmaceuticals — 2.9%
11,101	Abbott Laboratories	544,837
6,674	Bristol-Myers Squibb Co.	444,088
6,027	Cardinal Health, Inc.	504,159
7,626	Eli Lilly & Co.	636,695
5,564	Express Scripts Holding Co.*^	494,862
5,505	Johnson & Johnson	536,517
2,143	McKesson Corp.	481,768
3,883	Mead Johnson Nutrition Co. — Cl. A	350,324
8,331	Merck & Co., Inc.	474,284
5,418	Mylan, Inc.*	367,665
17,065	Pfizer, Inc.	572,189
6,385	Quintiles Transnational*^	463,615
8,341	Zoetis, Inc. — Cl. A	402,203
		6,273,206
Pipelines — 0.4%
8,629	Kinder Morgan, Inc.	331,267
5,588	ONEOK, Inc.	220,614
11,853	Spectra Energy Corp.	386,408
		938,289
Real Estate — 0.4%
13,295	CBRE Group, Inc. — Cl. A*	491,915
2,617	Jones Lang LaSalle, Inc.	447,507
		939,422
Retail — 6.5%
2,595	Advance Auto Parts, Inc.	413,358
5,232	AutoNation, Inc.*	329,511
877	AutoZone, Inc.*	584,871
5,135	Bed Bath & Beyond, Inc.*	354,212
5,804	Best Buy Co., Inc.	189,268
4,069	CarMax, Inc.*	269,408
518	Chipotle Mexican Grill, Inc. — Cl. A*	313,385
7,439	Coach, Inc.	257,464
3,996	Costco Wholesale Corp.	539,700
5,921	CVS Caremark Corp.	620,994
5,720	Dick's Sporting Goods, Inc.	296,124
2,322	Dillard's, Inc.	244,251
4,861	Dollar General Corp.	377,894
6,053	Dollar Tree, Inc.*^	478,126
4,360	Domino's Pizza, Inc.	494,424
5,736	Foot Locker, Inc.	384,369
8,001	Gap, Inc.	305,398
3,918	Home Depot, Inc.	435,407
5,023	Kohl's Corp.^	314,490

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. 500 Enhanced   Schedule of Investments — continued

Volatility Weighted Fund  June 30, 2015

Shares	Security Description	Value
4,767	L Brands, Inc.	$408,675
6,463	Lowe's Cos., Inc.	432,827
6,091	Macy's, Inc.	410,960
5,909	McDonald's Corp.	561,769
5,592	Nordstrom, Inc.	416,604
2,077	O'Reilly Automotive, Inc.*^	469,360
26,043	Rite Aid Corp.*	217,459
7,388	Ross Stores, Inc.	359,131
13,755	Sally Beauty Holdings, Inc.*	434,383
15,787	Staples, Inc.	241,699
10,516	Starbucks Corp.	563,815
6,228	TJX Cos., Inc.	412,107
3,587	Tractor Supply Co.	322,615
2,165	Ulta Salon Cosmetics & Fragrance*	334,384
5,949	Urban Outfitters, Inc.*	208,215
6,770	Wal-Mart Stores, Inc.	480,196
4,201	Williams-Sonoma, Inc.	345,616
		13,822,469
Savings & Loans — 0.5%
42,998	Hudson City Bancorp, Inc.	424,820
35,932	New York Community Bancorp, Inc.^	660,430
		1,085,250
Semiconductors — 2.5%
12,016	Altera Corp.	615,219
6,871	Analog Devices, Inc.	441,015
14,141	Applied Materials, Inc.	271,790
10,865	Intel Corp.	330,459
3,085	IPG Photonics Corp.*^	262,765
5,606	KLA-Tencor Corp.	315,113
4,482	Lam Research Corp.	364,611
9,000	Linear Technology Corp.	398,070
6,450	Microchip Technology, Inc.^	305,891
8,291	Micron Technology, Inc.*	156,202
13,803	NVIDIA Corp.	277,578
19,531	ON Semiconductor Corp.*	228,317
4,675	QUALCOMM, Inc.	292,795
2,495	Skyworks Solutions, Inc.	259,730
7,575	Texas Instruments, Inc.	390,188
7,219	Xilinx, Inc.	318,791
		5,228,534
Shipbuilding — 0.1%
2,752	Huntington Ingalls Industries, Inc.	309,848
Software — 3.7%
4,523	Adobe Systems, Inc.*	366,408
4,891	Akamai Technologies, Inc.*	341,490
6,287	ANSYS, Inc.*	573,626
5,692	Autodesk, Inc.*	285,027
10,909	Broadridge Financial Solutions, Inc.	545,559

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. 500 Enhanced   Schedule of Investments — continued

Volatility Weighted Fund  June 30, 2015

Shares	Security Description	Value
14,599	CA, Inc.	$427,605
6,740	Cerner Corp.*	465,464
7,009	Citrix Systems, Inc.*	491,751
9,200	Fidelity National Information Services, Inc.	568,560
7,946	Fiserv, Inc.*	658,167
9,310	Microsoft Corp.	411,037
8,383	MSCI, Inc.	515,974
10,251	Oracle Corp.	413,115
12,715	Paychex, Inc.	596,079
4,246	Rackspace Hosting, Inc.*	157,909
5,375	Red Hat, Inc.*^	408,124
5,264	SS&C Technologies Holdings, Inc.	329,000
4,010	VMware, Inc. — Cl. A*^	343,817
		7,898,712
Telecommunications — 1.0%
11,669	CenturyLink, Inc.^	342,835
15,132	Cisco Systems, Inc.	415,525
7,628	EchoStar Corp.*	371,331
37,513	Frontier Communications Corp.^	185,689
6,382	Level 3 Communications, Inc.*	336,140
7,340	Motorola Solutioins, Inc.	420,876
		2,072,396
Textiles — 0.2%
2,105	Mohawk Industries, Inc.*	401,845
Toys & Games — 0.2%
6,549	Hasbro, Inc.^	489,800
Transportation — 2.0%
5,411	CH Robinson Worldwide, Inc.	337,592
11,495	CSX Corp.	375,312
8,870	Expeditors International of Washington, Inc.	408,951
2,598	FedEx Corp.	442,699
3,308	Genesee & Wyoming, Inc.*	252,003
5,840	JB Hunt Transport Services, Inc.	479,406
3,165	Kansas City Southern	288,648
3,648	Norfolk Southern Corp.	318,689
5,607	OLD Dominion Freight Line, Inc.*^	384,668
3,336	Union Pacific Corp.	318,154
4,616	United Parcel Service, Inc. — Cl. B	447,338
		4,053,460
Trucking & Leasing — 0.2%
1,149	AMERCO	375,620
Water — 0.2%
10,039	American Water Works Co., Inc.	488,196
Total Common Stock (Cost — $189,427,825)		208,031,937

See notes to financial statements.

Compass EMP Funds

Compass EMP U.S. 500 Enhanced   Schedule of Investments — continued

Volatility Weighted Fund  June 30, 2015

Shares	Security Description	Value
Short-Term Investment — 1.8%
Money Market Fund — 1.8%
3,885,448	AIM STIT — Liquid Assets Portfolio, Institutional Class, 0.10%**	$3,885,448
Total Short-Term Investment (Cost — $3,885,448)
Collateral for Securities Loaned — 12.2%
25,991,808	Mount Vernon Securities Lending Prime Portfolio, 0.24%**	25,991,808
Total Collateral for Securities Loaned (Cost — $25,991,808)
Total Investments — 111.7% (Cost — $219,305,081) (a)		237,909,193
Liabilities in Excess of Other Assets — (11.7)%		(25,044,422)
NET ASSETS — 100.0%		$212,864,771

*  Non-income producing security.

**  Money market fund; interest rate reflects seven day effective yield on June 30, 2015.

^  All or a portion of this security is on loan. The market value of the loaned securities is $25,324,538. Securities loaned with a value of $340,209 have been sold and are pending settlement on July 1, 2015.

PLC — Public limited company.

(a)  Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $219,353,019 and differs from value by net unrealized appreciation/(depreciation) on securities as follows:

Unrealized appreciation	$25,234,032
Unrealized depreciation	(6,677,858)
Net unrealized appreciation	$18,556,174

Number of Contracts		Underlying Face Amount at Value	Unrealized Depreciation
	Long Futures Contracts — 0.0%
	Equity Futures — 0.0%
42	S&P E-Mini Future, Sep 2015	$4,314,450	$(82,838)
Total Long Futures Contracts		$4,314,450	$(82,838)

See notes to financial statements.

Compass EMP Funds

Compass EMP Long/  Schedule of Investments

Short Strategies Fund  June 30, 2015

Shares	Security Description	Value
Common Stock — 89.1%
Advertising Agencies — 0.2%
480	Omnicom Group, Inc.^	$33,355
Aerospace/Defense — 1.8%
190	Boeing Co.	26,357
254	General Dynamics Corp.	35,989
388	Harris Corp.	29,841
177	L3 Communications Holdings, Inc.	20,068
180	Lockheed Martin Corp.	33,462
191	Northrop Grumman Corp.	30,298
299	Raytheon Co.	28,608
445	Rockwell Collins, Inc.^	41,096
316	United Technologies Corp.	35,054
		280,773
Agriculture — 1.1%
771	Altria Group, Inc.	37,710
558	Archer-Daniels-Midland Co.	26,907
504	Philip Morris International	40,405
876	Reynolds American, Inc.	65,402
		170,424
Airlines — 0.4%
277	Alaska Air Group, Inc.	17,847
834	JetBlue Airways Corp.*	17,314
423	Southwest Airlines Co.	13,997
189	Spirit Airlines, Inc.*	11,737
		60,895
Apparel — 0.8%
742	Hanesbrands, Inc.	24,723
277	Nike, Inc.	29,922
153	Ralph Lauren Corp.	20,251
254	Under Armour, Inc. — Cl. A*^	21,194
435	V.F. Corp.	30,337
		126,427
Auto Manufacturers — 0.5%
1,620	Ford Motor Co.	24,316
633	General Motors Co.	21,098
446	Paccar, Inc.	28,459
		73,873
Auto Parts & Equipment — 0.8%
848	Allison Transmission Holding	24,812
361	Borg Warner, Inc.	20,519
582	Johnson Controls, Inc.	28,826
223	Lear Corp.	25,034
214	WABCO Holdings, Inc.*	26,476
		125,667

See notes to financial statements.

Compass EMP Funds

Compass EMP Long/  Schedule of Investments — continued

Short Strategies Fund  June 30, 2015

Shares	Security Description	Value
Banks — 4.9%
771	Bank of New York Mellon Corp.	$32,359
846	BB&T Corp.^	34,102
435	Capital One Financial Corp.	38,267
626	CIT Group, Inc.	29,103
534	Citigroup, Inc.	29,498
234	City National Corp.	21,151
530	Comerica, Inc.	27,200
626	East West Bancorp, Inc.	28,057
1,414	Fifth Third Bancorp	29,439
353	First Republic Bank	22,250
170	Goldman Sachs Group, Inc.	35,494
2,654	Huntington Bancshares, Inc.	30,017
481	JP Morgan Chase & Co.^	32,593
1,778	Keycorp	26,706
270	M&T Bank Corp.^	33,731
796	Morgan Stanley	30,877
421	Northern Trust Corp.	32,190
349	PNC Financial Services Group, Inc.	33,382
2,652	Regions Financial Corp.	27,475
195	Signature Bank*	28,546
380	State Street Corp.	29,260
686	SunTrust Banks, Inc.	29,511
171	SVB Financial Group*^	24,620
833	U.S. Bancorp	36,152
676	Wells Fargo & Co.	38,018
		759,998
Beverages — 1.5%
399	Brown-Forman Corp.	39,971
899	Coca-Cola Co.	35,268
685	Coca-Cola Enterprises	29,756
275	Constellation Brands, Inc. — Cl. A	31,906
435	Dr. Pepper Snapple Group^	31,712
148	Keurig Green Mountain, Inc.	11,341
97	Monster Beverage Corp.*	13,000
449	Pepsico, Inc.	41,910
		234,864
Biotechnology — 0.8%
156	Amgen, Inc.	23,949
42	Biogen Idec, Inc.*	16,965
170	Celgene Corp.*^	19,675
167	Gilead Sciences, Inc.	19,552
93	Illumina, Inc.*	20,307
43	Regeneron Pharmaceuticals, Inc.*	21,936
		122,384

See notes to financial statements.

Compass EMP Funds

Compass EMP Long/  Schedule of Investments — continued

Short Strategies Fund  June 30, 2015

Shares	Security Description	Value
Building Materials — 0.3%
924	Masco Corp.	$24,643
323	Vulcan Materials Co.^	27,109
		51,752
Chemicals — 3.4%
172	Air Products & Chemicals, Inc.	23,535
310	Airgas, Inc.	32,792
429	CF Industries Holdings, Inc.	27,576
467	Dow Chemical Co.^	23,896
304	Eastman Chemical Co.	24,873
262	Ecolab, Inc.	29,624
409	EI du Pont de Nemours & Co.^	26,156
445	FMC Corp.	23,385
244	Int'l. Flavors & Fragrance	26,667
182	LyondellBasell NV	18,841
666	Mosaic Co.	31,202
72	Newmarket Corp.^	31,960
268	PPG Industries, Inc.	30,745
307	Praxair, Inc.	36,702
585	RPM International, Inc.	28,647
118	Sherwin-Williams Co.	32,452
411	Valspar Corp.	33,628
245	Westlake Chemical Corp.	16,805
240	WR Grace & Co.*	24,072
		523,558
Commercial Services — 4.3%
556	ADT Corp.^	18,665
921	Aramark Holdings	28,523
469	Automatic Data Processing, Inc.^	37,628
376	Cintas Corp.	31,806
104	CoStar Group, Inc.*^	20,931
381	Equifax, Inc.	36,991
142	FleetCor Technologies Inc.*	22,161
359	Gartner Group, Inc.*	30,795
305	Global Payments, Inc.	31,552
25	Graham Holdings Co.	26,876
314	Macquarie Infrastructure Co.	25,946
249	Manpower, Inc.	22,256
297	Mastercard, Inc. — Cl. A	27,764
306	Moody's Corp.	33,036
690	Quanta Services, Inc.*	19,886
473	Robert Half International, Inc.	26,252
764	SEI Investments Co.	37,459
1,348	Services Corp International	39,672
812	Total System Services, Inc.	33,917
248	Towers Watson & Co.	31,198
183	United Rentals, Inc.*	16,034
577	Verisk Analytics, Inc.*	41,983
1,501	Western Union Co.^	30,514
		671,845

See notes to financial statements.

Compass EMP Funds

Compass EMP Long/  Schedule of Investments — continued

Short Strategies Fund  June 30, 2015

Shares	Security Description	Value
Computers — 2.8%
807	Amdocs Ltd.	$44,054
211	Apple, Inc.	26,465
1,523	Cadence Design System, Inc.*^	29,942
350	Cognizant Technology Solutions — Cl. A*	21,382
1,164	EMC Corp.	30,718
666	Fortinet, Inc.*^	27,526
655	Hewlett Packard Co.	19,657
244	IHS, Inc.*	31,386
197	Int'l Business Machines Corp.	32,044
580	Jack Henry & Associates, Inc.^	37,526
681	NetApp, Inc.	21,492
198	Sandisk Corp.	11,528
420	Seagate Technology PLC^	19,950
726	Synopsys, Inc.*	36,772
503	Teradata Corp.*	18,611
245	Western Digital Corp.	19,211
		428,264
Cosmetics/Personal Care — 1.0%
568	Colgate Palmolive Co.	37,153
267	Energizer Holdings, Inc.	35,124
391	Estee Lauder Co's., Inc.	33,884
559	Procter & Gamble Co.	43,736
		149,897
Distribution/Wholesale — 0.8%
651	Fastenal Co.^	27,459
365	Genuine Parts Co.	32,678
899	LKQ Corp.*	27,190
137	WW Grainger, Inc.^	32,421
		119,748
Diversified Financial Services — 3.7%
120	Affiliated Managers Group*	26,232
89	Alliance Data Systems Corp.*^	25,983
1,125	Ally Financial, Inc.*	25,234
361	American Express Co.	28,057
215	Ameriprise Financial, Inc.	26,860
83	Blackrock, Inc. — Cl. A	28,716
485	CBOE Holdings, Inc.	27,752
685	Charles Schwab Corp.^	22,365
345	CME Group, Inc. — Cl. A	32,106
499	Discover Financial Services	28,752
676	E*Trade Financial Corp.*	20,246
576	Franklin Resources, Inc.^	28,241
827	Interactive Brokers Group, Inc.^	34,370
714	Invesco Ltd.	26,768
473	Legg Mason, Inc.	24,374
648	Nasdaq OMX Group	31,629
486	Raymond James Financial, Inc.	28,956

See notes to financial statements.

Compass EMP Funds

Compass EMP Long/  Schedule of Investments — continued

Short Strategies Fund  June 30, 2015

Shares	Security Description	Value
851	Santander Consumer USA Holding, Inc.*	$21,760
443	T. Rowe Price Group, Inc.	34,434
707	TD Ameritrade Holding Corp.	26,032
428	Visa, Inc.^	28,740
		577,607
Electric — 4.3%
535	Alliant Corp.^	30,880
704	Ameren Corp.	26,527
573	American Electric Power, Inc.	30,352
946	CMS Energy Corp.	30,121
587	Consolidated Edison, Inc.^	33,976
437	Dominion Resources, Inc.^	29,222
395	DTE Energy Co.	29,483
495	Edison International^	27,512
388	Entergy Corp.	27,354
633	Eversource Energy	28,745
810	Exelon Corp.	25,450
827	ITC Holdings Corp.	26,613
329	NextEra Energy, Inc.	32,252
974	OGE Energy Corp.	27,827
607	PG&E Corp.^	29,804
516	Pinnacle West Capital Corp.	29,355
624	Public Service Enterprise Group, Inc.^	24,511
579	SCANA Corp.	29,326
809	Southern Co.	33,897
1,011	WEC Energy Group, Inc.^	45,446
905	Westar Energy, Inc.	30,969
935	Xcel Energy, Inc.	30,088
		659,710
Electrical Components & Equipment — 0.7%
115	Acuity Brands, Inc.	20,698
538	Ametek, Inc.^	29,472
523	Emerson Electric Co.	28,990
214	Hubbell, Inc.	23,171
		102,331
Electronics — 2.3%
650	Agilent Technologies, Inc.	25,077
521	Amphenol Corp.	30,202
413	Arrow Electronics, Inc.*	23,045
574	Avnet, Inc.	23,597
1,129	Corning, Inc.	22,275
1,776	Flextronics International Ltd.*	20,087
1,447	Gentex Corp.	23,760
334	Honeywell International, Inc.	34,058
100	Mettler Toledo International*	34,146
661	PerkinElmer, Inc.	34,795
237	Thermo Fisher Scientific, Inc.	30,753

See notes to financial statements.

Compass EMP Funds

Compass EMP Long/  Schedule of Investments — continued

Short Strategies Fund  June 30, 2015

Shares	Security Description	Value
761	Trimble Navigation Ltd.*	$17,853
237	Waters Corp.*	30,426
		350,074
Energy-Alternate Sources — 0.1%
219	First Solar, Inc.*	10,289
Engineering & Consturction — 0.3%
372	Fluor Corp.	19,720
558	Jacobs Engineering Group, Inc.*	22,666
		42,386
Entertainment — 0.2%
348	Madison Square Garden Co.*	29,055
Environmental Control — 0.8%
1,083	Republic Services, Inc.	42,421
354	Stericycle, Inc.*	47,404
780	Waste Connections, Inc.	36,754
		126,579
Food — 3.2%
839	Campbell Soup Co.^	39,978
737	General Mills, Inc.	41,066
372	Hain Celestial Group, Inc.*	24,500
368	Hershey Foods Corp.	32,689
588	Hormel Foods Corp.	33,146
460	Ingredion, Inc.	36,713
331	JM Smucker Co.	35,884
500	Kroger Co.^	36,255
550	Mc Cormick & Company, Inc.^	44,523
987	Mondelez International, Inc. — Cl. A	40,605
478	Pilgrim's Pride Corp.^	10,980
616	Sprout Farmers Markets, Inc.*^	16,620
915	Sysco Corp.	33,032
633	Tyson Foods, Inc.	26,985
471	WhiteWave Foods Co.*	23,022
424	Whole Foods Market, Inc.	16,721
		492,719
Gas — 0.9%
600	AGL Resources, Inc.	30,768
1,333	Centerpoint Energy, Inc.	25,367
468	National Fuel Gas Co.	27,561
645	NiSource, Inc.	29,406
294	Sempra Energy	29,087
		142,189
Hand/Machine Tools — 0.6%
422	Lincoln Electric Holdings^	25,696
219	Snap-On, Inc.	34,876
327	Stanley Black & Decker, Inc.	34,413
		94,985

See notes to financial statements.

Compass EMP Funds

Compass EMP Long/  Schedule of Investments — continued

Short Strategies Fund  June 30, 2015

Shares	Security Description	Value
Healthcare Products — 3.6%
563	Baxter International, Inc.	$39,371
222	Becton Dickinson & Co.	31,446
152	Cooper Cos, Inc.	27,051
417	Danaher Corp.	35,691
707	Dentsply International, Inc.	36,446
159	Edwards Lifesciences Corp.*	22,646
283	Henry Schein, Inc.*^	40,220
366	IDEXX Laboratories, Inc.*	23,475
40	Intuitive Surgical, Inc.*	19,380
796	Patterson Cos, Inc.	38,725
394	Resmed, Inc.	22,210
421	Sirona Dental Systems, Inc.*	42,277
413	St. Jude Medical, Inc.	30,178
426	Stryker Corp.^	40,713
339	Teleflex, Inc.	45,918
331	Varian Medical Systems, Inc.*^	27,913
255	Zimmer Holdings, Inc.	27,854
		551,514
Healthcare Services — 2.2%
263	Aetna, Inc.	33,522
183	Anthem, Inc.^	30,038
238	Cigna Corp.	38,556
343	Centene Corp.*	27,577
461	DaVita, Inc.*	36,636
287	HCA Holdings, Inc.*	26,037
236	Laboratory Corp of America Holdings*	28,608
423	MEDNAX, Inc.*	31,349
419	Quest Diagnostics, Inc.	30,386
248	UnitedHealth Group, Inc.	30,256
196	Universal Health Services, Inc.	27,850
		340,815
Home Builders — 0.7%
702	D R Horton, Inc.	19,207
444	Lennar Corp.^	22,662
22	NVR, Inc.*	29,480
991	Pulte Group, Inc.	19,969
637	Toll Brothers, Inc.*	24,326
		115,644
Home Furnishings — 0.2%
108	Harman International	12,846
120	Whirlpool Corp.	20,766
		33,612
Household Products/Wares — 0.5%
525	Church & Dwight, Inc.	42,593
341	Clorox Co.	35,471
		78,064

See notes to financial statements.

Compass EMP Funds

Compass EMP Long/  Schedule of Investments — continued

Short Strategies Fund  June 30, 2015

Shares	Security Description	Value
Housewares — 0.2%
806	Newell Rubbermaid, Inc.	$33,135
Insurance — 5.4%
655	Aflac, Inc.	40,741
79	Alleghany Corp.*	37,032
620	Allstate Corp.	40,219
707	American Financial Group, Inc.	45,983
627	American International Group, Inc.	38,761
949	Arthur J. Gallagher & Co.	44,888
428	Chubb Corp.^	40,720
838	Cincinnati Financial Corp.	42,051
881	CNA Financial Corp.	33,663
825	HCC Insurance Holdings, Inc.	63,393
430	Lincoln National Corp.	25,465
60	Markel Corp.*	48,041
762	Marsh & McLennan Co.'s, Inc.	43,205
530	Metlife, Inc.	29,675
561	Principal Financial Group, Inc.	28,774
1,549	Progressive Corp.	43,109
399	Reinsurance Group of America	37,853
725	Torchmark Corp.	42,210
410	Travelers Companies, Inc.	39,631
701	Voya Financial, Inc.	32,575
821	WR Berkley Corp.	42,633
		840,622
Internet — 1.4%
793	CDW Corp.	27,184
187	F5 Networks, Inc.*	22,505
288	Facebook, Inc. — Cl. A*	24,700
51	Google, Inc. — Cl. A*	27,542
30	Netflix, Inc.*^	19,708
18	Priceline Group, Inc.*	20,725
1,167	Symantec Corp.	27,133
154	TripAdvisor, Inc.*	13,420
388	VeriSign, Inc.*^	23,947
459	Yahoo!, Inc.*	18,034
		224,898
Investment Companies — 0.2%
2,174	Ares Capital Corp.^	35,784
Iron/Steel — 0.2%
558	Nucor Corp.	24,591
Leisure Time — 0.6%
377	Harley Davidson, Inc.	21,244
532	Jarden Corp.*	27,531
162	Polaris Industries, Inc.	23,994
240	Royal Caribbean Cruises Ltd.	18,885
		91,654

See notes to financial statements.

Compass EMP Funds

Compass EMP Long/  Schedule of Investments — continued

Short Strategies Fund  June 30, 2015

Shares	Security Description	Value
Lodging — 1.0%
941	Hilton Worldwide Holdings, Inc.*	$25,925
506	Hyatt Hotels — Cl. A*^	28,685
375	Las Vegas Sands Corp.	19,714
357	Marriott International, Inc.^	26,557
273	Starwood Hotels & Resorts Worldwide, Inc.	22,138
303	Wyndham Worldwide Corp.	24,819
148	Wynn Resorts, Ltd.	14,602
		162,440
Machinery-Construction & Mining — 0.2%
310	Caterpillar, Inc.	26,294
Machinery-Diversified — 1.6%
180	Cummins, Inc.	23,614
387	Deere & Co.^	37,558
343	Flowserve Corp.	18,062
455	IDEX Corp.^	35,754
189	Middleby Corp.*^	21,211
226	Rockwell Automation, Inc.^	28,169
196	Roper Industries, Inc.	33,802
278	Wabtec Corp.	26,199
764	Xylem, Inc.	28,321
		252,690
Media — 3.2%
341	AMC Networks, Inc.*^	27,911
1,198	Cablevision Systems Corp.^	28,680
409	CBS Corp.	22,700
530	Comcast Corp.^	31,874
584	Discovery Communications, Inc.*^	19,424
304	DISH Network Corp.*	20,584
237	FactSet Research Systems, Inc.	38,515
310	Gannett, Inc.*	4,337
718	Liberty Media Corp.*	25,877
1,758	News Corp.*	25,649
673	Nielsen Holdings N.V.	30,130
384	Scripps Networks Interactive, Inc.^	25,102
7,877	Sirius XM Holdings, Inc.*	29,381
620	TEGNA, Inc.	19,883
167	Time Warner Cable	29,754
212	Time Warner, Inc.	18,531
273	Tribune Company	14,575
730	Twenty-First Century Fox, Inc.	23,758
371	Viacom, Inc.	23,981
318	Walt Disney Co.^	36,297
		496,943
Metal Fabricate/Hardware — 0.2%
123	Precision Castparts Corp.	24,584
Mining — 0.1%
691	Southern Copper Corp.^	20,322
See notes to financial statements.

Compass EMP Funds

Compass EMP Long/  Schedule of Investments — continued

Short Strategies Fund  June 30, 2015

Shares	Security Description	Value
Miscellaneous Manufacturing — 2.6%
233	3M Co.	$35,952
438	AO Smith Corp.	31,527
290	Carlisle Companies, Inc.	29,035
410	Colfax Corp.*	18,922
817	Donaldson Company, Inc.	29,249
370	Dover Corp.	25,967
337	Eaton Corp PLC	22,744
1,514	General Electric Co.	40,227
403	Illinois Tool Works, Inc.^	36,991
448	Ingersoll-Rand PLC	30,204
330	Pall Corp.	41,069
211	Parker Hannifin Corp.	24,546
532	Textron, Inc.	23,743
400	Trinity Industries, Inc.	10,571
		400,747
Office/Business Equipment — 0.1%
1,840	Xerox Corp.	19,578
Oil & Gas — 1.7%
250	Chevron Corp.	24,118
135	Cimarex Energy	14,892
114	Concho Resources, Inc.*	12,980
225	Continental Resources, Inc.*^	9,538
190	EOG Resources, Inc.	16,635
359	Exxon Mobil Corp.	29,869
205	Helmerich & Payne, Inc.^	14,436
653	Marathon Oil Corp.	17,331
388	Marathon Petroleum Corp.	20,296
388	Murphy Oil Corp.^	16,129
342	Noble Energy, Inc.	14,597
246	Phillips 66^	19,818
321	Range Resources Corp.^	15,851
714	Southwestern Energy Co.*^	16,229
332	Valero Energy Corp.	20,783
		263,502
Oil & Gas Services — 0.8%
272	Baker Hughes, Inc.	16,782
401	Cameron International Corp.*	21,000
466	FMC Technologies, Inc.^*	19,334
376	Halliburton Co.	16,194
395	National-Oilwell, Varco, Inc.^	19,071
368	Oceaneering International, Inc.	17,145
250	Schlumberger Ltd.	21,548
		131,074
Packaging & Containers — 0.9%
384	Ball Corp.	26,938
504	Crown Holdings, Inc.*	26,667
483	MeadWestvaco Corp.	22,793

See notes to financial statements.

Compass EMP Funds

Compass EMP Long/  Schedule of Investments — continued

Short Strategies Fund  June 30, 2015

Shares	Security Description	Value
307	Packaging Corp of America	$19,184
359	Rock — Tenn Co.	21,612
488	Sealed Air Corp.	25,073
		142,267
Pharmaceuticals — 2.7%
737	Abbott Laboratories	36,172
443	Bristol-Myers Squibb Co.	29,477
400	Cardinal Health, Inc.	33,460
507	Eli Lilly & Co.	42,329
370	Express Scripts Holding Co.*^	32,908
366	Johnson & Johnson	35,670
142	McKesson HBOC, Inc.	31,923
258	Mead Johnson Nutrition — Cl. A	23,277
553	Merck & Company, Inc.	31,482
360	Mylan, Inc.*	24,430
1,134	Pfizer, Inc.	38,023
424	Quintiles Transnational*^	30,787
554	Zoetis, Inc. — Cl. A	26,714
		416,652
Pipelines — 0.4%
573	Kinder Morgan, Inc.	21,997
371	ONEOK, Inc.	14,647
788	Spectra Energy Corp.	25,689
		62,333
Real Estate — 0.4%
883	CBRE Group, Inc. — Cl. A*	32,671
174	Jones Lang LaSalle, Inc.	29,754
		62,425
Retail — 5.9%
172	Advanced Auto Parts	27,398
348	Autonation, Inc.*	21,917
58	Autozone, Inc.*^	38,680
341	Bed Bath & Beyond, Inc.*	23,522
386	Best Buy Co., Inc.	12,587
270	Carmax, Inc.*	17,877
34	Chipotle Mexican Grill, Inc.*	20,570
494	Coach, Inc.	17,097
265	Costco Wholesale Corp.	35,791
393	CVS Caremark Corp.	41,218
380	Dick's Sporting Goods, Inc.	19,673
154	Dillards, Inc. — Cl. A	16,199
323	Dollar General Corp.	25,110
402	Dollar Tree, Inc.^*	31,754
290	Domino's Pizza, Inc.^	32,886
381	Foot Locker, Inc.	25,531
531	Gap, Inc.	20,268
260	Home Depot, Inc.	28,894
334	Kohls Corp.	20,912

See notes to financial statements.

Compass EMP Funds

Compass EMP Long/  Schedule of Investments — continued

Short Strategies Fund  June 30, 2015

Shares	Security Description	Value
317	L Brands, Inc.	$27,176
429	Lowe's Companies, Inc.	28,730
405	Macy's, Inc.^	27,325
393	McDonalds Corp.	37,363
371	Nordstrom, Inc.	27,640
138	O'Reilly Automotive, Inc.*^	31,185
1,730	Rite Aid Corp.*	14,446
491	Ross Stores	23,868
914	Sally Beauty Holdings, Inc.*	28,864
1,049	Staples, Inc.	16,060
699	Starbucks Corp.	37,477
414	TJX Companies, Inc.	27,394
238	Tractor Supply Co.	21,406
144	Ulta Salon, Cosmetics & Fragrance*	22,241
395	Urban Outfitters, Inc.*^	13,825
450	Wal Mart Stores, Inc.	31,919
279	Williams Sonoma, Inc.	22,953
		917,756
Savings & Loans — 0.5%
2,860	Hudson City Bancorp, Inc.	28,257
2,388	New York Community Bancorp, Inc.^	43,891
		72,148
Semiconductors — 2.2%
798	Altera Corp.	40,858
456	Analog Devices, Inc.	29,268
939	Applied Materials, Inc.	18,048
205	IPG Photonics Corp.*^	17,461
721	Intel Corp.^	21,929
372	KLA-Tencor Corp.	20,910
298	Lam Research Corp.	24,242
598	Linear Technology Corp.	26,450
428	Microchip Technology, Inc.^	20,298
551	Micron Technology, Inc.*	10,381
917	NVIDIA Corp.	18,441
1,296	ON Semiconductor Corp.*	15,150
311	QUALCOMM, Inc.	19,478
166	Skyworks Solutions, Inc.	17,281
503	Texas Instruments, Inc.	25,910
480	Xilinx, Inc.	21,197
		347,302
Shipbuilding — 0.1%
183	Huntington Ingalls Industries, Inc.	20,604
Software — 3.4%
300	Adobe Systems, Inc.*	24,303
325	Akamai Technologies, Inc.*	22,692
418	ANSYS, Inc.*	38,138
378	Autodesk, Inc.*	18,928
725	Broadridge Financial Solutions, Inc.	36,257

See notes to financial statements.

Compass EMP Funds

Compass EMP Long/  Schedule of Investments — continued

Short Strategies Fund  June 30, 2015

Shares	Security Description	Value
970	CA, Inc.	$28,411
448	Cerner Corp.*	30,939
466	Citrix Systems, Inc.*	32,695
611	Fidelity National Information	37,760
528	Fiserv, Inc.*	43,734
618	Microsoft Corp.	27,285
557	MSCI, Inc.	34,283
681	Oracle Corp.^	27,444
845	Paychex, Inc.	39,614
282	Rackspace Hosting, Inc.*	10,488
357	Red Hat, Inc.*^	27,107
349	SS&C Technologies Holdings	21,813
267	Vmware, Inc.*^	22,893
		524,784
Telecommunications — 0.9%
775	CenturyLink, Inc.^	22,770
1,005	Cisco Systems, Inc.	27,597
506	EchoStar Holding Corp.*	24,632
2,490	Frontier Communications Corp.^	12,326
424	Level 3 Communications, Inc.*	22,332
488	Motorola Solutions, Inc.	27,982
		137,639
Textiles — 0.2%
140	Mohawk Industries, Inc.*^	26,726
Toys/Games/Hobbies — 0.2%
435	Hasbro, Inc.	32,534
Transportation — 1.7%
359	C H Robinson Worldwide, Inc.^	22,398
764	CSX Corp.	24,945
589	Expeditors Int'l of Washington	27,156
173	Fedex Corp.	29,479
220	Genesee & Wyoming, Inc.*	16,760
388	JB Hunt Transport Services, Inc.^	31,851
210	Kansas Cty Southern	19,152
242	Norfolk Southern Corp.	21,141
372	Old Dominion Freight Line*^	25,521
222	Union Pacific Corp.	21,172
307	United Parcel Service, Inc.	29,752
		269,327
Trucking & Leasing — 0.2%
76	AMERCO	24,845
Water — 0.2%
667	American Water Works Co.	32,436
Total Common Stock (Cost — $12,873,989)		13,819,933

See notes to financial statements.

Compass EMP Funds

Compass EMP Long/  Schedule of Investments — continued

Short Strategies Fund  June 30, 2015

Shares	Security Description	Value
Short-Term Investment — 6.8%
Money Market Fund — 6.8%
1,049,725	AIM STIT — Liquid Assets Portfolio, Institutional Class, 0.10%**	$1,049,725
Total Short Term Investment (Cost — $1,049,725)
Collateral for Securities Loaned — 16.0%
2,480,098	Mount Vernon Securities Lending Prime Portfolio, 0.24%**	2,480,098
Total Collateral for Securities Loaned (Cost — $2,480,098)
Total Investments — 111.9% (Cost — $16,403,812) (a)		17,349,756
Liabilities in Excess of Other Assets — (11.9)%		(1,836,101)
NET ASSETS — 100.0%		$15,513,655

*  Non-income producing security.

**  Money market fund; interest rate reflects seven day effective yield on June 30, 2015.

^  All or a portion of this security is on loan. The market value of the loaned securities is $2,413,443. Securities loaned with a value of $23,084 have been sold and are pending settlement on July 1, 2015.

(a)  Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $16,403,594 and differs from value by net unrealized appreciation/(depreciation) on securities as follows:

Unrealized appreciation	$1,504,471
Unrealized depreciation	(558,309)
Net unrealized appreciation	$946,162

Number of Contracts		Underlying Face Amount at Value	Unrealized Appreciation
	Short Futures Contracts — (0.6)%
	Equity Futures — (0.6)%
54	S&P E-Mini Future, Sep 2015	$5,547,150	$120,150
Total Short Futures Contracts		$5,547,150	$120,150

See notes to financial statements.

Compass EMP Funds

Compass EMP International 500   Schedule of Investments

Enhanced Volatility Weighted Fund  June 30, 2015

Shares	Security Description	Value
Common Stock — 96.1%
Advertising — 0.6%
4,352	JCDecaux SA	$181,400
1,956	Publicis Groupe SA	144,458
7,980	WPP PLC	178,840
		504,698
Aerospace/Defense — 1.0%
1,708	Airbus Group NV	110,698
24,371	BAE Systems PLC	172,816
27,000	Kawasaki Heavy Industries Ltd.	126,028
16,021	Meggitt PLC	117,433
2,643	Thales SA	159,406
3,813	Zodiac Aerospace	123,988
		810,369
Agriculture — 0.7%
3,629	British American Tobacco PLC	194,769
3,518	Imperial Tobacco Group PLC	169,571
3,987	Japan Tobacco, Inc.	142,118
		506,458
Airlines — 0.7%
77,000	Cathay Pacific Airways Ltd.	189,307
3,700	Japan Airlines Co. Ltd.	129,151
24,900	Singapore Airlines Ltd.	198,482
		516,940
Apparel — 1.0%
6,511	Burberry Group PLC	160,755
852	Christian Dior SA	166,133
421	Hermes International	156,869
814	LVMH Moet Hennessy Louis Vuitton SA	142,452
1,614	Michael Kors Holdings Ltd.*	67,933
22,990	Prada SpA	110,612
		804,754
Auto Manufacturers — 2.2%
1,072	Bayerische Motoren Werke AG	117,205
50,000	Brilliance China Automotive	78,038
1,485	Daimler AG	135,008
3,065	Fuji Heavy Industries Ltd.	112,949
7,505	Hino Motors Ltd.	92,885
4,543	Honda Motor Co. Ltd.	147,119
8,365	Isuzu Motors Ltd.	109,922
5,400	Mazda Motor Corp.	105,855
14,100	Mitsubishi Motors Corp.	120,103
15,249	Nissan Motor Co. Ltd.	158,935
1,094	Renault SA	113,812
3,705	Suzuki Motor Corp.	125,236
2,387	Toyota Motor Corp.	160,063

See notes to financial statements.

Compass EMP Funds

Compass EMP International 500   Schedule of Investments — continued

Enhanced Volatility Weighted Fund  June 30, 2015

Shares	Security Description	Value
586	Volkswagen AG	$135,441
		1,712,571
Auto Parts & Equipment — 2.3%
3,826	Aisin Seiki Co. Ltd.	162,948
1,478	Autoliv, Inc.^	172,556
3,558	Bridgestone Corp.	131,683
1,570	Cie Generale des Etablissements Michelin	164,328
2,099	Delphi Automotive PLC	178,604
3,286	Denso Corp.	163,749
2,300	Magna International, Inc.	129,160
529	Michelin	125,035
8,811	Pirelli & C. SpA	148,553
10,992	Sumitomo Electric Industries Ltd.	170,456
2,481	Toyota Industries Corp.	141,563
803	Valeo SA	126,398
		1,815,033
Banks — 9.5%
8,369	Australia & New Zealand Banking Group Ltd.	207,151
13,162	Banco Bilbao Vizcaya Argentaria SA	128,866
38,171	Banco de Sabadell SA	92,028
20,967	Banco Popular Espanol SA	101,474
15,674	Banco Santander SA	109,336
65,000	Bank of East Asia Ltd.	284,227
237,271	Bank of Ireland*	95,782
4,000	Bank of Montreal	237,155
4,700	Bank of Nova Scotia	242,737
69,751	Bankia SA	88,394
57,500	BOC Hong Kong Holdings Ltd.	239,565
23,854	CaixaBank SA	110,399
3,000	Canadian Imperial Bank of Commerce	221,269
90,000	CITIC Ltd	161,365
8,800	Commerzbank AG*	112,353
3,502	Commonwealth Bank of Australia	229,169
7,436	Credit Agricole SA	110,465
17,433	DBS Group Holdings Ltd.	267,951
8,477	DNB ASA	140,822
15,400	Hang Seng Bank Ltd.	300,944
22,308	HSBC Holdings PLC	199,873
28,403	Intesa Sanpaolo SpA	102,860
2,020	KBC Groep NV	134,833
23,284	Mitsubishi UFJ Financial Group, Inc.	167,459
120,152	Mizuho Financial Group, Inc.	260,282
8,046	National Australia Bank Ltd.	206,021
4,800	National Bank of Canada	180,418
16,009	Natixis SA	115,077
10,181	Nordea Bank AB	126,784
32,389	Oversea-Chinese Banking Corp. Ltd.	244,945
24,331	Resona Holdings, Inc.	132,962
4,000	Royal Bank of Canada	244,749

See notes to financial statements.

Compass EMP Funds

Compass EMP International 500   Schedule of Investments — continued

Enhanced Volatility Weighted Fund  June 30, 2015

Shares	Security Description	Value
13,173	Skandinaviska Enskilda Banken AB	$168,169
2,427	Societe Generale SA	113,162
8,265	Standard Chartered PLC	132,361
3,794	Sumitomo Mitsui Financial Group, Inc.	169,308
34,084	Sumitomo Mitsui Trust Holdings, Inc.	156,196
11,108	Svenska Handelsbanken AB — Cl. A	161,874
7,503	Swedbank AB — Cl. A	174,671
5,000	Toronto-Dominion Bank	212,849
7,059	UBS AG	149,631
13,982	UniCredit SpA	93,811
12,667	United Overseas Bank Ltd.	217,092
7,598	Westpac Banking Corp.	187,775
		7,534,614
Beverages — 1.8%
1,318	Anheuser-Busch InBev NV	157,781
4,800	Asahi Group Holdings Ltd.	152,735
6,937	Diageo PLC	200,709
2,574	Heineken Holding NV	180,440
1,931	Heineken NV	146,375
11,800	Kirin Holdings Co. Ltd.	162,632
1,512	Pernod Ricard SA	174,438
2,488	SABMiller PLC	129,191
3,500	Suntory Beverage & Food Ltd.	139,479
		1,443,780
Biotechnology — 0.2%
2,315	CSL Ltd.	153,877
Building Materials — 1.0%
2,572	Cie De Saint-Gobain	115,340
4,416	CRH PLC	123,952
1,800	Daikin Industries Ltd.	129,618
391	Geberit AG	130,278
1,646	Holcim Ltd.	121,405
5,400	LIXIL Group Corp.	107,267
24	Sika AG	84,609
		812,469
Chemicals — 4.3%
1,400	Agrium, Inc.	148,389
1,289	Air Liquide SA	162,850
2,080	Akzo Nobel NV	151,184
15,578	Asahi Kasei Corp.	128,044
1,536	BASF SE	134,821
2,770	Brenntag AG	158,645
263	EMS Chemie Holdings	111,048
4,993	Evonik Industires AG	190,298
80	Givaudan SA	138,364
23,115	Israel Chemicals Ltd.	161,464
3,112	Johnson Matthey PLC	148,583
909	Linde AG	171,983

See notes to financial statements.

Compass EMP Funds

Compass EMP International 500   Schedule of Investments — continued

Enhanced Volatility Weighted Fund  June 30, 2015

Shares	Security Description	Value
2,600	Nippon Paint Holdings Co. Ltd.	$73,433
2,165	Nitto Denko Corp.	178,042
2,843	Novozymes A/S — Cl. B	135,007
3,185	OCI NV*	89,912
5,000	Potash Corp. Of Saskatchewan	154,931
2,098	Shin-Etsu Chemical Co. Ltd.	130,325
26,000	Sumitomo Chemical Co. Ltd.	156,429
2,648	Symrise AG	164,160
435	Syngenta AG	176,697
18,838	Toray Industries, Inc.	159,460
2,586	Yara International ASA	134,133
		3,358,202
Commercial Services — 2.8%
1,756	Adecco SA	142,470
6,071	Aggreko PLC	137,298
6,482	Ashtead Group PLC	111,956
4,731	Atlantia SpA	116,749
10,846	Babcock International Group PLC	184,092
22,532	Brambles Ltd.	183,596
7,264	Bunzl PLC	198,412
6,236	Bureau Veritas SA	143,472
8,334	Capita Group PLC	162,150
9,730	Experian PLC	177,230
1,995	Randstad Holding NV	129,765
11,843	Reed Elsevier PLC	192,639
2,500	Secom Co. Ltd.	162,368
73	SGS SA	133,124
		2,175,321
Computers — 1.8%
2,364	Accenture PLC — Cl. A^	228,788
1,822	Atos	135,901
1,573	Cap Gemini SA	139,032
3,600	CGI Group, Inc.*	140,793
18,000	Fujitsu Ltd.	100,705
1,476	Gemalto NV	131,297
1,133	Ingenico Group	132,858
4,200	Nomura Research Institute Ltd.	164,457
3,500	NTT Data Corp.	153,069
1,500	TDK Corp.	114,894
		1,441,794
Cosmetics — 1.0%
2,002	Beiersdorf AG	167,519
3,193	Kao Corp.	148,596
1,012	L'Oreal SA	180,314
6,348	Svenska Cellulosa AB SCA	161,162
4,900	Unicharm Corp.	116,542
		774,133

See notes to financial statements.

Compass EMP Funds

Compass EMP International 500   Schedule of Investments — continued

Enhanced Volatility Weighted Fund  June 30, 2015

Shares	Security Description	Value
Distribution/Wholesale — 1.4%
20,000	Goldin Financial Holdings Ltd.*	$25,746
14,212	ITOCHU Corp.	187,859
5,871	Jardine Cycle & Carriage Ltd.	144,365
136,000	Li & Fung Ltd.	107,887
7,668	Mitsubishi Corp.	168,742
11,854	Mitsui & Co. Ltd.	161,099
5,358	Toyota Tsusho Corp.	143,882
2,953	Wolseley PLC	188,561
		1,128,141
Diversified Financial Services — 2.2%
20,874	Aberdeen Asset Management PLC	132,535
2,860	AerCap Holdings NV*	130,959
15,000	Daiwa Securities Group, Inc.	112,466
2,275	Deutsche Boerse	188,108
6,610	Hong Kong Exchanges & Clearing	233,276
5,100	IGM Financial, Inc.	162,523
2,050	Julius Baer Group Ltd.	114,936
4,097	London Stock Exchange Group	152,601
3,142	Macquarie Group Ltd.	196,602
23,569	Nomura Holdings, Inc.	160,030
7,040	Orix Corp.	104,797
3,163	Schroders PLC	157,878
		1,846,711
Electric — 2.9%
17,282	AGL Energy Ltd.	206,577
42,000	China Resources Power Holding	117,289
33,500	CLP Holdings Ltd.	284,763
33,188	EDP — Energias de Portugal SA	125,842
5,648	Electricite De France	125,792
7,643	Endesa SA	146,096
64,061	Enel Green Power SpA	125,056
23,120	Enel SpA	104,634
8,000	Fortis, Inc.	224,818
6,953	Fortum OYJ	123,421
31,495	Iberdrola SA	211,910
19,000	Power Assets Holdings Ltd.	173,271
1,874	Red Electrica de Espana	150,005
37,109	Terna Spa	163,811
		2,283,285
Electrical Components & Equipment — 0.5%
2,584	Legrand SA	144,913
2,200	Nidec Corp	164,825
1,637	Schneider Electric SE	112,896
		422,634
Electronics — 1.2%
3,002	Hoya Corp.	120,419
197	Keyence Corp.	106,383

See notes to financial statements.

Compass EMP Funds

Compass EMP International 500   Schedule of Investments — continued

Enhanced Volatility Weighted Fund  June 30, 2015

Shares	Security Description	Value
2,680	Kyocera Corp.	$139,400
1,000	Murata Manufacturing Co. Ltd.	174,610
2,500	Omron Corp.	108,722
2,811	Sensata Technologies Holding NV*^	148,252
2,214	TE Connectivity Ltd.^	142,360
		940,146
Energy-Alternate Sources — 0.1%
1,766	Vestas Wind Systems A/S	88,055
Engineering & Construction — 1.7%
3,323	ACS Actividades de Construccion y Servicios SA	106,778
1,566	Aeroports de Paris	176,744
3,493	Bouygues SA	130,445
26,000	Cheung Kong Infrastructure Holdings Ltd.	201,893
8,092	Ferrovial SA	175,269
97,385	Singapore Technologies Engineering Ltd.	238,742
7,021	Skanska AB	142,057
2,132	Vinci SA	123,173
		1,295,101
Entertainment — 0.3%
223,442	Genting Singapore PLC	148,563
1,652	Oriental Landing Co. Ltd.	105,537
		254,100
Food — 4.5%
6,000	Ajinomoto Co., Inc.	130,050
1,664	Aryzta AG	81,999
2,953	Associated British Foods PLC	133,241
1,619	Casino Guichard Perrachon SA	122,508
3	Chocoladefabriken Lindt & Sprungli AG	187,536
3,969	Colruyt SA	177,525
2,724	Danone SA	175,910
2,700	Empire Co. Ltd.	190,274
4,373	ICA Gruppen AB	154,892
7,009	Jeronimo Martins SGPS SA	89,760
2,438	Kerry Group PLC	179,404
10,164	Koninklijke Ahold NV	190,153
900	MEIJI Holdings Co. Ltd.	116,243
6,100	Metro, Inc.	163,800
2,447	Nestle SA	176,561
5,900	Saputo, Inc.	142,785
4,244	Seven & I Holdings Co. Ltd.	182,485
25,152	Tesco PLC	84,019
4,707	Unilever PLC	201,952
6,125	Wesfarmers Ltd.	183,765
102,933	Wilmar International Ltd.	250,814
6,633	Woolworths Ltd.	137,463
1,963	Yakult Honsha Co. Ltd.	116,500
		3,569,639

See notes to financial statements.

Compass EMP Funds

Compass EMP International 500   Schedule of Investments — continued

Enhanced Volatility Weighted Fund  June 30, 2015

Shares	Security Description	Value
Food Service — 0.5%
12,444	Compass Group PLC	$205,935
2,279	Sodexo SA	216,178
		422,113
Forest Products & Paper — 0.1%
5,893	UPM-Kymmene OYJ	104,146
Gas — 1.9%
18,000	Beijing Enterprises Holdings Ltd.	135,477
7,000	Canadian Utilities Ltd.	201,706
56,000	China Gas Holdings Ltd.	89,714
5,789	Enagas SA	157,266
6,982	Gas Natural SDG SA	158,147
110,440	Hong Kong & China Gas Co. Ltd.	231,632
18,576	National Grid PLC	238,574
43,000	Osaka Gas Co. Ltd.	169,884
24,916	Snam SpA	118,422
		1,500,822
Hand/Machine Tools — 0.6%
13,141	Sandvik AB	145,049
968	Schindler Holding AG	158,212
433	SMC Corp.	130,488
		433,749
Healthcare Products — 1.0%
1,272	Essilor International	151,565
2,099	Medtronic PLC	155,536
3,100	Olympus Corp.	107,194
8,116	Smith & Nephew PLC	136,990
908	Sonova Holding AG	122,684
2,000	Sysmex Corp.	119,349
		793,318
Healthcare Services — 0.7%
2,137	Fresenius Medical Care AG & Co. KGaA	176,198
2,857	Fresenius SE & Co. KGaA	183,098
3,401	Ramsay Health Care Ltd.	160,704
		520,000
Holding Companies-Diversified — 1.6%
19,033	Bollore SA	101,207
39,342	China Merchants Holdings International Co. Ltd.	168,733
2,900	Jardine Matheson Holdings Ltd.	164,575
5,300	Jardine Strategic Holdings Ltd.	160,431
30,033	Keppel Corp Ltd.	183,397
74,000	NWS Holdings Ltd.	107,097
19,500	Swire Pacific Ltd.	245,115
24,000	Wharf Holdings Ltd.	159,740
		1,290,295

See notes to financial statements.

Compass EMP Funds

Compass EMP International 500   Schedule of Investments — continued

Enhanced Volatility Weighted Fund  June 30, 2015

Shares	Security Description	Value
Home Builders — 1.0%
15,948	Barratt Developments PLC	$154,017
6,400	Daiwa House Industry Co. Ltd.	149,262
5,033	Persimmon PLC	156,220
11,097	Sekisui House, Ltd.	176,347
55,760	Taylor Wimpey PLC	162,821
		798,667
Home Furnishings — 0.2%
46,000	Haier Electronics Group Co. Ltd.	124,010
Household Products — 0.5%
2,200	Reckitt Benckiser Group PLC	189,749
1,191	Societe BIC SA	189,660
		379,409
Insurance — 7.5%
2,229	ACE Ltd.	226,645
18,273	Aegon NV	134,139
26,800	AIA Group Ltd.	175,438
1,204	Allianz SE	187,306
31,707	AMP Ltd.	146,726
2,122	Aon PLC^	211,521
7,556	Assicurazioni Generali SpA	135,976
19,065	Aviva PLC	147,566
5,906	AXA SA	148,836
22,200	China Taiping Insurance Holdings Co.*	79,750
9,660	CNP Assurances	161,146
7,700	Dai-ichi Life Insurance Co Ltd.	151,476
300	Fairfax Financial Holdings Ltd.	148,013
9,000	Great-West Lifeco, Inc.	262,149
2,132	Hannover Rueck SE	206,056
37,343	Insurance Australia Group Ltd.	160,177
3,100	Intact Financial Corp.	215,532
51,599	Legal & General Group PLC	201,840
9,900	Manulife Financial Corp.	184,074
44,355	Mapfre SA	152,478
968	Muenchener Rueckversicherungs AG	171,396
49,029	Old Mutual PLC	155,264
8,200	Power Corp of Canada	209,812
7,400	Power Financial Corp.	212,640
7,362	Prudential PLC	177,312
11,345	QBE Insuracne Group Ltd	119,215
4,220	Sampo Oyj	198,549
18,394	Standard Life PLC	128,352
5,200	Sun Life Fiancial, Inc.	173,708
20,977	Suncorp Group Ltd.	216,559
2,323	Swiss Re AG	205,482
8,700	T&D Holdings, Inc.	129,792
3,700	Tokio Marine Holdings, Inc.	154,073
584	Zurich Insurance Group AG	177,666
		5,866,664

See notes to financial statements.

Compass EMP Funds

Compass EMP International 500   Schedule of Investments — continued

Enhanced Volatility Weighted Fund  June 30, 2015

Shares	Security Description	Value
Internet — 0.6%
427	Iliad SA	$94,555
6,000	Rakuten, Inc.	96,992
2,843	United Internet AG	126,243
31,900	Yahoo Japan Corp.	128,820
		446,610
Investment Companies — 0.8%
14,024	CK Hutchison Holdings Ltd.	206,038
2,346	Groupe Bruxelles Lambert SA	188,623
2,937	Investment AB Kinnevik	92,710
4,408	Investor AB	163,989
		651,360
Iron/Steel — 0.7%
5,300	JFE Holdings, Inc.	117,694
53,000	Nippon Steel & Sumitomo Metal Corp.	137,515
3,871	Voestalpine AG	160,920
		416,129
Leisure Time — 0.3%
840	Shimano, Inc.	114,673
4,000	Yamaha Motor Co. Ltd.	87,534
		202,207
Lodging — 1.0%
2,757	Accor SA	138,988
11,976	Crown Resorts Ltd.	112,313
19,000	Galaxy Entertainment Group Ltd.	75,729
4,037	InterContinental Hotels Group PLC	162,801
78,000	SJM Holdings Ltd.	84,514
2,407	Whitbread PLC	187,099
		761,444
Machinery Construction & Mining — 0.9%
7,495	ABB Ltd.	156,870
4,894	Atlas Copco AB — Cl. A	136,744
18,699	Hitachi Ltd.	123,325
6,768	Komatsu Ltd.	135,935
11,266	Mitsubishi Electric Corp.	145,695
		698,569
Machinery Diversified — 2.0%
5,473	Alstom SA*	155,111
14,465	CNH Industrial NV^	134,235
630	Fanuc Ltd.	129,162
3,177	GEA Group AG	141,552
3,849	Hexagon AB	139,252
3,632	Kone OYJ	147,223
7,105	Kubota Corp.	112,764
4,604	MAN SE	473,685

See notes to financial statements.

Compass EMP Funds

Compass EMP International 500   Schedule of Investments — continued

Enhanced Volatility Weighted Fund  June 30, 2015

Shares	Security Description	Value
24,000	Mitsubishi Heavy Ind, Ltd.	$146,103
		1,579,087
Media — 1.6%
37,954	ITV PLC	157,055
7,780	Pearson PLC	147,336
2,807	ProSiebenSat. 1 Media AG	138,476
9,700	Shaw Communications, Inc.	211,359
11,871	Sky PLC	193,468
8,162	Vivendi SA	205,643
5,918	Wolters Kluwer NV	175,598
		1,228,935
Metal Fabricate — 0.5%
8,553	Assa Abloy AB	160,796
7,600	NSK Ltd	117,482
6,218	SKF AB	141,611
		419,889
Mining — 1.2%
11,362	Antofagasta PLC	123,121
5,922	BHP Billiton Ltd.	123,138
5,500	First Quantum Minerals Ltd.	71,950
25,222	Glencore PLC	101,198
49,661	Polyus Gold International Ltd.	137,558
3,019	Rio Tinto PLC	124,025
4,400	Silver Wheaton Corp.	76,312
7,225	Sumitomo Metal Mining Co. Ltd.	110,061
5,300	Teck Cominco Ltd.	52,563
		919,926
Miscellaneous Manufacturing — 1.1%
7,772	Alfa Laval AB	136,566
3,847	FUJIFILM Holdings Corp.	137,537
1,490	Siemens AG	149,915
8,267	Smiths Group PLC	146,684
39,000	Toshiba Corp.	134,219
3,025	Wartsila Corp.	141,550
		846,471
Office & Business Equipment — 0.5%
5,516	Canon, Inc.	179,575
14,800	Ricoh Co. Ltd.	153,650
4,600	Seiko Epson Corp.	81,637
		414,862
Oil & Gas — 1.1%
3,100	Canadian Natural Resources Ltd.	84,211
7,800	Encana Corp.	86,042
3,300	Imperial Oil Ltd.	127,554
9,000	Inpex Corp.	102,375
132,000	Kunlun Energy Co. Ltd.	134,339

See notes to financial statements.

Compass EMP Funds

Compass EMP International 500   Schedule of Investments — continued

Enhanced Volatility Weighted Fund  June 30, 2015

Shares	Security Description	Value
17,799	Oil Search Ltd.	$97,553
3,800	Suncor Energy, Inc.	104,718
5,195	Woodside Petroleum Ltd.	136,694
		873,486
Oil & Gas Services — 0.1%
1,625	Technip SA	100,469
Packaging & Containers — 0.2%
14,462	Amcor Ltd.	152,524
Pharmaceuticals — 3.5%
815	Actelion Ltd.	119,179
9,100	Astellas Pharma, Inc.	129,846
910	Bayer AG	127,229
2,875	Chugai Pharmaceutical Co. Ltd.	99,296
10,000	Daiichi Sankyo Co. Ltd.	185,073
2,369	Eisai Co. Ltd.	159,108
7,730	GlaxoSmithKline PLC	160,664
3,196	Hikma Pharmaceuticals PLC	97,091
1,491	Merck KGAA	148,405
9,054	Mitsubishi Tanabe Pharma Corp.	135,814
1,495	Novartis AG	147,263
3,232	Novo Nordisk A/S	175,915
906	Ono Pharmaceutical Co. Ltd.	99,021
4,424	Otsuka Holdings Co. Ltd.	141,168
762	Perrigo Co. PLC	140,841
566	Roche Holding AG	158,516
1,313	Sanofi S.A.	129,021
941	Shire PLC	75,349
2,658	Teva Pharmaceutical Industries Ltd.	157,152
1,956	UCB SA	140,254
		2,726,205
Pipelines — 0.6%
4,600	Inter Pipleine Ltd.	105,760
2,075	Koninklijke Vopak NV	104,595
3,300	Pembina Pipeline Corp.	106,722
3,500	TransCanada Corp.	142,321
		459,398
Real Estate — 3.7%
5,500	Brookfield Asset Management, Inc.	192,278
73,151	CapitaLand Ltd.	190,200
38,000	China Overseas Land & Invest	134,058
38,000	China Resources Land Ltd.	123,275
1,374	Daito Trust Construction Co. Ltd.	142,421
4,758	Deutsche Annington Immobilien SE	134,052
105,874	Global Logistic Properties Ltd.	198,991
58,000	Hang Lung Properties Ltd.	172,445
24,750	Henderson Land Development Co. Ltd.	169,361
23,500	Hongkong Land Holdings Ltd.	192,700
4,773	Mitsubishi Estate Co. Ltd.	102,869

See notes to financial statements.

Compass EMP Funds

Compass EMP International 500   Schedule of Investments — continued

Enhanced Volatility Weighted Fund  June 30, 2015

Shares	Security Description	Value
4,772	Mitsui Fudosan Co. Ltd.	$133,685
179,000	New World Development Co. Ltd.	234,123
98,000	Sino Land Co. Ltd.	163,826
3,564	Sumitomo Realty & Development Co. Ltd.	125,088
13,000	Sun Hung Kai Properties Ltd.	210,613
53,400	Swire Properties Ltd.	170,478
26,000	Wheelock & Co. Ltd.	132,807
		2,923,270
Retail — 3.5%
13,200	Aeon Co. Ltd.	187,485
3,200	Alimentation Couche Tard, Inc. — Cl. B	136,967
123,000	Belle International Holdings Ltd.	141,680
1,600	Canadian Tire Corp. Ltd. Cl. A	171,215
129,400	Chow Tai Fook Jewellery Group Ltd.	139,538
1,327	Cie Financiere Richemont SA	107,877
4,698	Hennes & Mauritz AB	180,605
1,202	HUGO BOSS AG	134,189
4,726	Inditex SA	153,439
749	Kering	133,579
24,800	Kingfisher PLC	135,363
1,537	Lululemon Atheltica, Inc.*^	100,366
2,097	Luxottica Group SpA	139,296
17,868	Marks & Spencer Group PLC	150,516
1,723	Next PLC	201,736
2,000	Nitori Holdings Co. Ltd.	163,165
1,012	Pandora A/S	108,624
272	Swatch Group AG	105,864
5,526	Travis Perkins PLC	183,246
		2,774,750
Semiconductors — 0.7%
6,827	ARM Holdings PLC	111,263
1,052	ASML Holding NV	108,599
82,000	Hanergy Thin Film Power Group Ltd.*	41,357
10,064	Infineon Technologies AG	124,737
857	NXP Semiconductors NV*	84,157
1,500	Tokyo Elctron Ltd.	94,993
		565,106
Software — 1.5%
4,253	Amadeus IT Holding SA — Cl. A	169,341
2,373	Check Point Software Technologies Ltd.*	188,772
400	Constellation Software inc.	158,891
2,446	Dassault Systemes SA	177,650
2,200	Open Text Corp.	89,336
26,954	Sage Group PLC	217,100
2,231	SAP AG	155,526
		1,156,616

See notes to financial statements.

Compass EMP Funds

Compass EMP International 500   Schedule of Investments — continued

Enhanced Volatility Weighted Fund  June 30, 2015

Shares	Security Description	Value
Telecommunications — 5.0%
5,700	BCE, Inc.	$242,374
25,322	BT Group PLC	179,162
10,500	China Mobile Ltd.	134,423
76,000	China Unicom Hong Kong Ltd.	119,599
6,354	Eutelsat Communications SA	204,845
6,001	KDDI CORP.	144,911
4,412	Nippon Telegraph & Telephone	159,900
8,900	NTT DoCoMo, Inc.	170,535
6,835	Orange SA	105,114
4,553	Proximus	160,574
6,500	Rogers Communications, Inc. — Cl. B	230,674
78,769	Singapore Telecommunications Ltd.	246,354
2,175	Softbank Corp.	128,174
320	Swisscom AG	179,241
87,012	Telecom Italia SpA*	110,268
11,898	Telefonaktiebolaget LM Ericsson	123,090
11,646	Telefonica S.A	165,355
2,898	Telenet Group Holding NV*	157,456
7,914	Telenor ASA	172,679
30,588	TeliaSonera AB	179,810
52,945	Telstra Corporation Ltd.	249,891
6,000	Telus Corp.	206,729
45,406	Vodafone Group PLC	164,021
		3,935,179
Transportation — 2.7%
54	AP Moeller — Maersk A/S	97,704
46,280	Aurizon Holdings Ltd.	182,502
2,400	Canadian National Railway	138,621
600	Canadian Pacific Railway Ltd.	96,140
688	Central Japan Railway Co.	124,321
5,116	Deutsche Post AG	149,295
1,900	East Japan Railway Co.	171,005
46,000	Kintetsu Group Holdings Co. Ltd.	156,805
1,188	Kuehne + Nagel International AG	157,596
46,000	MTR Corp. Ltd.	214,199
15,000	Odakyu Electric Railway Co. Ltd.	140,154
23,949	Tokyu Corp.	160,534
3,000	West Japan Railway Co.	192,144
5,500	Yamato Holdings Co. Ltd.	106,534
		2,087,554
Water — 1.0%
86,000	Guangdong Investment Ltd.	120,471
6,407	Severn Trent PLC	209,541
6,496	Suez Environment Co.	120,698
12,605	United Utilities Group PLC	176,705
7,870	Veolia Environnement SA	160,294
		787,709
Total Common Stock (Cost — $75,806,189)		75,553,773
See notes to financial statements.

Compass EMP Funds

Compass EMP International 500   Schedule of Investments — continued

Enhanced Volatility Weighted Fund  June 30, 2015

Shares	Security Description	Value
Rights — 0.0%
Advertising — 0.0%
1,956	Publicis Groupe SA*	$2,219
Banks — 0.0%
644	Banco de Sabadell SA*	1,680
Building Materials — 0.0%
2,572	Cie De Saint-Gobain*	3,067
Distribution/Wholesale — 0.0%
652	Jardine Cycle & Carriage Ltd., Expiration July 15, 2015, Exercise Price 26.00 SGD*	3,439
Software — 0.0%
300	Constellation Software, Inc., Expiration September 15, 2015, Exercise Price 115.00 CAD*	69
Total Rights (Cost — $12,404)		10,474
Short-Term Investment — 3.1%
Money Market Fund — 3.1%
2,427,547	AIM STIT — Liquid Assets Portfolio, Institutional Class, 0.10%**	2,427,547
Total Short-Term Investment (Cost — $2,427,547)
Collateral for Securities Loaned — 1.3%
1,031,493	Mount Vernon Securities Lending Prime Portfolio, 0.24%**	1,031,493
Total Collateral for Securities Loaned (Cost — $1,031,493)
Total Investments — 100.5% (Cost — $79,277,633) (a)		79,023,287
Liabilities in Excess of Other Assets — (0.5)%		(451,369)
NET ASSETS — 100.0%		$78,571,918

*  Non-income producing security.

**  Money market fund; interest rate reflects seven day effective yield on June 30, 2015.

^  All or a portion of this security is on loan. The market value of the loaned securities is $998,547.

PLC — Public limited company.

(a)  Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $79,373,728 and differs from the value by net unrealized appreciation/(depreciation) on securities as follows:

Unrealized appreciation	$4,789,860
Unrealized depreciation	(5,140,301)
Net unrealized depreciation	$(350,441)

See notes to financial statements.

Compass EMP Funds

Compass EMP International 500   Schedule of Investments — continued

Enhanced Volatility Weighted Fund  June 30, 2015

Number of Contracts	Security Description	Underlying Face Amount at Value	Unrealized Appreciation
	Long Futures Contracts — (0.1)%
	Equity Futures — (0.1)%
30	MSCI EAFE Index Mini, September 2015	$2,751,000	$(82,610)
Total Long Futures Contracts		$2,751,000	$(82,610)

Portfolio Composition (Unaudited)*
Japan	19.9%
Britain	12.1%
Canada	9.4%
Hong Kong	9.4%
France	8.9%
Germany	6.1%
Switzerland	5.4%
Australia	4.8%
Sweden	3.7%
Singapore	3.2%
Other Countries	17.1%
Total	100.0%

*  Based on total value of investments.

  Percentages may differ from Schedule of Investments which are based on Fund net assets.

See notes to financial statements.

Compass EMP Funds  Consolidated Schedule of Investments

Compass EMP Commodity Strategies  June 30, 2015

Enhanced Volatility Weighted Fund

Shares or Par Value	Security Description	Value
Mutual Funds — 4.4%
Debt Fund — 4.4%
36,671	Compass EMP Ultra Short-Term Fixed Income Fund, Class I+	$366,705
Total Mutual Funds (Cost — $366,705)
Short-Term Investments — 90.7%
Certificates of Deposit — 9.6%
$400,000	Enbridge Energy Partners, 0.72%, 7/6/15	399,960
400,000	Entergy Corp., 0.93% 7/20/15	399,804
Total Certificates of Deposit (Cost — $799,764)		799,764
Commercial Paper — 68.6%
400,000	Albmarle Corp., 7/6/15	399,950
350,000	Centennial Energy., 7/27/15	349,823
350,000	Coca-Cola Company, 6/6/16	348,011
400,000	Ford Motor Credit Co., 1/4/16	398,646
350,000	Hewlett-Packard, 10/13/15	349,622
400,000	Holcim US Finance Sarl & Cie SCS, 7/1/15	400,000
350,000	JP Morgan Securities LLC, 6/27/16	347,523
350,000	Omnicom Capital, 8/10/15	349,821
350,000	Pall Corp., 8/21/15	349,752
600,000	Romulus Funding Corp., 7/1/15	600,000
400,000	Southwestern Energy Co., 7/7/15	399,937
400,000	Thermo Fisher Scientific, Inc., 10/27/2015	399,261
250,000	Time Warner Cable, Inc., 7/16/15	249,946
400,000	Vodaphone, 3/28/16	397,214
350,000	Wyndham Worldwide Corp., 7/17/15	349,856
Total Commercial Paper (Cost — $5,687,349)		5,689,362
Money Market Fund — 12.5%
669,004	AIM Invesco STIT — Liquid Assets Portfolio, Institutional Class, 0.10%*	669,004
369,456	Fidelity Institutional Money Market Funds — Money Market Portfolio, 0.05%*	369,456
Total Money Market Fund (Cost — $1,038,460)		1,038,460
Total Short-Term Investments (Cost — $7,525,573)		7,527,586
Total Investments — 95.1% (Cost — $7,892,278) (a)		7,894,291
Other Assets Less Liabilities — 4.9%		400,175
NET ASSETS — 100.0%		$8,294,466

+  Affiliated company.

*  Money market fund; interest rate reflects seven day effective yield on June 30, 2015.

(a)  Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $7,892,278 and differs from value by net unrealized appreciation/(depreciation) on securities as follows:

Unrealized appreciation	$2,027
Unrealized depreciation	(14)
Net unrealized appreciation	$2,013

See notes to financial statements.

Compass EMP Funds  Consolidated Schedule of Investments — continued

Compass EMP Commodity Strategies  June 30, 2015

Enhanced Volatility Weighted Fund

Number of Contracts	Security Description	Underlying Face Amount at Value	Unrealized Appreciation
	Long Future Contracts — 0.3%
	Commodity Futures — 0.3%
13	Cocoa, Sep 2015	$424,970	$19,240
4	Coffee, Sep 2015	198,600	(6,863)
5	Copper Future, Sep 2015	326,875	(13,797)
15	Corn Future, Dec 2015	323,625	39,675
12	Cotton, Dec 2015	407,460	15,918
3	Crude Oil Future, Aug 2015	178,410	(3,590)
3	Gasoline RBOB, Aug 2015	258,224	1,134
4	Gold, Aug 2015	468,720	(9,860)
10	Lean Hogs, Aug 2015	297,520	(19,337)
7	Live Cattle, Aug 2015	414,624	(5,070)
9	LME Aluminum, Sep 2015	379,069	(49,163)
8	LME Zinc Future, Sep 2015	399,700	(70,350)
5	Natural Gas Future, Aug 2015	141,500	1,322
3	NY Harbor ULSD Futures, Aug 2015	238,127	(2,625)
3	Silver, Sep 2015	233,700	(6,440)
7	Soybean Future, Nov 2015	363,038	41,963
7	Soybean Meal, Dec 2015	241,780	36,468
17	Soybean Oil Future, Dec 2015	347,514	(1,560)
12	Wheat Future, Sep 2015	369,450	54,288
17	World Sugar #11, Oct 2015	237,429	3,573
Total Long Futures Contracts		$6,250,335	$24,926

See notes to financial statements.

Compass EMP Funds  Consolidated Schedule of Investments

Compass EMP Commodity   June 30, 2015

Strategies Volatility Weighted Fund

Shares or Par Value	Security Description	Value
Mutual Funds — 3.9%
Debt Fund — 3.9%
47,913	Compass EMP Ultra Short-Term Fixed Income Fund, Class I+	$479,132
Total Mutual Funds (Cost — $479,132)
Bonds & Notes — 20.9%
Banks — 7.5%
$250,000	Bank of America Corp., 1.50%, 10/9/15	250,590
150,000	Capital One Financial Corp., 1.00%, 11/6/15	149,786
250,000	ING Bank NV, 2.00%, 9/25/15 — 144A	250,675
200,000	JPMorgan Chase & Co., 6.125%, 6/27/17	216,385
50,000	Morgan Stanley, 4.00%, 7/24/15	50,084
		917,520
Diversified Financial Services — 1.7%
200,000	General Electric Capital Corp., 5.375%, 10/20/16	210,920
Home Furnishings — 1.3%
150,000	Whirlpool Corp., 6.5%, 6/15/16	157,515
Insurance — 6.0%
250,000	AXA Equitable Life Insurance Co., 7.70%, 12/1/15 — 144A	256,365
450,000	White Mountain Insurance Group, 6.375%, 3/20/17 — 144A	473,275
		729,640
Media — 2.1%
250,000	Viacom, Inc., 2.50%, 12/15/16	253,911
Retail — 2.3%
250,000	Macy's Retail Holdings, Inc., 7.45%, 7/15/17	278,825
Total Bonds & Notes (Cost — $2,554,707)		2,548,331
Short-Term Investments — 67.4%
Certificates of Deposit — 9.8%
600,000	Enbridge Energy Partners, 0.72% 7/6/15	599,940
600,000	Entergy Corp., 0.93% 4/17/2015	599,706
Total Certificates of Deposit (Cost — $1,199,646)		1,199,646
Commercial Paper — 46.9%
400,000	Albmarle Corp., 1/26/15	399,950
500,000	Coca-Cola Company, 6/6/16	497,158
600,000	Ford Motor Credit Co., 1/28/15	597,970
500,000	Hewlett-Packard, 10/13/15	499,460
500,000	JP Morgan Securities LLC, 6/27/16	496,461
250,000	Omnicom Capital, 8/10/15	249,872
500,000	Pall Corp., 8/21/15	499,646
400,000	Romulus Funding Corp., 7/1/15	400,000
400,000	Southwestern Energy Co., 7/7/15	399,937
500,000	Thermo Fisher Scientific, Inc., 4/14/2015	499,076
250,000	Time Warner Cable, Inc., 7/16/15	249,946

See notes to financial statements.

Compass EMP Funds  Consolidated Schedule of Investments — continued

Compass EMP Commodity   June 30, 2015

Strategies Volatility Weighted Fund

Shares or Par Value	Security Description	Value
600,000	Vodaphone, 3/28/16	$595,820
350,000	Wyndham Worldwide Corp., 7/17/15	349,857
Total Commercial Paper (Cost — $5,732,315)		5,735,153
Money Market Fund — 10.7%
940,941	AIM STIT — Liquid Assets Portfolio, Institutional Class, 0.10%*	940,941
372,137	Fidelity Institutional Money Market Funds — Money Market Portfolio, 0.05%*	372,137
(Cost — $1,313,078)		1,313,078
Total Short-Term Investments (Cost — $8,245,039)		8,247,877
Total Investments — 92.2% (Cost — $11,278,878) (a)		11,275,340
Other Assets Less Liabilities — 7.8%		951,616
Net Assets — 100.0%		$12,226,956

+  Affiliated company.

*  Money market fund; interest rate reflects seven day effective yield on June 30, 2015.

144A — Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

LLC — Limited liability company.

LP — Limited partnership.

(a)  Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $11,278,878 and differs from value by net unrealized appreciation/(depreciation) on securities as follows:

Unrealized appreciation	$4,129
Unrealized depreciation	(7,667)
Net unrealized depreciation	$(3,538)

Number of Contracts		Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
	Long Futures Contracts — 0.4%
	Commodity Futures — 0.4%
26	Cocoa Sep 2015	$849,940	$39,110
8	Coffee Sep 2015	397,200	(12,825)
12	Copper Future Sep 2015	784,500	(29,353)
30	Corn Future Dec 2015	647,250	79,350
23	Cotton Dec 2015	780,965	30,547
7	Crude Oil Future Aug 2015	416,290	(6,000)
5	Gasoline RBOB Aug 2015	430,374	2,205
8	Gold Aug 2015	937,440	(18,170)
18	Lean Hogs Aug 2015	535,500	(35,563)
14	Live Cattle Aug 2015	829,220	(11,120)
18	LME Aluminum Sep 2015	758,137	(98,325)
15	LME Zinc Future Sep 2015	749,437	(131,906)

See notes to financial statements.

Compass EMP Funds  Consolidated Schedule of Investments — continued

Compass EMP Commodity   June 30, 2015

Strategies Volatility Weighted Fund

Number of Contracts	Security Description	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
11	Natural Gas Future Aug 2015	$311,520	$1,878
6	NY Harbor ULSD Futures Aug 2015	476,255	(5,624)
6	Silver Sep 2015	467,430	(12,755)
13	Soybean Future Nov 2015	674,212	79,363
14	Soybean Meal Dec 2015	483,560	71,892
34	Soybean Oil Future Dec 2015	695,028	(2,292)
23	Wheat Future Sep 2015	708,113	104,088
34	World Sugar #11 Oct 2015	474,858	7,179
Total Long Futures Contracts		$12,407,229	$51,679
	Short Futures Contracts — 0.0%
	Commodity Futures — 0.0%
1	LME Aluminum Sep 2015	42,119	1,931
Total Short Futures Contracts		$42,119	$1,931

See notes to financial statements.

Compass EMP Funds

Compass EMP Market   Schedule of Investments

Neutral Income Fund  June 30, 2015

Shares	Security Description	Value
Common Stock — 85.6%
Aerospace/Defense — 0.5%
18,744	BAE Systems PLC	$132,809
753	Lockheed Martin Corp.	139,983
		272,792
Agriculture — 2.4%
3,242	Altria Group, Inc.	158,566
6,800	British American Tobacco Malaysia Bhd	111,627
2,817	British American Tobacco PLC	151,686
2,697	Imperial Tobacco Group PLC	129,880
135,800	IOI Corp Bhd	146,047
1,390	KT&G Corp.	118,133
2,116	Philip Morris International, Inc.	169,640
3,571	Reynolds American, Inc.	266,611
11,900	Souza Cruz SA	93,995
		1,346,185
Automanufacturers — 0.7%
6,759	Ford Motor Co.	101,453
2,658	General Motors Co.	88,591
1,854	Paccar, Inc.	118,304
11,000	Yulon Nissan Motor Co. Ltd.	111,473
		419,821
Auto Parts & Equipment — 0.4%
98,000	Cheng Shin Rubber Industry Co. Ltd.	216,846
Banks — 7.7%
126,500	AMMB Holdings Bhd	201,947
6,187	Aust and NZ Banking Group Ltd.	152,977
10,201	Banco Bilbao Vizcaya Argentaria SA	100,408
2,511,057	Banco de Chile	275,003
3,887	Banco de Credito e Inversiones	170,739
8,000	Banco do Brasil SA	62,160
3,438,416	Banco Santander Chile	173,638
12,160	Banco Santander SA	85,438
243,000	Bank of China Ltd.	157,681
123,000	Bank of Communications Co. Ltd.	128,011
2,714	Bank Pekao SA	129,786
8,708	Barclays Africa Group Ltd.	131,240
18,631	Caixabank SA	86,598
165,000	China CITIC Bank Corp. Ltd.*	131,356
179,000	China Construction Bank Corp.	163,254
156,000	Chongqing Rural Commercial Bank	124,763
4,686	Columbia Banking System, Inc.	152,482
2,549	Commonwealth Bank of Aust.	166,538
5,888	Fifth Third Bancorp.	122,588
4,594	Glacier Bancorp, Inc.	135,155
17,045	HSBC Holdings PLC	152,635
2,003	JP Morgan Chase & Co.^	135,723

See notes to financial statements.

Compass EMP Funds

Compass EMP Market   Schedule of Investments — continued

Neutral Income Fund  June 30, 2015

Shares	Security Description	Value
84,800	Malayan Banking Bhd	$205,319
5,850	National Australia Bank Ltd.	149,697
1,729	Park National Corp.^	151,063
6,327	Standard Chartered PLC	101,296
5,853	Swedbank AB	136,240
18,790	Valley National Bancorp.^	193,725
2,819	Wells Fargo & Co.	158,541
5,516	Westpac Banking Corp.	135,973
		4,371,974
Beverages — 0.8%
22,100	Ambev SA	135,525
3,745	Coca-Cola Co.	146,917
1,871	Pepsico, Inc.	174,639
		457,081
Biotechnology — 0.1%
13,033	PDL BioPharma, Inc.	83,802
Building Materials — 0.6%
171,000	Asia Cement Corp.	202,096
118,000	Taiwan Cement Corp.	148,888
		350,984
Chemicals — 1.5%
1,981	A Schulman, Inc.	86,609
2,545	Cabot Corp.	94,903
1,938	Dow Chemical Co.^	99,168
2,286	Innophos Holdings, Inc.	120,335
17,857	Israel Chemcials Ltd.	124,683
759	LyondellBasell Industries NV	78,572
4,152	Olin Corp.	111,896
3,900	Potash Corp. of Saskatchewan, Inc.	120,846
		837,012
Coal — 0.2%
48,000	China Shenhua Energy Co., Ltd.	109,302
Commercial Services — 2.3%
5,363	ABM Industries, Inc.	176,282
4,738	Aggreko PLC	106,968
1,497	Capella Education Co.	80,344
16,000	CCR SA	77,063
2,241	Insperity, Inc.	114,067
110,000	Jiangsu Expressway Co., Ltd.	144,292
18,100	Kroton Educational SA	69,241
1,315	Macquarie Infrastructure Corp.	108,658
5,015	McGrath Rent Corp.	152,606
2,973	Rent-A-Center, Inc.	84,285
5,729	Resources Connection, Inc.	92,180
84,000	Zhejiang Expressway Co. Ltd.	116,479
		1,322,465

See notes to financial statements.

Compass EMP Funds

Compass EMP Market   Schedule of Investments — continued

Neutral Income Fund  June 30, 2015

Shares	Security Description	Value
Computers — 1.5%
13,000	Asustek Computer, Inc.	$126,531
3,073	Engility Holdings, Inc.	77,317
819	International Business Machines Corp.	133,218
113,000	Inventec Corp.	78,138
103,000	Lite-On Technology Corp.	120,771
51,000	Quanta Computer, Inc.	120,527
2,560	Science Applications International Corp.	135,296
1,753	Seagate Technology PLC^	83,267
		875,065
Cosmetics/Personal Care — 0.5%
11,500	Natura Cosmeticos SA	102,971
2,333	Procter & Gamble Co.	182,534
		285,505
Distribution/Wholesale — 0.7%
2,498	H&E Equipment Services, Inc.	49,885
11,000	Itochu Corp.	145,344
108,000	Li & Fung Ltd.	85,608
9,200	Mitsui & Co. Ltd.	125,049
		405,886
Diversified Financial Services — 2.0%
15,622	Aberdeen Asset Management PLC	99,089
5,610	Aircastle Ltd.	127,179
1,453	CME Group, Inc.	135,216
3,047	Cohen & Steers, Inc.	103,842
2,615	Greenhill & Co., Inc.	108,078
3,800	IGM Financial, Inc.	121,096
2,333	Macquarie Group Ltd.	145,635
8,457	Manning & Napier, Inc.	84,316
244,000	Mega Financial Holding Co. Ltd.	219,646
		1,144,097
Electric — 11.1%
337,847	AES Gener S.A.	192,292
13,332	AGL Energy Ltd.	159,113
3,257	ALLETE, Inc.	151,092
2,251	Alliant Energy Corp.^	129,928
2,945	Ameren Corp.	110,968
2,399	American Electric Power, Inc.	127,075
4,522	Avista Corp.	138,599
2,819	Black Hills Corp.	123,049
6,944	CEZ AS	161,055
32,000	China Resources Power Holdings Co. Ltd.	89,173
25,500	CLP Holdings Ltd.	216,695
3,960	CMS Energy Corp.	126,086
2,459	Consolidated Edison, Inc.^	142,327
13,621	CPFL Energia SA	83,880
1,841	Dominion Resources, Inc.^	123,108

See notes to financial statements.

Compass EMP Funds

Compass EMP Market   Schedule of Investments — continued

Neutral Income Fund  June 30, 2015

Shares	Security Description	Value
1,638	DTE Energy Co.	$122,260
2,036,000	E.ON Russia JSC	111,219
24,512	EDP — Energias de Portugal SA	93,286
4,363	El Paso Electric Co.	151,222
4,336	Electricite de France SA	96,882
5,619	Empire District Electric Co.	122,494
5,871	Endesa SA	112,313
1,628	Entergy Corp.	114,774
2,671	Eversource Energy	121,290
3,421	Exelon Corp.	107,488
5,584	Fortum OYJ	99,088
76,000	Huaneng Power International, Inc.	105,759
24,095	Iberdrola SA	162,496
3,538	MGE Energy, Inc.	137,027
1,393	NextEra Energy, Inc.	136,556
3,047	NorthWestern Corp.^	148,541
4,040	OGE Energy Corp.	115,423
5,299	Otter Tail Corp.	140,953
2,557	PG&E Corp.^	125,548
22,769	PGE Polska Grupa Energetyczna SA	111,586
2,168	Pinnacle West Capital Corp.	123,338
5,092	PNM Resources, Inc.	125,263
4,717	Portland General Electric Co.^	156,416
2,642	Public Service Enterprise Group, Inc.^	103,778
1,428	Red Electrica de Espana	114,540
2,427	Scana Corp.	122,928
3,405	Southern Co.	142,670
28,641	Terna Rete Elettrica Nazionale SpA	126,501
8,800	Tractebel Energia SA	95,925
1,980	UIL Holdings Corp.	90,724
4,233	WEC Energy Group, Inc.^	190,373
3,818	Westar Energy, Inc.	130,652
3,934	Xcel Energy, Inc.^	126,596
353,100	YTL Power International Bhd.	149,634
		6,309,983
Electrical Components & Equipment — 0.2%
2,187	Emerson Electric Co.	121,225
Electronics — 0.4%
8,298	AVX Corp.	111,691
37,800	Delta Electronics Thailand PCL	101,180
		212,871
Energy-Alternate Source — 0.1%
6,517	FutureFuel Corp.	83,874
Engineering & Construction — 1.3%
2,575	ACS Actividades de Construccion y Servicios SA	82,966
2,730	Bouygues SA	102,517
6,164	Ferrovial SA	133,772
19,400	Grupo Aeroportuario del Pacifico SAB de CV	133,011

See notes to financial statements.

Compass EMP Funds

Compass EMP Market   Schedule of Investments — continued

Neutral Income Fund  June 30, 2015

Shares	Security Description	Value
76,300	Singapore Technologies Engineering Ltd.	$186,918
1,648	Vinci SA	95,539
		734,723
Entertainment — 0.3%
5,687	OPAP SA	48,023
6,686	Speedway Motors, Inc.	151,438
		199,461
Environmental Control — 0.5%
2,039	MSA Safety, Inc.	98,912
4,556	Republic Services, Inc.	178,459
		277,371
Food — 2.6%
2,260	Cal-Maine Foods, Inc.	117,972
3,488	Campbell Soup Co.^	166,203
1,250	Casino Guichard Perrachon SA	94,772
3,042	General Mills, Inc.	169,500
7,826	Koninklijke Ahold NV	146,750
2,019	Pilgrim's Pride Corp.^	46,377
4,513	Snyder's-Lance, Inc.	145,635
4,356	SpartanNash Co.	141,744
3,814	Sysco Corp.	137,685
19,144	Tesco PLC	63,783
4,656	Wesfarmers Ltd.	139,503
5,159	Woolworths Ltd.	106,804
		1,476,728
Food Service — 0.3%
9,247	Compass Group PLC	152,826
Forest Products & Paper — 0.6%
2,212	Neenah Paper, Inc.	130,419
4,843	PH Glatfelter Co.	106,498
4,396	UPM-Kymmene OYJ	77,704
		314,621
Gas — 1.7%
2,541	Atmost Energy Corp.	130,302
5,519	CenterPoint Energy, Inc.	105,027
2,751	Chesapeake Utilities Corp.^	148,141
4,389	Enagas SA	119,345
5,395	Gas Natural SDG SA	122,368
14,008	National Grid PLC	180,313
2,974	Southwest Gas Corp.	158,247
		963,743
Hand/Machine Tools — 0.2%
9,623	Sandvik AB	106,214

See notes to financial statements.

Compass EMP Funds

Compass EMP Market   Schedule of Investments — continued

Neutral Income Fund  June 30, 2015

Shares	Security Description	Value
Healthcare Products — 0.5%
2,376	Baxter International, Inc.	$166,154
6,744	Meridian Bioscience, Inc.^	125,708
		291,862
Healthcare-Services — 0.4%
33,426	Life Healthcare Group Holdings Ltd.	103,284
6,037	Select Medical Holdings Corp.	97,799
		201,083
Holding Companies Diversified — 0.8%
6,614	Imperial Holdings Ltd.	100,970
23,300	Keppel Corp. Ltd.	142,096
59,000	NWS Holdings Ltd.	85,276
338,000	YTL Corp. Bhd	138,781
		467,123
Home Builders — 0.2%
4,517	MDC Holdings, Inc.^	135,374
Household Products/Wares — 0.8%
1,415	Clorox Co.	147,188
60,000	Kimberly-Clark de Mexico SAB de CV	129,950
1,759	WD-40 Co.	153,315
		430,453
Insurance — 5.6%
2,951	American Financial Group, Inc.	191,933
23,760	AMP Ltd.	109,846
3,983	Arthur J Gallagher & Co.	188,396
10,100	BB Seguridade Participacoes SA	111,265
3,498	Cincinnati Financial Corp.^	175,530
3,670	CNA Financial Corp.	140,231
7,099	CNP Assurances	118,681
27,228	Insurance Australia Group Ltd.	116,631
33,528	Mapfre SA	115,746
2,200	Metlife, Inc.	123,178
57,056	MMI Holdings Ltd.	141,819
1,340	Powszechny Zaklad Ubezpieczen SA	154,086
4,738	ProAssurance Corp.	218,943
6,489	Progressive Corp.	180,589
3,369	RLI Corp.^	173,133
2,817	Safety Insurance Group, Inc.^	162,569
15,528	Suncorp Groud Ltd.	160,060
1,718	Swiss Re AG	151,993
6,235	Symetra Financial Corp.	150,700
3,447	WR Berkley Corp.	179,003
427	Zurich Insurance Group AG	129,915
		3,194,247
Internet — 0.1%
4,323	NIC, Inc.	79,024

See notes to financial statements.

Compass EMP Funds

Compass EMP Market   Schedule of Investments — continued

Neutral Income Fund  June 30, 2015

Shares	Security Description	Value
Investment Companies — 2.3%
9,111	Ares Capital Corp.^	$149,967
11,156	CK Hutchison Holdings Ltd.	163,993
20,929	FS Investment Corp.^	205,941
10,239	Hercules Technology Growth Capital, Inc.	118,261
4,883	Main Street Capital Corp.^	155,817
15,664	New Mountain Finance Corp.^	226,971
11,054	Solar Capital Ltd.	198,972
4,938	TPG Specialty Lending, Inc.^	83,946
		1,303,868
Iron/Steel — 1.0%
2,663	Carpenter Technology Corp.^	103,005
6,922	Commercial Metals Co.	111,306
61,595	Eregli Demir ve Celik Fabrikalari TAS	99,734
6,451	Kumba Iron Ore Ltd.	80,220
2,296	Nucor Corp.	101,185
3,111	Worthington Industries, Inc.	93,517
		588,967
Lodging — 0.7%
3,070	InterContinental Hotels Group PLC	123,752
1,579	Las Vegas Sands Corp.	83,008
60,000	SJM Holdings Ltd.	64,866
1,146	Starwood Hotels & Resorts Worldwide, Inc.	92,929
618	Wynn Resorts Ltd.	60,978
		425,533
Machinery — Construction & Mining — 0.4%
5,613	ABB Ltd	117,570
1,294	Caterpillar, Inc.	109,757
		227,327
Machinery — Diversified — 0.5%
3,106	Applied Industrial Technologies, Inc.	123,153
1,616	Deere & Co.^	156,833
		279,986
Media — 1.3%
79,400	BEC World PCL	87,824
4,910	Cablevision Systems Corp.^	117,545
2,551	Meredith Corp.	133,035
7,500	Shaw Communications, Inc.	163,422
2,843	Sinclair Broadcast Group, Inc.^	79,348
6,251	Vivendi SA	158,327
		739,501
Metal Fabricate/Hardware — 0.4%
2,227	RBC Bearings, Inc.*	159,810
2,474	Sun Hydraulics Corp.	94,284
		254,094

See notes to financial statements.

Compass EMP Funds

Compass EMP Market   Schedule of Investments — continued

Neutral Income Fund  June 30, 2015

Shares	Security Description	Value
Mining — 2.2%
8,970	Antofagasta PLC	$97,041
4,186	BHP Billiton Ltd.	85,074
159,500	China Hongqiao Group Ltd.	150,141
19,690	Glencore PLC	78,994
4,601	Globe Specialty Metals, Inc.	81,438
63,000	Jiangxi Copper Co., Ltd.	104,957
2,513	Kaiser Aluminum Corp.^	208,780
419	MMC Norilsk Nickel OJSC	71,398
37,713	Polyus Gold International Ltd.	103,731
2,368	Rio Tinto PLC	97,406
4,100	Teck Resources Ltd.	40,662
344,000	Zijin Mining Group Co., Ltd.	121,072
		1,240,694
Miscellaneous Manufacturing — 1.0%
1,409	American Railcar Industries, Inc.^	68,534
1,405	Eaton Corp PLC	94,824
6,342	General Electric Co.	168,507
4,379	Hillenbrand, Inc.	134,435
4,670	Raven Industries, Inc.^	94,941
		561,241
Office Furnishings — 0.7%
2,234	HNI Corp.	114,269
5,963	Knoll, Inc.	149,254
5,942	Steelcase, Inc.	112,363
		375,886
Office/Business Equipment — 0.2%
4,100	Canon, Inc.	133,057
Oil & Gas — 2.2%
1,605	Bashneft OAO	54,990
1,030	Chevron Corp.	99,364
152,000	China Petroleum & Chemical Corp.	130,408
79,000	CNOOC Ltd.	112,044
112,789	Ecopetrol SA	75,068
1,499	Exxon Mobil Corp.	124,717
840	Helmerich & Payne, Inc.^	59,153
2,677	Marathon Oil Corp.	71,048
1,597	Murphy Oil Corp.^	66,387
3,311	Patterson-UTI Energy, Inc.	62,296
106,000	PetroChina Co Ltd.	118,036
1,022	Phillips 66.	82,332
2,561	Sasol Ltd.	95,073
3,892	Woodside Petroleum Ltd.	102,318
		1,253,234
Oil & Gas Services — 0.9%
1,552	CARBO Ceramics, Inc.^	64,610
50,000	China Oilfield Services Ltd.	79,503

See notes to financial statements.

Compass EMP Funds

Compass EMP Market   Schedule of Investments — continued

Neutral Income Fund  June 30, 2015

Shares	Security Description	Value
2,796	Exterran Holdings, Inc.	$91,289
1,602	National Oilwell Varco, Inc.^	77,344
5,431	RPC, Inc.	75,111
123,500	Sinopec Engineering Group Co. Ltd.	114,258
		502,115
Packaging & Containers — 0.4%
10,990	Amcor Ltd.	115,708
3,434	Greif, Inc.	123,109
		238,817
Pharmaceuticals — 1.6%
2,097	Eli Lilly & Co.	175,079
5,654	Glaxosmithkline PLC	117,539
1,531	Johnson & Johnson	149,211
2,330	Merck & Company, Inc.	132,647
5,143	Owens & Minor, Inc.	174,862
4,767	Pfizer, Inc.	159,838
		909,176
Pipelines — 0.9%
3,300	Inter Pipline Ltd.	75,871
2,394	Kinder Morgan, Inc.	91,906
1,524	ONEOK, Inc.	60,167
2,500	Pembina Pipeline Corp.	80,850
3,259	Spectra Energy Corp.	106,243
2,600	TransCanada Corp.	105,725
		520,762
Real Estate — 1.2%
268,000	Country Garden Holdings Co., Ltd.	117,642
300,000	Evergrande Real Estate Group Ltd.	178,712
2,524	HFF, Inc.^	105,326
140,000	New World Development Co. Ltd.	182,906
168,000	Sino-Ocean Land Holdings Ltd.	126,670
		711,256
Retail — 2.9%
4,511	American Eagle Outfitters, Inc.	77,680
92,000	Belle International Holdings Ltd.	105,924
2,599	Buckle, Inc.^	118,956
3,332	Cato Corp.	129,148
100,400	Chow Tai Fook Jewllery Group Ltd.	108,124
2,059	Coach, Inc.	71,262
1,106	Costco Wholesale Corp.	149,376
18,332	Kingfisher PLC	99,985
1,337	L Brands, Inc.	114,621
1,635	McDonald's Corp.	155,440
1,361	Next PLC	159,223
4,167	Pier 1 Imports, Inc.^	52,629
4,391	Staples, Inc.	67,226

See notes to financial statements.

Compass EMP Funds

Compass EMP Market   Schedule of Investments — continued

Neutral Income Fund  June 30, 2015

Shares	Security Description	Value
160,500	Sun Art Retail Group Ltd.	$144,419
12,920	Truworths International Ltd.	91,148
		1,645,161
Savings & Loans — 1.0%
17,285	Capitol Federal Financial, Inc.	208,111
9,993	New York Community Bancorp, Inc.^	183,672
16,140	Northwest Bancshares, Inc.	206,915
		598,698
Semiconductors — 1.2%
1,896	Analog Devices, Inc.	121,695
2,960	Intel Corp.^	90,028
5,606	Intersil Corp.	70,131
1,543	KLA-Tencor Corp	86,732
1,778	Microchip Technology, Inc.^	84,322
4,124	MKS Instruments, Inc.	156,465
2,007	Xilinx, Inc.	88,629
		698,002
Software — 1.2%
4,015	CA, Inc.	117,599
1,986	Computer Programs & Systems, Inc.^	106,092
4,990	CSG Systems International, Inc.	157,983
2,573	Microsoft Corp.	113,598
3,538	Paychex, Inc.	165,861
		661,133
Telecommunications — 8.3%
5,720	ADTRAN, Inc.	92,950
18,100	Advanced Info Service PCL	128,131
4,400	BCE, Inc.	187,096
3,227	CenturyLink, Inc.^	94,809
334,000	China Communications Services Corp. Ltd.	168,649
140,000	Chunghwa Telecom Co. Ltd.	446,517
3,774	Comtech Telecommunications Corp.	109,635
119,500	DiGi.Com Bhd	169,595
63,000	Far EasTone Telecommunications Co. Ltd.	152,194
10,406	Frontier Communications Corp.^	51,510
76,700	Intouch Holdings PCL	176,770
95,400	Maxis Bhd	160,843
16,380	Mobile TeleSystems OJSC	71,939
6,318	MTN Group Ltd.	118,979
30,743	O2 Czech Republic AS	122,533
43,179	Orange Polska SA	93,455
5,568	Orange SA	85,953
2,360	Philippine Long Distance Telephone Co.	146,986
3,599	Proximus	127,215
4,900	Rogers Communications, Inc.	173,893
59,100	Singapore Telecommunications Ltd.	184,537
84,900	Sistema JSFC	30,152

See notes to financial statements.

Compass EMP Funds

Compass EMP Market   Schedule of Investments — continued

Neutral Income Fund  June 30, 2015

Shares	Security Description	Value
237	Swisscom AG	$132,748
50,000	Taiwan Mobile Co. Ltd.	166,854
90,129	Telecom Egypt Co.	95,248
9,007	Telefonica SA	128,164
5,918	Telenor ASA	129,203
23,322	TeliaSonera AB	137,233
39,499	Telstra Corp Ltd.	186,240
4,600	Telus Corp.	158,492
46,200	Total Access Communication PCL	113,519
13,615	Vodacom Group Ltd.	155,658
34,267	Vodafone Group PLC	125,003
3,480	West Corp.	104,748
		4,727,451
Textiles — 0.2%
1,976	G&K Services, Inc.	136,621
Toys/Games/Hobbies — 0.2%
1,834	Hasbro, Inc.	137,165
Transportation — 0.9%
34,155	Aurizon Holdings Ltd.	134,425
525,100	BTS Group Holdings PCL	155,107
888	Kuehne + Nagel International AG	117,842
1,286	United Parcel Service, Inc.	124,626
		532,000
Trucking & Leasing — 0.4%
1,990	GATX Corp.	105,769
3,112	TAL International Group, Inc.^	98,339
		204,108
Water — 1.8%
341,080	Aguas Andinas SA	193,920
3,132	American States Water Co.	117,105
15,700	Cia de Saneamento Basico do Estado de Sao	82,842
4,794	Severn Trent PLC	156,610
3,522	SJW Corp.	108,090
4,968	Suez Environnement Co.	92,644
9,316	United Utilities Group PLC	130,439
5,927	Veolia Environnement SA	121,210
		1,002,860
Total Common Stock (Cost — $51,195,959)		48,860,336
Exchange Traded Funds — 1.6%
Equity Fund — 1.6%
27,596	iShares MSCI Qatar Capped ETF^	620,496
3,245	iShares MSCI UAE Capped ETF	64,348
10,127	WisdomTree India Earnings Fund	219,452
Total Exchange Traded Funds (Cost — $925,062)		904,296

See notes to financial statements.

Compass EMP Funds

Compass EMP Market   Schedule of Investments — continued

Neutral Income Fund  June 30, 2015

Contracts or Shares	Security Description	Value
Schedule of Call Options on Futures Purchased — 0.0%
36	S & P Mini Futures	$15,300
	Expiration Jul 2015, Exercise Price $2110.00
Total Call Options on Futures Purchased (Cost — $11,250)
Short-Term Investments — 1.1%
Money Market Fund — 1.1%
636,752	AIM STIT — Liquid Assets Portfolio, Institutional Class, 0.10%**	636,752
Total Short Term Investments (Cost — $636,752)
Collateral for Securities Loaned — 9.6%
5,453,065	Mount Vernon Securities Lending Prime Portfolio, 0.24%**	5,453,065
Total Collateral for Securities Loaned (Cost — $5,453,065)
Total Investments — 97.9% (Cost — $58,222,088) (a)		55,869,749
Put Options Written — (1.1)% (Premiums Received — $267,745)		(624,750)
Other Assets Less Liabilities — 3.2%		1,836,418
Net Assets — 100.0%		$57,081,417
Schedule of Put Options on Futures Written — (1.1)%
204	S & P Mini Futures	624,750
	Expiration Jul 2015, Exercise Price $2110.00
Total Put Options on Futures Written (Proceeds — $267,745)

*  Non-income producing security.

**  Money market fund; interest rate reflects seven day effective yield on June 30, 2015.

^  All or a portion of this security is on loan. The market value of the loaned securities is $5,236,470.

LLC — Limited Liability Company.

(a)  Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes (including options on futures written) is $58,224,481 and differs from value by net unrealized appreciation/(depreciation) on securities as follows:

Unrealized appreciation	$1,805,762
Unrealized depreciation	(4,175,794)
Net unrealized depreciation	$(2,370,032)

Number of Contracts		Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
	Long Futures Contracts — (0.2)%
97	CBOE VIX Future, Jan 2015	$1,680,525	$181,875
159	Nasdaq 100 E-Mini, Sep 2015	13,960,995	(291,924)
Total Long Futures Contracts		$15,641,520	$(110,049)

See notes to financial statements.

Compass EMP Funds

Compass EMP Market   Schedule of Investments — continued

Neutral Income Fund  June 30, 2015

Number of Contracts	Security Description	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
	Short Futures Contracts — 2.12%
	Equity Futures — (1.0)%
265	Emerging Market Future, Mar 2015	$12,712,050	$157,675
131	MSCI EAFE Index Mini, Mar 2015	12,012,700	385,140
99	Russell Mini Future, Mar 2015	12,378,960	107,910
291	S&P E-Mini Future, Mar 2015	29,892,975	561,063
Total Short Futures Contracts		$66,996,685	$1,211,788

See notes to financial statements.

Compass EMP Funds

Compass EMP Enhanced   Schedule of Investments

Fixed Income Fund  June 30, 2015

Shares or Par Value	Security Description	Value
Mutual Fund — 3.8%
Debt Fund — 3.8%
84,104	Compass EMP Ultra Short-Term Fixed Income Fund, Class I+	$841,037
Total Mutual Fund (Cost — $841,037)
Bonds & Notes — 14.6%
Banks — 5.3%
$50,000	Capital One Financial Corp., 1.00%, 11/6/15	49,929
500,000	Goldman Sachs Group, Inc., 5.625%, 1/15/17	529,654
600,000	Morgan Stanley, 4.00%, 7/24/15	601,008
		1,180,591
Diversified Financial Services — 2.4%
500,000	General Electric Capital Corp., 5.375%, 10/20/16	527,298
Home Furnishings — 0.7%
150,000	Whirlpool Corp., 6.5%, 6/15/16	157,515
Insurance — 5.7%
1,053,000	AXA Equitable Life Insurance Co., 7.70%, 12/1/15 — 144A	1,079,809
180,000	White Mountains RE Group, 6.375%, 3/20/17 — 144A	189,310
		1,269,119
Media — 0.2%
50,000	Viacom, Inc., 2.50%, 12/15/16	50,782
Retail — 0.3%
50,000	Macy's Retail Holdings, Inc., 7.45%, 7/15/17	55,765
Total Bonds & Notes (Cost — $3,239,716)		3,241,070
Short-Term Investments — 83.6%
Commercial Paper — 56.8%
700,000	Albemarle Corp., 7/6/15	699,913
500,000	AutoNation, Inc., 7/17/15	499,811
500,000	Centennial Energy, 7/27/15	499,747
1,000,000	Coca-Cola Co., 6/6/16	994,317
500,000	Enbridge Energy Partners, 7/6/15	499,950
1,000,000	Entergy Corp., 7/20/15	999,509
900,000	Ford Motor Credit Co. LLC, 1/4/16	896,954
1,000,000	Hewlett-Packard, 10/13/15	998,921
750,000	JP Morgan Securities LLC, 6/27/16	744,692
300,000	Newell Rubbermaid, Inc., 8/11/15	299,727
800,000	Omnicom Capital, 8/10/15	799,591
700,000	Pall Corp., 8/21/15	699,504
1,000,000	Romulus Funding Corp., 7/1/15	1,000,000
925,000	Textron, Inc., 7/16/15	924,800
300,000	Thermo Fisher Scientific, Inc., 7/20/15	299,905
500,000	Time Warner Cable, Inc., 10/27/15	499,076
800,000	Vodaphone, 3/28/16	794,426
500,000	Wyndham Worldwide Corp., 7/17/15	499,795
Total Commercial Paper (Cost — $12,646,362)		12,650,638

See notes to financial statements.

Compass EMP Funds

Compass EMP Enhanced   Schedule of Investments — continued

Fixed Income Fund  June 30, 2015

Shares	Security Description	Value
Money Market Fund — 26.8%
5,965,222	AIM STIT — Liquid Assets Portfolio, Institutional Class, 0.10%*	$5,965,222
	(Cost — $5,965,222)
Total Short-Term Investments (Cost — $18,611,584)		18,615,860
Total Investments — 102.0% (Cost — $22,692,337) (a)		22,697,967
Liabilities in Excess of Other Assets — (2.0)%		(434,285)
Net Assets — 100.0%		$22,263,682

+  Affiliated company.

*  Money market fund; interest rate reflects seven day effective yield on June 30, 2015.

144A — Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

LLC — Limited liability company.

LP — Limited partnership.

PLC — Public limited company.

(a)  Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $22,692,337 and differs from value by net unrealized appreciation/(depreciation) on securities as follows:

Unrealized appreciation	$7,974
Unrealized depreciation	(2,344)
Net unrealized appreciation	$5,630

Number of Contracts		Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
	Long Futures Contracts — (0.0%)
	Fixed Income Futures — (0.0%)
6	2 Year Bond, September 2015	$1,313,628	$938
4	Canadian 10 Year Bond, September 2015	448,612	3,268
5	Euro BOBL Future, September 2015	721,500	2,227
4	Euro-Bund Future, September 2015	677,068	5,312
5	Euro Schatz, September 2015	619,580	384
6	Long Gilt Future, September 2015	1,091,286	(6,538)
10	US 10 Year Future, September 2015	1,261,720	(11,562)
10	US 5 Year Note, September 2015	1,192,580	(1,897)
Total Long Futures Contracts		$7,325,974	$(7,868)
See notes to financial statements.

Compass EMP Funds

Compass EMP Ultra Short-Term   Schedule of Investments

Fixed Income Fund  June 30, 2015

Par Value or Shares	Security Description	Value
Short-Term Investments — 104.9%
Commercial Paper — 93.9%
$700,000	Albmarle Corp., 7/6/15	$699,913
700,000	AutoNation, Inc., 7/17/15	699,736
700,000	Centennial Energy Holdings, Inc., 7/27/15	699,646
700,000	Coca-Cola Co., 6/6/2016	697,229
600,000	Enbridge Energy Partners LP, 7/20/15	599,940
800,000	Entergy Corp., 7/20/15	799,607
650,000	Ford Motor Credit Co., 1/4/16	647,801
700,000	Hewlett-Packard Co., 10/13/15	699,245
700,000	JPMorgan Securities LLC, 6/27/16	695,046
700,000	Kansas City Southern Railway Co., 7/16/15	699,816
700,000	Newell Rubbermaid, Inc., 8/11/15	699,362
700,000	Omnicom Capital, Inc., 8/10/15	699,642
700,000	Pall Corp., 8/21/15	699,504
700,000	Romulus Funding Corp., 7/1/15	700,000
500,000	Southwestern Energy Co., 7/7/15	499,921
700,000	Textron, Inc., 7/20/15	699,778
600,000	Thermo Fisher Scientific, Inc., 10/27/15	598,891
700,000	Time Warner Cable, Inc., 7/16/15	699,848
800,000	Vodafone Group PLC, 3/28/16	794,427
700,000	Wyndham Worldwide Corp., 7/17/15	699,714
Total Commercial Paper (Cost — $13,725,602)		13,729,066
Money Market Fund — 11.0%
1,605,541	AIM STIT — Liquid Assets Portfolio, 0.10%*	1,608,541
	(Cost — $1,608,541)
Total Short-Term Investments (Cost — $15,334,143)		15,337,607
Total Investments — 104.9% (Cost — $15,334,143) (a)		15,337,607
Liabilities in Excess of Other Assets — (4.9)%		(721,433)
Net Assets — 100.0%		$14,616,174

*  Money market fund; interest rate reflects seven day effective yield on June 30, 2015.

LLC — Limited Liability Company

LP — Limited Partnership

PLC — Public Limited Company

(a)  Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $15,334,143. and differs from value by net unrealized appreciation/(depreciation) on securities as follows:

Unrealized appreciation	$3,491
Unrealized depreciation	(27)
Net unrealized appreciation	$3,464

See notes to financial statements.

Compass EMP Funds

Compass EMP Multi-Asset   Schedule of Investments

Balanced Fund  June 30, 2015

Shares	Security Description	Value
Exchange Traded Funds — 14.0%
Equity Funds — 14.0%
1,231	Compass EMP Developed 500 Enhanced Volatility Weighted Index ETF+	$43,725
38,449	Compass EMP US 100 High Dividend Enhanced Volatility Weighted Index ETF+	1,359,941
37,636	Compass EMP US 500 Enhanced Volatility Weighted Index ETF+	1,383,500
56,932	Compass EMP US 500 Volatility Weighted Index ETF+	2,092,820
18,062	Compass EMP US Discovery 500 Enhanced Volatility Weighted Fund ETF+	708,211
Total Exchange Traded Funds (Cost — $5,448,448)		5,588,197
Mutual Funds — 84.2%
Asset Allocation Funds — 31.5%
384,719	Compass EMP Enhanced Fixed Income Fund — Cl. I+	3,801,024
928,402	Compass EMP Market Neutral Income Fund — Cl. I+	8,764,117
		12,565,141
Commodity Funds — 6.0%
138,790	Compass EMP Commodity Strategies Enhanced Volatility Weighted Fund — Cl. I+	1,193,591
169,207	Compass EMP Commodity Strategies Volatility Weighted Fund — Cl. I+	1,192,910
		2,386,501
Equity Funds — 46.7%
109,940	Compass EMP Emerging Market 500 Volatility Weighted Fund — Cl. I+	1,087,310
382,741	Compass EMP International 500 Enhanced Volatility Weighted Fund — Cl. I+	4,336,451
287,193	Compass EMP International 500 Volatility Weighted Fund — Cl. I+	3,282,614
239,498	Compass EMP Long/Short Strategies Fund — Cl. I+	2,727,880
138,530	Compass EMP REC Enhanced Volatility Weighted Fund — Cl. I+	1,576,474
196,791	Compass EMP US 500 Enhanced Volatility Weighted Fund — Cl. I+	2,784,588
151,241	Compass EMP US 500 Volatility Weighted Fund — Cl. I+	2,087,128
51,654	Compass EMP US Small Cap 500 Volatility Weighted Fund — Cl. I+	714,375
		18,596,820
Total Mutual Funds (Cost — $33,705,871)		33,548,462
Short Term Investments — 1.5%
Money Market Fund — 1.5%
613,133	AIM STIT — Liquid Assets Portfolio, 0.10%*	613,133
Total Short-Term Investments (Cost — $613,133)
Total Investments — 99.7% (Cost — $39,767,452) (a)		39,749,792
Other Assets Less Liabilities — 0.3%		77,806
Net Assets — 100.0%		$39,827,598

+  Affiliated company.

*  Money market fund; interest rate reflects seven day effective yield on June 30, 2015.

See notes to financial statements.

Compass EMP Funds

Compass EMP Multi-Asset   Schedule of Investments — continued

Balanced Fund  June 30, 2015

(a)  Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $39,828,362 and differs from the value by net unrealized appreciation/(depreciation) on securities as follows:

Unrealized appreciation	$874,923
Unrealized depreciation	(953,493)
Net unrealized depreciation	$(78,570)

See notes to financial statements.

Compass EMP Funds

Compass EMP Multi-Asset   Schedule of Investments

Growth Fund  June 30, 2015

Shares	Security Description	Value
Exchange Traded Funds — 28.2%
Equity Funds — 28.2%
200	Compass EMP Developed 500 Enhanced Volatility Weighted Index ETF+	$7,104
28,251	Compass EMP US 100 High Dividend Enhanced Volatility Weighted Index ETF+	999,238
27,641	Compass EMP US 500 Enhanced Volatility Weighted Index ETF+	1,016,083
42,678	Compass EMP US 500 Volatility Weighted Index ETF+	1,568,843
13,681	Compass EMP US Discovery 500 Enhanced Volatility Weighted Fund ETF+	536,432
Total Exchange Traded Funds (Cost — $4,042,389)		4,127,700
Mutual Funds — 69.1%
Equity Funds — 69.1%
80,690	Compass EMP Emerging Market 500 Volatility Weighted Fund — Cl. I+	798,020
257,775	Compass EMP International 500 Enhanced Volatility Weighted Fund — Cl. I+	2,920,593
204,909	Compass EMP International 500 Volatility Weighted Fund — Cl. I+	2,342,106
141,212	Compass EMP US 500 Enhanced Volatility Weighted Fund — Cl. I+	1,998,148
110,510	Compass EMP US 500 Volatility Weighted Fund — Cl. I+	1,525,034
37,492	Compass EMP US Small Cap 500 Volatility Weighted Fund — Cl. I+	518,510
Total Mutual Funds (Cost — $9,754,105)		10,102,411
Short-Term Investments — 2.3%
Money Market Fund — 2.3%
343,363	AIM STIT — Liquid Assets Portfolio, 0.10%*	343,363
Total Short-Term Investments (Cost — $343,363)
Total Investments — 99.6% (Cost — $14,139,857) (a)		14,573,474
Other Assets Less Liabilities — 0.4%		41,269
Net Assets — 100.0%		$14,614,743

+  Affiliated company.

*  Money market fund; interest rate reflects seven day effective yield on June 30, 2015.

(a)  Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $14,171,273 and differs from the value by net unrealized appreciation/(depreciation) on securities as follows:

Unrealized appreciation	$511,360
Unrealized depreciation	(109,159)
Net unrealized appreciation	$402,201

See notes to financial statements.

Compass EMP Funds

Compass EMP Alternative   Schedule of Investments

Strategies Fund  June 30, 2015

Shares	Security Description	Value
Exchange Traded Funds — 7.5%
Equity Funds — 7.5%
18,527	Compass EMP Developed 500 Enhanced Volatility Weighted Index ETF+	$658,079
34,836	Compass EMP US 100 High Dividend Enhanced Volatility Weighted Index ETF+	1,232,149
33,471	Compass EMP US 500 Enhanced Volatility Weighted Index ETF+	1,230,394
Total Exchange Traded Funds (Cost — $3,025,964)		3,120,622
Mutual Funds — 90.4%
Asset Allocation Fund — 17.1%
750,256	Compass EMP Market Neutral Income Fund — Cl. I+	7,082,415
Commodity Fund — 20.2%
482,681	Compass EMP Commodity Strategies Enhanced Volatility Weighted Fund — Cl. I+	4,151,057
600,318	Compass EMP Commodity Strategies Volatility Weighted Fund — Cl. I+	4,232,244
		8,383,301
Equity Funds — 53.1%
330,323	Compass EMP International 500 Enhanced Volatility Weighted Fund — Cl. I+	3,742,554
835,310	Compass EMP Long/Short Strategies Fund — Cl. I+	9,514,184
500,491	Compass EMP REC Enhanced Volatility Weighted Fund — Cl. I+	5,695,592
215,277	Compass EMP US 500 Enhanced Volatility Weighted Fund — Cl. I+	3,046,175
		21,998,505
Total Mutual Funds (Cost — $38,086,683)		37,464,221
Short-Term Investments — 1.9%
Money Market Fund — 1.9%
803,652	AIM STIT — Liquid Assets Portfolio, 0.10%*	803,652
Total Short-Term Investments (Cost — $803,652)
Total Investments — 99.8% (Cost — $41,916,299) (a)		41,388,495
Other Assets Less Liabilities — 0.2%		63,159
Net Assets — 100.0%		$41,451,654

+  Affiliated company.

*  Money market fund; interest rate reflects seven day effective yield on June 30, 2015.

(a)  Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $41,937,068 and differs from the value by net unrealized appreciation/(depreciation) on securities as follows:

Unrealized appreciation	$1,192,166
Unrealized depreciation	(1,740,739)
Net unrealized depreciation	$(548,573)

See notes to financial statements.

Statements of Assets and Liabilities

Compass EMP Funds  June 30, 2015

	U.S. 500 Volatility Weighted Fund	U.S. Small Cap 500 Volatility Weighted Fund	International 500 Volatility Weighted Fund	Emerging Market 500 Volatility Weighted Fund	REC Enhanced Volatility Weighted Fund
ASSETS:
Investments, at cost	$34,348,445	$20,328,471	$20,521,600	$20,101,081	$22,836,458
Investments, at value	$38,226,761	$21,523,949	$20,846,340	$19,614,367	$22,840,436
Cash	16,109	—	3,816	2,850	—
Foreign currency (a)	—	—	30,425	143,607	—
Deposit with broker for futures contracts	129,080	157,889	111,406	214,453	62,434
Receivable for securities sold	55,616	—	—	27,023	—
Dividends and interest receivable	37,312	13,936	72,739	44,410	74,128
Receivable for fund shares sold	2,500	332	—	182,782	76,045
Receivable for securities lending income	2,103	—	—	393	—
Futures variation margin receivable	—	—	—	—	—
Due from advisor	—	—	6,534	21,644	—
Prepaid expenses and other assets	13,856	13,228	10,030	10,791	10,736
Total Assets	38,483,337	21,709,334	21,081,290	20,262,320	23,063,779
LIABILITIES:
Securities lending collateral	4,588,811	3,962,477	292,238	—	3,374,508
Payable for securities purchased	—	—	—	92,487	—
Payable for fund shares redeemed	26,571	9,775	6,371	—	13,359
Futures variation margin payable	18,700	4,601	28,780	11,841	25,720
Accrued 12b-1 fees	4,522	4,534	1,601	2,555	2,739
Accrued advisory fees	2,706	2,782	—	—	5,459
Distributions payable	76	—	—	—	—
Accrued expenses and other liabilities	16,098	14,555	25,149	35,150	14,789
Total Liabilities	4,657,484	3,998,724	354,139	142,033	3,436,574
Net Assets	$33,825,853	$17,710,610	$20,727,151	$20,120,287	$19,627,205
NET ASSETS CONSIST OF:
Paid in capital	$27,361,456	$15,821,026	$20,724,189	$21,039,688	$17,656,550
Accumulated net investment income (loss)	5,015	3,832	(28,346)	(4,889)	—
Accumulated net realized gain (loss) from investments, foreign currency transactions and futures contracts	2,599,766	694,875	(261,282)	(399,401)	1,992,347
Net unrealized appreciation (depreciation) on investments and foreign currency translations	3,878,316	1,195,478	321,370	(503,270)	4,028
Net unrealized depreciation on futures contracts	(18,700)	(4,601)	(28,780)	(11,841)	(25,720)
Net Assets	$33,825,853	$17,710,610	$20,727,151	$20,120,287	$19,627,205

(continues on next page)

See notes to financial statements.

Statements of Assets and Liabilities

Compass EMP Funds  June 30, 2015

  (continued)

	U.S. 500 Volatility Weighted Fund	U.S. Small Cap 500 Volatility Weighted Fund	International 500 Volatility Weighted Fund	Emerging Market 500 Volatility Weighted Fund	REC Enhanced Volatility Weighted Fund
Class A
Net Assets	$18,664,826	$11,343,609	$11,347,829	$8,555,286	$8,093,825
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	1,355,068	822,901	993,883	865,643	711,685
Net Asset Value and redemption price per share	$13.77	$13.78	$11.42	$9.88	$11.37
Offering Price Per Share (b)	$14.61	$14.62	$12.12	$10.48	$12.06
Class C
Net Assets	$1,628,510	$2,128,362	$137,808	$1,659,779	$1,454,876
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	119,463	155,310	12,135	169,201	128,501
Net Asset Value, offering price and redemption price per share	$13.63	$13.70	$11.36	$9.81	$11.32
Class I
Net Assets	$13,193,942	$4,132,621	$9,223,006	$9,555,821	$9,804,817
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	956,286	298,756	806,672	966,294	861,889
Net Asset Value, offering price and redemption price per share	$13.80	$13.83	$11.43	$9.89	$11.38
Class T
Net Assets	$338,575	$106,018	$18,508	$349,401	$273,687
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	24,665	7,693	1,623	35,474	24,153
Net Asset Value and redemption price per share	$13.73	$13.78	$11.40	$9.85	$11.33
Offering Price Per Share (b)	$14.23	$14.28	$11.81	$10.21	$11.74
(a) Cost of Foreign Currency	$—	$—	$29,567	$143,993	$—

(b)  There is a maximum front-end sales charge (load) of 5.75% and 3.50% imposed on purchases of Class A shares and Class T shares, respectively.

(c)  Net assets divided by shares outstanding does not equal net asset value per share due to rounding.

See notes to financial statements.

Statements of Assets and Liabilities

Compass EMP Funds  June 30, 2015

	U.S. 500 Enhanced Volatility Weighted Fund	Long/Short Strategies Fund	International 500 Enhanced Volatility Weighted Fund	Commodity Strategies Enhanced Volatility Fund (Consolidated)	Commodity Strategies Volatility Weighted Fund (Consolidated)
ASSETS:
Affiliated investments, at cost	$—	$—	$—	$366,705	$479,132
Unaffiliated investments, at cost	219,305,081	16,403,812	79,277,633	7,525,573	10,799,746
Total investments, at cost	$219,305,081	$16,403,812	$79,277,633	$7,892,278	$11,278,878
Affiliated investments, at value	$—	$—	$—	$366,705	$479,132
Unaffiliated investments, at value	237,909,193	17,349,756	79,023,287	7,527,586	10,796,208
Total investments, at value	$237,909,193	$17,349,756	$79,023,287	$7,894,291	$11,275,340
Cash	101,781	6,763	14,876	—	—
Foreign currency (a)	—	—	48,697	—	—
Receivable for securities lending income	13,913	172	—	—	—
Receivable for securities sold	351,245	23,337	—	—	—
Deposit with broker for futures contracts	422,118	491,067	395,649	723,068	1,116,319
Receivable for fund shares sold	320,346	—	95,737	—	14,495
Dividends and interest receivable	235,404	16,196	238,676	145	24,686
Futures variation margin receivable	—	120,150	—	24,926	53,610
Prepaid expenses and other assets	33,078	4,494	19,561	13,081	11,029
Total Assets	239,387,078	18,011,935	79,836,483	8,655,511	12,495,479
LIABILITIES:
Securities lending collateral	25,991,808	2,480,098	1,031,493	—	—
Payable for securities purchased	—	—	—	349,821	249,872
Payable for fund shares redeemed	269,851	—	77,930	—	7,911
Futures variation margin payable	82,838	—	82,610	—	—
Accrued 12b-1 fees	72,567	768	12,532	—	1,067
Accrued advisory fees	15,120	8,198	8,099	6,903	4,140
Accrued expenses and other liabilities	90,123	9,216	51,901	4,321	5,533
Total Liabilities	26,522,307	2,498,280	1,264,565	361,045	268,523
Net Assets	$212,864,771	$15,513,655	$78,571,918	$8,294,466	$12,226,956

(continues on next page)

See notes to financial statements.

Statements of Assets and Liabilities

Compass EMP Funds  June 30, 2015

  (continued)

	U.S. 500 Enhanced Volatility Weighted Fund	Long/Short Strategies Fund		International 500 Enhanced Volatility Weighted Fund	Commodity Strategies Enhanced Volatility Fund (Consolidated)	Commodity Strategies Volatility Weighted Fund (Consolidated)
NET ASSETS CONSIST OF:
Paid in capital	$189,079,928	$13,950,821		$79,912,866	$9,449,979	$15,683,230
Accumulated net investment income (loss)	31,986	2,069		72,273	(301,779)	(1,548,209)
Accumulated net realized gain (loss) from investments, foreign currency transactions and futures contracts	5,231,583	494,671		(1,066,269)	(880,673)	(1,958,137)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	18,604,112	945,944		(264,342)	2,013	(3,538)
Net unrealized appreciation (depreciation) on futures contracts	(82,838)	120,150		(82,610)	24,926	53,610
Net Assets	$212,864,771	$15,513,655		$78,571,918	$8,294,466	$12,226,956
Class A
Net Assets	$75,399,223	$3,038,728		$21,738,420	$1,733,502	$6,135,127
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	5,329,437	267,471		1,919,451	202,350	874,312
Net Asset Value and redemption price per share	$14.15	$11.36		$11.33	$8.57	$7.02
Offering Price Per Share (b)	$15.01	$12.05		$12.02	$9.09	$7.45
Class C
Net Assets	$56,825,668	$82,846		$7,953,295	$248,220	$224,643
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	4,072,495	7,461		708,971	29,648	32,656
Net Asset Value, offering price and redemption price per share	$13.95	$11.10		$11.22	$8.37	$6.88
Class I
Net Assets	$63,213,099	$12,380,499		$44,460,917	$6,226,515	$5,848,926
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	4,468,080	1,086,872		3,923,803	723,874	830,004
Net Asset Value, offering price and redemption price per share	$14.15	$11.39		$11.33	$8.60	$7.05
Class T
Net Assets	$17,426,781	$11,582		$4,419,286	$86,229	$18,260
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	1,236,601	1,025		391,265	10,157	2,613
Net Asset Value and redemption price per share	$14.09	$11.31	(c)	$11.29	$8.49	$6.99
Offering Price Per Share (b)	$14.60	$11.72		$11.70	$8.80	$7.24
(a) Cost of Foreign Currency	$—	$—		$48,496	$—	$—

(b)  There is a maximum front-end sales charge (load) of 5.75% and 3.50% imposed on purchases of Class A shares and Class T shares, respectively.

(c)  Net assets divided by shares outstanding does not equal net asset value per share due to rounding.

See notes to financial statements.

Statements of Assets and Liabilities

Compass EMP Funds  June 30, 2015

	Market Neutral Income Fund	Enhanced Fixed Income Fund	Ultra Short-Term Fixed Income Fund
ASSETS:
Affiliated investments, at cost	$—	$841,037	$—
Unaffiliated investments, at cost	58,222,088	21,851,300	15,334,143
Total investments, at cost	$58,222,088	$22,692,337	$15,334,143
Affiliated investments, at value	$—	$841,037	$—
Unaffiliated investments, at value	55,869,749	21,856,930	15,337,607
Total investments, at value	$55,869,749	$22,697,967	$15,337,607
Cash	38,658	$—	24
Foreign currency (a)	268,341	—	—
Deposit with broker for futures contracts	5,609,265	343,744	—
Futures variation margin receivable	1,101,739	—	—
Receivable for fund shares sold	48,080	53	—
Receivable for securities sold	164,581	—	—
Dividends and interest receivable	237,107	41,327	171
Due from advisor	4,474	—	—
Receivable for securities lending income	1,600	—	—
Prepaid expenses and other assets	8,252	7,876	4,072
Total Assets	63,351,846	23,090,967	15,341,874
LIABILITIES:
Options on futures written, premiums received	$267,745	—	—
Options on futures written, at value	$624,750	—	—
Securities lending collateral	5,453,065	—	—
Payable for securities purchased	160,591	799,592	699,642
Payable for fund shares redeemed	—	—	18,117
Accrued 12b-1 fees	5,591	—	557
Distributions payable	—	—	436
Futures variation margin payable	—	7,868	—
Accrued advisory fees	—	10,118	1,470
Accrued expenses and other liabilities	26,432	9,707	5,478
Total Liabilities	6,270,429	827,285	725,700
Net Assets	$57,081,417	$22,263,682	$14,616,174
NET ASSETS CONSIST OF:
Paid in capital	$59,934,073	$22,036,453	$14,613,778
Accumulated net investment income (loss)	(23,802)	91,356	(436)
Accumulated net realized gain (loss) from investments, options written and futures contracts	(1,225,342)	220,718	(632)
Net unrealized appreciation (depreciation) on investments, foreign currency translations and options written	(2,705,251)	(76,977)	3,464
Net unrealized appreciation (depreciation) on futures contracts	1,101,739	(7,868)	—
Net Assets	$57,081,417	$22,263,682	$14,616,174
(continues on next page)

See notes to financial statements.

Statements of Assets and Liabilities

Compass EMP Funds  June 30, 2015

  (continued)

	Market Neutral Income Fund	Enhanced Fixed Income Fund	Ultra Short-Term Fixed Income Fund
Class A
Net Assets	$31,312,934	$16,437,624	$4,282,591
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	3,327,185	1,668,428	428,228
Net Asset Value and redemption price per share	$9.41	$9.85	$10.00
Offering Price Per Share (b)	$9.98	$10.45	$10.10
Class C
Net Assets	$384,891	$575,094	$—
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	41,100	59,217	—
Net Asset Value, offering and redemption price per share	$9.36	$9.71	$—
Class I
Net Assets	$25,310,329	$4,970,076	$10,333,583
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	2,680,964	503,123	1,033,198
Net Asset Value, offering price and redemption price per share	$9.44	$9.88	$10.00
Class T
Net Assets	$73,263	$280,888	$—
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	7,797	28,622	—
Net Asset Value and redemption price per share	$9.40	$9.81	$—
Offering Price Per Share (b)	$9.74	$10.17	$—
(a) Cost of Foreign Currency	$263,154	$—	$—

(b)  There is a maximum front-end sales charge (load) of 5.75% and 3.50% imposed on purchases of Class A shares and Class T shares, respectively with the exception of Ultra Short-Term Fixed Income Fund for which Class A shares have a maximum front-end sales charge (load) of 1.00%

See notes to financial statements.

Statements of Assets and Liabilities

Compass EMP Funds  June 30, 2015

	Multi-Asset Balanced Fund	Multi-Asset Growth Fund	Alternative Strategies Fund
ASSETS:
Affiliated investments, at cost	$39,154,319	$13,796,494	$41,112,647
Unaffiliated investments, at cost	613,133	343,363	803,652
Total investments, at cost	$39,767,452	$14,139,857	$41,916,299
Affiliated investments, at value	$39,136,659	$14,230,111	$40,584,843
Unaffiliated investments, at value	613,133	343,363	803,652
Total investments, at value	$39,749,792	$14,573,474	$41,388,495
Cash	180,710	50,956	153,560
Receivable for fund shares sold	40,556	—	14,413
Due from advisor	10,259	—	26,546
Receivable for securities sold	7,260	336	—
Receivable from administrator	224,411	—	—
Prepaid expenses and other assets	17,978	13,979	19,693
Total Assets	40,230,966	14,638,745	41,602,707
LIABILITIES:
Payable for fund shares redeemed	136,370	4,283	115,967
Accrued 12b-1 fees	18,718	7,491	14,493
Payable for securities purchased	6,430	—	—
Due to manager	—	5,637	—
Accrued expenses and other liabilities	241,850	6,591	20,593
Total Liabilities	403,368	24,002	151,053
Net Assets	$39,827,598	$14,614,743	$41,451,654
NET ASSETS CONSIST OF:
Paid in capital	$37,488,940	$12,034,996	$46,102,258
Accumulated net investment income	40,533	—	133,618
Accumulated net realized gain (loss) from investments	2,315,785	2,146,130	(4,256,418)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(17,660)	433,617	(527,804)
Net Assets	$39,827,598	$14,614,743	$41,451,654
Class A
Net Assets	$20,441,356	$6,021,830	$32,275,029
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	1,700,222	509,395	3,182,269
Net Asset Value and redemption price per share	$12.02	$11.82	$10.14
Offering Price Per Share (a)	$12.75	$12.54	$10.76
Class C
Net Assets	$11,977,077	$4,933,593	$6,778,010
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	1,018,852	431,470	688,082
Net Asset Value, offering and redemption price per share	$11.76	$11.43	$9.85
Class T
Net Assets	$7,409,165	$3,659,320	$2,398,615
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	618,870	313,690	239,110
Net Asset Value and redemption price per share	$11.97	$11.67	$10.03
Offering Price Per Share (a)	$12.40	$12.09	$10.39

(a)  There is a maximum front-end sales charge (load) of 5.75% and 3.50% imposed on purchases of Class A shares and Class T shares, respectively.

See notes to financial statements.

Statements of Operations

Compass EMP Funds  For the Year Ended June 30, 2015

	U.S. 500 Volatility Weighted Fund	U.S. Small Cap 500 Volatility Weighted Fund	International 500 Volatility Weighted Fund	Emerging Market 500 Volatility Weighted Fund	REC Enhanced Volatility Weighted Fund
Investment Income:
Dividend income	$749,455	$273,718	$795,987	$511,091	$662,919
Interest income	533	390	317	889	285
Securities lending income	13,134	18,586	630	2,947	5,891
Less: foreign dividend tax withheld	(368)	(33)	(101,969)	(58,132)	—
Total Investment Income	762,754	292,661	694,965	456,795	669,095
Expenses:
Investment advisory fees	341,042	150,478	285,544	204,457	260,040
12b-1 Fees:
Class A	49,043	22,011	30,295	20,853	24,812
Class C	13,090	19,055	1,271	17,225	12,446
Class T	1,703	426	82	1,695	1,245
Administration fees	42,185	25,091	81,949	70,164	20,094
Professional fees	22,833	9,134	15,629	9,672	11,944
Non 12b-1 shareholder servicing fees	19,864	8,642	13,457	9,715	20,166
Registration fees	18,588	17,000	16,702	21,279	20,836
Custody fees	10,254	2,990	74,829	147,967	5,100
Printing expenses	8,509	10,170	3,608	5,451	5,428
Compliance officer fees	4,061	1,619	2,915	1,903	2,335
Insurance expenses	2,919	1,103	2,190	1,164	1,509
Trustees' fees	2,868	2,537	2,644	2,468	2,634
Interest expenses	—	158	416	82	879
Miscellaneous expenses	4,336	3,426	4,393	3,455	4,313
Total Expenses	541,295	273,840	535,924	517,550	393,781
Less: Fees waived and expenses reimbursed by Advisor	(97,927)	(65,552)	(177,626)	(245,843)	(69,609)
Net Expenses	443,368	208,288	358,298	271,707	324,172
Net Investment Income	319,386	84,373	336,667	185,088	344,923
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments and foreign currency transactions	4,544,566	1,243,743	45,968	(55,519)	2,695,691
Net realized gain (loss) on futures contracts	45,967	15,979	(48,553)	(113,560)	3,030
Distribution of realized gains from underlying investment companies	—	1,441	—	—	—
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(2,488,014)	(492,885)	(2,366,407)	(1,778,794)	(1,471,015)
Net change in unrealized appreciation (depreciation) on futures contracts	(30,375)	(11,253)	(29,005)	(9,281)	(29,650)
Net realized and unrealized gain (loss) on investments	2,072,144	757,025	(2,397,997)	(1,957,154)	1,198,056
Net increase (decrease) in net assets resulting from operations	$2,391,530	$841,398	$(2,061,330)	$(1,772,066)	$1,542,979

See notes to financial statements.

Statements of Operations

Compass EMP Funds  For the Year Ended June 30, 2015

	U.S. 500 Enhanced Volatility Weighted Fund	Long/Short Strategies Fund	International 500 Enhanced Volatility Weighted Fund	Commodity Strategies Enhanced Volatility Weighted Fund (Consolidated)	Commodity Strategies Volatility Weighted Fund (Consolidated)
Investment Income:
Dividend income from unaffiliated investments	$3,833,189	$369,377	$2,553,217	$—	$—
Dividend income from affiliated investments	56,873	—	—	2,514	3,130
Interest income	1,786	690	2,596	67,223	101,954
Securities lending income	76,576	5,945	2,216	102	24
Less: foreign dividend tax withheld	(1,506)	(140)	(290,646)	—	—
Total Investment Income	3,966,918	375,872	2,267,383	69,839	105,108
Expenses:
Investment advisory fees	2,468,241	266,132	1,106,024	121,117	128,356
12b-1 fees:
Class A	190,811	8,373	66,135	4,972	11,521
Class C	464,618	731	72,711	1,709	1,997
Class T	75,271	62	19,384	426	91
Administration fees	163,697	28,325	126,837	8,086	12,345
Professional fees	114,073	14,293	48,775	7,652	10,650
Non 12b-1 shareholder servicing fees	98,113	18,376	47,798	7,356	9,942
Registration fees	50,665	7,073	27,626	11,149	15,122
Printing expenses	37,740	1,878	16,066	1,510	2,606
Custody fees	35,806	2,864	117,605	1,128	1,777
Compliance officer fees	20,201	1,817	9,079	1,029	1,193
Insurance expenses	11,644	1,641	5,108	876	1,046
Trustees' fees	5,511	2,572	3,492	2,366	2,418
Interest expense	—	—	2,529	—	—
Miscellaneous expenses	16,416	3,399	8,632	2,123	2,432
Total Expenses	3,752,807	357,536	1,677,801	171,499	201,496
Less: Fees waived and expenses reimbursed by Advisor	(351,266)	(61,653)	(281,326)	(33,501)	(47,451)
Net Expenses	3,401,541	295,883	1,396,475	137,998	154,045
Net Investment Income (Loss)	565,377	79,989	870,908	(68,159)	(48,937)

(continues on next page)

See notes to financial statements.

Statements of Operations

Compass EMP Funds  For the Year Ended June 30, 2015

  (continued)

	U.S. 500 Enhanced Volatility Weighted Fund	Long/Short Strategies Fund	International 500 Enhanced Volatility Weighted Fund	Commodity Strategies Enhanced Volatility Weighted Fund (Consolidated)	Commodity Strategies Volatility Weighted Fund (Consolidated)
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments and foreign currency transactions	$12,097,910	$1,150,216	$(588,066)	$5,522	$(195)
Net realized gain on affiliated investments	648,428	—	—	—	—
Net realized gain (loss) on futures contracts	19,760	(588,778)	(389,657)	(980,936)	(2,452,769)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(1,625,903)	(26,577)	(6,364,230)	(2,756)	(20,886)
Net change in unrealized appreciation (depreciation) on futures contracts	(85,726)	163,875	(83,585)	(88,902)	(189,168)
Net realized and unrealized gain (loss) on investments	11,054,469	698,736	(7,425,538)	(1,067,072)	(2,663,018)
Net increase (decrease) in net assets resulting from operations	$11,619,846	$778,725	$(6,554,630)	$(1,135,231)	$(2,711,955)

See notes to financial statements.

Statements of Operations

Compass EMP Funds  For the Year Ended June 30, 2015

	Market Neutral Income Fund	Enhanced Fixed Income Fund	Ultra Short-Term Fixed Income Fund
Investment Income:
Dividend income from unaffiliated investments	$2,122,889	$—	$—
Dividend income from affiliated investments	—	9,559	—
Interest income	5,134	271,339	121,367
Securities lending income	21,054	134	—
Less: foreign dividend tax withheld	(94,343)	—	—
Total Investment Income	2,054,734	281,032	121,367
Expenses:
Investment advisory fees	449,990	187,223	57,223
12b-1 fees:
Class A	74,681	58,124	12,819
Class C	3,843	4,992	—
Class T	367	1,293	—
Administration fees	74,487	29,727	10,955
Professional fees	34,141	18,642	7,928
Non 12b-1 shareholder servicing fees	23,174	13,578	3,118
Custody fees	16,589	5,015	1,631
Registration fees	12,002	9,723	8,989
Printing expenses	7,520	3,242	2,303
Compliance officer fees	6,142	4,084	1,413
Insurance expenses	4,098	4,266	1,524
Trustees' fees	3,224	2,662	2,475
Miscellaneous expenses	5,971	2,938	1,087
Total Expenses	716,229	345,509	111,465
Less: Fees waived and expenses reimbursed by Advisor	(95,075)	(56,961)	(62,903)
Net Expenses	621,154	288,548	48,562
Net Investment Income (Loss)	1,433,580	(7,516)	72,805
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on unaffiliated investments and foreign currency transactions	1,531,772	23,756	469
Net realized gain from options written	2,378,613	—	—
Net realized gain (loss) from futures contracts	(3,062,586)	1,174,260	—
Net change in unrealized appreciation (depreciation) on unaffiliated investments and foreign currency translations	(3,772,191)	(126,239)	3,464
Net change in unrealized appreciation (depreciation) from options written	(403,293)	—	—
Net change in unrealized appreciation (depreciation) on futures contracts	898,219	(79,063)	—
Net realized and unrealized gain (loss) on investments	(2,429,466)	992,714	3,933
Net increase (decrease) in net assets resulting from operations	$(995,886)	$985,198	$76,738

See notes to financial statements.

Statements of Operations

Compass EMP Funds  For the Year Ended June 30, 2015

	Multi-Asset Balanced Fund	Multi-Asset Growth Fund	Alternative Strategies Fund
Investment Income:
Dividend income from affiliated investments	$2,520,033	$1,307,954	$1,706,311
Interest income	3,283	1,001	837
Total Investment Income	2,523,316	1,308,955	1,707,148
Expenses:
12b-1 fees:
Class A	138,191	65,389	110,296
Class C	136,525	60,132	81,274
Class T	42,479	18,733	12,219
Administration fees	57,159	27,993	41,541
Registration fees	44,347	36,540	44,774
Professional fees	39,489	18,925	29,464
Printing expenses	11,333	6,989	12,767
Custody fees	8,608	4,167	6,184
Non 12b-1 shareholder servicing fees	8,531	2,727	23,122
Compliance officer fees	8,504	4,101	5,557
Insurance expenses	6,613	3,286	4,237
Trustees' fees	3,028	2,595	3,137
Miscellaneous expenses	1,715	2,008	1,976
Total Expenses	506,522	253,585	376,548
Less: Fees waived and expenses reimbursed/recouped by Advisor	—	(21,061)	(36,386)
Net Expenses	506,522	232,524	340,162
Net Investment Income	2,016,794	1,076,431	1,366,986
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on affiliated investments	2,271,821	2,279,404	1,024,311
Net realized gain from trade error (a)	78,604	72,309	—
Distributions of realized gains from affiliated underlying investment companies	1,157,291	1,196,268	229,350
Net change in unrealized appreciation (depreciation) on affiliated investments	(6,668,126)	(5,739,116)	(3,667,693)
Net realized and unrealized loss on investments	(3,160,410)	(2,191,135)	(2,414,032)
Net decrease in net assets resulting from operations	$(1,143,616)	$(1,114,704)	$(1,047,046)

(a)  As a result of trade errors, Multi-Asset Balanced Fund and Multi-Asset Growth Fund experienced losses of $78,604 and $72,309, respectively, all of which was reimbursed by the Adviser.
See notes to financial statements.

Compass EMP Funds  Statements of Changes in Net Assets

	U.S. 500 Volatility Weighted Fund		U.S. Small Cap 500 Volatility Weighted Fund		International 500 Volatility Weighed Fund
	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014
Operations:
Net investment income	$319,386	$321,222	$84,373	$78,843	$336,667	$374,215
Net realized gain (loss) on investments, futures contracts and foreign currency transactions	4,590,533	1,958,921	1,259,722	1,448,563	(2,585)	2,683,633
Distributions of realized gains from underyling investment companies	—	—	1,441	—	—	—
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	(2,518,389)	5,271,567	(504,138)	1,229,679	(2,395,412)	2,384,654
Net increase (decrease) in net assets resulting from operations	2,391,530	7,551,710	841,398	2,757,085	(2,061,330)	5,442,502
Distributions to Shareholders:
Net investment income
Class A	(133,291)	(231,160)	(43,499)	(241,182)	(138,887)	(453,753)
Class C	(1,167)	(3,172)	(361)	(40,724)	(826)	(1,913)
Class I	(177,326)	(392,280)	(44,254)	(433,168)	(192,804)	(831,173)
Class T	(1,534)	(1,919)	(248)	(1,715)	(193)	(173)
Net realized gains
Class A	(1,478,698)	(72,620)	(559,095)	(40,745)	(732,838)	(51,863)
Class C	(105,106)	(1,083)	(163,961)	(7,689)	(7,708)	(180)
Class I	(2,032,582)	(100,345)	(636,483)	(70,088)	(1,348,626)	(87,307)
Class T	(26,775)	(538)	(6,639)	(303)	(1,107)	(22)
Total distributions to shareholders	(3,956,479)	(803,117)	(1,454,540)	(835,614)	(2,422,989)	(1,426,384)

(continues on next page)

See notes to financial statements.

Compass EMP Funds  Statements of Changes in Net Assets

  (continued)

	U.S. 500 Volatility Weighted Fund		U.S. Small Cap 500 Volatility Weighted Fund		International 500 Volatility Weighed Fund
	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014
Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	3,980,121	8,148,526	5,938,819	3,794,251	1,636,734	4,331,470
Class C	1,067,783	975,800	938,606	1,376,676	53,173	139,686
Class I	8,094,474	27,440,535	1,848,237	10,524,231	3,800,503	24,352,475
Class T	1,349	243,555	37,616	29,143	14,473	—
Reinvestment of distributions
Class A	1,308,672	246,923	599,006	281,381	776,057	442,131
Class C	105,475	4,182	163,900	48,159	7,843	2,093
Class I	791,125	79,272	264,873	115,675	271,875	173,633
Class T	7,359	1,127	6,887	2,018	1,300	195
Cost of shares redeemed
Class A	(6,339,349)	(2,922,645)	(2,885,451)	(1,056,692)	(2,755,338)	(1,716,326)
Class C	(347,931)	(235,532)	(528,686)	(155,828)	(50,030)	(29,176)
Class I	(21,575,147)	(5,388,895)	(7,738,144)	(2,914,808)	(14,694,885)	(3,866,471)
Class T	(62)	(1,347)	(690)	(318)	—	(897)
Net increase (decrease) in net assets from share transactions of beneficial interest	(12,906,131)	28,591,501	(1,355,027)	12,043,888	(10,938,295)	23,828,813
Total Increase (Decrease) in Net Assets	(14,471,080)	35,340,094	(1,968,169)	13,965,359	(15,422,614)	27,844,931
Net Assets:
Beginning of year	48,296,933	12,956,839	19,678,779	5,713,420	36,149,765	8,304,834
End of year*	$33,825,853	$48,296,933	$17,710,610	$19,678,779	$20,727,151	$36,149,765
* Includes accumulated net investment income (loss) at end of year	$5,015	$6,898	$3,832	$2,222	$(28,346)	$(84,693)
Share Activity:
Shares Sold
Class A	288,930	635,084	446,025	277,114	143,084	360,080
Class C	76,985	73,817	70,015	102,977	4,429	11,464
Class I	570,110	2,200,482	134,776	706,591	314,519	2,082,296
Class T	95	18,634	2,831	2,083	1,146	—
Shares Reinvested
Class A	99,819	18,956	47,091	20,632	70,482	37,113
Class C	8,154	322	13,039	3,554	719	173
Class I	60,261	6,064	20,774	8,471	24,624	14,535
Class T	564	87	543	148	118	16
Shares Redeemed
Class A	(456,671)	(224,450)	(210,534)	(77,842)	(235,283)	(141,963)
Class C	(24,924)	(17,630)	(39,491)	(11,664)	(3,968)	(2,328)
Class I	(1,574,223)	(410,488)	(579,391)	(213,673)	(1,312,300)	(317,745)
Class T	(4)	(99)	(51)	(23)	—	(73)
Net increase (decrease) in shares of beneficial interest outstanding	(950,904)	2,300,779	(94,373)	818,368	(992,430)	2,043,568

See notes to financial statements.

Compass EMP Funds  Statements of Changes in Net Assets

	Emerging Market 500 Volatility Weighted Fund		REC Enhanced Volatility Weighted Fund		U.S. 500 Enhanced Volatility Weighted Fund
	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014
Operations:
Net investment income	$185,088	$107,220	$344,923	$135,151	$565,377	$345,920
Net realized gain (loss) on investments, futures contracts and foreign currency transactions	(169,079)	(218,940)	2,698,721	48,635	12,766,098	5,087,981
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	(1,788,075)	1,567,657	(1,500,665)	1,450,005	(1,711,629)	18,598,452
Net increase (decrease) in net assets resulting from operations	(1,772,066)	1,455,937	1,542,979	1,633,791	11,619,846	24,032,353
Distributions to Shareholders:
Net investment income
Class A	(78,452)	(49,324)	(133,283)	(55,489)	(194,828)	(492,909)
Class C	(4,683)	(4,382)	(7,944)	—	(4)	(95,705)
Class I	(127,931)	(62,503)	(200,801)	(79,192)	(349,137)	(782,097)
Class T	(2,381)	(816)	(2,895)	(470)	(13,767)	(34,419)
Net realized gains
Class A	—	—	(205,078)	(151,098)	(4,071,390)	(99,499)
Class C	—	—	(26,686)	(9,971)	(2,493,428)	(26,720)
Class I	—	—	(295,953)	(177,610)	(4,174,577)	(126,327)
Class T	—	—	(5,251)	(1,420)	(795,803)	(8,021)
Return of capital
Class A	—	—	—	(22,187)	—	—
Class C	—	—	—	(1,601)	—	—
Class I	—	—	—	(27,336)	—	—
Class T	—	—	—	(304)	—	—
Total distributions to shareholders	(213,447)	(117,025)	(877,891)	(526,678)	(12,092,934)	(1,665,697)

(continues on next page)

See notes to financial statements.

Compass EMP Funds  Statements of Changes in Net Assets

  (continued)

	Emerging Market 500 Volatility Weighted Fund		REC Enhanced Volatility Weighted Fund		U.S. 500 Enhanced Volatility Weighted Fund
	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014
Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	6,212,905	8,942,485	4,276,791	11,118,800	28,739,300	58,167,296
Class C	774,833	1,383,248	824,689	558,009	29,792,498	29,373,290
Class I	14,914,957	9,317,493	2,211,798	17,474,084	40,504,368	96,563,649
Class T	179,627	199,200	103,823	139,352	6,711,098	8,559,904
Reinvestment of distributions
Class A	74,609	44,808	329,945	228,537	4,180,076	577,119
Class C	4,358	4,161	29,990	9,266	2,395,147	117,169
Class I	28,754	8,028	78,205	28,672	2,516,287	228,912
Class T	2,340	815	6,491	1,723	769,769	38,569
Cost of shares redeemed
Class A	(6,622,036)	(3,312,496)	(9,060,098)	(3,034,023)	(34,774,122)	(10,279,037)
Class C	(567,511)	(92,689)	(248,072)	(61,086)	(8,525,272)	(1,299,981)
Class I	(12,457,723)	(2,646,742)	(8,184,745)	(3,337,097)	(72,256,367)	(18,556,354)
Class T	(25,584)	(24,198)	(584)	(933)	(473,385)	(62,540)
Net increase (decrease) in net assets from share transactions of beneficial interest	2,519,529	13,824,113	(9,631,767)	23,125,304	(420,603)	163,427,996
Total Increase (Decrease) in Net Assets	534,016	15,163,025	(8,966,679)	24,232,417	(893,691)	185,794,652
Net Assets:
Beginning of year	19,586,271	4,423,246	28,593,884	4,361,467	213,758,462	27,963,810
End of year*	$20,120,287	$19,586,271	$19,627,205	$28,593,884	$212,864,771	$213,758,462
* Includes accumulated net investment income (loss) at end of year	$(4,889)	$9,755	$—	$—	$31,986	$23,643
Share Activity:
Shares Sold
Class A	608,456	892,514	353,683	1,028,440	2,027,384	4,478,974
Class C	74,788	138,266	69,777	51,379	2,118,573	2,240,819
Class I	1,409,739	933,824	186,116	1,582,263	2,856,136	7,581,379
Class T	16,930	19,521	8,786	12,840	477,128	644,768
Shares Reinvested
Class A	7,528	4,305	27,590	21,088	311,186	44,610
Class C	438	399	2,494	860	180,766	9,111
Class I	2,904	769	6,552	2,629	187,091	17,557
Class T	235	77	541	159	57,581	2,989
Shares Redeemed
Class A	(641,144)	(335,203)	(751,591)	(279,153)	(2,460,365)	(780,801)
Class C	(56,774)	(9,440)	(21,457)	(5,533)	(608,986)	(96,903)
Class I	(1,215,587)	(264,858)	(662,800)	(308,678)	(5,119,562)	(1,413,579)
Class T	(2,535)	(2,548)	(48)	(87)	(33,341)	(4,637)
Net increase (decrease) in shares of beneficial interest outstanding	204,978	1,377,626	(780,357)	2,106,207	(6,409)	12,724,287

See notes to financial statements.

Compass EMP Funds  Statements of Changes in Net Assets

	Long/Short Strategies Fund		International 500 Enhanced Volatility Weighted Fund
	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014
Operations:
Net investment income (loss)	$79,989	$(174,354)	$870,908	$669,403
Net realized gain (loss) on investments, futures contracts and foreign currency transactions	561,438	273,652	(977,723)	5,022,064
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	137,298	939,702	(6,447,815)	6,086,173
Net increase (decrease) in net assets resulting from operations	778,725	1,039,000	(6,554,630)	11,777,640
Distributions to Shareholders:
Net investment income
Class A	(2,458)	—	(206,922)	(775,591)
Class C	—	—	(37,899)	(90,486)
Class I	(77,181)	—	(574,258)	(1,257,140)
Class T	—	—	(30,419)	(37,967)
Net realized gains
Class A	(10,262)	—	(908,002)	(48,251)
Class C	(257)	—	(271,718)	(6,017)
Class I	(62,383)	—	(2,309,234)	(66,840)
Class T	(39)	—	(129,588)	(1,635)
Total distributions to shareholders	(152,580)	—	(4,468,040)	(2,283,927)
Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	85,257	605,952	6,750,567	19,923,245
Class C	61,200	27,067	4,809,809	5,547,029
Class I	211,691	24,050,477	32,773,546	54,512,960
Class T	—	10,979	1,883,373	3,073,613
Reinvestment of distributions
Class A	12,701	—	1,100,420	811,063
Class C	257	—	281,164	87,508
Class I	830	—	658,598	232,366
Class T	39	—	154,275	30,025
Cost of shares redeemed
Class A	(821,334)	(3,262,177)	(15,684,198)	(3,970,718)
Class C	(10,580)	(2,699)	(2,676,007)	(264,316)
Class I	(10,662,099)	(7,136,176)	(39,529,052)	(9,234,554)
Class T	(1,146)	—	(520,938)	(10,294)
Net increase (decrease) in net assets from share transactions of beneficial interest	(11,123,184)	14,293,423	(9,998,443)	70,737,927
Total Increase (Decrease) in Net Assets	(10,497,039)	15,332,423	(21,021,113)	80,231,640
Net Assets:
Beginning of year	26,010,694	10,678,271	99,593,031	19,361,391
End of year*	$15,513,655	$26,010,694	$78,571,918	$99,593,031
* Includes accumulated net investment income (loss) at end of year	$2,069	$(59,714)	$72,273	$(189,499)

(continues on next page)

See notes to financial statements.

Compass EMP Funds  Statements of Changes in Net Assets

  (continued)

	Long/Short Strategies Fund		International 500 Enhanced Volatility Weighted Fund
	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014
Share Activity:
Shares Sold
Class A	7,722	57,091	588,862	1,722,881
Class C	5,599	2,563	414,229	479,259
Class I	18,772	2,231,164	2,733,361	4,752,337
Class T	—	1,021	159,597	257,380
Shares Reinvested
Class A	1,148	—	100,563	70,264
Class C	24	—	26,005	7,598
Class I	74	—	59,884	19,899
Class T	4	—	14,150	2,533
Shares Redeemed
Class A	(73,382)	(306,686)	(1,354,485)	(338,304)
Class C	(968)	(255)	(237,220)	(22,070)
Class I	(947,132)	(664,202)	(3,523,820)	(793,124)
Class T	(100)	—	(46,645)	(863)
Net increase (decrease) in shares of beneficial interest outstanding	(988,239)	1,320,696	(1,065,519)	6,157,790

See notes to financial statements.

Compass EMP Funds  Statements of Changes in Net Assets

	Commodity Strategy Enhanced Volatility Weighted Fund (Consolidated)		Commodity Strategies Volatility Weighted Fund (Consolidated)
	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014
Operations:
Net investment loss	$(68,159)	$(115,223)	$(48,937)	$(55,477)
Net realized gain (loss) on investments and futures contracts	(975,414)	174,626	(2,452,964)	999,985
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(91,658)	170,241	(210,054)	767,930
Net increase (decrease) in net assets resulting from operations	(1,135,231)	229,644	(2,711,955)	1,712,438
Distributions to Shareholders:
Net investment income
Class A	(16,768)	—	(391,394)	—
Class C	(2,261)	—	(24,325)	—
Class I	(101,708)	—	(1,041,101)	—
Class T	(868)	—	(2,034)	—
Total distributions to shareholders	(121,605)	—	(1,458,854)	—
Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	1,249,348	700,157	4,584,183	2,864,053
Class C	263,535	42,943	120,673	117,533
Class I	1,564,741	2,639,630	1,941,743	10,426,235
Class T	6,752	89,197	1,943	1,943
Reinvestment of distributions
Class A	16,843	—	377,710	—
Class C	2,237	—	22,121	—
Class I	4,670	—	69,261	—
Class T	586	—	2,035	—
Cost of shares redeemed
Class A	(1,158,663)	(2,368,925)	(1,649,349)	(2,559,478)
Class C	(55,537)	(2,635)	(38,562)	(12,375)
Class I	(3,785,994)	(7,252,472)	(3,262,731)	(8,098,643)
Class T	(850)	—	(176)	(955)
Net increase (decrease) in net assets from share transactions of beneficial interest	(1,892,332)	(6,152,105)	2,168,851	2,738,313
Total Increase (Decrease) in Net Assets	(3,149,168)	(5,922,461)	(2,001,958)	4,450,751
Net Assets:
Beginning of year	11,443,634	17,366,095	14,228,914	9,778,163
End of year*	$8,294,466	$11,443,634	$12,226,956	$14,228,914
* Includes accumulated net investment loss at end of year	$(301,779)	$(153,407)	$(1,548,209)	$(72,002)

(continues on next page)

See notes to financial statements.

Compass EMP Funds  Statements of Changes in Net Assets

  (continued)

	Commodity Strategy Enhanced Volatility Weighted Fund (Consolidated)		Commodity Strategies Volatility Weighted Fund (Consolidated)
	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014
Share Activity:
Shares Sold
Class A	139,478	74,774	625,522	308,164
Class C	29,932	4,592	15,520	12,282
Class I	176,801	282,813	232,888	1,154,985
Class T	808	9,282	264	203
Shares Reinvested
Class A	1,943	—	51,953	—
Class C	263	—	3,090	—
Class I	537	—	9,501	—
Class T	68	—	281	—
Shares Redeemed
Class A	(132,307)	(254,792)	(210,786)	(273,993)
Class C	(6,555)	(277)	(5,239)	(1,330)
Class I	(438,359)	(768,447)	(433,779)	(852,418)
Class T	(101)	—	(23)	(98)
Net increase (decrease) in shares of beneficial interest outstanding	(227,492)	(652,055)	289,192	347,795

See notes to financial statements.

Compass EMP Funds  Statements of Changes in Net Assets

	Market Neutral Income Fund		Enhanced Fixed Income Fund		Ultra Short-Term Fixed Income Fund
	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014
Operations:
Net investment income (loss)	$1,433,580	$359,379	$(7,516)	$75,647	$72,805	$75,649
Net realized gain (loss) on investments, options written, futures contracts and foreign currency transactions	847,799	(1,259,511)	1,198,016	122,265	469	794
Net change in unrealized appreciation (depreciation) on investments, options written, futures contracts and foreign currency translations	(3,277,265)	1,732,306	(205,302)	1,015,680	3,464	—
Net increase (decrease) in net assets resulting from operations	(995,886)	832,174	985,198	1,213,592	76,738	76,443
Distributions to Shareholders:
Net Investment Income
Class A	(647,928)	(149,677)	—	(16,943)	(17,970)	(21,590)
Class C	(3,157)	(893)	—	—	—	—
Class I	(781,173)	(200,514)	—	(63,119)	(55,135)	(55,440)
Class T	(1,269)	(327)	—	(6)	—	—
In Excess of Net Investment Income
Class A	—	—	(440,028)	—	—	—
Class C	—	—	(5,699)	—	—	—
Class I	—	—	(350,363)	—	—	—
Class T	—	—	(3,558)	—	—	—
Net Realized Gains
Class A	(178,488)	—	—	—	(692)	—
Class C	(3,141)	—	—	—	—	—
Class I	(229,940)	—	—	—	(1,205)	—
Class T	(485)	—	—	—	—	—
Total distributions to shareholders	(1,845,581)	(351,411)	(799,648)	(80,068)	(75,002)	(77,030)

(continues on next page)

See notes to financial statements.

Compass EMP Funds  Statements of Changes in Net Assets

  (continued)

	Market Neutral Income Fund		Enhanced Fixed Income Fund		Ultra Short-Term Fixed Income Fund
	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014
Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	12,414,378	24,907,857	2,661,131	24,205,580	1,071,918	4,329,672
Class C	313,662	141,975	346,409	118,649	—	—
Class I	8,751,686	31,455,908	5,102,824	26,316,552	3,375,297	11,845,054
Class T	1,366	40,568	37,646	145,447	—	—
Reinvestment of distributions
Class A	820,751	149,512	439,981	16,939	17,030	19,955
Class C	4,551	825	5,513	—	—	—
Class I	53,762	10,509	3,572	973	41,056	27,877
Class T	1,754	327	3,128	6	—	—
Cost of shares redeemed
Class A	(9,495,510)	(8,013,742)	(16,837,816)	(31,681,019)	(2,771,343)	(3,545,138)
Class C	(183,385)	(15,570)	(175,886)	(492)	—	—
Class I	(15,797,722)	(7,033,912)	(18,438,629)	(8,529,227)	(3,930,060)	(5,668,473)
Class T	(1,331)	(1,389)	(4,116)	(4,285)	—	—
Net increase (decrease) in net assets from share transactions of beneficial interest	(3,116,038)	41,642,868	(26,856,243)	10,589,123	(2,196,102)	7,008,947
Total Increase (Decrease) in Net Assets	(5,957,505)	42,123,631	(26,670,693)	11,722,647	(2,194,366)	7,008,360
Net Assets:
Beginning of year	63,038,922	20,915,291	48,934,375	37,211,728	16,810,540	9,802,180
End of year*	$57,081,417	$63,038,922	$22,263,682	$48,934,375	$14,616,174	$16,810,540
* Includes accumulated net investment income (loss) at end of year	$(23,802)	$(7,401)	$91,356	$—	$(436)	$(587)
Share Activity:
Shares Sold
Class A	1,298,316	2,554,645	267,756	2,470,997	107,192	432,969
Class C	32,650	14,810	35,330	12,163	—	—
Class I	907,734	3,206,934	515,488	2,694,694	337,530	1,184,505
Class T	145	4,213	3,810	14,843	—	—
Shares Reinvested
Class A	86,184	15,227	44,353	1,733	1,703	1,996
Class C	479	85	562	—	—	—
Class I	5,610	1,076	360	99	4,106	2,788
Class T	184	33	316	1	—	—
Shares Redeemed
Class A	(995,644)	(822,131)	(1,688,141)	(3,220,193)	(277,134)	(354,514)
Class C	(19,438)	(1,604)	(17,915)	(50)	—	—
Class I	(1,648,648)	(718,805)	(1,843,022)	(864,646)	(393,007)	(566,847)
Class T	(139)	(144)	(417)	(436)	—	—
Net increase (decrease) in shares of beneficial interest outstanding	(332,567)	4,254,339	(2,681,520)	1,109,205	(219,610)	700,897

See notes to financial statements.

Compass EMP Funds  Statements of Changes in Net Assets

	Multi-Asset Balanced Fund			Multi-Asset Growth Fund
	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014(a)	For the Year Ended November 30, 2013	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014(a)	For the Year Ended November 30, 2013
Operations:
Net investment income	$2,016,794	$1,093,992	$211,099	$1,076,431	$1,093,538	$301,152
Net realized gain on investments, trade errors, futures contracts and foreign currency transactions	2,350,425	436,708	7,458,859	2,351,713	471,611	8,605,124
Distributions of realized gains from from underlying investment companies	1,157,291	4,298	—	1,196,268	2,959	—
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	(6,668,126)	3,485,078	237,085	(5,739,116)	2,390,093	1,880,119
Net increase (decrease) in net assets resulting from operations	(1,143,616)	5,020,076	7,907,043	(1,114,704)	3,958,201	10,786,395
Distributions to Shareholders:
Net Investment Income
Class A	(1,645,058)	—	(2,672,969)	(925,806)	(1,085,730)	—
Class C	(181,327)	—	(735,234)	(95,166)	(104,872)	—
Class T	(149,876)	—	(410,692)	(77,594)	(85,965)	—
Net realized gains
Class A	(918,033)	(5,092,004)	(1,104,099)	(1,455,357)	(5,990,425)	—
Class C	(163,018)	(1,107,628)	(53,046)	(223,777)	(823,835)	—
Class T	(97,782)	(680,225)	(68,228)	(136,416)	(514,682)	—
Total distributions to shareholders	(3,155,094)	(6,879,857)	(5,044,268)	(2,914,116)	(8,605,509)	—

(continues on next page)

See notes to financial statements.

Compass EMP Funds  Statements of Changes in Net Assets

  (continued)

	Multi-Asset Balanced Fund			Multi-Asset Growth Fund
	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014(a)	For the Year Ended November 30, 2013	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014(a)	For the Year Ended November 30, 2013
Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	9,394,351	10,876,849	62,488,448	2,162,148	3,657,935	31,589,743
Class C	1,411,605	927,874	1,760,046	430,030	1,571,681	830,245
Class T	373,713	628,912	1,051,841	396,689	750,897	974,678
Reinvestment of distributions
Class A	2,528,227	4,945,163	3,681,304	2,363,795	6,984,467	—
Class C	309,236	996,710	716,908	300,169	871,195	—
Class T	235,462	667,561	471,375	168,065	493,374	—
Cost of shares redeemed
Class A	(70,505,130)	(9,266,148)	(78,333,920)	(39,163,962)	(9,404,114)	(42,871,637)
Class C	(3,809,710)	(3,367,558)	(11,312,524)	(2,347,213)	(822,814)	(3,634,346)
Class T	(2,303,207)	(2,175,298)	(4,955,658)	(663,916)	(537,787)	(1,565,679)
Net increase (decrease) in net assets from share transactions of beneficial interest	(62,365,453)	4,234,065	(24,432,180)	(36,354,195)	3,564,834	(14,676,996)
Total Increase (Decrease) in Net Assets	(66,664,163)	2,374,284	(21,569,405)	(40,383,015)	(1,082,474)	(3,890,601)
Net Assets:
Beginning of period	106,491,761	104,117,477	125,686,882	54,997,758	56,080,232	59,970,833
End of period*	$39,827,598	$106,491,761	$104,117,477	$14,614,743	$54,997,758	$56,080,232
* Includes accumulated net investment income at end of period	$40,533	$—	$—	$—	$—	$15,147
Share Activity:
Shares Sold
Class A	769,721	902,220	5,004,205	178,252	303,139	2,356,396
Class C	117,679	77,565	146,022	36,830	134,312	66,379
Class T	30,827	52,377	86,150	33,186	63,394	77,757
Shares Reinvested
Class A	213,713	422,303	304,336	207,169	610,530	—
Class C	26,636	86,670	60,133	27,091	78,274	—
Class T	19,954	57,154	39,076	14,900	43,584	—
Shares Redeemed
Class A	(5,914,952)	(766,908)	(6,294,256)	(3,393,521)	(739,519)	(3,212,939)
Class C	(321,052)	(285,215)	(937,191)	(201,619)	(70,579)	(295,636)
Class T	(190,273)	(179,989)	(403,323)	(56,608)	(45,441)	(122,678)
Net increase (decrease) in shares of beneficial interest outstanding	(5,247,747)	366,177	(1,994,848)	(3,154,320)	377,694	(1,130,721)

(a)  Represents the period December 1, 2013 to June 30, 2014.
See notes to financial statements.

Compass EMP Funds  Statements of Changes in Net Assets

	Alternative Strategies Fund
	For the Year Ended June 30, 2015	For the Period Ended June 30, 2014(a)	For the Year Ended November 30, 2013
Operations:
Net investment income (loss)	$1,366,986	$346,815	$(362,510)
Net realized gain on investments and futures contracts	1,024,311	495,689	5,029,602
Distributions of realized gains from from underlying investment companies	229,350	4,395	—
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(3,667,693)	2,262,617	(509,434)
Net increase (decrease) in net assets resulting from operations	(1,047,046)	3,109,516	4,157,658
Distributions to Shareholders:
Net Investment Income
Class A	(1,064,520)	—	—
Class C	(117,166)	—	—
Class T	(52,030)	—	—
Total distributions to shareholders	(1,233,716)	—	—
Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	6,399,681	3,572,975	9,971,959
Class C	241,313	329,463	754,433
Class T	194,252	184,733	291,516
Reinvestment of distributions
Class A	868,041	—	—
Class C	109,675	—	—
Class T	47,570	—	—
Cost of shares redeemed
Class A	(24,162,522)	(14,191,626)	(73,271,483)
Class C	(2,811,195)	(4,117,702)	(12,765,923)
Class T	(287,909)	(336,471)	(1,733,038)
Net decrease in net assets from share transactions of beneficial interest	(19,401,094)	(14,558,628)	(76,752,536)
Total Decrease in Net Assets	(21,681,856)	(11,449,112)	(72,594,878)
Net Assets:
Beginning of period	63,133,510	74,582,622	147,177,500
End of period*	$41,451,654	$63,133,510	$74,582,622
* Includes accumulated net investment income (loss) at end of period	$133,618	$(210,183)	$(703,129)
(continues on next page)

See notes to financial statements.

Compass EMP Funds  Statements of Changes in Net Assets

  (continued)

	Alternative Strategies Fund
	For the Year Ended June 30, 2015	For the Period Ended June 30, 2014(a)	For the Year Ended November 30, 2013
Share Activity:
Shares Sold
Class A	621,199	351,172	1,010,005
Class C	24,072	33,250	78,179
Class T	19,059	17,915	29,697
Shares Reinvested
Class A	85,774	—	—
Class C	11,112	—	—
Class T	4,747	—	—
Shares Redeemed
Class A	(2,344,462)	(1,395,626)	(7,415,927)
Class C	(280,419)	(415,981)	(1,320,389)
Class T	(28,125)	(33,442)	(177,222)
Net decrease in shares of beneficial interest outstanding	(1,887,043)	(1,442,712)	(7,795,657)

(a)  Represents the period December 1, 2013 to June 30, 2014.

See notes to financial statements.

Compass EMP Funds  Financial Highlights

Selected data based on a share outstanding throughout each period

	Compass EMP U.S. 500 Volatility Weighted Fund
	Class A
	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Period Ended June 30, 2013[1]
Net Asset Value, Beginning of Period	$14.17	$11.72	$10.00
Income from Investment Operations:
Net investment income[2]	0.10	0.08	0.06
Net realized and unrealized gain on investments	0.71	2.59	1.72
Total from Investment Operations	0.81	2.67	1.78
Less Distributions:
From net investment income	(0.10)	(0.17)	(0.06)
From net realized gains on investments	(1.11)	(0.05)	—
Total Distributions	(1.21)	(0.22)	(0.06)
Net Asset Value, End of Period	$13.77	$14.17	$11.72
Total Return[3]	6.18%	23.00%	17.86%[4]
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)	$18,665	$20,163	$11,641
Ratios to average net assets:
Expenses, before waiver/reimbursement	1.40%	1.34%	1.63%[5]
Expenses, net waiver/reimbursement	1.18%	1.20%	1.20%[5]
Net investment income, before waiver/reimbursement	0.45%	0.51%	0.49%[5]
Net investment income, net waiver/reimbursement	0.67%	0.65%	0.92%[5]
Portfolio turnover rate	34.32%	34.08%	14.88%[4]

1  The Compass EMP U.S. 500 Volatility Weighted Fund Class A commenced operations on November 19, 2012.

2  Per share amounts calculated using average shares method.

3  Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions and does not reflect the impact of sales loads on Class A shares. Total return would have been higher or lower if certain expenses had not been reimbursed or waived.

4  Not annualized.

5  Annualized.

See notes to financial statements.

Compass EMP Funds  Financial Highlights — continued

Selected data based on a share outstanding throughout each period

	Compass EMP U.S. 500 Volatility Weighted Fund
	Class C
	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Period Ended June 30, 2013[1]
Net Asset Value, Beginning of Period	$14.06	$11.68	$10.00
Income from Investment Operations:
Net investment income (loss)[2]	(0.00)[3]	(0.01)	0.01
Net realized and unrealized gain on investments	0.69	2.57	1.72
Total from Investment Operations	0.69	2.56	1.73
Less Distributions:
From net investment income	(0.01)	(0.13)	(0.05)
From net realized gains on investments	(1.11)	(0.05)	—
Total Distributions	(1.12)	(0.18)	(0.05)
Net Asset Value, End of Period	$13.63	$14.06	$11.68
Total Return[4]	5.36%	22.13%	17.28%[5]
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)	$1,629	$833	$32
Ratios to average net assets:
Expenses, before waiver/reimbursement	2.15%	2.09%	2.38%[6]
Expenses, net waiver/reimbursement	1.93%	1.95%	1.95%[6]
Net investment loss, before waiver/reimbursement	(0.26)%	(0.24)%	(0.30)%[6]
Net investment income (loss), net waiver/reimbursement	(0.04)%	(0.10)%	0.13%[6]
Portfolio turnover rate	34.32%	34.08%	14.88%[5]

1  The Compass EMP U.S. 500 Volatility Weighted Fund Class C commenced operations on November 19, 2012.

2  Per share amounts calculated using average shares method.

3  Amount is less than $0.01 per share.

4  Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions. Total return would have been higher or lower if certain expenses had not been reimbursed or waived.

5  Not annualized.

6  Annualized.

See notes to financial statements.

Compass EMP Funds  Financial Highlights — continued

Selected data based on a share outstanding throughout each period

	Compass EMP U.S. 500 Volatility Weighted Fund
	Class I
	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Period Ended June 30, 2013[1]
Net Asset Value, Beginning of Period	$14.19	$11.73	$10.00
Income from Investment Operations:
Net investment income[2]	0.13	0.12	0.07
Net realized and unrealized gain on investments	0.72	2.59	1.73
Total from Investment Operations	0.85	2.71	1.80
Less Distributions:
From net investment income	(0.13)	(0.20)	(0.07)
From net realized gains on investments	(1.11)	(0.05)	—
Total Distributions	(1.24)	(0.25)	(0.07)
Net Asset Value, End of Period	$13.80	$14.19	$11.73
Total Return[3]	6.51%	23.36%	18.07%[4]
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)	$13,194	$26,962	$1,221
Ratios to average net assets:
Expenses, before waiver/reimbursement	1.15%	1.09%	1.38%[5]
Expenses, net waiver/reimbursement	0.93%	0.95%	0.95%[5]
Net investment income, before waiver/reimbursement	0.70%	0.76%	0.53%[5]
Net investment income, net waiver/reimbursement	0.92%	0.90%	0.96%[5]
Portfolio turnover rate	34.32%	34.08%	14.88%[4]

1  The Compass EMP U.S. 500 Volatility Weighted Fund Class I commenced operations on November 19, 2012.

2  Per share amounts calculated using average shares method.

3  Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions. Total return would have been higher or lower if certain expenses had not been reimbursed or waived.

4  Not annualized.

5  Annualized.

See notes to financial statements.

Compass EMP Funds  Financial Highlights — continued

Selected data based on a share outstanding throughout each period

	Compass EMP U.S. 500 Volatility Weighted Fund
	Class T
	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Period Ended June 30, 2013[1]
Net Asset Value, Beginning of Period	$14.13	$11.70	$10.00
Income from Investment Operations:
Net investment income[2]	0.06	0.05	0.05
Net realized and unrealized gain on investments	0.71	2.58	1.71
Total from Investment Operations	0.77	2.63	1.76
Less Distributions:
From net investment income	(0.06)	(0.15)	(0.06)
From net realized gains on investments	(1.11)	(0.05)	—
Total Distributions	(1.17)	(0.20)	(0.06)
Net Asset Value, End of Period	$13.73	$14.13	$11.70
Total Return[3]	5.95%	22.71%	17.67%[4]
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)	$339	$339	$63
Ratios to average net assets:
Expenses, before waiver/reimbursement	1.65%	1.59%	1.88%[5]
Expenses, net waiver/reimbursement	1.43%	1.45%	1.45%[5]
Net investment income, before waiver/reimbursement	0.20%	0.25%	0.25%[5]
Net investment income, net waiver/reimbursement	0.42%	0.39%	0.68%[5]
Portfolio turnover rate	34.32%	34.08%	14.88%[4]

1  The Compass EMP U.S. 500 Volatility Weighted Fund Class T commenced operations on November 19, 2012.

2  Per share amounts calculated using average shares method.

3  Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions and does not reflect the impact of sales loads on Class T shares. Total return would have been higher or lower if certain expenses had not been reimbursed or waived.

4  Not annualized.

5  Annualized.

See notes to financial statements.

Compass EMP Funds  Financial Highlights

Selected data based on a share outstanding throughout each period

	Compass EMP U.S. Small Cap 500 Volatility Weighted Fund
	Class A
	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Period Ended June 30, 2013[1]
Net Asset Value, Beginning of Period	$14.26	$12.14	$10.00
Income from Investment Operations:
Net investment income[2]	0.07	0.06	0.05
Net realized and unrealized gain on investments	0.65	2.80	2.15
Total from Investment Operations	0.72	2.86	2.20
Less Distributions:
From net investment income	(0.07)	(0.63)	(0.06)
From net realized gains on investments	(1.13)	(0.11)	—
Total Distributions	(1.20)	(0.74)	(0.06)
Net Asset Value, End of Period	$13.78	$14.26	$12.14
Total Return[3]	5.81%	23.88%	22.04%[4]
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)	$11,344	$7,705	$3,889
Ratios to average net assets:
Expenses, before waiver/reimbursement	1.59%	1.65%	2.20%[5]
Expenses, net waiver/reimbursement	1.23%	1.25%	1.25%[5]
Net investment income (loss), before waiver/reimbursement	0.12%	0.01%	(0.22)%[5]
Net investment income, net waiver/reimbursement	0.48%	0.41%	0.73%[5]
Portfolio turnover rate	53.28%	69.43%	25.25%[4]

1  The Compass U.S. Small Cap 500 Volatility Weighted Fund Class A commenced operations on November 19, 2012.

2  Per share amounts calculated using average shares method.

3  Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions and does not reflect the impact of sales loads on Class A shares. Total return would have been higher or lower if certain expenses had not been reimbursed or waived.

4  Not annualized.

5  Annualized.

See notes to financial statements.

Compass EMP Funds  Financial Highlights — continued

Selected data based on a share outstanding throughout each period

	Compass EMP U.S. Small Cap 500 Volatility Weighted Fund
	Class C
	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Period Ended June 30, 2013[1]
Net Asset Value, Beginning of Period	$14.18	$12.09	$10.00
Income (Loss) from Investment Operations:
Net investment loss[2]	(0.03)	(0.04)	(0.04)
Net realized and unrealized gain on investments	0.68	2.82	2.17
Total from Investment Operations	0.65	2.78	2.13
Less Distributions:
From net investment income	(0.00)[3]	(0.58)	(0.04)
From net realized gains on investments	(1.13)	(0.11)	—
Total Distributions	(1.13)	(0.69)	(0.04)
Net Asset Value, End of Period	$13.70	$14.18	$12.09
Total Return[4]	5.35%	23.21%	21.36%[5]
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)	$2,128	$1,584	$204
Ratios to average net assets:
Expenses, before waiver/reimbursement	2.34%	2.40%	2.95%[6]
Expenses, net waiver/reimbursement	1.98%	2.00%	2.00%[6]
Net investment loss, before waiver/reimbursement	(0.62)%	(0.74)%	(1.56)%[6]
Net investment loss, net waiver/reimbursement	(0.26)%	(0.34)%	(0.61)%[6]
Portfolio turnover rate	53.28%	69.43%	25.25%[5]

1  The Compass U.S. Small Cap 500 Volatility Weighted Fund Class C commenced operations on November 19, 2012.

2  Per share amounts calculated using average shares method.

3  Amount represents less than $0.01 per share.

4  Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions. Total return would have been higher or lower if certain expenses had not been reimbursed or waived.

5  Not annualized.

6  Annualized.

See notes to financial statements.

Compass EMP Funds  Financial Highlights — continued

Selected data based on a share outstanding throughout each period

	Compass EMP U.S. Small Cap 500 Volatility Weighted Fund
	Class I
	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Period Ended June 30, 2013[1]
Net Asset Value, Beginning of Period	$14.29	$12.15	$10.00
Income from Investment Operations:
Net investment income[2]	0.09	0.09	0.03
Net realized and unrealized gain on investments	0.68	2.83	2.18
Total from Investment Operations	0.77	2.92	2.21
Less Distributions:
From net investment income	(0.10)	(0.67)	(0.06)
From net realized gains on investments	(1.13)	(0.11)	—
Total Distributions	(1.23)	(0.78)	(0.06)
Net Asset Value, End of Period	$13.83	$14.29	$12.15
Total Return[3]	6.20%	24.32%	22.21%[4]
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)	$4,133	$10,327	$1,594
Ratios to average net assets:
Expenses, before waiver/reimbursement	1.34%	1.40%	1.95%[5]
Expenses, net waiver/reimbursement	0.98%	1.00%	1.00%[5]
Net investment income (loss), before waiver/reimbursement	0.32%	0.26%	(0.51)%[5]
Net investment income, net waiver/reimbursement	0.68%	0.66%	0.44%[5]
Portfolio turnover rate	53.28%	69.43%	25.25%[4]

1  The Compass U.S. Small Cap 500 Volatility Weighted Fund Class I commenced operations on November 19, 2012.

2  Per share amounts calculated using average shares method.

3  Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions. Total return would have been higher or lower if certain expenses had not been reimbursed or waived.

4  Not annualized.

5  Annualized.

See notes to financial statements.

Compass EMP Funds  Financial Highlights — continued

Selected data based on a share outstanding throughout each period

	Compass EMP U.S. Small Cap 500 Volatility Weighted Fund
	Class T
	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Period Ended June 30, 2013[1]
Net Asset Value, Beginning of Period	$14.25	$12.12	$10.00
Income (Loss) from Investment Operations:
Net investment income (loss)[2]	0.04	0.02	(0.00)[3]
Net realized and unrealized gain on investments	0.66	2.83	2.17
Total from Investment Operations	0.70	2.85	2.17
Less Distributions:
From net investment income	(0.04)	(0.61)	(0.05)
From net realized gains on investments	(1.13)	(0.11)	—
Total Distributions	(1.17)	(0.72)	(0.05)
Net Asset Value, End of Period	$13.78	$14.25	$12.12
Total Return[4]	5.65%	23.77%	21.78%[5]
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)	$106	$62	$26
Ratios to average net assets:
Expenses, before waiver/reimbursement	1.84%	1.90%	2.45%[6]
Expenses, net waiver/reimbursement	1.48%	1.50%	1.50%[6]
Net investment loss, before waiver/reimbursement	(0.11)%	(0.24)%	(1.00)%[6]
Net investment income (loss), net waiver/reimbursement	0.25%	0.16%	(0.05)%[6]
Portfolio turnover rate	53.28%	69.43%	25.25%[5]

1  The Compass U.S. Small Cap 500 Volatility Weighted Fund Class T commenced operations on November 19, 2012.

2  Per share amounts calculated using average shares method.

3  Amount represents less than $0.01 per share.

4  Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions and does not reflect the impact of sales loads on Class T shares. Total return would have been higher or lower if certain expenses had not been reimbursed or waived.

5  Not annualized.

6  Annualized.

See notes to financial statements.

Compass EMP Funds  Financial Highlights

Selected data based on a share outstanding throughout each period

	Compass EMP International 500 Volatility Weighted Fund
	Class A
	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Period Ended June 30, 2013[1]
Net Asset Value, Beginning of Period	$12.87	$10.88	$10.00
Income (Loss) from Investment Operations:
Net investment income[2]	0.14	0.12	0.15
Net realized and unrealized gain (loss) on investments	(0.72)	2.38	0.87
Total from Investment Operations	(0.58)	2.50	1.02
Less Distributions:
From net investment income	(0.14)	(0.46)	(0.14)
From net realized gains on investments	(0.73)	(0.05)	—
Total Distributions	(0.87)	(0.51)	(0.14)
Net Asset Value, End of Period	$11.42	$12.87	$10.88
Total Return[3]	(4.16)%	23.43%	10.23%[4]
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)	$11,348	$13,073	$8,274
Ratios to average net assets:
Expenses, before waiver/reimbursement	1.95%	1.86%	3.67%[5]
Expenses, net waiver/reimbursement	1.37%	1.40%	1.40%[5]
Net investment income (loss), before waiver/reimbursement	0.55%	0.57%	(0.08)%[5]
Net investment income, net waiver/reimbursement	1.13%	1.03%	2.19%[5]
Portfolio turnover rate	37.59%	90.18%	27.47%[4]

1  The Compass EMP International 500 Volatility Weighted Fund Class A commenced operations on November 19, 2012.

2  Per share amounts calculated using average shares method.

3  Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions and does not reflect the impact of sales loads on Class A shares. Total return would have been higher or lower if certain expenses had not been reimbursed or waived.

4  Not annualized.

5  Annualized.

See notes to financial statements.

Compass EMP Funds  Financial Highlights — continued

Selected data based on a share outstanding throughout each period

	Compass EMP International 500 Volatility Weighted Fund
	Class C
	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Period Ended June 30, 2013[1]
Net Asset Value, Beginning of Period	$12.83	$10.87	$10.00
Income (Loss) from Investment Operations:
Net investment income[2]	0.05	0.13	0.22
Net realized and unrealized gain (loss) on investments	(0.72)	2.27	0.76
Total from Investment Operations	(0.67)	2.40	0.98
Less Distributions:
From net investment income	(0.07)	(0.39)	(0.11)
From net realized gains on investments	(0.73)	(0.05)	—
Total Distributions	(0.80)	(0.44)	(0.11)
Net Asset Value, End of Period	$11.36	$12.83	$10.87
Total Return[3]	(4.89)%	22.49%	9.79%[4]
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)	$138	$141	$18
Ratios to average net assets:
Expenses, before waiver/reimbursement	2.70%	2.61%	4.42%[5]
Expenses, net waiver/reimbursement	2.12%	2.15%	2.15%[5]
Net investment income (loss), before waiver/reimbursement	(0.16)%	0.63%	0.95%[5]
Net investment income, net waiver/reimbursement	0.42%	1.09%	3.22%[5]
Portfolio turnover rate	37.59%	90.18%	27.47%[4]

1  The Compass EMP International 500 Volatility Weighted Fund Class C commenced operations on November 19, 2012.

2  Per share amounts calculated using average shares method.

3  Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions. Total return would have been higher or lower if certain expenses had not been reimbursed or waived.

4  Not annualized.

5  Annualized.

See notes to financial statements.

Compass EMP Funds  Financial Highlights — continued

Selected data based on a share outstanding throughout each period

	Compass EMP International 500 Volatility Weighted Fund
	Class I
	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Period Ended June 30, 2013[1]
Net Asset Value, Beginning of Period	$12.88	$10.89	$10.00
Income (Loss) from Investment Operations:
Net investment income[2]	0.14	0.16	0.24
Net realized and unrealized gain (loss) on investments	(0.69)	2.37	0.80
Total from Investment Operations	(0.55)	2.53	1.04
Less Distributions:
From net investment income	(0.17)	(0.49)	(0.15)
From net realized gains on investments	(0.73)	(0.05)	—
Total Distributions	(0.90)	(0.54)	(0.15)
Net Asset Value, End of Period	$11.43	$12.88	$10.89
Total Return[3]	(3.91)%	23.70%	10.42%[4]
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)	$9,223	$22,932	$8
Ratios to average net assets:
Expenses, before waiver/reimbursement	1.70%	1.61%	3.42%[5]
Expenses, net waiver/reimbursement	1.12%	1.15%	1.15%[5]
Net investment income, before waiver/reimbursement	0.57%	0.86%	1.19%[5]
Net investment income, net waiver/reimbursement	1.15%	1.32%	3.46%[5]
Portfolio turnover rate	37.59%	90.18%	27.47%[4]

1  The Compass EMP International 500 Volatility Weighted Fund Class I commenced operations on November 19, 2012.

2  Per share amounts calculated using average shares method.

3  Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions. Total return would have been higher or lower if certain expenses had not been reimbursed or waived.

4  Not annualized.

5  Annualized.

See notes to financial statements.

Compass EMP Funds  Financial Highlights — continued

Selected data based on a share outstanding throughout each period

	Compass EMP International 500 Volatility Weighted Fund
	Class T
	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Period Ended June 30, 2013[1]
Net Asset Value, Beginning of Period	$12.87	$10.88	$10.00
Income (Loss) from Investment Operations:
Net investment income[2]	0.12	0.07	0.21
Net realized and unrealized gain (loss) on investments	(0.74)	2.40	0.80
Total from Investment Operations	(0.62)	2.47	1.01
Less Distributions:
From net investment income	(0.12)	(0.43)	(0.13)
From net realized gains on investments	(0.73)	(0.05)	—
Total Distributions	(0.85)	(0.48)	(0.13)
Net Asset Value, End of Period	$11.40	$12.87	$10.88
Total Return[3]	(4.46)%	23.12%	10.13%[4]
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)	$19	$5	$5
Ratios to average net assets:
Expenses, before waiver/reimbursement	2.20%	2.11%	3.92%[5]
Expenses, net waiver/reimbursement	1.62%	1.65%	1.65%[5]
Net investment income, before waiver/reimbursement	0.40%	0.13%	0.80%[5]
Net investment income, net waiver/reimbursement	0.98%	0.59%	3.07%[5]
Portfolio turnover rate	37.59%	90.18%	27.47%[4]

1  The Compass EMP International 500 Volatility Weighted Fund Class T commenced operations on November 19, 2012.

2  Per share amounts calculated using average shares method.

3  Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions and does not reflect the impact of sales loads on Class T shares. Total return would have been higher or lower if certain expenses had not been reimbursed or waived.

4  Not annualized.

5  Annualized.

See notes to financial statements.

Compass EMP Funds  Financial Highlights

Selected data based on a share outstanding throughout each period

	Compass EMP Emerging Market 500 Volatility Weighted Fund
	Class A
	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Period Ended June 30, 2013[1]
Net Asset Value, Beginning of Period	$10.70	$9.74	$10.00
Income (Loss) from Investment Operations:
Net investment income[2]	0.10	0.07	0.08
Net realized and unrealized gain (loss) on investments	(0.83)	0.96	(0.28)
Total from Investment Operations	(0.73)	1.03	(0.20)
Less Distributions:
From net investment income	(0.09)	(0.07)	(0.06)
Total Distributions	(0.09)	(0.07)	(0.06)
Net Asset Value, End of Period	$9.88	$10.70	$9.74
Total Return[3]	(6.79)%	10.57%	(1.97)%[4]
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)	$8,555	$9,531	$3,207
Ratios to average net assets:
Expenses, before waiver/reimbursement	2.64%	3.37%	8.32%[5]
Expenses, net waiver/reimbursement	1.41%	1.45%	1.45%[5]
Net investment loss, before waiver/reimbursement	(0.26)%	(1.25)%	(5.69)%[5]
Net investment income, net waiver/reimbursement	0.97%	0.67%	1.18%[5]
Portfolio turnover rate	75.81%	48.99%	25.32%[4]

1  The Compass EMP Emerging Market 500 Volatility Weighted Fund Class A commenced operations on November 19, 2012.

2  Per share amounts calculated using average shares method.

3  Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions and does not reflect the impact of sales loads on Class A shares. Total return would have been higher or lower if certain expenses had not been reimbursed or waived.

4  Not annualized.

5  Annualized.

See notes to financial statements.

Compass EMP Funds  Financial Highlights — continued

Selected data based on a share outstanding throughout each period

	Compass EMP Emerging Market 500 Volatility Weighted Fund
	Class C
	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Period Ended June 30, 2013[1]
Net Asset Value, Beginning of Period	$10.63	$9.72	$10.00
Income (Loss) from Investment Operations:
Net investment income (loss)[2]	0.01	(0.01)	0.10
Net realized and unrealized gain (loss) on investments	(0.80)	0.96	(0.33)
Total from Investment Operations	(0.79)	0.95	(0.23)
Less Distributions:
From net investment income	(0.03)	(0.04)	(0.05)
Total Distributions	(0.03)	(0.04)	(0.05)
Net Asset Value, End of Period	$9.81	$10.63	$9.72
Total Return[3]	(7.46)%	9.77%	(2.35)%[4]
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)	$1,660	$1,602	$209
Ratios to average net assets:
Expenses, before waiver/reimbursement	3.39%	4.12%	9.07%[5]
Expenses, net waiver/reimbursement	2.16%	2.20%	2.20%[5]
Net investment loss, before waiver/reimbursement	(1.11)%	(2.00)%	(5.40)%[5]
Net investment income (loss), net waiver/reimbursement	0.12%	(0.08)%	1.47%[5]
Portfolio turnover rate	75.81%	48.99%	25.32%[4]

1  The Compass EMP Emerging Market 500 Volatility Weighted Fund Class C commenced operations on November 19, 2012.

2  Per share amounts calculated using average shares method.

3  Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions. Total return would have been higher or lower if certain expenses had not been reimbursed or waived.

4  Not annualized.

5  Annualized.

See notes to financial statements.

Compass EMP Funds  Financial Highlights — continued

Selected data based on a share outstanding throughout each period

	Compass EMP Emerging Market 500 Volatility Weighted Fund
	Class I
	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Period Ended June 30, 2013[1]
Net Asset Value, Beginning of Period	$10.70	$9.75	$10.00
Income (Loss) from Investment Operations:
Net investment income[2]	0.11	0.09	0.14
Net realized and unrealized gain (loss) on investments	(0.80)	0.95	(0.32)
Total from Investment Operations	(0.69)	1.04	(0.18)
Less Distributions:
From net investment income	(0.12)	(0.09)	(0.07)
Total Distributions	(0.12)	(0.09)	(0.07)
Net Asset Value, End of Period	$9.89	$10.70	$9.75
Total Return[3]	(6.46)%	10.68%	(1.79)%[4]
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)	$9,556	$8,236	$970
Ratios to average net assets:
Expenses, before waiver/reimbursement	2.39%	3.12%	8.07%[5]
Expenses, net waiver/reimbursement	1.16%	1.20%	1.20%[5]
Net investment loss, before waiver/reimbursement	(0.21)%	(1.00)%	(4.81)%[5]
Net investment income, net waiver/reimbursement	1.02%	0.92%	2.06%[5]
Portfolio turnover rate	75.81%	48.99%	25.32%[4]

1  The Compass EMP Emerging Market 500 Volatility Weighted Fund Class I commenced operations on November 19, 2012.

2  Per share amounts calculated using average shares method.

3  Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions. Total return would have been higher or lower if certain expenses had not been reimbursed or waived.

4  Not annualized.

5  Annualized.

See notes to financial statements.

Compass EMP Funds  Financial Highlights — continued

Selected data based on a share outstanding throughout each period

	Compass EMP Emerging Market 500 Volatility Weighted Fund
	Class T
	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Period Ended June 30, 2013[1]
Net Asset Value, Beginning of Period	$10.66	$9.72	$10.00
Income (Loss) from Investment Operations:
Net investment income[2]	0.06	0.06	0.12
Net realized and unrealized gain (loss) on investments	(0.80)	0.93	(0.33)
Total from Investment Operations	(0.74)	0.99	(0.21)
Less Distributions:
From net investment income	(0.07)	(0.05)	(0.07)
Total Distributions	(0.07)	(0.05)	(0.07)
Net Asset Value, End of Period	$9.85	$10.66	$9.72
Total Return[3]	(6.94)%	10.24%	(2.10)%[4]
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)	$349	$222	$37
Ratios to average net assets:
Expenses, before waiver/reimbursement	2.89%	3.62%	8.57%[5]
Expenses, net waiver/reimbursement	1.66%	1.70%	1.70%[5]
Net investment loss, before waiver/reimbursement	(0.62)%	(1.31)%	(4.98)%[5]
Net investment income, net waiver/reimbursement	0.61%	0.61%	1.89%[5]
Portfolio turnover rate	75.81%	48.99%	25.32%[4]

1  The Compass EMP Emerging Market 500 Volatility Weighted Fund Class T commenced operations on November 19, 2012.

2  Per share amounts calculated using average shares method.

3  Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions and does not reflect the impact of sales loads on Class T shares. Total return would have been higher or lower if certain expenses had not been reimbursed or waived.

4  Not annualized.

5  Annualized.

See notes to financial statements.

Compass EMP Funds  Financial Highlights

Selected data based on a share outstanding throughout each period

	Compass EMP Rec Enhanced Volatility Weighted Fund
	Class A
	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Period Ended June 30, 2013[1]
Net Asset Value, Beginning of Period	$11.41	$10.89	$10.00
Income from Investment Operations:
Net investment income[2]	0.15	0.07	0.12
Net realized and unrealized gain on investments	0.22	0.69	0.97
Total from Investment Operations	0.37	0.76	1.09
Less Distributions:
From net investment income	(0.16)	(0.06)	(0.12)
In excess of net investment income	—	—	(0.08)
From net realized gains on investments	(0.25)	(0.16)	—
Return of capital	—	(0.02)	—
Total Distributions	(0.41)	(0.24)	(0.20)
Net Asset Value, End of Period	$11.37	$11.41	$10.89
Total Return[3]	3.13%	7.14%	10.82%[4]
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)	$8,094	$12,343	$3,395
Ratios to average net assets:
Expenses, before waiver/reimbursement	1.68%	1.67%	1.99%[5]
Expenses, net waiver/reimbursement	1.40%	1.40%	1.40%[5]
Net investment income, before waiver/reimbursement	1.02%	0.40%	1.25%[5]
Net investment income, net waiver/reimbursement	1.30%	0.67%	1.84%[5]
Portfolio turnover rate	44.21%	62.60%	35.24%[4]

1  The Compass EMP REC Enhanced Volatility Weighted Fund Class A commenced operations on November 19, 2012.

2  Per share amounts calculated using average shares method.

3  Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions and does not reflect the impact of sales loads on Class A shares. Total return would have been higher or lower if certain expenses had not been reimbursed or waived.

4  Not annualized.

5  Annualized.

See notes to financial statements.

Compass EMP Funds  Financial Highlights — continued

Selected data based on a share outstanding throughout each period

	Compass EMP Rec Enhanced Volatility Weighted Fund
	Class C
	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Period Ended June 30, 2013[1]
Net Asset Value, Beginning of Period	$11.36	$10.88	$10.00
Income (Loss) from Investment Operations:
Net investment income (loss)[2]	0.07	(0.01)	0.09
Net realized and unrealized gain on investments	0.22	0.68	0.96
Total from Investment Operations	0.29	0.67	1.05
Less Distributions:
From net investment income	(0.08)	—	(0.09)
In excess of net investment income	—	—	(0.08)
From net realized gains on investments	(0.25)	(0.16)	—
Return of capital	—	(0.03)	—
Total Distributions	(0.33)	(0.19)	(0.17)
Net Asset Value, End of Period	$11.32	$11.36	$10.88
Total Return[3]	2.42%	6.25%	10.45%[4]
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)	$1,455	$883	$337
Ratios to average net assets:
Expenses, before waiver/reimbursement	2.43%	2.42%	2.74%[5]
Expenses, net waiver/reimbursement	2.15%	2.15%	2.15%[5]
Net investment income (loss), before waiver/reimbursement	0.32%	(0.31)%	0.65%[5]
Net investment income (loss), net waiver/reimbursement	0.60%	(0.04)%	1.24%[5]
Portfolio turnover rate	44.21%	62.60%	35.24%[4]

1  The Compass EMP REC Enhanced Volatility Weighted Fund Class C commenced operations on November 19, 2012.

2  Per share amounts calculated using average shares method.

3  Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions. Total return would have been higher or lower if certain expenses had not been reimbursed or waived.

4  Not annualized.

5  Annualized.

See notes to financial statements.

Compass EMP Funds  Financial Highlights — continued

Selected data based on a share outstanding throughout each period

	Compass EMP Rec Enhanced Volatility Weighted Fund
	Class I
	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Period Ended June 30, 2013[1]
Net Asset Value, Beginning of Period	$11.41	$10.89	$10.00
Income from Investment Operations:
Net investment income[2]	0.19	0.08	0.19
Net realized and unrealized gain on investments	0.22	0.70	0.91
Total from Investment Operations	0.41	0.78	1.10
Less Distributions:
From net investment income	(0.19)	(0.08)	(0.18)
In excess of net investment income	—	—	(0.03)
From net realized gains on investments	(0.25)	(0.16)	—
Return of capital	—	(0.02)	—
Total Distributions	(0.44)	(0.26)	(0.21)
Net Asset Value, End of Period	$11.38	$11.41	$10.89
Total Return[3]	3.47%	7.36%	11.00%[4]
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)	$9,805	$15,199	$608
Ratios to average net assets:
Expenses, before waiver/reimbursement	1.43%	1.42%	1.74%[5]
Expenses, net waiver/reimbursement	1.15%	1.15%	1.15%[5]
Net investment income, before waiver/reimbursement	1.27%	0.47%	1.97%[5]
Net investment income, net waiver/reimbursement	1.55%	0.74%	2.56%[5]
Portfolio turnover rate	44.21%	62.60%	35.24%[4]

1  The Compass EMP REC Enhanced Volatility Weighted Fund Class I commenced operations on November 19, 2012.

2  Per share amounts calculated using average shares method.

3  Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions. Total return would have been higher or lower if certain expenses had not been reimbursed or waived.

4  Not annualized.

5  Annualized.

See notes to financial statements.

Compass EMP Funds  Financial Highlights — continued

Selected data based on a share outstanding throughout each period

	Compass EMP Rec Enhanced Volatility Weighted Fund
	Class T
	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Period Ended June 30, 2013[1]
Net Asset Value, Beginning of Period	$11.37	$10.88	$10.00
Income from Investment Operations:
Net investment income[2]	0.13	0.10	0.12
Net realized and unrealized gain on investments	0.22	0.62	0.95
Total from Investment Operations	0.35	0.72	1.07
Less Distributions:
From net investment income	(0.14)	(0.05)	(0.12)
In excess of net investment income	—	—	(0.07)
From net realized gains on investments	(0.25)	(0.16)	—
Retun of capital	—	(0.02)	—
Total Distributions	(0.39)	(0.23)	(0.19)
Net Asset Value, End of Period	$11.33	$11.37	$10.88
Total Return[3]	2.90%	6.77%	10.69%[4]
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)	$274	$169	$21
Ratios to average net assets:
Expenses, before waiver/reimbursement	1.93%	1.92%	2.24%[5]
Expenses, net waiver/reimbursement	1.65%	1.65%	1.65%[5]
Net investment income, before waiver/reimbursement	0.83%	0.64%	1.17%[5]
Net investment income, net waiver/reimbursement	1.11%	0.91%	1.76%[5]
Portfolio turnover rate	44.21%	62.60%	35.24%[4]

1  The Compass EMP REC Enhanced Volatility Weighted Fund Class T commenced operations on November 19, 2012.

2  Per share amounts calculated using average shares method.

3  Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions and does not reflect the impact of sales loads on Class T shares. Total return would have been higher or lower if certain expenses had not been reimbursed or waived.

4  Not annualized.

5  Annualized.

See notes to financial statements.

Compass EMP Funds  Financial Highlights

Selected data based on a share outstanding throughout each period

	Compass EMP U.S. 500 Enhanced Volatility Weighted Fund
	Class A
	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Period Ended June 30, 2013[1]
Net Asset Value, Beginning of Period	$14.16	$11.71	$10.00
Income from Investment Operations:
Net investment income[2]	0.05	0.03	0.04
Net realized and unrealized gain on investments	0.74	2.58	1.71
Total from Investment Operations	0.79	2.61	1.75
Less Distributions:
From net investment income	(0.04)	(0.13)	(0.04)
From net realized gains on investments	(0.76)	(0.03)	—
Total Distributions	(0.80)	(0.16)	(0.04)
Net Asset Value, End of Period	$14.15	$14.16	$11.71
Total Return[3]	5.89%	22.39%	17.49%[4]
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)	$75,399	$77,212	$20,008
Ratios to average net assets:
Expenses, before waiver/reimbursement	1.67%	1.68%	1.89%[5]
Expenses, net waiver/reimbursement	1.50%	1.60%	1.60%[5]
Net investment income, before waiver/reimbursement	0.18%	0.17%	0.22%[5]
Net investment income, net waiver/reimbursement	0.35%	0.25%	0.51%[5]
Portfolio turnover rate	48.13%	29.28%	12.78%[4]

1  The Compass EMP U.S. 500 Enhanced Volatility Weighted Fund Class A commenced operations on November 19, 2012.

2  Per share amounts calculated using average shares method.

3  Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions and does not reflect the impact of sales loads on Class A shares. Total return would have been higher or lower if certain expenses had not been reimbursed or waived.

4  Not annualized.

5  Annualized.

See notes to financial statements.

Compass EMP Funds  Financial Highlights — continued

Selected data based on a share outstanding throughout each period

	Compass EMP U.S. 500 Enhanced Volatility Weighted Fund
	Class C
	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Period Ended June 30, 2013[1]
Net Asset Value, Beginning of Period	$14.05	$11.67	$10.00
Income (Loss) from Investment Operations:
Net investment loss[2]	(0.05)	(0.07)	(0.03)
Net realized and unrealized gain on investments	0.71	2.57	1.72
Total from Investment Operations	0.66	2.50	1.69
Less Distributions:
From net investment income	—	(0.09)	(0.02)
From net realized gains on investments	(0.76)	(0.03)	—
Total Distributions	(0.76)	(0.12)	(0.02)
Net Asset Value, End of Period	$13.95	$14.05	$11.67
Total Return[3]	5.01%	21.52%	16.98%[4]
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)	$56,826	$33,464	$2,673
Ratios to average net assets:
Expenses, before waiver/reimbursement	2.42%	2.43%	2.64%[5]
Expenses, net waiver/reimbursement	2.25%	2.35%	2.35%[5]
Net investment loss, before waiver/reimbursement	(0.54)%	(0.58)%	(0.63)%[5]
Net investment loss, net waiver/reimbursement	(0.37)%	(0.50)%	(0.34)%[5]
Portfolio turnover rate	48.13%	29.28%	12.78%[4]

1  The Compass EMP U.S. 500 Enhanced Volatility Weighted Fund Class C commenced operations on November 19, 2012.

2  Per share amounts calculated using average shares method.

3  Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions. Total return would have been higher or lower if certain expenses had not been reimbursed or waived.

4  Not annualized.

5  Annualized.
See notes to financial statements.

Compass EMP Funds  Financial Highlights — continued

Selected data based on a share outstanding throughout each period

	Compass EMP U.S. 500 Enhanced Volatility Weighted Fund
	Class I
	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Period Ended June 30, 2013[1]
Net Asset Value, Beginning of Period	$14.16	$11.71	$10.00
Income from Investment Operations:
Net investment income[2]	0.08	0.07	0.05
Net realized and unrealized gain on investments	0.74	2.57	1.71
Total from Investment Operations	0.82	2.64	1.76
Less Distributions:
From net investment income	(0.07)	(0.16)	(0.05)
From net realized gains on investments	(0.76)	(0.03)	—
Total Distributions	(0.83)	(0.19)	(0.05)
Net Asset Value, End of Period	$14.15	$14.16	$11.71
Total Return[3]	6.16%	22.66%	17.65%[4]
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)	$63,213	$92,699	$4,205
Ratios to average net assets:
Expenses, before waiver/reimbursement	1.42%	1.43%	1.64%[5]
Expenses, net waiver/reimbursement	1.25%	1.35%	1.35%[5]
Net investment income, before waiver/reimbursement	0.43%	0.42%	0.34%[5]
Net investment income, net waiver/reimbursement	0.60%	0.50%	0.63%[5]
Portfolio turnover rate	48.13%	29.28%	12.78%[4]

1  The Compass EMP U.S. 500 Enhanced Volatility Weighted Fund Class I commenced operations on November 19, 2012.

2  Per share amounts calculated using average shares method.

3  Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions. Total return would have been higher or lower if certain expenses had not been reimbursed or waived.

4  Not annualized.

5  Annualized.

See notes to financial statements.

Compass EMP Funds  Financial Highlights — continued

Selected data based on a share outstanding throughout each period

	Compass EMP U.S. 500 Enhanced Volatility Weighted Fund
	Class T
	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Period Ended June 30, 2013[1]
Net Asset Value, Beginning of Period	$14.12	$11.69	$10.00
Income from Investment Operations:
Net investment income[2]	0.02	0.00[3]	0.00[3]
Net realized and unrealized gain on investments	0.72	2.57	1.73
Total from Investment Operations	0.74	2.57	1.73
Less Distributions:
From net investment income	(0.01)	(0.11)	(0.04)
From net realized gains on investments	(0.76)	(0.03)	—
Total Distributions	(0.77)	(0.14)	(0.04)
Net Asset Value, End of Period	$14.09	$14.12	$11.69
Total Return[4]	5.58%	22.10%	17.35%[5]
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)	$17,427	$10,384	$1,077
Ratios to average net assets:
Expenses, before waiver/reimbursement	1.92%	1.93%	2.14%[6]
Expenses, net waiver/reimbursement	1.75%	1.85%	1.85%[6]
Net investment loss, before waiver/reimbursement	(0.05)%	(0.08)%	(0.24)%[6]
Net investment income, net waiver/reimbursement	0.12%	0.00%	0.05%[6]
Portfolio turnover rate	48.13%	29.28%	12.78%[5]

1  The Compass EMP U.S. 500 Enhanced Volatility Weighted Fund Class T commenced operations on November 19, 2012.

2  Per share amounts calculated using average shares method.

3  Amount represents less than $0.01 per share.

4  Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions and does not reflect the impact of sales loads on Class T shares. Total return would have been higher or lower if certain expenses had not been reimbursed or waived.

5  Not annualized.

6  Annualized.

See notes to financial statements.

Compass EMP Funds  Financial Highlights

Selected data based on a share outstanding throughout each period

	Compass EMP Long/Short Strategies Fund
	Class A
	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Period Ended June 30, 2013[1]
Net Asset Value, Beginning of Period	$11.02	$10.36	$10.00
Income (Loss) from Investment Operations:
Net investment income (loss)[2]	0.02	(0.09)	(0.05)
Net realized and unrealized gain on investments	0.36	0.75	0.41[3]
Total from Investment Operations	0.38	0.66	0.36
Less Distributions:
From net investment income	(0.01)	—	—
From net realized gains on investments	(0.03)	—	—
Total Distributions	(0.04)	—	—
Net Asset Value, End of Period	$11.36	$11.02	$10.36
Total Return[4]	3.49%	6.37%	3.60%[5]
Ratios/Supplemental Data:
Net assets, end of period (in 000's)	$3,039	$3,658	$6,022
Ratios to average net assets:
Expenses, before waiver/reimbursement[7]	1.87%	1.76%	2.06%[6]
Expenses, net waiver/reimbursement[7]	1.58%	1.60%	1.60%[6]
Net investment loss, before waiver/reimbursement[7]	(0.13)%	(1.02)%	(1.17)%[6]
Net investment income (loss), net waiver/reimbursement[7]	0.16%	(0.86)%	(0.71)%[6]
Portfolio turnover rate	29.39%	87.39%	0.14%[5]

1  The Compass EMP Long/Short Strategies Fund Class A commenced operations on November 19, 2012.

2  Per share amounts calculated using average shares method.

3  The amount of net realized and unrealized gain on investments per share for the period ended June 30, 2013 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

4  Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions and does not reflect the impact of sales loads on Class A shares. Total return would have been higher or lower if certain expenses had not been reimbursed or waived.

5  Not annualized.

6  Annualized.

7  The ratios of expenses to average net assets and net investment income/(loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

See notes to financial statements.

Compass EMP Funds  Financial Highlights — continued

Selected data based on a share outstanding throughout each period

	Compass EMP Long/Short Strategies Fund
	Class C
	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Period Ended June 30, 2013[1]
Net Asset Value, Beginning of Period	$10.85	$10.27	$10.00
Income (Loss) from Investment Operations:
Net investment loss[2]	(0.06)	(0.14)	(0.09)
Net realized and unrealized gain on investments	0.34	0.72	0.36[3]
Total from Investment Operations	0.28	0.58	0.27
Less Distributions:
From net investment income	—	—	—
From net realized gains on investments	(0.03)	—	—
Total Distributions	(0.03)	—	—
Net Asset Value, End of Period	$11.10	$10.85	$10.27
Total Return[4]	2.63%	5.65%	2.70%[5]
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)	$83	$30	$5
Ratios to average net assets:
Expenses, before waiver/reimbursement[7]	2.62%	2.51%	2.81%[6]
Expenses, net waiver/reimbursement[7]	2.33%	2.35%	2.35%[6]
Net investment loss, before waiver/reimbursement[7]	(0.88)%	(1.49)%	(1.89)%[6]
Net investment loss, net waiver/reimbursement[7]	(0.59)%	(1.33)%	(1.43)%[6]
Portfolio turnover rate	29.39%	87.39%	0.14%[5]

1  The Compass EMP Long/Short Strategies Fund Class C commenced operations on November 19, 2012.

2  Per share amounts calculated using average shares method.

3  The amount of net realized and unrealized gain on investments per share for the period ended June 30, 2013 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

4  Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions. Total return would have been higher or lower if certain expenses had not been reimbursed or waived.

5  Not annualized.

6  Annualized.

7  The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

See notes to financial statements.

Compass EMP Funds  Financial Highlights — continued

Selected data based on a share outstanding throughout each period

	Compass EMP Long/Short Strategies Fund
	Class I
	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Period Ended June 30, 2013[1]
Net Asset Value, Beginning of Period	$11.07	$10.37	$10.00
Income (Loss) from Investment Operations:
Net investment income (loss)[2]	0.05	(0.07)	(0.03)
Net realized and unrealized gain on investments	0.36	0.77	0.40[3]
Total from Investment Operations	0.41	0.70	0.37
Less Distributions:
From net investment income	(0.06)	—	—
From net realized gains on investments	(0.03)	—	—
Total Distributions	(0.09)	—	—
Net Asset Value, End of Period	$11.39	$11.07	$10.37
Total Return[4]	3.77%	6.75%	3.70%[5]
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)	$12,380	$22,310	$4,650
Ratios to average net assets:
Expenses, before waiver/reimbursement[7]	1.62%	1.51%	1.81%[6]
Expenses, net waiver/reimbursement[7]	1.33%	1.35%	1.35%[6]
Net investment income (loss), before waiver/reimbursement[7]	0.12%	(0.77)%	(0.94)%[6]
Net investment income (loss), net waiver/reimbursement[7]	0.41%	(0.61)%	(0.48)%[6]
Portfolio turnover rate	29.39%	87.39%	0.14%[5]

1  The Compass EMP Long/Short Strategies Fund Class I commenced operations on November 19, 2012.

2  Per share amounts calculated using average shares method.

3  The amount of net realized and unrealized gain on investments per share for the period ended June 30, 2013 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

4  Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions. Total return would have been higher or lower if certain expenses had not been reimbursed or waived.

5  Not annualized.

6  Annualized.

7  The ratios of expenses to average net assets and net investment income/(loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

See notes to financial statements.

Compass EMP Funds  Financial Highlights — continued

Selected data based on a share outstanding throughout each period

	Compass EMP Long/Short Strategies Fund
	Class T
	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Period Ended June 30, 2013[1]
Net Asset Value, Beginning of Period	$10.98	$10.35	$10.00
Income (Loss) from Investment Operations:
Net investment loss[2]	(0.01)	(0.05)	(0.06)
Net realized and unrealized gain on investments	0.37	0.68	0.41[3]
Total from Investment Operations	0.36	0.63	0.35
Less Distributions:
From net investment income	—	—	—
From net realized gains on investments	(0.03)	—	—
Total Distributions	(0.03)	—	—
Net Asset Value, End of Period	$11.31	$10.98	$10.35
Total Return[4]	3.33%	6.09%	3.50%[5]
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)	$12	$12	$1
Ratios to average net assets:
Expenses, before waiver/reimbursement[7]	2.12%	2.01%	2.31%[6]
Expenses, net waiver/reimbursement[7]	1.83%	1.85%	1.85%[6]
Net investment loss, before waiver/reimbursement[7]	(0.38)%	(0.58)%	(1.37)%[6]
Net investment loss, net waiver/reimbursement[7]	(0.09)%	(0.42)%	(0.91)%[6]
Portfolio turnover rate	29.39%	87.39%	0.14%[5]

1  The Compass EMP Long/Short Strategies Fund Class T commenced operations on November 19, 2012.

2  Per share amounts calculated using average shares method.

3  The amount of net realized and unrealized gain on investments per share for the period ended June 30, 2013 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

4  Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions and does not reflect the impact of sales loads on Class T shares. Total return would have been higher or lower if certain expenses had not been reimbursed or waived.

5  Not annualized.

6  Annualized.

7  The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

See notes to financial statements.

Compass EMP Funds  Financial Highlights

Selected data based on a share outstanding throughout each period

	Compass EMP International 500 Enhanced Volatility Weighted Fund
	Class A
	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Period Ended June 30, 2013[1]
Net Asset Value, Beginning of Period	$12.44	$10.46	$10.00
Income (Loss) from Investment Operations:
Net investment income[2]	0.10	0.10	0.12
Net realized and unrealized gain (loss) on investments	(0.70)	2.24	0.44
Total from Investment Operations	(0.60)	2.34	0.56
Less Distributions:
From net investment income	(0.10)	(0.34)	(0.10)
From net realized gains on investments	(0.41)	(0.02)	—
Total Distributions	(0.51)	(0.36)	(0.10)
Net Asset Value, End of Period	$11.33	$12.44	$10.46
Total Return[3]	(4.65)%	22.73%	5.61%[4]
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)	$21,738	$32,139	$11,815
Ratios to average net assets:
Expenses, before waiver/reimbursement	1.88%	1.97%	3.59%[5]
Expenses, net waiver/reimbursement	1.58%	1.65%	1.65%[5]
Net investment income (loss), before waiver/reimbursement	0.58%	0.59%	(0.06)%[5]
Net investment income, net waiver/reimbursement	0.88%	0.91%	1.88%[5]
Portfolio turnover rate	52.47%	80.56%	26.59%[4]

1  The Compass EMP International 500 Enhanced Volatility Weighted Fund Class A commenced operations on November 19, 2012.

2  Per share amounts calculated using average shares method.

3  Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions and does not reflect the impact of sales loads on Class A shares. Total return would have been higher or lower if certain expenses had not been reimbursed or waived.

4  Not annualized.

5  Annualized.

See notes to financial statements.

Compass EMP Funds  Financial Highlights — continued

Selected data based on a share outstanding throughout each period

	Compass EMP International 500 Enhanced Volatility Weighted Fund
	Class C
	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Period Ended June 30, 2013[1]
Net Asset Value, Beginning of Period	$12.36	$10.43	$10.00
Income (Loss) from Investment Operations:
Net investment income[2]	0.03	0.04	0.18
Net realized and unrealized gain (loss) on investments	(0.71)	2.19	0.34
Total from Investment Operations	(0.68)	2.23	0.52
Less Distributions:
From net investment income	(0.05)	(0.28)	(0.09)
From net realized gains on investments	(0.41)	(0.02)	—
Total Distributions	(0.46)	(0.30)	(0.09)
Net Asset Value, End of Period	$11.22	$12.36	$10.43
Total Return[3]	(5.33)%	21.70%	5.20%[4]
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)	$7,953	$6,255	$429
Ratios to average net assets:
Expenses, before waiver/reimbursement	2.63%	2.72%	4.34%[5]
Expenses, net waiver/reimbursement	2.33%	2.40%	2.40%[5]
Net investment income (loss), before waiver/reimbursement	(0.10)%	0.06%	0.83%[5]
Net investment income, net waiver/reimbursement	0.20%	0.38%	2.77%[5]
Portfolio turnover rate	52.47%	80.56%	26.59%[4]

1  The Compass EMP International 500 Enhanced Volatility Weighted Fund Class C commenced operations on November 19, 2012.

2  Per share amounts calculated using average shares method.

3  Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions. Total return would have been higher or lower if certain expenses had not been reimbursed or waived.

4  Not annualized.

5  Annualized.

See notes to financial statements.

Compass EMP Funds  Financial Highlights — continued

Selected data based on a share outstanding throughout each period

	Compass EMP International 500 Enhanced Volatility Weighted Fund
	Class I
	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Period Ended June 30, 2013[1]
Net Asset Value, Beginning of Period	$12.44	$10.46	$10.00
Income (Loss) from Investment Operations:
Net investment income[2]	0.12	0.14	0.16
Net realized and unrealized gain (loss) on investments	(0.69)	2.23	0.41
Total from Investment Operations	(0.57)	2.37	0.57
Less Distributions:
From net investment income	(0.13)	(0.37)	(0.11)
From net realized gains on investments	(0.41)	(0.02)	—
Total Distributions	(0.54)	(0.39)	(0.11)
Net Asset Value, End of Period	$11.33	$12.44	$10.46
Total Return[3]	(4.41)%	22.99%	5.67%[4]
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)	$44,461	$57,920	$7,063
Ratios to average net assets:
Expenses, before waiver/reimbursement	1.63%	1.72%	3.34%[5]
Expenses, net waiver/reimbursement	1.33%	1.40%	1.40%[5]
Net investment income, before waiver/reimbursement	0.75%	0.84%	0.55%[5]
Net investment income, net waiver/reimbursement	1.05%	1.16%	2.49%[5]
Portfolio turnover rate	52.47%	80.56%	26.59%[4]

1  The Compass EMP International 500 Enhanced Volatility Weighted Fund Class I commenced operations on November 19, 2012.

2  Per share amounts calculated using average shares method.

3  Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions. Total return would have been higher or lower if certain expenses had not been reimbursed or waived.

4  Not annualized.

5  Annualized.

See notes to financial statements.

Compass EMP Funds  Financial Highlights — continued

Selected data based on a share outstanding throughout each period

	Compass EMP International 500 Enhanced Volatility Weighted Fund
	Class T
	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Period Ended June 30, 2013[1]
Net Asset Value, Beginning of Period	$12.41	$10.45	$10.00
Income (Loss) from Investment Operations:
Net investment income[2]	0.09	0.18	0.23
Net realized and unrealized gain (loss) on investments	(0.72)	2.13	0.31
Total from Investment Operations	(0.63)	2.31	0.54
Less Distributions:
From net investment income	(0.08)	(0.33)	(0.09)
From net realized gains on investments	(0.41)	(0.02)	—
Total Distributions	(0.49)	(0.35)	(0.09)
Net Asset Value, End of Period	$11.29	$12.41	$10.45
Total Return[3]	(4.93)%	22.42%	5.45%[4]
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)	$4,419	$3,278	$53
Ratios to average net assets:
Expenses, before waiver/reimbursement	2.13%	2.22%	3.84%[5]
Expenses, net waiver/reimbursement	1.83%	1.90%	1.90%[5]
Net investment income, before waiver/reimbursement	0.45%	1.18%	1.51%[5]
Net investment income, net waiver/reimbursement	0.75%	1.50%	3.45%[5]
Portfolio turnover rate	52.47%	80.56%	26.59%[4]

1  The Compass EMP International 500 Enhanced Volatility Weighted Fund Class T commenced operations on November 19, 2012.

2  Per share amounts calculated using average shares method.

3  Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions and does not reflect the impact of sales loads on Class T shares. Total return would have been higher or lower if certain expenses had not been reimbursed or waived.

4  Not annualized.

5  Annualized.

See notes to financial statements.

Compass EMP Funds  Consolidated Financial Highlights

Selected data based on a share outstanding throughout each period

	Compass EMP Commodity Strategy Enhanced Volatility Weighted Fund
	Class A
	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Period Ended June 30, 2013[1]
Net Asset Value, Beginning of Period	$9.55	$9.39	$10.00
Income (Loss) from Investment Operations:
Net investment loss[2]	(0.07)	(0.08)	(0.05)
Net realized and unrealized gain (loss) on investments	(0.84)	0.24	(0.56)
Total from Investment Operations	(0.91)	0.16	(0.61)
Less Distributions:
From net investment income	(0.07)	—	—
Total Distributions	(0.07)	—	—
Net Asset Value, End of Period	$8.57	$9.55	$9.39
Total Return[3]	(9.49)%	1.70%	(6.10)%[4]
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)	$1,734	$1,845	$3,505
Ratios to average net assets:
Expenses, before waiver/reimbursement[6]	1.87%	1.98%	1.71%[5]
Expenses, net waiver/reimbursement[6]	1.54%	1.60%	1.60%[5]
Net investment loss, before waiver/reimbursement[6]	(1.18)%	(1.35)%	(0.88)%[5]
Net investment loss, net waiver/reimbursement[6]	(0.85)%	(0.97)%	(0.77)%[5]
Portfolio turnover rate	0.00%	41.81%	0.07%[4]

1  The Compass EMP Commodity Strategy Enhanced Volatility Weighted Fund Class A commenced operations on November 19, 2012.

2  Per share amounts calculated using average shares method.

3  Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions and does not reflect the impact of sales loads on Class A shares. Total return would have been higher or lower if certain expenses had not been reimbursed or waived.

4  Not annualized.

5  Annualized.

6  The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

See notes to financial statements.

Compass EMP Funds  Consolidated Financial Highlights — continued

Selected data based on a share outstanding throughout each period

	Compass EMP Commodity Strategy Enhanced Volatility Weighted Fund
	Class C
	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Period Ended June 30, 2013[1]
Net Asset Value, Beginning of Period	$9.43	$9.34	$10.00
Income (Loss) from Investment Operations:
Net investment loss[2]	(0.15)	(0.16)	(0.09)
Net realized and unrealized gain (loss) on investments	(0.82)	0.25	(0.57)
Total from Investment Operations	(0.97)	0.09	(0.66)
Less Distributions:
From net investment income	(0.09)	—	—
Total Distributions	(0.09)	—	—
Net Asset Value, End of Period	$8.37	$9.43	$9.34
Total Return[3]	(10.29)%	0.96%	(6.60)%[4]
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)	$248	$57	$16
Ratios to average net assets:
Expenses, before waiver/reimbursement[6]	2.62%	2.73%	2.46%[5]
Expenses, net waiver/reimbursement[6]	2.29%	2.35%	2.35%[5]
Net investment loss, before waiver/reimbursement[6]	(2.11)%	(2.10)%	(1.62)%[5]
Net investment loss, net waiver/reimbursement[6]	(1.78)%	(1.72)%	(1.51)%[5]
Portfolio turnover rate	0.00%	41.81%	0.07%[4]

1  The Compass EMP Strategy Enhanced Volatility Weighted Fund Class C commenced operations on November 19, 2012.

2  Per share amounts calculated using average shares method.

3  Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions. Total return would have been higher or lower if certain expenses had not been reimbursed or waived.

4  Not annualized.

5  Annualized.

6  The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

See notes to financial statements.

Compass EMP Funds  Consolidated Financial Highlights — continued

Selected data based on a share outstanding throughout each period

	Compass EMP Commodity Strategy Enhanced Volatility Weighted Fund
	Class I
	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Period Ended June 30, 2013[1]
Net Asset Value, Beginning of Period	$9.60	$9.41	$10.00
Income (Loss) from Investment Operations:
Net investment loss[2]	(0.05)	(0.07)	(0.04)
Net realized and unrealized gain (loss) on investments	(0.85)	0.26	(0.55)
Total from Investment Operations	(0.90)	0.19	(0.59)
Less Distributions:
From net investment income	(0.10)	—	—
Total Distributions	(0.10)	—	—
Net Asset Value, End of Period	$8.60	$9.60	$9.41
Total Return[3]	(9.37)%	2.02%	(5.90)%[4]
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)	$6,227	$9,452	$13,844
Ratios to average net assets:
Expenses, before waiver/reimbursement[6]	1.62%	1.73%	1.46%[5]
Expenses, net waiver/reimbursement[6]	1.29%	1.35%	1.35%[5]
Net investment loss, before waiver/reimbursement[6]	(0.93)%	(1.10)%	(0.76)%[5]
Net investment loss, net waiver/reimbursement[6]	(0.60)%	(0.72)%	(0.65)%[5]
Portfolio turnover rate	0.00%	41.81%	0.07%[4]

1  The Compass EMP Strategy Enhanced Volatility Weighted Fund Class I commenced operations on November 19, 2012.

2  Per share amounts calculated using average shares method.

3  Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions. Total return would have been higher or lower if certain expenses had not been reimbursed or waived.

4  Not annualized.

5  Annualized.

6  The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

See notes to financial statements.

Compass EMP Funds  Consolidated Financial Highlights — continued

Selected data based on a share outstanding throughout each period

	Compass EMP Commodity Strategy Enhanced Volatility Weighted Fund
	Class T
	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Period Ended June 30, 2013[1]
Net Asset Value, Beginning of Period	$9.51	$9.37	$10.00
Income (Loss) from Investment Operations:
Net investment loss[2]	(0.10)	(0.09)	(0.06)
Net realized and unrealized gain (loss) on investments	(0.83)	0.23	(0.57)
Total from Investment Operations	(0.93)	0.14	(0.63)
Less Distributions:
From net investment income	(0.09)	—	—
Total Distributions	(0.09)	—	—
Net Asset Value, End of Period	$8.49	$9.51	$9.37
Total Return[3]	(9.76)%	1.49%	(6.30)%[4]
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)	$86	$89	$1
Ratios to average net assets:
Expenses, before waiver/reimbursement[6]	2.12%	2.23%	1.96%[5]
Expenses, net waiver/reimbursement[6]	1.79%	1.85%	1.85%[5]
Net investment loss, before waiver/reimbursement[6]	(1.43)%	(1.30)%	(1.15)%[5]
Net investment loss, net waiver/reimbursement[6]	(1.10)%	(0.92)%	(1.04)%[5]
Portfolio turnover rate	0.00%	41.81%	0.07%[4]

1  The Compass EMP Strategy Enhanced Volatility Weighted Fund Class T commenced operations on November 19, 2012.

2  Per share amounts calculated using average shares method.

3  Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions and does not reflect the impact of sales loads on Class T shares. Total return would have been higher or lower if certain expenses had not been reimbursed or waived.

4  Not annualized.

5  Annualized.

6  The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

See notes to financial statements.

Compass EMP Funds  Consolidated Financial Highlights

Selected data based on a share outstanding throughout each period

	Compass EMP Commodity Strategies Volatility Weighted Fund
	Class A
	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Period Ended June 30, 2013[1]
Net Asset Value, Beginning of Period	$9.78	$8.86	$10.00
Income (Loss) from Investment Operations:
Net investment loss[2]	(0.04)	(0.05)	(0.03)
Net realized and unrealized gain (loss) on investments	(1.75)	0.97	(1.11)
Total from Investment Operations	(1.79)	0.92	(1.14)
Less Distributions:
From net investment income	(0.97)	—	—
Total Distributions	(0.97)	—	—
Net Asset Value, End of Period	$7.02	$9.78	$8.86
Total Return[3]	(18.63)%	10.38%	(11.40)%[4]
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)	$6,135	$3,987	$3,309
Ratios to average net assets:
Expenses, before waiver/reimbursement[6]	1.73%	1.70%	1.53%[5]
Expenses, net waiver/reimbursement[6]	1.36%	1.40%	1.40%[5]
Net investment loss, before waiver/reimbursement[6]	(0.91)%	(0.82)%	(0.67)%[5]
Net investment loss, net waiver/reimbursement[6]	(0.54)%	(0.52)%	(0.54)%[5]
Portfolio turnover rate	0.00%	13.00%	0.18%[4]

1  The Compass EMP Commodity Strategies Volatility Weighted Fund Class A commenced operations on November 19, 2012.

2  Per share amounts calculated using average shares method.

3  Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions and does not reflect the impact of sales loads on Class A shares. Total return would have been higher or lower if certain expenses had not been reimbursed or waived.

4  Not annualized.

5  Annualized.

6  The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

See notes to financial statements.

Compass EMP Funds  Consolidated Financial Highlights — continued

Selected data based on a share outstanding throughout each period

	Compass EMP Commodity Strategies Volatility Weighted Fund
	Class C
	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Period Ended June 30, 2013[1]
Net Asset Value, Beginning of Period	$9.66	$8.82	$10.00
Income (Loss) from Investment Operations:
Net investment loss[2]	(0.10)	(0.12)	(0.07)
Net realized and unrealized gain (loss) on investments	(1.72)	0.96	(1.11)
Total from Investment Operations	(1.82)	0.84	(1.18)
Less Distributions:
From net investment income	(0.96)	—	—
Total Distributions	(0.96)	—	—
Net Asset Value, End of Period	$6.88	$9.66	$8.82
Total Return[3]	(19.28)%	9.52%	(11.80)%[4]
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)	$225	$186	$73
Ratios to average net assets:
Expenses, before waiver/reimbursement[6]	2.48%	2.45%	2.28%[5]
Expenses, net waiver/reimbursement[6]	2.11%	2.15%	2.15%[5]
Net investment loss, before waiver/reimbursement[6]	(1.66)%	(1.57)%	(1.42)%[5]
Net investment loss, net waiver/reimbursement[6]	(1.29)%	(1.27)%	(1.29)%[5]
Portfolio turnover rate	0.00%	13.00%	0.18%[4]

1  The Compass EMP Commodity Strategies Volatility Weighted Fund Class C commenced operations on November 19, 2012.

2  Per share amounts calculated using average shares method.

3  Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions. Total return would have been higher or lower if certain expenses had not been reimbursed or waived.

4  Not annualized.

5  Annualized.

6  The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

See notes to financial statements.

Compass EMP Funds  Consolidated Financial Highlights — continued

Selected data based on a share outstanding throughout each period

	Compass EMP Commodity Strategies Volatility Weighted Fund
	Class I
	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Period Ended June 30, 2013[1]
Net Asset Value, Beginning of Period	$9.82	$8.87	$10.00
Income (Loss) from Investment Operations:
Net investment loss[2]	(0.02)	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments	(1.76)	0.98	(1.11)
Total from Investment Operations	(1.78)	0.95	(1.13)
Less Distributions:
From net investment income	(0.99)	—	—
Total Distributions	(0.99)	—	—
Net Asset Value, End of Period	$7.05	$9.82	$8.87
Total Return[3]	(18.42)%	10.71%	(11.30)%[4]
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)	$5,849	$10,035	$6,379
Ratios to average net assets:
Expenses, before waiver/reimbursement[6]	1.48%	1.45%	1.28%[5]
Expenses, net waiver/reimbursement[6]	1.11%	1.15%	1.15%[5]
Net investment loss, before waiver/reimbursement[6]	(0.66)%	(0.57)%	(0.48)%[5]
Net investment loss, net waiver/reimbursement[6]	(0.29)%	(0.27)%	(0.35)%[5]
Portfolio turnover rate	0.00%	13.00%	0.18%[4]

1  The Compass EMP Commodity Strategies Volatility Weighted Fund Class I commenced operations on November 19, 2012.

2  Per share amounts calculated using average shares method.

3  Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions. Total return would have been higher or lower if certain expenses had not been reimbursed or waived.

4  Not annualized.

5  Annualized.

6  The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

See notes to financial statements.

Compass EMP Funds  Consolidated Financial Highlights — continued

Selected data based on a share outstanding throughout each period

	Compass EMP Commodity Strategies Volatility Weighted Fund
	Class T
	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Period Ended June 30, 2013[1]
Net Asset Value, Beginning of Period	$9.74	$8.85	$10.00
Income (Loss) from Investment Operations:
Net investment loss[2]	(0.06)	(0.07)	(0.05)
Net realized and unrealized gain (loss) on investments	(1.74)	0.96	(1.10)
Total from Investment Operations	(1.80)	0.89	(1.15)
Less Distributions:
From net investment income	(0.95)	—	—
Total Distributions	(0.95)	—	—
Net Asset Value, End of Period	$6.99	$9.74	$8.85
Total Return[3]	(18.84)%	10.06%	(11.50)%[4]
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)	$18	$20	$18
Ratios to average net assets:
Expenses, before waiver/reimbursement[6]	1.98%	1.95%	1.78%[5]
Expenses, net waiver/reimbursement[6]	1.61%	1.65%	1.65%[5]
Net investment loss, before waiver/reimbursement[6]	(1.16)%	(1.07)%	(0.91)%[5]
Net investment loss, net waiver/reimbursement[6]	(0.79)%	(0.77)%	(0.78)%[5]
Portfolio turnover rate	0.00%	13.00%	0.18%[4]

1  The Compass EMP Commodity Strategies Volatility Weighted Fund Class T commenced operations on November 19, 2012.

2  Per share amounts calculated using average shares method.

3  Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions and does not reflect the impact of sales loads on Class T shares. Total return would have been higher or lower if certain expenses had not been reimbursed or waived.

4  Not annualized.

5  Annualized.

6  The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

See notes to financial statements.

Compass EMP Funds  Financial Highlights

Selected data based on a share outstanding throughout each period

	Compass EMP Market Neutral Income Fund
	Class A
	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Period Ended June 30, 2013[1]
Net Asset Value, Beginning of Period	$9.84	$9.78	$10.00
Income (Loss) from Investment Operations:
Net investment income (loss)[2]	0.22	0.11	(0.01)
Net realized and unrealized gain (loss) on investments	(0.38)	0.00[7]	(0.21)
Total from Investment Operations	(0.16)	0.11	(0.22)
Less Distributions:
From net investment income	(0.21)	(0.05)	—
From net realized gains on investments	(0.06)	—	—
Total Distributions	(0.27)	(0.05)	—
Net Asset Value, End of Period	$9.41	$9.84	$9.78
Total Return[3]	(1.62)%	1.15%	(2.20)%[4]
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)	$31,313	$28,924	$11,648
Ratios to average net assets:
Expenses, before waiver/reimbursement[6]	1.27%	1.25%	1.35%[5]
Expenses, net waiver/reimbursement[6]	1.13%	1.15%	1.15%[5]
Net investment income (loss), before waiver/reimbursement[6]	2.09%	0.99%	(0.43)%[5]
Net investment income (loss), net waiver/reimbursement[6]	2.23%	1.09%	(0.23)%[5]
Portfolio turnover rate	134.72%	190.17%	0.08%[4]

1  The Compass EMP Market Nuetral Income Fund Class A commenced operations on November 19, 2012.

2  Per share amounts calculated using average shares method.

3  Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions and does not reflect the impact of sales loads on Class A shares. Total return would have been higher or lower if certain expenses had not been reimbursed or waived.

4  Not annualized.

5  Annualized.

6  The ratios of expenses to average net assets and net investment income/(loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

7  Amount represents less than $0.01 per share.

See notes to financial statements.

Compass EMP Funds  Financial Highlights — continued

Selected data based on a share outstanding throughout each period

	Compass EMP Market Neutral Income Fund
	Class C
	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Period Ended June 30, 2013[1]
Net Asset Value, Beginning of Period	$9.74	$9.74	$10.00
Income (Loss) from Investment Operations:
Net investment income (loss)[2]	0.14	0.01	(0.06)
Net realized and unrealized gain (loss) on investments	(0.38)	0.02	(0.20)
Total from Investment Operations	(0.24)	0.03	(0.26)
Less Distributions:
From net investment income	(0.08)	(0.03)	—
From net realized gains on investments	(0.06)	—	—
Total Distributions	(0.14)	(0.03)	—
Net Asset Value, End of Period	$9.36	$9.74	$9.74
Total Return[3]	(2.42)%	0.34%	(2.60)%[4]
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)	$385	$267	$137
Ratios to average net assets:
Expenses, before waiver/reimbursement[6]	2.02%	2.00%	2.10%[5]
Expenses, net waiver/reimbursement[6]	1.88%	1.90%	1.90%[5]
Net investment income (loss), before waiver/reimbursement[6]	1.29%	(0.04)%	(1.13)%[5]
Net investment income (loss), net waiver/reimbursement[6]	1.43%	0.06%	(0.93)%[5]
Portfolio turnover rate	134.72%	190.17%	0.08%[4]

1  The Compass EMP Market Nuetral Income Fund Class C commenced operations on November 19, 2012.

2  Per share amounts calculated using average shares method.

3  Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions. Total return would have been higher or lower if certain expenses had not been reimbursed or waived.

4  Not annualized.

5  Annualized.

6  The ratios of expenses to average net assets and net investment income/(loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

See notes to financial statements.

Compass EMP Funds  Financial Highlights — continued

Selected data based on a share outstanding throughout each period

	Compass EMP Market Neutral Income Fund
	Class I
	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Period Ended June 30, 2013[1]
Net Asset Value, Beginning of Period	$9.89	$9.81	$10.00
Income (Loss) from Investment Operations:
Net investment income[2]	0.23	0.10	0.00[3]
Net realized and unrealized gain (loss) on investments	(0.37)	0.04	(0.19)
Total from Investment Operations	(0.14)	0.14	(0.19)
Less Distributions:
From net investment income	(0.25)	(0.06)	—
From net realized gains on investments	(0.06)	—	—
Total Distributions	(0.31)	(0.06)	—
Net Asset Value, End of Period	$9.44	$9.89	$9.81
Total Return[4]	(1.41)%	1.44%	(1.90)%[5]
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)	$25,310	$33,773	$9,095
Ratios to average net assets:
Expenses, before waiver/reimbursement[7]	1.02%	1.00%	1.10%[6]
Expenses, net waiver/reimbursement[7]	0.88%	0.90%	0.90%[6]
Net investment income (loss), before waiver/reimbursement[7]	2.25%	0.87%	(0.20)%[6]
Net investment income, net waiver/reimbursement[7]	2.39%	0.97%	0.00%[6]
Portfolio turnover rate	134.72%	190.17%	0.08%[5]

1  The Compass EMP Market Nuetral Income Fund Class I commenced operations on November 19, 2012.

2  Per share amounts calculated using average shares method.

3  Amount represents less than $0.01 per share.

4  Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions. Total return would have been higher or lower if certain expenses had not been reimbursed or waived.

5  Not annualized.

6  Annualized.

7  The ratios of expenses to average net assets and net investment income/(loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

See notes to financial statements.

Compass EMP Funds  Financial Highlights — continued

Selected data based on a share outstanding throughout each period

	Compass EMP Market Neutral Income Fund
	Class T
	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Period Ended June 30, 2013[1]
Net Asset Value, Beginning of Period	$9.81	$9.77	$10.00
Income (Loss) from Investment Operations:
Net investment income (loss)[2]	0.19	0.06	(0.03)
Net realized and unrealized gain (loss) on investments	(0.37)	0.02	(0.20)
Total from Investment Operations	(0.18)	0.08	(0.23)
Less Distributions:
From net investment income	(0.17)	(0.04)	—
From net realized gains on investments	(0.06)	—	—
Total Distributions	(0.23)	(0.04)	—
Net Asset Value, End of Period	$9.40	$9.81	$9.77
Total Return[3]	(1.85)%	0.85%	(2.30)%[4]
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)	$73	$75	$34
Ratios to average net assets:
Expenses, before waiver/reimbursement[6]	1.52%	1.50%	1.60%[5]
Expenses, net waiver/reimbursement[6]	1.38%	1.40%	1.40%[5]
Net investment income (loss), before waiver/reimbursement[6]	1.82%	0.49%	(0.63)%[5]
Net investment income (loss), net waiver/reimbursement[6]	1.96%	0.59%	(0.43)%[5]
Portfolio turnover rate	134.72%	190.17%	0.08%[4]

1  The Compass EMP Market Nuetral Income Fund Class T commenced operations on November 19, 2012.

2  Per share amounts calculated using average shares method.

3  Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions and does not reflect the impact of sales loads on Class T shares. Total return would have been higher or lower if certain expenses had not been reimbursed or waived.

4  Not annualized.

5  Annualized.

6  The ratios of expenses to average net assets and net investment income/(loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

See notes to financial statements.

Compass EMP Funds  Financial Highlights

Selected data based on a share outstanding throughout each period

	Compass EMP Enhanced Fixed Income Fund
	Class A
	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Period Ended June 30, 2013[1]
Net Asset Value, Beginning of Period	$9.90	$9.71	$10.00
Income (Loss) from Investment Operations:
Net investment income (loss)[2]	(0.01)	0.00[7]	0.01
Net realized and unrealized gain (loss) on investments	0.12	0.19	(0.29)
Total from Investment Operations	0.11	0.19	(0.28)
Less Distributions:
From net investment income	—	(0.00)[7]	(0.01)
In excess of net investment income	(0.16)	—	—
Total Distributions	(0.16)	(0.00)	(0.01)
Net Asset Value, End of Period	$9.85	$9.90	$9.71
Total Return[3]	1.05%	2.00%	(2.76)%[4]
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)	$16,438	$30,145	$36,826
Ratios to average net assets:
Expenses, before waiver/reimbursement[6]	0.98%	0.94%	1.02%[5]
Expenses, net waiver/reimbursement[6]	0.84%	0.85%	0.85%[5]
Net investment income (loss), before waiver/reimbursement[6]	(0.24)%	(0.06)%	0.06%[5]
Net investment income (loss), net waiver/reimbursement[6]	(0.10)%	0.03%	0.23%[5]
Portfolio turnover rate	0.00%	26.52%	0.04%[4]

1  The Compass EMP Enhanced Fixed Income Fund Class A commenced operations on November 19, 2012.

2  Per share amounts calculated using average shares method.

3  Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions and does not reflect the impact of sales loads on Class A shares. Total return would have been higher or lower if certain expenses had not been reimbursed or waived.

4  Not annualized.

5  Annualized.

6  The ratios of expenses to average net assets and net investment income/(loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

7  Amount represents less than $0.01 per share.

See notes to financial statements.

Compass EMP Funds  Financial Highlights — continued

Selected data based on a share outstanding throughout each period

	Compass EMP Enhanced Fixed Income Fund
	Class C
	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Period Ended June 30, 2013[1]
Net Asset Value, Beginning of Period	$9.80	$9.68	$10.00
Income (Loss) from Investment Operations:
Net investment loss[2]	(0.08)	(0.07)	(0.03)
Net realized and unrealized gain (loss) on investments	0.11	0.19	(0.28)
Total from Investment Operations	0.03	0.12	(0.31)
Less Distributions:
From net investment income	—	—	(0.01)
In excess of net investment income	(0.12)	—	—
Total Distributions	(0.12)	—	(0.01)
Net Asset Value, End of Period	$9.71	$9.80	$9.68
Total Return[3]	0.31%	1.24%	(3.15)%[4]
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)	$575	$404	$282
Ratios to average net assets:
Expenses, before waiver/reimbursement[6]	1.73%	1.69%	1.77%[5]
Expenses, net waiver/reimbursement[6]	1.59%	1.60%	1.60%[5]
Net investment loss, before waiver/reimbursement[6]	(0.99)%	(0.81)%	(0.58)%[5]
Net investment loss, net waiver/reimbursement[6]	(0.85)%	(0.72)%	(0.41)%[5]
Portfolio turnover rate	0.00%	26.52%	0.04%[4]

1  The Compass EMP Enhanced Fixed Income Fund Class C commenced operations on November 19, 2012.

2  Per share amounts calculated using average shares method.

3  Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions. Total return would have been higher or lower if certain expenses had not been reimbursed or waived.

4  Not annualized.

5  Annualized.

6  The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
See notes to financial statements.

Compass EMP Funds  Financial Highlights — continued

Selected data based on a share outstanding throughout each period

	Compass EMP Enhanced Fixed Income Fund
	Class I
	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Period Ended June 30, 2013[1]
Net Asset Value, Beginning of Period	$9.91	$9.72	$10.00
Income (Loss) from Investment Operations:
Net investment income[2]	0.01	0.03	0.03
Net realized and unrealized gain (loss) on investments	0.13	0.19	(0.29)
Total from Investment Operations	0.14	0.22	(0.26)
Less Distributions:
From net investment income	—	(0.03)	(0.02)
In excess of net investment income	(0.17)	—	—
Total Distributions	(0.17)	(0.03)	(0.02)
Net Asset Value, End of Period	$9.88	$9.91	$9.72
Total Return[3]	1.39%	2.25%	(2.60)%[4]
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)	$4,970	$18,139	$1
Ratios to average net assets:
Expenses, before waiver/reimbursement[6]	0.73%	0.69%	0.77%[5]
Expenses, net waiver/reimbursement[6]	0.59%	0.60%	0.60%[5]
Net investment income, before waiver/reimbursement[6]	0.01%	0.19%	0.31%[5]
Net investment income, net waiver/reimbursement[6]	0.15%	0.28%	0.48%[5]
Portfolio turnover rate	0.00%	26.52%	0.04%[4]

1  The Compass EMP Enhanced Fixed Income Fund Class I commenced operations on November 19, 2012.

2  Per share amounts calculated using average shares method.

3  Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions. Total return would have been higher or lower if certain expenses had not been reimbursed or waived.

4  Not annualized.

5  Annualized.

6  The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

See notes to financial statements.

Compass EMP Funds  Financial Highlights — continued

Selected data based on a share outstanding throughout each period

	Compass EMP Enhanced Fixed Income Fund
	Class T
	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Period Ended June 30, 2013[1]
Net Asset Value, Beginning of Period	$9.88	$9.71	$10.00
Income (Loss) from Investment Operations:
Net investment income (loss)[2]	(0.03)	(0.02)	0.01
Net realized and unrealized gain (loss) on investments	0.10	0.19	(0.29)
Total from Investment Operations	0.07	0.17	(0.28)
Less Distributions:
From net investment income	—	(0.00)[7]	(0.01)
In excess of net investment income	(0.14)	—	—
Total Distributions	(0.14)	(0.00)	(0.01)
Net Asset Value, End of Period	$9.81	$9.88	$9.71
Total Return[3]	0.73%	1.76%	(2.80)%[4]
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)	$281	$246	$102
Ratios to average net assets:
Expenses, before waiver/reimbursement[6]	1.23%	1.19%	1.27%[5]
Expenses, net waiver/reimbursement[6]	1.09%	1.10%	1.10%[5]
Net investment loss, before waiver/reimbursement[6]	(0.49)%	(0.31)%	(0.08)%[5]
Net investment income (loss), net waiver/reimbursement[6]	(0.35)%	(0.22)%	0.09%[5]
Portfolio turnover rate	0.00%	26.52%	0.04%[4]

1  The Compass EMP Enhanced Fixed Income Fund Class T commenced operations on November 19, 2012.

2  Per share amounts calculated using average shares method.

3  Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions and does not reflect the impact of sales loads on Class T shares. Total return would have been higher or lower if certain expenses had not been reimbursed or waived.

4  Not annualized.

5  Annualized.

6  The ratios of expenses to average net assets and net investment income/(loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

7  Amount represents less than $0.01 per share.

See notes to financial statements.

Compass EMP Funds  Financial Highlights

Selected data based on a share outstanding throughout each period

	Compass EMP Ultra Short-Term Fixed Income Fund
	Class A
	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Period Ended June 30, 2013[1]
Net Asset Value, Beginning of Period	$10.00	$10.00	$10.00
Income from Investment Operations:
Net investment income[2]	0.03	0.03	0.03
Net realized and unrealized gain on investments	0.01	0.00[6]	0.00[6]
Total from Investment Operations	0.04	0.03	0.03
Less Distributions:
From net investment income	(0.04)	(0.03)	(0.03)
From net realized gains on investments	(0.00)[6]	—	—
Total Distributions	(0.04)	(0.03)	(0.03)
Net Asset Value, End of Period	$10.00	$10.00	$10.00
Total Return[3]	0.39%	0.30%	0.25%[4]
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)	$4,283	$5,965	$5,161
Ratios to average net assets:
Expenses, before waiver/reimbursement	0.94%	0.96%	1.06%[5]
Expenses, net waiver/reimbursement	0.50%	0.50%	0.55%[5]
Net investment loss, before waiver/ reimbursement	(0.09)%	(0.14)%	(0.06)%[5]
Net investment income, net waiver/ reimbursement	0.35%	0.32%	0.45%[5]
Portfolio turnover rate	0%	0%	0%[4]

1  The Compass EMP Ultra Short-Term Fixed Income Fund Class A commenced operations on November 19, 2012.

2  Per share amounts calculated using average shares method.

3  Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions and does not reflect the impact of sales loads on Class A shares. Total return would have been higher or lower if certain expenses had not been reimbursed or waived.

4  Not annualized.

5  Annualized.

6  Amount represents less than $0.01 per share.

See notes to financial statements.

Compass EMP Funds  Financial Highlights — continued

Selected data based on a share outstanding throughout each period

	Compass EMP Ultra Short-Term Fixed Income Fund
	Class I
	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Period Ended June 30, 2013[1]
Net Asset Value, Beginning of Period	$10.00	$10.00	$10.00
Income from Investment Operations:
Net investment income[2]	0.06	0.06	0.03
Net realized and unrealized gain on investments[6]	0.00	0.00	0.00
Total from Investment Operations	0.06	0.06	0.03
Less Distributions:
From net investment income	(0.06)	(0.06)	(0.03)
From net realized gains on investments	(0.00)[6]	—	—
Total Distributions	(0.06)	(0.06)	(0.03)
Net Asset Value, End of Period	$10.00	$10.00	$10.00
Total Return[3]	0.64%	0.61%	0.40%[4]
Ratios/Supplemental Data:
Net Assets, end of period (in 000's)	$10,334	$10,846	$4,642
Ratios to average net assets:
Expenses, before waiver/reimbursement	0.69%	0.71%	0.81%[5]
Expenses, net waiver/reimbursement	0.25%	0.25%	0.30%[5]
Net investment income, before waiver/ reimbursement	0.16%	0.11%	0.25%[5]
Net investment income, net waiver/ reimbursement	0.60%	0.57%	0.76%[5]
Portfolio turnover rate	0%	0%	0%[4]

1  The Compass EMP Ultra Short-Term Fixed Income Fund Class I commenced operations on November 19, 2012.

2  Per share amounts calculated using average shares method.

3  Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions. Total return would have been higher or lower if certain expenses had not been reimbursed or waived.

4  Not annualized.

5  Annualized.

6  Amount represents less than $0.01 per share.

See notes to financial statements.

Compass EMP Funds  Financial Highlights

Selected data based on a share outstanding throughout each period

	Compass EMP Multi-Asset Balanced Fund
	Class A
	For the Year Ended June 30, 2015	For the Seven Months Period Ended June 30, 2014	For the Year Ended November 30, 2013[1]	For the Year Ended November 30, 2012[1]	For the Year Ended November 30, 2011[1]	For the Five Month Period Ended November 30, 2010
Net Asset Value, Beginning of Period	$12.45	$12.70	$12.36	$12.18	$12.64	$11.86
Income (Loss) from Investment Operations:
Net investment income	0.36[2]	0.14[2]	0.04[2]	0.01[2]	0.12	0.02
Net realized and unrealized gain (loss) on investments	(0.40)	0.45	0.84	0.24	0.07[3]	0.78
Total from Investment Operations	(0.04)	0.59	0.88	0.25	0.19	0.80
Less Distributions:
Net investment income	(0.25)	—	(0.16)	—	(0.10)	(0.02)
Net realized gains	(0.14)	(0.84)	(0.38)	(0.07)	(0.55)	—
Total Distributions	(0.39)	(0.84)	(0.54)	(0.07)	(0.65)	(0.02)
Paid in capital from redemption fees	—	—	—	0.00[4]	0.00[4]	0.00[4]
Net Asset Value, End of Period	$12.02	$12.45	$12.70	$12.36	$12.18	$12.64
Total Return[5]	(0.29)%[9]	5.10%[8]	7.36%	2.03%	1.40%	6.73%[8]
Ratios/Supplemental Data:
Net Assets, end of period (in 000s)	$20,441	$82,534	$77,160	$87,255	$75,842	$35,516
Ratios of expenses to average net assets:
Before fees waived and expenses absorbed/recouped[6]	0.50%	0.49%[7]	1.08%	1.13%	1.22%	1.32%[7]
After fees waived and expenses absorbed/recouped[6]	0.50%	0.50%[7]	0.92%	1.15%	1.15%	1.15%[7]
Ratios of net investment income to average net assets:
Before fees waived and expenses absorbed/recouped[6]	2.91%	1.94%[7]	0.13%	0.08%	0.61%	0.22%[7]
After fees waived and expenses absorbed/recouped[6]	2.91%	1.93%[7]	0.29%	0.06%	0.68%	0.39%[7]
Portfolio turnover rate	22.46%	12%[8]	111%	58%	235%	16%[8]

1  The period includes the consolidation of a wholly owned subsidiary.

2  Per share amounts calculated using the average shares method.

3  Realized and unrealized gain per share does not correlate to the aggregate of the net realized and unrealized gains on the Consolidated Statements of Operations for the year ended November 30, 2011, primarily due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.

4  Redemption fees resulted in less than $0.01 per share.

5  Aggregate total return, not annualized. Total return in the above table represents the rate that the investor would have earned or lost in an investment in the Fund assuming reinvestment of dividends. Total return does not reflect the impact of sales charges.

6  These ratios exclude the impact of the expenses of the other investment companies in which the Fund invests.

7  Annualized.

8  Not annualized.

9  Had the Advisor not reimbursed the trade error, total return would have been (0.45)%.

See notes to financial statements.

Compass EMP Funds  Financial Highlights — continued

Selected data based on a share outstanding throughout each period

	Compass EMP Multi-Asset Balanced Fund
	Class C
	For the Year Ended June 30, 2015	For the Seven Month Period Ended June 30, 2014	For the Year Ended November 30, 2013[1]	For the Year Ended November 30, 2012[1]	For the Year Ended November 30, 2011[1]	For the Five Month Period Ended November 30, 2010
Net Asset Value, Beginning of Period	$12.18	$12.50	$12.13	$12.05	$12.58	$11.82
Income (Loss) from Investment Operations:
Net investment income (loss)	0.20[2]	0.09[2]	(0.05)[2]	(0.09)[2]	0.04	(0.02)
Net realized and unrealized gain (loss)	(0.33)	0.43	0.83	0.24	0.06[3]	0.78
Total from Investment Operations	(0.13)	0.52	0.78	0.15	0.10	0.76
Less Distributions:
Net investment income	(0.15)	—	(0.03)	—	(0.08)	—
Net realized gains	(0.14)	(0.84)	(0.38)	(0.07)	(0.55)	—
Total Distributions	(0.29)	(0.84)	(0.41)	(0.07)	(0.63)	—
Paid in capital from redemption fees	—	—	—	0.00[4]	0.00[4]	0.00[4]
Net Asset Value, End of Period	$11.76	$12.18	$12.50	$12.13	$12.05	$12.58
Total Return[5]	(1.01)%[9]	4.59%[8]	6.64%	1.22%	0.65%	6.43%[8]
Ratios/Supplemental Data:
Net Assets, end of period (in 000s)	$11,977	$14,559	$16,455	$24,847	$21,383	$10,691
Ratios of expenses to average net assets:
Before fees waived and expenses absorbed/recouped[6]	1.25%	1.24%[7]	1.83%	1.88%	1.97%	2.07%[7]
After fees waived and expenses absorbed/recouped[6]	1.25%	1.25%[7]	1.67%	1.90%	1.90%	1.90%[7]
Ratios of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/recouped[6]	1.67%	1.34%[7]	(0.62)%	(0.67)%	(0.13)%	(0.53)%[7]
After fees waived and expenses absorbed/recouped[6]	1.67%	1.33%[7]	(0.46)%	(0.69)%	(0.06)%	(0.36)%[7]
Portfolio turnover rate	22.46%	12%[8]	111%	58%	235%	16%[8]

1  The period includes the consolidation of a wholly owned subsidiary.

2  Per share amounts calculated using the average shares method.

3  Realized and unrealized gain per share does not correlate to the aggregate of the net realized and unrealized gains on the Consolidated Statements of Operations for the year ended November 30, 2011, primarily due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.

4  Redemption fees resulted in less than $0.01 per share.

5  Aggregate total return, not annualized. Total return in the above table represents the rate that the investor would have earned or lost in an investment in the Fund assuming reinvestment of dividends. Total return does not reflect the impact of sales charges.

6  These ratios exclude the impact of the expenses of the other investment companies in which the Fund invests.

7  Annualized.

8  Not annualized.

9  Had the Advisor not reimbursed the trade error, total return would have been (1.18)%

See notes to financial statements.

Compass EMP Funds  Financial Highlights — continued

Selected data based on a share outstanding throughout each period

	Compass EMP Multi-Asset Balanced Fund
	Class T
	For the Year Ended June 30, 2015	For the Seven Month Period Ended June 30, 2014	For the Year Ended November 30, 2013[1]	For the Year Ended November 30, 2012[1]	For the Year Ended November 30, 2011[1]	For the Five Month Period Ended November 30, 2010
Net Asset Value, Beginning of Period	$12.39	$12.67	$12.27	$12.12	$12.61	$11.84
Income (Loss) from Investment Operations:
Net investment income (loss)	0.26[2]	0.12[2]	0.01[2]	(0.02)[2]	0.08	0.01
Net realized and unrealized gain (loss)	(0.33)	0.44	0.84	0.24	0.07[3]	0.77
Total from Investment Operations	(0.07)	0.56	0.85	0.22	0.15	0.78
Less Distributions:
Net investment income	(0.21)	—	(0.07)	—	(0.09)	(0.01)
Net realized gains	(0.14)	(0.84)	(0.38)	(0.07)	(0.55)	—
Total Distributions	(0.35)	(0.84)	(0.45)	(0.07)	(0.64)	(0.01)
Paid in capital from redemption fees	—	—	—	0.00[4]	0.00[4]	0.00[4]
Net Asset Value, End of Period	$11.97	$12.39	$12.67	$12.27	$12.12	$12.61
Total Return[5]	(0.51)%[9]	4.86%[8]	7.14%	1.79%	1.10%	6.60%[8]
Ratios/Supplemental Data:
Net Assets, end of period (in 000s)	$7,409	$9,399	$10,502	$13,585	$13,513	$7,939
Ratios of expenses to average net assets:
Before fees waived and expenses absorbed/recouped[6]	0.75%	0.74%[7]	1.33%	1.38%	1.47%	1.57%[7]
After fees waived and expenses absorbed/recouped[6]	0.75%	0.75%[7]	1.17%	1.40%	1.40%	1.40%[7]
Ratios of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/recouped[6]	2.13%	1.76%[7]	(0.12)%	(0.17)%	0.41%	(0.03)%[7]
After fees waived and expenses absorbed/recouped[6]	2.13%	1.75%[7]	0.04%	(0.19)%	0.48%	0.14%[7]
Portfolio turnover rate	22.46%	12%[8]	111%	58%	235%	16%[8]

1  The period includes the consolidation of a wholly owned subsidiary.

2  Per share amounts calculated using the average shares method.

3  Realized and unrealized gain per share does not correlate to the aggregate of the net realized and unrealized gains on the Consolidated Statements of Operations for the year ended November 30, 2011, primarily due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.

4  Redemption fees resulted in less than $0.01 per share.

5  Aggregate total return, not annualized. Total return in the above table represents the rate that the investor would have earned or lost in an investment in the Fund assuming reinvestment of dividends. Total return does not reflect the impact of sales charges.

6  These ratios exclude the impact of the expenses of the other investment companies in which the Fund invests.

7  Annualized.

8  Not annualized.

9  Had the Advisor not reimbursed the trade error, total return would have been (0.68)%.

See notes to financial statements.

Compass EMP Funds  Financial Highlights

Selected data based on a share outstanding throughout each period

	Compass EMP Multi-Asset Growth Fund
	Class A
	For the Year Ended June 30, 2015	For the Seven Month Period Ended June 30, 2014	For the Year Ended November 30, 2013[1]	For the Year Ended November 30, 2012[1]	For the Year Ended November 30, 2011[1]	For the Five Month Period Ended November 30, 2010
Net Asset Value, Beginning of Period	$12.54	$13.97	$11.66	$11.98	$12.80	$11.38
Income (Loss) from Investment Operations:
Net investment income (loss)	0.41[2]	0.26[2]	0.08[2]	(0.03)[2]	0.10	(0.03)
Net realized and unrealized gain (loss)	(0.41)	0.61	2.23	(0.29)	(0.04)	1.45
Total from Investment Operations	—	0.87	2.31	(0.32)	0.06	1.42
Less Distributions:
Net investment income	(0.28)	(0.35)	—	—	(0.10)	—
Net realized gains	(0.44)	(1.95)	—	—	(0.78)	—
Total Distributions	(0.72)	(2.30)	—	—	(0.88)	—
Paid in capital from redemption fees	—	—	—	0.00[3]	0.00[3]	0.00[3]
Net Asset Value, End of Period	$11.82	$12.54	$13.97	$11.66	$11.98	$12.80
Total Return[4]	0.22%[8]	7.82%[7]	19.81%	2.67%#	0.08%	12.48%[7]
Ratios/Supplemental Data:
Net Assets, end of period (in 000s)	$6,022	$44,095	$46,693	$48,959	$54,198	$15,832
Ratios of expenses to average net assets:
Before fees waived and expenses absorbed[5]	0.54%	0.56%[6]	1.09%	1.51%	1.68%	1.93%[6]
After fees waived and expenses absorbed[5]	0.50%	0.50%[6]	1.09%	1.45%	1.45%	1.45%[6]
Ratios of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed[5]	3.35%	3.63%[6]	0.58%	(0.28)%	0.03%	(1.12)%[6]
After fees waived and expenses absorbed[5]	3.39%	3.69%[6]	0.58%	(0.22)%	0.26%	(0.64)%[6]
Portfolio turnover rate	32.26%	4%[7]	151%	108%	341%	31%[7]

1  The period includes the consolidation of a wholly owned subsidiary.

2  Per share amounts calculated using the average shares method.

3  Redemption fees resulted in less than $0.01 per share.

4  Aggregate total return, not annualized. Total return in the above table represents the rate that the investor would have earned or lost in an investment in the Fund assuming reinvestment of dividends. Total return does not reflect the impact of sales charges.

5  These ratios exclude the impact of the expenses of the other investment companies in which the Fund invests.

6  Annualized.

7  Not annualized.

8  Had the Advisor not reimbursed the trade error, total return would have been (0.20)%.

#  Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See notes to financial statements.

Compass EMP Funds  Financial Highlights — continued

Selected data based on a share outstanding throughout each period

	Compass EMP Multi-Asset Growth Fund
	Class C
	For the Year Ended June 30, 2015	For the Seven Month Period Ended June 30, 2014	For the Year Ended November 30, 2013[1]	For the Year Ended November 30, 2012[1]	For the Year Ended November 30, 2011[1]	For the Five Month Period Ended November 30, 2010
Net Asset Value, Beginning of Period	$12.15	$13.55	$11.40	$11.80	$12.65	$11.28
Income (Loss) from Investment Operations:
Net investment income (loss)	0.20[2]	0.19[2]	(0.02)[2]	(0.11)[2]	(0.02)	(0.07)
Net realized and unrealized gain (loss)	(0.29)	0.61	2.17	(0.29)	(0.02)	1.44
Total from Investment Operations	(0.09)	0.80	2.15	(0.40)	(0.04)	1.37
Less Distributions:
Net investment income	(0.19)	(0.25)	—	—	(0.03)	—
Net realized gains	(0.44)	(1.95)	—	—	(0.78)	—
Total Distributions	(0.63)	(2.20)	—	—	(0.81)	—
Paid in capital from redemption fees	—	—	—	0.00[3]	0.00[3]	0.00[3]
Net Asset Value, End of Period	$11.43	$12.15	$13.55	$11.40	$11.80	$12.65
Total Return[4]	(0.58)%[8]	7.36%[7]	18.86%	(3.39)%#	(0.71)%	12.15%[7]
Ratios/Supplemental Data:
Net Assets, end of period (in 000s)	$4,934	$6,913	$5,787	$7,480	$7,432	$4,085
Ratios of expenses to average net assets:
Before fees waived and expenses absorbed[5]	1.29%	1.31%[6]	1.84%	2.26%	2.43%	2.68%[6]
After fees waived and expenses absorbed[5]	1.25%	1.25%[6]	1.84%	2.20%	2.20%	2.20%[6]
Ratios of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed[5]	1.71%	2.88%[6]	(0.16)%	(1.03)%	(0.57)%	(1.87)%[6]
After fees waived and expenses absorbed[5]	1.75%	2.94%[6]	(0.16)%	(0.97)%	(0.34)%	(1.39)%[6]
Portfolio turnover rate	32.26%	4%[7]	151%	108%	341%	31%[7]

1  The period includes the consolidation of a wholly owned subsidiary.

2  Per share amounts calculated using the average shares method.

3  Redemption fees resulted in less than $0.01 per share.

4  Aggregate total return, not annualized. Total return in the above table represents the rate that the investor would have earned or lost in an investment in the Fund assuming reinvestment of dividends. Total return does not reflect the impact of sales charges.

5  These ratios exclude the impact of the expenses of the other investment companies in which the Fund invests.

6  Annualized.

7  Not annualized.

8  Had the Advisor not reimbursed the trade error, total return would have been (1.02)%.

#  Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See notes to financial statements.

Compass EMP Funds  Financial Highlights — continued

Selected data based on a share outstanding throughout each period

	Compass EMP Multi-Asset Growth Fund
	Class T
	For the Year Ended June 30, 2015	For the Seven Month Period Ended June 30, 2014	For the Year Ended November 30, 2013[1]	For the Year Ended November 30, 2012[1]	For the Year Ended November 30, 2011[1]	For the Five Month Period Ended November 30, 2010
Net Asset Value, Beginning of Period	$12.38	$13.81	$11.56	$11.90	$12.76	$11.36
Income (Loss) from Investment Operations:
Net investment income (loss)	0.28[2]	0.23[2]	0.04[2]	(0.05)[2]	0.08	(0.04)
Net realized and unrealized gain (loss)	(0.30)	0.62	2.21	(0.29)	(0.05)	1.44
Total from Investment Operations	(0.02)	0.85	2.25	(0.34)	0.03	1.40
Less Distributions:
Net investment income	(0.25)	(0.33)	—	—	(0.11)	—
Net realized gains	(0.44)	(1.95)	—	—	(0.78)	—
Total Distributions	(0.69)	(2.28)	—	—	(0.89)	—
Paid in capital from redemption fees	—	—	—	0.00[3]	0.00[3]	0.00[3]
Net Asset Value, End of Period	$11.67	$12.38	$13.81	$11.56	$11.90	$12.76
Total Return[4]	0.05%[8]	7.65%[7]	19.46%#	(2.86)%#	(0.23)%	12.32%[7]
Ratios/Supplemental Data:
Net Assets, end of period (in 000s)	$3,659	$3,990	$3,600	$3,532	$3,533	$932
Ratios of expenses to average net assets:
Before fees waived and expenses absorbed[5]	0.79%	0.81%[6]	1.34%	1.76%	1.93%	2.18%[6]
After fees waived and expenses absorbed[5]	0.75%	0.75%[6]	1.34%	1.70%	1.70%	1.70%[6]
Ratios of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed[5]	2.27%	3.38%[6]	0.31%	(0.53)%	(0.23)%	(1.37)%[6]
After fees waived and expenses absorbed[5]	2.31%	3.44%[6]	0.31%	(0.47)%	0.00%	(0.89)%[6]
Portfolio turnover rate	32.26%	4%[7]	151%	108%	341%	31%[7]

1  The period includes the consolidation of a wholly owned subsidiary.

2  Per share amounts calculated using the average shares method.

3  Redemption fees resulted in less than $0.01 per share.

4  Aggregate total return, not annualized. Total return in the above table represents the rate that the investor would have earned or lost in an investment in the Fund assuming reinvestment of dividends. Total return does not reflect the impact of sales charges.

5  These ratios exclude the impact of the expenses of the other investment companies in which the Fund invests.

6  Annualized.

7  Not annualized.

8  Had the Advisor not reimbursed the trade error, total return would have been (0.38)%.

#  Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See notes to financial statements.

Compass EMP Funds  Financial Highlights

Selected data based on a share outstanding throughout each period

	Compass EMP Alternative Strategies Fund
	Class A
	For the Year Ended June 30, 2015	For the Seven Month Period Ended June 30, 2014	For the Year Ended November 30, 2013[1]	For the Year Ended November 30, 2012[1]	For the Year Ended November 30, 2011[1]	For the Five Month Period Ended November 30, 2010
Net Asset Value, Beginning of Period	$10.58	$10.07	$9.69	$10.28	$10.37	$9.46
Income (Loss) from Investment Operations:
Net investment income (loss)	0.27[2]	0.06[2]	(0.02)[2]	(0.07)[2]	(0.01)	(0.02)
Net realized and unrealized gain (loss)	(0.47)	0.45	0.40	(0.52)	0.03[3]	0.93
Total from Investment Operations	(0.20)	0.51	0.38	(0.59)	0.02	0.91
Less Distributions:
Net investment income	(0.24)	—	—	—	—	—
Return of capital	—	—	—	—	(0.11)	—
Total Distributions	(0.24)	—	—	—	(0.11)	—
Paid in capital from redemption fees	—	—	—	0.00[5]	0.00[5]	0.00[5]
Net Asset Value, End of Period	$10.14	$10.58	$10.07	$9.69	$10.28	$10.37
Total Return[6]	(1.88)%	5.06%[9]	3.92%	(5.74)%	0.17%	9.62%[9]
Ratios/Supplemental Data:
Net Assets, end of period (in 000s)	$32,275	$51,003	$59,079	$118,926	$187,460	$4,776
Ratios of expenses to average net assets:
Before fees waived and expenses absorbed/recouped[7]	0.56%	0.59%[8]	1.19%	1.37%	1.45%	4.21%[8]
After fees waived and expenses absorbed/recouped[7]	0.50%	0.50%[8]	1.19%	1.41%	1.45%	1.45%[8]
Ratios of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/recouped[7]	2.58%	0.94%[8]	(0.25)%	(0.67)%	(0.10)%	(3.51)%[8]
After fees waived and expenses absorbed/recouped[7]	2.64%	1.03%[8]	(0.25)%	(0.71)%	(0.10)%	(0.75)%[8]
Portfolio turnover rate	10.61%	49%[9]	153%	137%	278%	24%[9]

1  The period does not include the consolidation of the wholly owned subsidiary.

2  Per share amounts calculated using the average shares method.

3  Realized and unrealized gain per share does not correlate to the aggregate of the net realized and unrealized gains on the Consolidated Statements of Operations for the year ended November 30, 2011, primarily due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.

4  Net investment income resulted in less than $0.01 per share

5  Redemption fees resulted in less than $0.01 per share.

6  Aggregate total return, not annualized. Total return in the above table represents the rate that the investor would have earned or lost in an investment in the Fund assuming reinvestment of dividends. Total return does not reflect the impact of sales charges.

7  These ratios exclude the impact of the expenses of the other investment companies in which the Fund invests.

8  Annualized.

9  Not annualized.

See notes to financial statements.

Compass EMP Funds  Financial Highlights — continued

Selected data based on a share outstanding throughout each period

	Compass EMP Alternative Strategies Fund
	Class C
	For the Year Ended June 30, 2015	For the Seven Month Period Ended June 30, 2014	For the Year Ended November 30, 2013[1]	For the Year Ended November 30, 2012[1]	For the Year Ended November 30, 2011[1]	For the Five Month Period Ended November 30, 2010
Net Asset Value, Beginning of Period	$10.27	$9.82	$9.51	$10.17	$10.29	$9.41
Income (Loss) from Investment Operations:
Net investment income (loss)	0.18[2]	0.02[2]	(0.09)[2]	(0.15)[2]	(0.04)	(0.05)
Net realized and unrealized gain (loss)	(0.45)	0.43	0.40	(0.51)	(0.02)	0.93
Total from Investment Operations	(0.27)	0.45	0.31	(0.66)	(0.06)	0.88
Less Distributions:
Net investment income	(0.15)	—	—	—	—	—
Return of capital	—	—	—	—	(0.06)	—
Total Distributions	(0.15)	—	—	—	(0.06)	—
Paid in capital from redemption fees	—	—	—	0.00[3]	0.00[3]	0.00[3]
Net Asset Value, End of Period	$9.85	$10.27	$9.82	$9.51	$10.17	$10.29
Total Return[4]	(2.65)%	4.58%[7]	3.26%	(6.49)%	(0.61)%	9.35%[7]
Ratios/Supplemental Data:
Net Assets, end of period (in 000s)	$6,778	$9,581	$12,918	$24,340	$23,893	$1,183
Ratios of expenses to average net assets:
Before fees waived and expenses absorbed/recouped[5]	1.31%	1.34%[6]	1.94%	2.12%	2.20%	4.96%[6]
After fees waived and expenses absorbed/recouped[5]	1.25%	1.25%[6]	1.94%	2.16%	2.20%	2.20%[6]
Ratios of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/recouped[5]	1.75%	0.22%[6]	(1.00)%	(1.42)%	(1.05)%	(4.26)%[6]
After fees waived and expenses absorbed/recouped[5]	1.81%	0.31%[6]	(1.00)%	(1.46)%	(1.05)%	(1.50)%[6]
Portfolio turnover rate	10.61%	49%[7]	153%	137%	278%	24%[7]

1  The period includes the consolidation of a wholly owned subsidiary.

2  Per share amounts calculated using the average shares method.

3  Redemption fees resulted in less than $0.01 per share.

4  Aggregate total return, not annualized. Total return in the above table represents the rate that the investor would have earned or lost in an investment in the Fund assuming reinvestment of dividends.

5  These ratios exclude the impact of the expenses of the other investment companies in which the Fund invests.

6  Annualized.

7  Not annualized.

See notes to financial statements.

Compass EMP Funds  Financial Highlights — continued

Selected data based on a share outstanding throughout each period

	Compass EMP Alternative Strategies Fund
	Class T
	For the Year Ended June 30, 2015	For the Seven Month Period Ended June 30, 2014	For the Year Ended November 30, 2013[1]	For the Year Ended November 30, 2012[1]	For the Year Ended November 30, 2011[1]	For the Five Month Period Ended November 30, 2010
Net Asset Value, Beginning of Period	$10.47	$9.98	$9.62	$10.24	$10.34	$9.44
Income (Loss) from Investment Operations:
Net investment income (loss)	0.24[2]	0.05[2]	(0.04)[2]	(0.04)[2]	(0.02)	(0.03)
Net realized and unrealized gain (loss)	(0.46)	0.44	0.40	(0.58)	0.02[3]	0.93
Total from Investment Operations	(0.22)	0.49	0.36	(0.62)	—	0.90
Less Distributions:
Net investment income	(0.22)	—	—	—	—	—
Return of capital	—	—	—	—	(0.10)	—
Total Distributions	(0.22)	—	—	—	(0.10)	—
Paid in capital from redemption fees	—	—	—	0.00[5]	0.00[5]	0.00[5]
Net Asset Value, End of Period	$10.03	$10.47	$9.98	$9.62	$10.24	$10.34
Total Return[6]	(2.12)%	4.91%[9]	3.74%	(6.06)%	(0.07)%	9.53%[9]
Ratios/Supplemental Data:
Net Assets, end of period (in 000s)	$2,399	$2,549	$2,585	$3,912	$3,132	$118
Ratios of expenses to average net assets:
Before fees waived and expenses absorbed/recouped[7]	0.81%	0.84%[8]	1.37%	1.62%	1.70%	4.46%[8]
After fees waived and expenses absorbed/recouped[7]	0.75%	0.75%[8]	1.37%	1.66%	1.70%	1.70%[8]
Ratios of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/recouped[7]	2.32%	0.69%[8]	(0.50)%	(0.92)%	(0.55)%	(3.76)%[8]
After fees waived and expenses absorbed/recouped[7]	2.38%	0.78%[8]	(0.50)%	(0.96)%	(0.55)%	(1.00)%[8]
Portfolio turnover rate	10.61%	49%[9]	153%	137%	278%	24%[9]

1  The period includes the consolidation of a wholly owned subsidiary.

2  Per share amounts calculated using the average shares method.

3  Realized and unrealized gain per share does not correlate to the aggregate of the net realized and unrealized gains on the Consolidated Statements of Operations for the year ended November 30, 2011, primarily due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.

4  Net investment loss resulted in less than $0.01 per share.

5  Redemption fees resulted in less than $0.01 per share.

6  Aggregate total return, not annualized. Total return in the above table represents the rate that the investor would have earned or lost in an investment in the Fund assuming reinvestment of dividends.

7  These ratios exclude the impact of the expenses of the other investment companies in which the Fund invests.

8  Annualized.

9  Not annualized.

See notes to financial statements.

Notes to Consolidated Financial Statements

Compass EMP Funds  June 30, 2015

1.  Organization:

Compass EMP Funds Trust (the "Trust"), was organized as a Delaware statutory trust on April 11, 2012. The Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended, ("1940 Act"). As of June 30, 2015, the Trust consisted of twenty one funds. These financial statements include sixteen funds of the Trust (each a "Fund" and collectively, the "Funds"). The Funds are registered as diversified. The investment objective of each Fund is set forth below.

The following Funds commenced operations on December 31, 2008 and their objectives are as follows:

• Compass EMP Multi-Asset Balanced Fund ("Balanced Fund") — total return, which the Balanced Fund considers to be a combination of interest, capital gains, dividends and distributions.

• Compass EMP Multi-Asset Growth Fund ("Growth Fund") — long-term capital appreciation.

The Compass EMP Alternative Strategies Fund ("Alternative Fund") commenced operations on December 30, 2009 and seeks to achieve long-term capital appreciation.

The following Funds commenced operations on November 19, 2012 and their objectives are as follows:

• Compass EMP U.S. 500 Volatility Weighted Fund — seeks to provide investment results that match the performance of the CEMP U.S. Large Cap 500 Volatility Weighted Index before expenses.

• Compass EMP U.S. Small Cap 500 Volatility Weighted Fund — seeks to provide investment results that match the performance of the CEMP U.S. Small Cap 500 Volatility Weighted Index before expenses.

• Compass EMP International 500 Volatility Weighted Fund — seeks to provide investment results that match the performance of the CEMP International 500 Volatility Weighted Index before expenses.

• Compass EMP Emerging Market 500 Volatility Weighted Fund — seeks to provide investment results that match the performance of the CEMP Emerging Market 500 Volatility Weighted Index before expenses.

• Compass EMP REC Enhanced Volatility Weighted Fund — seeks to provide investment results that match the performance of the CEMP REIT Long/Cash Volatility Weighted Index before expenses.

• Compass EMP U.S. 500 Enhanced Volatility Weighted Fund — seeks to provide investment results that match the performance of the CEMP U.S. Large Cap 500 Long/Cash Volatility Weighted Index before expenses.

• Compass EMP Long/Short Strategies Fund — capital appreciation.

• Compass EMP International 500 Enhanced Volatility Weighted Fund — seeks to provide investment results that match the performance of the CEMP International 500 Long/Cash Volatility Weighted Index before expenses.

• Compass EMP Commodity Strategies Enhanced Volatility Weighted Fund (formerly Compass EMP Commodity Long/Short Strategies Fund) — capital appreciation.

• Compass EMP Commodity Strategies Volatility Weighted Fund — seeks to provide investment results that match the performance of the CEMP Commodity Volatility Weighted Index before expenses.

• Compass EMP Market Neutral Income Fund (formerly Compass EMP Long/Short Fixed Income Fund) — total return.

• Compass EMP Enhanced Fixed Income Fund — total return.

• Compass EMP Ultra Short-Term Fixed Income Fund — current income.

Notes to Consolidated Financial Statements — continued

Compass EMP Funds  June 30, 2015

Each Fund currently offers Class A, Class C, Class I and Class T shares with the exception of the Balanced Fund, Growth Fund, and Alternative Fund which offer Class A, Class C, and Class T shares and the Ultra Short-Term Fixed Income Fund which offers Class A and Class I shares. Each class represents an interest in the same assets of the applicable Fund, and the classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust and Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Securities Valuation:

The net asset values per share of the Funds are determined as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern Time) on each day when the NYSE is open for trading. Securities for which market quotations are available are valued as follows: (a) each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current mean price; (b) each unlisted security is valued at the last current bid price obtained from the NASDAQ System; (c) United States Government and Agency obligations are valued based upon bid quotations from the Federal Reserve Bank for identical or similar obligations; (d) short-term money market instruments (such as certificates of deposit, bankers' acceptances and commercial paper) are most often valued by bid quotations or by reference to bid quotations of available yields for similar instruments of issuers with similar credit ratings. All these prices are obtained from services, which collect and disseminate such market prices. Bid quotations for short-term money market instruments reported by such a service are the bid quotations reported to it by the major dealers. Short-term securities with remaining maturities of sixty days or less for which market quotations and information pricing services are not readily available may be valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. When approved by the Trustees, certain securities may be valued on the basis of valuations provided by an independent pricing service when such prices the Trustees believe reflect the fair value of such securities. In the absence of an ascertainable market value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (prior to the time the NAV is calculated) that materially affects fair value, assets are valued at their fair value as determined by Victory Capital Management, LLC. ("Victory Capital" or "Adviser") using methods and procedures reviewed and approved by the Trustees. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation.

In accordance with the Trust's good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing

Notes to Consolidated Financial Statements — continued

Compass EMP Funds  June 30, 2015

sources are not available or reliable. No single standard for determining fair value exists, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Each Fund may invest in exchange-traded funds ("ETFs"). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Each Fund may invest in portfolios of open-end or closed-end investment companies (the "Underlying Funds"). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the Underlying Funds.

Open-end funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under GAAP are described below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities and identical securities in inactive markets, interest rates, amortized cost, credit risk, etc.)

• Level 3 — significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Consolidated Financial Statements — continued

Compass EMP Funds  June 30, 2015

The following is a summary of the valuation inputs, representing 100% of the Funds' investments, used to value the Funds' assets and liabilities as of June 30, 2015:

Compass EMP U.S. 500 Volatility Weighted Fund
Assets	Level 1	Level 2	Level 3	Total
Common Stock*	$32,957,651	$—	$—	$32,957,651
Short-Term Investments	680,299	—	—	680,299
Collateral for Securities Loaned	4,588,811	—	—	4,588,811
Total	$38,226,761	$—	$—	$38,226,761
Liabilities	Level 1	Level 2	Level 3	Total
Long Futures Contracts	$18,700	$—	$—	$18,700
Total	$18,700	$—	$—	$18,700
Compass EMP U.S. Small Cap 500 Volatility Weighted Fund
Assets	Level 1	Level 2	Level 3	Total
Common Stock*	$17,079,007	$—	$—	$17,079,007
Short-Term Investments	482,465	—	—	482,465
Collateral for Securities Loaned	3,962,477	—	—	3,962,477
Total	$21,523,949	$—	$—	$21,523,949
Liabilities	Level 1	Level 2	Level 3	Total
Long Futures Contracts	$4,601	$—	$—	$4,601
Total	$4,601	$—	$—	$4,601
Compass EMP International 500 Volatility Weighted Fund
Assets	Level 1	Level 2	Level 3	Total
Common Stock*	$19,723,507	$—	$—	$19,723,507
Rights	23	2,703	—	2,726
Short-Term Investments	827,869	—	—	827,869
Collateral for Securities Loaned	292,238	—	—	292,238
Total	$20,843,637	$2,703	$—	$20,846,340
Liabilities	Level 1	Level 2	Level 3	Total
Long Futures Contracts	$28,780	$—	$—	$28,780
Total	$28,780	$—	$—	$28,780
Compass EMP Emerging Market 500 Volatility Weighted Fund
Assets	Level 1	Level 2	Level 3	Total
Common Stock*	$17,012,263	$41,051	$14,166	$17,067,480
Exchange Traded Funds*	1,706,382	—	—	1,706,382
Warrants	1,834	—	—	1,834
Short-Term Investments	838,671	—	—	838,671
Total	$19,559,150	$41,051	$14,166	$19,614,367
Assets	Level 1	Level 2	Level 3	Total
Long Futures Contracts	$11,841	$—	$—	$11,841
Total	$11,841	$—	$—	$11,841

Notes to Consolidated Financial Statements — continued

Compass EMP Funds  June 30, 2015

Compass EMP REC Enhanced Volatility Weighted Fund
Assets	Level 1	Level 2	Level 3	Total
REITS*	$18,731,878	$—	$—	$18,731,878
Short-Term Investments	734,050	—	—	734,050
Collateral for Securities Loaned	3,374,508	—	—	3,374,508
Total	$22,840,436	$—	$—	$22,840,436
Liabilities	Level 1	Level 2	Level 3	Total
Long Futures Contracts	$25,720	$—	$—	$25,720
Total	$25,720	$—	$—	$25,720
Compass EMP U.S. 500 Enhanced Volatility Weighted Fund
Assets	Level 1	Level 2	Level 3	Total
Common Stock*	$208,031,937	$—	$—	$208,031,937
Short-Term Investments	3,885,448	—	—	3,885,448
Collateral for Securities Loaned	25,991,808	—	—	25,991,808
Total	$237,909,193	$—	$—	$237,909,193
Liabilities	Level 1	Level 2	Level 3	Total
Long Futures Contracts	$82,838	$—	$—	$82,838
Total	$82,838	$—	$—	$82,838
Compass EMP Long/Short Strategies Fund
Assets	Level 1	Level 2	Level 3	Total
Common Stock*	$13,819,933	$—	$—	$13,819,933
Short-Term Investments	1,049,725	—	—	1,049,725
Collateral for Securities Loaned	2,480,098	—	—	2,480,098
Short Futures Contracts	120,150	—	—	120,150
Total	$17,469,906	$—	$—	$17,469,906
Compass EMP International 500 Enhanced Volatility Weighted Fund
Assets	Level 1	Level 2	Level 3	Total
Common Stock*	$75,553,773	$—	$—	$75,553,773
Rights	69	10,405	—	10,474
Short-Term Investments	2,427,547	—	—	2,427,547
Collateral for Securities Loaned	1,031,493	—	—	1,031,493
Total	$79,012,882	$10,405	$—	$79,023,287
Liabilities	Level 1	Level 2	Level 3	Total
Long Futures Contracts	$82,610	$—	$—	$82,610
Total	$82,610	$—	$—	$82,610

Notes to Consolidated Financial Statements — continued

Compass EMP Funds  June 30, 2015

Compass EMP Commodity Strategies Enhanced Volatility Weighted Fund
Assets	Level 1	Level 2	Level 3	Total
Mutual Funds	$366,705	$—	$—	$366,705
Short-Term Investments	1,038,460	6,489,126	—	7,527,586
Long Futures Contracts	213,581	—	—	213,581
Total	$1,618,746	$6,489,126	$—	$8,107,872
Liabilities	Level 1	Level 2	Level 3	Total
Long Futures Contracts	$188,655	$—	$—	$188,655
Total	$188,655	$—	$—	$188,655
Compass EMP Commodity Strategies Volatility Weighted Fund
Assets	Level 1	Level 2	Level 3	Total
Mutual Funds	$479,132	$—	$—	$479,132
Bond & Notes*	—	2,548,331	—	2,548,331
Short-Term Investments	1,313,078	6,934,799	—	8,247,877
Long Futures Contracts	415,612	—	—	415,612
Short Futures Contracts	1,931	—	—	1,931
Total	$2,209,753	$9,483,130	$—	$11,692,883
Liabilities	Level 1	Level 2	Level 3	Total
Long Futures Contracts	$363,933	$—	$—	$363,933
Total	$363,933	$—	$—	$363,933
Compass EMP Market Neutral Income Fund
Assets	Level 1	Level 2	Level 3	Total
Common Stock*	$28,185,420	$20,674,916	$—	$48,860,336
Exchange Traded Funds	904,296	—	—	904,296
Purchased Call Options on Futures	15,300	—	—	15,300
Short-Term Investments	636,752	—	—	636,752
Collateral for Securities Loaned	5,453,065	—	—	5,453,065
Long Futures Contracts	181,875	—	—	181,875
Short Futures Contracts	1,211,788	—	—	1,211,788
Total	$36,588,496	$20,674,916	$—	$57,263,412
Liabilities	Level 1	Level 2	Level 3	Total
Written Put Options on Futures	$624,750	$—	$—	$624,750
Long Futures Contracts	291,924	—	—	291,924
Total	$916,674	$—	$—	$916,674

Notes to Consolidated Financial Statements — continued

Compass EMP Funds  June 30, 2015

Compass EMP Enhanced Fixed Income Fund
Assets	Level 1	Level 2	Level 3	Total
Mutual Fund	$841,037	$—	$—	$841,037
Bond & Notes*	—	3,241,070	—	3,241,070
Short-Term Investments	5,965,222	12,650,638	—	18,615,860
Long Futures Contracts	12,129	—	—	12,129
Total	$6,818,388	$15,891,708	$—	$22,710,096
Liabilities	Level 1	Level 2	Level 3	Total
Long Futures Contracts	$19,997	$—	$—	$19,997
Total	$19,997	$—	$—	$19,997
Compass EMP Ultra Short-Term Fixed Income Fund
Assets	Level 1	Level 2	Level 3	Total
Short-Term Investments	$1,608,541	$13,729,066	$—	$15,337,607
Total	$1,608,541	$13,729,066	$—	$15,337,607
Compass EMP Multi-Asset Balanced Fund
Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds*	$5,588,197	$—	$—	$5,588,197
Mutual Funds	33,548,462	—	—	33,548,462
Short-Term Investments	613,133	—	—	613,133
Total	$39,749,792	$—	$—	$39,749,792
Compass EMP Multi-Asset Growth Fund
Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds*	$4,127,700	$—	$—	$4,127,700
Mutual Funds	10,102,411	—	—	10,102,411
Short-Term Investments	343,363	—	—	343,363
Total	$14,573,474	$—	$—	$14,573,474
Compass EMP Alternative Strategies Fund
Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds*	$3,120,622	$—	$—	$3,120,622
Mutual Funds	37,464,221	—	—	37,464,221
Short-Term Investments	803,652	—	—	803,652
Total	$41,388,495	$—	$—	$41,388,495

*  Please refer to the Schedules of Investments for industry classifications.

Transfers reflected in the tables below represent transfers to/from Level 1 and Level 2. It is the Funds' policy to record transfers into or out of Fair Value Levels at the end of the period.

The following amounts were transfers into Level 2 Assets:

Compass EMP Emerging Market 500 Volatility Weighted Fund

	Common Stock	Total
Transfers from Level 1 into Level 2	$14,085	$14,085

Notes to Consolidated Financial Statements — continued

Compass EMP Funds  June 30, 2015

Compass EMP Market Neutral Income Fund

	Common Stock	Total
Transfers from Level 1 into Level 2	$10,409,194	$10,409,194

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

Compass EMP Emerging Market 500 Volatility Weighted Fund

	Common Stock	Total
Beginning Balance	$—	$—
Total realized gain (loss)	(1,457)	(1,457)
Change in Unrealized Appreciation	(12,311)	(12,311)
Cost of Purchases	36,774	36,774
Proceeds from Sales and Return of Capital	(8,840)	(8,840)
Accrued Interest	—	—
Net transfers in/out of level 3	—	—
Ending Balance	$14,166	$14,166

At June 30, 2015, one security held was classified as Level 3 due to halts in trading. Fair market values were determined in good faith by the valuation committee using various inputs, including unobservable inputs of discounts for illiquidity and uncertainty. The security was held in the Compass Emerging Markets Fund and was discounted 27% from its last trade price.

Futures Contracts:

Each Fund may invest in futures contracts to hedge or manage risks associated with the Funds' securities investments or to gain exposure to certain asset classes or markets. As required by the 1940 Act, the Funds may purchase or sell futures contracts only if the Funds' liabilities for the futures position are "covered" by an offsetting position in a futures contract or by the Funds segregating liquid assets equal to the Funds' liabilities on the futures contract. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as "variation margin," are made or received by the Funds upon closing the futures contract. The Funds record an unrealized gain or loss by marking each futures contract to market on a daily basis. A realized gain or loss is recorded when the contract is closed. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying assets. Futures contracts may have off-balance sheet risk. Off-balance sheet risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Consolidated Statements of Assets and Liabilities.

Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Funds may be required to make cash payments to maintain their required margin. In such situations, if the Funds had insufficient cash, they might have to sell portfolio securities to meet margin requirements at a time when it would be disadvantageous to do so. In addition, the Funds might be required to make delivery of the underlying instruments of futures contracts they hold. The inability to close positions in futures could also have an adverse impact on the Funds' ability to hedge or manage risks effectively.

Successful use of futures by the Funds is also subject to the Manager's ability to predict movements correctly in the direction of the market. There is typically an imperfect correlation between movements in the price of the future and movements in the price of the assets that are the subject of the hedge. In addition, the price of futures may not correlate perfectly with movement in the

Notes to Consolidated Financial Statements — continued

Compass EMP Funds  June 30, 2015

cash market due to certain market distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Manager may still not result in a successful hedging transaction over a short time frame.

The trading of futures contracts is also subject to the risk of trading halts, suspension, exchange or clearing house equipment failures, government intervention, insolvency of a commodities or brokerage firm or clearing house or other disruption of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

The Funds will purchase or sell futures contracts in accordance with the Commodity Futures Trading Commission regulations.

GAAP requires disclosures about the Funds' derivative and hedging activities, including how such activities are accounted for and their effect on the Funds' financial position, performance and cash flows.

Details of the disclosures for the year ended June 30, 2015 are as follows:

The effect of derivative instruments on the Consolidated Statements of Assets and Liabilities is as follows:

U.S. 500 Volatility Weighted Fund

Contract Type / Primary Risk Exposure	Statements of Assets and Liabilities	Value**
Equity contracts / Equity price risk	Futures variation margin receivable / (payable)	$(18,700)

U.S. Small Cap 500 Volatility Weighted Fund

Contract Type / Primary Risk Exposure	Statements of Assets and Liabilities	Value**
Equity contracts / Equity price risk	Futures variation margin receivable / (payable)	$(4,601)

U.S. International 500 Volatility Weighted Fund

Contract Type / Primary Risk Exposure	Statements of Assets and Liabilities	Value**
Equity contracts / Equity price risk	Futures variation margin receivable / (payable)	$(28,780)

Emerging Market 500 Volatility Weighted Fund

Contract Type / Primary Risk Exposure	Statements of Assets and Liabilities	Value**
Equity contracts / Equity price risk	Futures variation margin receivable / (payable)	$(11,841)

REC Enhanced Volatility Weighted Fund

Contract Type / Primary Risk Exposure	Statements of Assets and Liabilities	Value**
Equity contracts / Equity price risk	Futures variation margin receivable / (payable)	$(25,720)

U.S. 500 Enhanced Volatility Weighted Fund

Contract Type / Primary Risk Exposure	Statements of Assets and Liabilities	Value**
Equity contracts / Equity price risk	Futures variation margin receivable / (payable)	$(82,838)

Notes to Consolidated Financial Statements — continued

Compass EMP Funds  June 30, 2015

Long/Short Strategies Fund

Contract Type / Primary Risk Exposure	Statements of Assets and Liabilities	Value**
Equity contracts / Equity price risk	Futures variation margin receivable / (payable)	$120,150

International 500 Enhanced Volatility Weighted Fund

Contract Type / Primary Risk Exposure	Statements of Assets and Liabilities	Value**
Equity contracts / Equity price risk	Futures variation margin receivable / (payable)	$(82,610)

Commodity Strategies Enhanced Volatility Weighted Fund*

Contract Type / Primary Risk Exposure	Consolidated Statements of Assets and Liabilities	Value**
Commodity contracts / Commodity price risk	Futures variation margin receivable / (payable)	$24,926

Commodity Strategies Volatility Weighted Fund*

Contract Type / Primary Risk Exposure	Consolidated Statements of Assets and Liabilities	Value**
Commodity contracts / Commodity price risk	Futures variation margin receivable / (payable)	$53,610

Market Neutral Income Fund

Contract Type / Primary Risk Exposure	Statements of Assets and Liabilities	Value
Equity contracts / Equity price risk	Futures variation margin receivable / (payable)	$1,101,739	**
Equity contracts / Equity price risk	Options on futures written, at value	(624,750)
Total		$476,989

Enhanced Fixed Income Fund

Contract Type / Primary Risk Exposure	Statements of Assets and Liabilities	Value**
Fixed income contracts / Interest rate risk	Futures variation margin receivable / (payable)	$(7,868)

*  Consolidated

**  Includes only current variation margin.

The amounts of realized and changes in unrealized gains and losses on options on futures and futures contracts during the period as disclosed in the Consolidated Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

The effect of derivative instruments on the Consolidated Statements of Operations is as follows:

U.S. 500 Volatility Weighted Fund

Contract Type/ Primary Risk Exposure	Location of Gain or (Loss) On Futures Contracts	Realized Gain or (Loss) on Futures Contracts	Change in Unrealized Appreciation or (Depreciation) on Futures Contracts
Equity contracts / Equity price risk	Net realized gain (loss) on futures contracts
	Net change in unrealized appreciation (depreciation) from futures contracts	$45,967	$(30,375)

Notes to Consolidated Financial Statements — continued

Compass EMP Funds  June 30, 2015

U.S. Small Cap 500 Volatility Weighted Fund

Contract Type/ Primary Risk Exposure	Location of Gain or (Loss) On Futures Contracts	Realized Gain or (Loss) on Futures Contracts	Change in Unrealized Appreciation or (Depreciation) on Futures Contracts
Equity contracts / Equity price risk	Net realized gain (loss) on futures contracts
	Net change in unrealized appreciation (depreciation) from futures contracts	$15,979	$(11,253)

International 500 Volatility Weighted Fund

Contract Type/ Primary Risk Exposure	Location of Gain or (Loss) On Futures Contracts	Realized Gain or (Loss) on Futures Contracts	Change in Unrealized Appreciation or (Depreciation) on Futures Contracts
Equity contracts / Equity price risk	Net realized gain (loss) on futures contracts
	Net change in unrealized appreciation (depreciation) from futures contracts	$(48,553)	$(29,005)

Emerging Market 500 Volatility Weighted Fund

Contract Type/ Primary Risk Exposure	Location of Gain or (Loss) On Futures Contracts	Realized Gain or (Loss) on Futures Contracts	Change in Unrealized Appreciation or (Depreciation) on Futures Contracts
Equity contracts / Equity price risk	Net realized gain (loss) on futures contracts
	Net change in unrealized appreciation (depreciation) from futures contracts	$(113,560)	$(9,281)

REC Enhanced Volatility Weighted Fund

Contract Type/ Primary Risk Exposure	Location of Gain or (Loss) On Futures Contracts	Realized Gain or (Loss) on Futures Contracts	Change in Unrealized Appreciation or (Depreciation) on Futures Contracts
Equity contracts / Equity price risk	Net realized gain (loss) on futures contracts
	Net change in unrealized appreciation (depreciation) from futures contracts	$3,030	$(29,650)

U.S. 500 Enhanced Volatility Weighted Fund

Contract Type/ Primary Risk Exposure	Location of Gain or (Loss) On Futures Contracts	Realized Gain or (Loss) on Futures Contracts	Change in Unrealized Appreciation or (Depreciation) on Futures Contracts
Equity contracts / Equity price risk	Net realized gain (loss) on futures contracts
	Net change in unrealized appreciation (depreciation) from futures contracts	$19,760	$(85,726)

Notes to Consolidated Financial Statements — continued

Compass EMP Funds  June 30, 2015

Long/Short Strategies Fund

Contract Type/ Primary Risk Exposure	Location of Gain or (Loss) On Futures Contracts	Realized Gain or (Loss) on Futures Contracts	Change in Unrealized Appreciation or (Depreciation) on Futures Contracts
Equity contracts / Equity price risk	Net realized gain (loss) on futures contracts
	Net change in unrealized appreciation (depreciation) from futures contracts	$(588,778)	$163,875

International 500 Enhanced Volatility Weighted Fund

Contract Type/ Primary Risk Exposure	Location of Gain or (Loss) On Futures Contracts	Realized Gain or (Loss) on Futures Contracts	Change in Unrealized Appreciation or (Depreciation) on Futures Contracts
Equity contracts / Equity price risk	Net realized gain (loss) on futures contracts
	Net change in unrealized appreciation (depreciation) from futures contracts	$(389,657)	$(83,585)

Commodity Strategies Enhanced Volatility Weighted Fund*

Contract Type/ Primary Risk Exposure	Location of Gain or (Loss) On Futures Contracts	Realized Gain or (Loss) on Futures Contracts	Change in Unrealized Appreciation or (Depreciation) on Futures Contracts
Commodity contracts / Commodity price risk	Net realized gain (loss) on futures contracts
	Net change in unrealized appreciation (depreciation) from futures contracts	$(980,936)	$(88,902)

Commodity Strategies Volatility Weighted Fund*

Contract Type/ Primary Risk Exposure	Location of Gain or (Loss) On Futures Contracts	Realized Gain or (Loss) on Futures Contracts	Change in Unrealized Appreciation or (Depreciation) on Futures Contracts
Commodity contracts / Commodity price risk	Net realized gain (loss) on futures contracts
	Net change in unrealized appreciation (depreciation) from futures contracts	$(2,452,769)	$(189,168)

Notes to Consolidated Financial Statements — continued

Compass EMP Funds  June 30, 2015

Market Neutral Income Fund

Contract Type/ Primary Risk Exposure	Location of Gain or (Loss) On Derivatives	Realized Gain or (Loss) on Futures Contracts and Options on Futures	Change in Unrealized Appreciation or (Depreciation) on Futures Contracts and Options on Futures
Equity contracts / Equity price risk
Options On Futures	Net realized gain on options on futures
	Net change in unrealized appreciation (depreciation) on investments and options on futures	$2,377,391	$(403,293)
Futures Contracts	Net realized gain (loss) on futures contracts
	Net change in unrealized appreciation (depreciation) from futures contracts	(3,026,586)	898,219
		$(649,195)	$494,926

Enhanced Fixed Income Fund

Contract Type/ Primary Risk Exposure	Location of Gain or (Loss) On Futures Contracts	Realized Gain or (Loss) on Futures Contracts	Change in Unrealized Appreciation or (Depreciation) on Futures Contracts
Fixed income contracts / Interest rate risk	Net realized gain (loss) on futures contracts
	Net change in unrealized appreciation (depreciation) from futures contracts	$1,174,260	$(79,062)

*  Consolidated

Offsetting of Financial Assets and Derivative Assets — The following table presents the Funds' liability derivatives available for offset under a master netting arrangement net of collateral pledged as of June 30, 2015:

Gross Amounts of Assets Presented in the Statement of Assets and Liabilities

Fund	Gross Amounts of Recognized Assets	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts of Assets Presented in the Statement of Assets & Liabilities	Financial Instruments Pledged	Cash Collateral Pledged (1)	Net Amount of Assets
U.S. 500 Volatility Weighted Fund	$—	$(18,700)	$—	$(18,700)	$—	$18,700	$—
U.S. Small Cap 500 Volatility Weighted Fund	—	(4,601)	—	(4,601)	—	4,601	—
International 500 Volatility Weighted Fund	—	(28,780)	—	(28,780)	—	28,780	—

Notes to Consolidated Financial Statements — continued

Compass EMP Funds  June 30, 2015

Gross Amounts of Assets Presented in the Statement of Assets and Liabilities

Fund	Gross Amounts of Recognized Assets	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts of Assets Presented in the Statement of Assets & Liabilities	Financial Instruments Pledged	Cash Collateral Pledged (1)	Net Amount of Assets
Emerging Market 500 Volatility Weighted Fund	$—	$(11,841)	$—	$(11,841)	$—	$11,841	$—
REC Enhanced Volatility Weighted Fund	—	(25,720)	—	(25,720)	—	25,720	—
U.S. 500 Enhanced Volatility Weighted Fund	—	(82,838)	—	(82,838)	—	82,838	—
Long/Short Strategies Fund	120,150	—	—	120,150	—	(120,150)	—
International 500 Enhanced Volatility Weighted Fund	—	(82,610)	—	(82,610)	—	82,610	—
Commodity Strategies Enhanced Volatility Weighted Fund	—	24,926	—	24,926	—	(24,926)	—
Commodity Strategies Volatility Weighted Fund	—	53,610	—	53,610	—	(53,610)	—
Market Neutral Income Fund	—	1,101,751	—	1,101,751	—	(1,101,751)	—
Enhanced Fixed Income Fund	—	(7,868)	—	(7,868)	—	7,868	—

(1)  The amount is limited to the derivative balance and, accordingly, does not include excess collateral pledged.

Consolidation of Subsidiaries:

The financial statements of the Commodity Strategies Enhanced Volatility Weighted Fund and Commodity Strategies Volatility Weighted Fund are consolidated and include the accounts of CEMPCLSSF Fund Ltd. and CEMPCSVWF Fund Ltd., respectively, each a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiaries"), which invest in commodity futures and other investments intended to serve as margin or collateral for the Subsidiaries' derivatives positions. The Funds wholly own and control the Subsidiaries, and the Funds and Subsidiaries are both managed by the Adviser. Significant intercompany accounts and transactions have been eliminated in consolidation for the Funds. The accompanying financial statements reflect the financial positions of the Funds and the results of operations on a consolidated basis with the Subsidiaries. The Funds may invest up to 25% of their total assets at the end of each fiscal quarter in their respective Subsidiaries which act as investment vehicles in order to effect certain investments consistent with the Funds' investment objectives and policies.

For tax purposes, the Subsidiaries are exempted Cayman investment companies. The Subsidiaries have received an undertaking from the Government of the Cayman Islands exempting them from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiaries are Controlled Foreign Corporations ("CFCs") and as such are not subject to U.S. income tax. However, as wholly-owned CFCs, the

Notes to Consolidated Financial Statements — continued

Compass EMP Funds  June 30, 2015

Subsidiaries' net income and capital gains, to the extent of their earnings and profits, will be included each year in the Funds' investment company taxable income.

Foreign Currency Transactions:

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Forward Currency Contracts:

As foreign securities are purchased, a Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. A Fund may also enter into forward currency contracts as an investment strategy consistent with that Fund's investment objective. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions, if any, are included as a component of net realized gains (losses) from investments and foreign currency in the Consolidated Statements of Operations.

Option Transactions:

Each Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against risk. When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As a writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

Each Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund's portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

Notes to Consolidated Financial Statements — continued

Compass EMP Funds  June 30, 2015

The number of put option contracts written and the premiums received by the Funds during the year ended June 30, 2015, was as follows:

	Market Neutral Income Fund
	Number of Contracts	Premiums Received
Options outstanding, beginning of year	161	$134,838
Options written	2,442	3,247,704
Options exercised	—	—
Options expired	(469)	(694,300)
Options closed	(1,930)	(2,420,497)
Options outstanding, end of year	204	$267,745

Federal Income Taxes:

The Funds have qualified, except as described below, and intend to continue to qualify as regulated investment companies ("RICs") and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income or excise tax provisions are required. During the five month period ended November 30, 2010, the Alternative Fund did not qualify as a RIC under Subchapter M of the Code because it did not meet certain quarterly diversification and annual income tests. Accordingly, the Fund filed as a "C" corporation for the period ended November 30, 2010. As a "C" corporation, the Fund was subject to federal income taxes on any taxable income for that period. However, the Fund had a net loss for that period and consequently did not incur any tax liability. The Code contains procedures to allow a fund that does not meet the requirements to be taxed as a RIC to re-establish its status as a RIC if it marks to market its appreciated security positions in its tax period immediately preceding re-election or if it pays tax on realized "built in gains" over the succeeding ten year period. Further, the Code contains an exception from the mark to market and built in gains tax for RICs that meet certain requirements. The Alternative Fund met these requirements and the Fund re-elected RIC status for the year ending November 30, 2011. Therefore, no provision was made for federal income or excise taxes related to the year ended November 30, 2011.

During the year ended November 30, 2012, the Balanced Fund inadvertently failed to distribute to its shareholders its undistributed ordinary taxable income from the year ended November 30, 2011, resulting in the Balanced Fund failing to meet the distribution requirements under Subchapter M of the Internal Revenue Code and causing its status as a RIC to terminate. The Internal Revenue Code contains curative provisions that allowed the Balanced Fund to re-establish its status as a RIC retroactive to the year ended November 30, 2011. In order to qualify for this relief, the Balanced Fund paid to its shareholders a "deficiency dividend" and will need to pay interest and penalties to the Internal Revenue Service. The interest and penalties on the deficiency dividend will not be borne by the Balanced Fund and will be reimbursed by the Administrator. As of June 30, 2015 interest and penalties are estimated to be $224,411.

As of and during the year ended June 30, 2015, the Funds did not have a liability for any unrecognized tax expense. The Funds recognize interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Consolidated Statements of Operations. As of June 30, 2015, the Funds did not incur any interest or penalties except as described above. As required, management has analyzed the Funds' tax positions taken on Federal income tax returns filed for the open tax years (2012 — 2014), or expected to be taken in the Funds' tax returns for the year ended June 30, 2015, and has concluded that no provision for income tax is required in these financial statements. These open tax periods and years are subject to examination by the applicable taxing authorities, including the Internal Revenue Service. No examination of the Funds' tax returns is presently in progress.

Notes to Consolidated Financial Statements — continued

Compass EMP Funds  June 30, 2015

Distribution to Shareholders:

Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date.

Multiple Class Allocations:

Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan.

Other:

Investment and shareholder transactions are recorded on trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds and interest income is recognized on an accrual basis. Discounts and premiums on debt securities are accreted or amortized over their respective lives using the effective interest method. The Funds do not isolate the portion of the results of operations for realized gain and losses resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Unrealized gains and losses resulting from changes in foreign exchange rates on investments are not isolated from changes in the valuation of securities

Use of Estimates:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Commitments and Contingencies:

In the normal course of business, the Trust may enter into contracts that contain a variety of representations and warranties and provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

Redemption Fees and Sales Charges (Loads):

A $15 redemption fee may be charged for redemptions made by wire. The redemption fee is paid directly to and retained by the Funds, and is designed to deter excessive short-term trading and to offset brokerage commissions, market impact and other costs that may be associated with short-term money movement in and out of the Funds. A maximum sales charge of 5.75% is imposed on Class A shares of all the Funds with the exception of Ultra Short-Term Fixed Income Fund, which imposes a 1.00% sales charge. A maximum sales charge of 3.50% is imposed on Class T shares of all the Funds with the exception of Ultra Short-Term Fixed Income Fund.

Subsequent Events:

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Notes to Consolidated Financial Statements — continued

Compass EMP Funds  June 30, 2015

3.  Purchases and Sales of Securities:

For the year ended June 30, 2015, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Funds were as follows:

Fund	Purchases	Sales
U.S. 500 Volatility Weighted Fund	$13,758,834	$30,062,087
U.S. Small Cap 500 Volatility Weighted Fund	8,941,077	11,880,538
International 500 Volatility Weighted Fund	10,679,831	24,420,944
Emerging Market 500 Volatility Weighted Fund	16,341,964	14,255,995
REC Enhanced Volatility Weighted Fund	10,635,586	21,037,273
U.S. 500 Enhanced Volatility Weighted Fund	101,198,547	114,858,835
Long/Short Strategies Fund	5,796,636	17,488,532
International 500 Enhanced Volatility Weighted Fund	46,625,863	62,731,224
Commodity Strategies Enhanced Volatility Weighted Fund*	—	1,225,811
Commodity Strategies Volatility Weighted Fund*	—	3,541,489
Market Neutral Income Fund	68,000,061	66,854,512
Enhanced Fixed Income Fund	—	5,280,581
Ultra Short-Term Fixed Income Fund	—	—
Multi-Asset Balanced Fund	16,232,301	74,037,410
Multi-Asset Growth Fund	11,090,264	46,846,183
Alternative Strategies Fund	5,637,484	23,880,976

*  Consolidated

4.  Investment Advisory, Administration, and Distribution Agreements:

Investment advisory services are provided to the Funds by Victory Capital Management, Inc. ("Victory Capital" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission. The Adviser is a wholly owned subsidiary of Victory Capital Holdings, Inc. ("VCH"). A majority of the interest in VCH is owned by Crestview Partners II, L.P. and its affiliated funds with a substantial minority interest owned by employees of the Adviser.

Under the terms of the Investment Advisory Agreement (the "Advisory Agreement"), the Adviser is entitled to receive fees for its services, computed daily and payable monthly based on a percentage of the average daily assets of each Fund. For its services, the Funds pay to the Adviser, as of the last day of each month, an annualized fee equal to 0.70% of average net assets of the U.S. 500 Volatility Weighted Fund, 0.70% of the U.S. Small Cap 500 Volatility Weighted Fund, 0.80% of the International 500 Volatility Weighted Fund, 0.85% of the Emerging Market 500 Volatility Weighted Fund, 1.05% of the REC Enhanced Volatility Weighted Fund, 0.80% of the Commodity Strategies Volatility Weighted Fund, 0.70% of the U.S. 500 Enhanced Volatility Weighted Fund, 0.80% of the International 500 Enhanced Volatility Weighted Fund and Commodity Strategies Enhanced Volatility Weighted Fund, 1.15% of the Long/Short Strategies Fund, 0.60% of the Market Neutral Income Fund, 0.40% of the Enhanced Fixed Income Fund and the Ultra Short-Term Fixed Income Fund, such fees to be computed daily based upon daily average net assets of the Funds. The Adviser pays expenses incurred by it in connection with acting as investment manager to the Funds other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Funds and certain other expenses paid by the Funds (as detailed in the Advisory Agreement). The Adviser pays for all employees, office space and facilities required by it to provide services under the Advisory Agreement, with the exception of specific items of expense (as detailed in the Advisory Agreement). The Multi-Asset Balanced, Multi-Asset Growth, and Alternative Strategies Funds do not charge a management fee. The Adviser may use its resources to assist with the Funds' distribution and marketing expenses.

Prior to May 1, 2015, Compass Efficient Model Portfolios LLC ("CEMP") provided investment advisory services to the Funds. For its services, the Funds paid to CEMP, as of the last day of each month, an annualized fee equal to 0.85% of average net assets of the U.S. 500 Volatility Weighted Fund, 0.90%

Notes to Consolidated Financial Statements — continued

Compass EMP Funds  June 30, 2015

of the U.S. Small Cap 500 Volatility Weighted Fund, 1.00% of the International 500 Volatility Weighted Fund, 1.05% of the Emerging Market Volatility Weighted Fund, REC Enhanced Volatility Weighted Fund and Commodity Strategies Volatility Weighted Fund, 1.25% of the U.S. 500 Enhanced Volatility Weighted Fund, International 500 Enhanced Volatility Weighted Fund, Commodity Strategies Enhanced Volatility Weighted Fund, and the Long/Short Strategies Fund, 0.75% of the Market Neutral Income Fund, 0.50% of the Enhanced Fixed Income Fund, and 0.40% of the Ultra Short-Term Fixed Income Fund, such fees to be computed daily based upon daily average net assets of the Funds.

Advisory fees incurred by the Funds as well as amounts due to or from the Adviser at June 30, 2015 were as follows:

Fund	Advisory Fees	Due To/(From) Manager at June 30, 2015
U.S. 500 Volatility Weighted Fund	$341,042	$2,706
U.S. Small Cap 500 Volatility Weighted Fund	150,478	2,782
International 500 Volatility Weighted Fund	285,544	(6,534)
Emerging Market 500 Volatility Weighted Fund	204,457	(21,644)
REC Enhanced Volatility Weighted Fund	260,040	5,459
U.S. 500 Enhanced Volatility Weighted Fund	2,468,241	15,120
Long/Short Strategies Fund	266,132	8,198
International 500 Enhanced Volatility Weighted Fund	1,106,024	8,099
Commodity Strategies Enhanced Volatility Weighted Fund	121,117	6,903
Commodity Strategies Volatility Weighted Fund	128,356	4,140
Market Neutral Income Fund	449,990	(4,474)
Enhanced Fixed Income Fund	187,223	10,118
Ultra Short-Term Fixed Income Fund	57,223	1,470
Multi-Asset Balanced Fund	—	(10,259)
Multi-Asset Growth Fund	—	5,637
Alternative Strategies	—	(26,546)

During the period July 1, 2014 to April 30, 2015 CEMP and the Funds entered into an Expense Limitation Agreement under which CEMP contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds; 12b-1 distribution plan and extraordinary expenses) at 0.95% of the U.S. 500 Volatility Weighted Fund's average daily net assets, 1.00% of the U.S. Small Cap 500 Volatility Weighted Fund, 1.15% of the International 500 Volatility Weighted Fund, the REC Enhanced Volatility Weighted Fund, and Commodity Strategies Volatility Weighted Fund, at 1.20% of the Emerging Market 500 Volatility Weighted Fund, at 1.35% of the U.S. 500 Enhanced Volatility Weighted Fund, Commodity Strategies Enhanced Volatility Weighted Fund, and the Long/Short Strategies Fund, at 1.40% of the International 500 Enhanced Volatility Weighted Fund, at 0.95% of the Market Neutral Income Fund, at 0.60% of the Enhanced Fixed Income Fund and at 0.45% of the Ultra Short-Term Fixed Income Fund's average daily net assets through October 31, 2015. Each waiver or reimbursement by CEMP was subject to repayment by the Funds within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Funds were able to make the repayment without exceeding the expense limitation in effect at that time and the repayment was approved by the Board of Trustees.

As of May 1, 2015, the Adviser and the Funds have entered into an Expense Limitation Agreement under which the Adviser contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds; 12b-1 distribution plan and extraordinary expenses) at 0.74% of the U.S. 500 Volatility Weighted Fund's average daily net assets, 0.74% of the U.S. Small Cap 500 Volatility Weighted Fund, 0.85% of the International 500 Volatility Weighted Fund, 1.15 % of the REC Enhanced Volatility Weighted Fund, at 0.85% of the Commodity Strategies Volatility Weighted Fund, at 0.90%

Notes to Consolidated Financial Statements — continued

Compass EMP Funds  June 30, 2015

of the Emerging Market 500 Volatility Weighted Fund, at 0.74% of the U.S. 500 Enhanced Volatility Weighted Fund, at 0.74% of the Commodity Strategies Enhanced Volatility Weighted Fund, at 1.20% of the Long/Short Strategies Fund, at 0.85% of the International 500 Enhanced Volatility Weighted Fund, at 0.65% of the Market Neutral Income Fund, at 0.46% of the Enhanced Fixed Income Fund and of the Ultra Short-Term Fixed Income Fund's average daily net assets through April 30, 2016. The Adviser has agreed to additional expense limitations through May 2017. Each waiver or reimbursement by the Adviser is subject to repayment by the Funds within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Funds are able to make the repayment without exceeding the expense limitation in effect at that time and the repayment is approved by the Board of Trustees.

For the year ended June 30, 2015, the Adviser waived advisory fees and reimbursed expenses as follows:

Fund	Advisory Fees Waived/Expense Reimbursed/ (Recaptured)
U.S. 500 Volatility Weighted Fund	$97,927
U.S. Small Cap 500 Volatility Weighted Fund	65,552
International 500 Volatility Weighted Fund	177,626
Emerging Market 500 Volatility Weighted Fund	245,843
REC Enhanced Volatility Weighted Fund	69,609
U.S. 500 Enhanced Volatility Weighted Fund	351,266
Long/Short Strategies Fund	61,653
International 500 Enhanced Volatility Weighted Fund	281,326
Commodity Strategies Enhanced Volatility Weighted Fund	33,501
Commodity Strategies Volatility Weighted Fund	47,451
Market Neutral Income Fund	95,075
Enhanced Fixed Income Fund	56,961
Ultra Short-Term Fixed Income Fund	62,903
Multi-Asset Balanced Fund	—
Multi-Asset Growth Fund	21,061
Alternative Strategies Fund	36,386

As of June 30, 2015, the Adviser may recapture a portion of the waived and/or reimbursed amounts no later than the dates as stated below:

Fund	June 30, 2016	June 30, 2017	June 30, 2018	Total
U.S. 500 Volatility Weighted Fund	$22,927	$60,111	$97,927	$180,965
U.S. Small Cap 500 Volatility Weighted Fund	20,528	62,236	65,552	148,316
International 500 Volatility Weighted Fund	109,220	156,294	177,626	443,140
Emerging Market 500 Volatility Weighted Fund	150,002	282,199	245,843	678,044
REC Enhanced Volatility Weighted Fund	10,798	55,433	69,609	135,840
U.S. 500 Enhanced Volatility Weighted Fund	23,076	113,611	351,266	487,953
Long/Short Strategies Fund	14,806	44,987	61,653	121,446
International 500 Enhanced Volatility Weighted Fund	130,961	214,072	281,326	626,359
Commodity Strategies Enhanced Volatility Weighted Fund	14,579	59,019	33,501	107,099
Commodity Strategies Volatility Weighted Fund	13,511	49,104	47,451	110,066
Market Neutral Income Fund	13,054	43,172	95,075	151,301
Enhanced Fixed Income Fund	24,387	55,861	56,961	137,209
Ultra Short-Term Fixed Income Fund	17,354	71,367	62,903	151,624

Notes to Consolidated Financial Statements — continued

Compass EMP Funds  June 30, 2015

Fund	November 30, 2015	November 30, 2016	June 30, 2017	June 30, 2018	Total
Multi-Asset Balanced Fund	$—	$—	$—	$—	$—
Multi-Asset Growth Fund	43,253	—	7,117	21,061	71,431
Alternative Strategies Fund	—	—	22,842	36,386	59,228

U.S. Bank National Association ("U.S. Bank") serves as custodian for the all the Trust's assets. For its custody services to the Trust, U.S. Bank receives fees at an annualized rate of .00014% of the Trusts' aggregate average daily net assets, plus applicable per transaction fees. U.S. Bank also receives other transaction-based charges from the Trust and is reimbursed for all of its reasonable out-of-pocket expenses incurred in providing custody services.

Gemini Fund Services, LLC ("GFS") provides administrative, fund accounting, and transfer agency services to the Funds. Under an Investment Company Services Agreement (the "Services Agreement'), GFS is paid for its services an annual rate of at a rate of 0.13% of the first $50 million in average daily assets of the Trust, 0.10% of the average daily assets above $50 million to $100 million of the Trust, 0.08% of the average daily assets above $100 million to $250 million of the Trust, 0.06% of the average daily assets above $250 million to $500 million of the Trust, 0.04% of the average daily assets above $500 million to $1 billion of the Trust and 0.02% of the average daily assets over $1 billion of the Trust. GFS also receives other transaction-based charges from the Trust and is reimbursed for all reasonable out-of pocket expenses incurred in providing these services.

Northern Lights Distributors, LLC (the "Distributor") serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust.

The Board has adopted a Distribution Plan and Agreement (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets for Class A shares, 1.00% of its average daily net assets for Class C shares and 0.50% of its average daily net assets for Class T shares and is paid to the Distributor to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund's shareholder accounts not otherwise required to be provided by the Adviser.

For the year ended June 30, 2015, the Funds incurred 12b-1 fees attributable to Class A, C and T shares as follows:

Fund	Class A	Class C	Class T
U.S. 500 Volatility Weighted Fund	$49,043	$13,090	$1,703
U.S. Small Cap 500 Volatility Weighted Fund	22,011	19,055	426
International 500 Volatility Weighted Fund	30,295	1,271	82
Emerging Market 500 Volatility Weighted Fund	20,853	17,225	1,695
REC Enhanced Volatility Weighted Fund	24,812	12,446	1,245
U.S. 500 Enhanced Volatility Weighted Fund	190,811	464,618	75,271
Long/Short Strategies Fund	8,373	731	62
International 500 Enhanced Volatility Weighted Fund	66,135	72,711	19,384
Commodity Strategies Volatility Weighted Fund	11,521	1,997	91
Market Neutral Income Fund	74,681	3,843	367
Enhanced Fixed Income Fund	58,124	4,992	1,293
Ultra Short-Term Fixed Income Fund	12,819	—	—
Multi-Asset Balanced Fund	138,191	136,525	42,479
Multi-Asset Growth Fund	65,389	60,132	18,733
Alternative Strategies Fund	110,296	81,274	12,219

A maximum sales charge of 5.75% is imposed on Class A shares of the Funds and a maximum sales charge of 3.50% is imposed on Class T shares of the Funds. For the year ended June 30, 2015, the Distributor received sales charges on sales of the Funds Class A shares and Class T shares.

Notes to Consolidated Financial Statements — continued

Compass EMP Funds  June 30, 2015

The Distributor and the Adviser have advised the Funds that the amounts are as follows:

Fund	Class A	Class T
U.S. 500 Volatility Weighted Fund	$52,703	$14
U.S. Small Cap 500 Volatility Weighted Fund	9,623	653
International 500 Volatility Weighted Fund	2,398	527
Emerging Market 500 Volatility Weighted Fund	4,918	4,860
REC Enhanced Volatility Weighted Fund	3,038	1,854
U.S. 500 Enhanced Volatility Weighted Fund	369,734	147,222
Long/Short Strategies Fund	634	—
International 500 Enhanced Volatility Weighted Fund	26,348	34,061
Commodity Strategies Enhanced Volatility Weighted Fund	737	—
Commodity Strategies Volatility Weighted Fund	305	41
Market Neutral Income Fund	671	17
Enhanced Fixed Income Fund	2,929	1,002
Ultra Short-Term Fixed Income Fund	188	—
Multi-Asset Balanced Fund	23,254	8,372
Multi-Asset Growth Fund	5,559	5,567
Alternative Strategies Fund	9,877	4,282

5.  Beneficial Ownership:

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2015, the shareholders listed below held more than 25% of the Funds and may be deemed to control those Funds.

Shareholder	Fund	Percent
Charles Schwab & Co., Inc. FBO	U.S. 500 Volatility Weighted Fund	36.22%
Charles Schwab & Co., Inc. FBO	U.S. Small Cap 500 Volatility Weighted Fund	39.86%
Band & Co. c/o U.S Bank N.A.	International 500 Volatility Weighted Fund	27.14%
Charles Schwab & Co., Inc. FBO	International 500 Volatility Weighted Fund	46.96%
Charles Schwab & Co., Inc. FBO	Emerging Market 500 Volatility Weighted Fund	32.36%
Pershing LLC	Emerging Market 500 Volatility Weighted Fund	32.03%
Band & Co c/o US Bank NA	REC Enhanced Volatility Weighted Fund	37.05%
LPL FINANCIAL	U.S. 500 Enhanced Volatility Weighted Fund	36.15%
Pershing LLC	International 500 Enhanced Volatility Weighted Fund	35.71%
Band & Co. c/o U.S Bank N.A.	Long/Short Strategies Fund	78.92%
Band & Co. c/o U.S Bank N.A.	Commodity Strategies Enhanced Volatility Weighted Fund	64.44%
Band & Co. c/o U.S Bank N.A.	Commodity Strategies Volatility Weighted Fund	44.35%
Charles Schwab & Co., Inc. FBO	Market Neutral Income Fund	52.18%
Band & Co. c/o U.S Bank N.A.	Market Neutral Income Fund	27.76%
Charles Schwab & Co., Inc. FBO	Ultra Short-Term Fixed Income	25.89%
Andrew S Blank	Ultra Short-Term Fixed Income	42.90%

6.  Risks:

In the normal course of business, each Fund's investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund's prospectus provides details of these and other types of risk.

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to

Notes to Consolidated Financial Statements — continued

Compass EMP Funds  June 30, 2015

market risk by virtue of its investment in equity instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund's exposure to market risk is the market value of the investments held as shown in the Fund's schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund's objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund's portfolio are disclosed in its schedule of investments.

The Compass EMP International 500 Volatility Weighted Fund, Compass EMP Emerging Market 500 Volatility Weighted Fund and Compass International 500 Enhanced Volatility Weighted Fund invest in securities of foreign issuers in various countries. Investing on an international basis involves certain risks not involved in domestic investments including the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments, which could affect the value of a Fund's investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital re-investment, resource self-sufficiency and balance of payments position. The Schedule of Portfolio Investments includes information on each Fund's holdings, including industry and/or geographical composition, as relevant.

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments to otherwise honor its obligations. The Funds may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Funds may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Funds may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds typically enter into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

7.  Line of Credit:

The Trust has entered into a $15 million secured Revolving Credit Agreement (the "Agreement") with U.S. Bank, National Association ("U.S. Bank"). Under the terms of the Agreement, each Fund may not exceed the limit on borrowing money set forth in the Registration Statement of that Fund and the borrowing will be used only for temporary or emergency purposes including the financing of redemptions. Interest is charged to each Fund based on the prevailing market rates in effect at the time of the borrowing. The Funds will collateralize the borrowings with certain securities the Funds hold at the time of borrowing. During the year ended June 30, 2015, the U.S. Small Cap 500 Volatility Weighted Fund, International 500 Volatility Weighted Fund, Emerging Market 500 Volatility Weighted Fund, REC Enhanced Volatility Weighted Fund and International 500 Enhanced Volatility Weighted Fund paid $158, $416, $82, $879 and $2,529 in interest on the line of credit, respectively. During the year ended June 30, 2015, the U.S. Small Cap 500 Volatility Weighted Fund, International 500 Volatility Weighted Fund, Emerging Market 500 Volatility Weighted Fund, REC Enhanced

Notes to Consolidated Financial Statements — continued

Compass EMP Funds  June 30, 2015

Volatility Weighted Fund and International 500 Enhanced Volatility Weighted Fund had an average borrowing of $75,000, $352,308, $917,000, $974,000 and $1,793,083, respectively.

8.  Securities Lending:

The Trust has entered into a securities lending arrangement with U.S. Bank National Association (the "Agent"). Under the terms of the agreement, the Funds are authorized to loan securities to certain broker dealers and banks that have securities lending agreements with the Agent. In exchange, the Funds receive cash collateral in the amount of at least 102% of the value of securities loaned or at least 105% of the value of foreign securities loaned. The cash collateral is invested in short-term instruments as noted in the Funds' Schedules of Investments. Securities lending income is disclosed in the Funds' Statements of Operations. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering its securities and possible loss of income or value if the Borrower fails to return them. The agreement provides that the Funds receive a guaranteed amount in securities lending revenue annually.

The following table presents financial instruments that are subject to enforceable netting arrangements as of June 30, 2015.

Gross Amounts of Assets Presented in the Statements of Assets and Liabilities
Fund	Market Value of Loaned Securities	Market Value of Collateral (1)	Percentage of Total Investment Income
U.S. 500 Volatility Weighted Fund	$4,467,255	$4,467,255	1.72%
U.S. Small Cap 500 Volatility Weighted Fund	$3,821,651	$3,821,651	6.33%
International 500 Volatility Weighted Fund	$282,935	$282,935	0.09%
Emerging Market 500 Volatility Weighted Fund	$—	$—	0.65%
REC Enhanced Volatility Weighted Fund	$3,247,020	$3,247,020	0.56%
U.S. 500 Enhanced Volatility Weighted Fund	$25,324,538	$25,324,538	1.93%
Long Short Strategies Fund	$2,413,443	$2,413,443	1.58%
International 500 Enhanced Volatility Weighted Fund	$998,547	$998,547	0.10%
Commodity Strategies Enhanced Volatility Weighted Fund	$—	$—	0.15%
Commodity Strategies Volatility Weighted Fund	$—	$—	0.02%
Market Neutral Income Fund	$5,236,470	$5,236,470	1.02%
Enhanced Fixed Income Fund	$—	$—	0.05%
Ultra Short-Term Fixed Income Fund	$—	$—	0.00%
Multi-Asset Balanced Fund	$—	$—	0.00%
Multi-Asset Growth Fund	$—	$—	0.00%
Alternative Strategies Fund	$—	$—	0.00%

(1)  The amount is limited to the loaned securities and accordingly, does not include excess collateral pledged.

9.  Federal Income Tax Information:

The tax character of distributions for the following years was as follows:

For the period ended June 30, 2015:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
U.S. 500 Volatility Weighted Fund	$1,456,002	$2,500,477	$—	$3,956,479
U.S. Small Cap 500 Volatility Weighted Fund	699,927	754,613	—	1,454,540

Notes to Consolidated Financial Statements — continued

Compass EMP Funds  June 30, 2015

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
International 500 Volatility Weighted Fund	$1,503,506	$919,483	$—	$2,422,989
Emerging Market 500 Volatility Weighted Fund	213,447	—	—	213,447
REC Enhanced Volatility Weighted Fund	866,949	10,942	—	877,891
U.S. 500 Enhanced Volatility Weighted Fund	4,530,652	7,562,282	—	12,092,934
Long/Short Strategies Fund	128,698	23,882	—	152,580
International 500 Enhanced Volatility Weighted Fund	3,409,955	1,058,085	—	4,468,040
Commodity Strategies Enhanced Volatility Weighted Fund	121,605	—	—	121,605
Commodity Strategies Volatility Weighted Fund	1,456,795	2,059	—	1,458,854
Market Neutral Income Fund	1,845,581	—	—	1,845,581
Enhanced Fixed Income Fund	799,648	—	—	799,648
Ultra Short-Term Fixed Income Fund	75,002	—	—	75,002
Multi-Asset Balanced Fund	3,031,185	123,909	—	3,155,094
Multi-Asset Growth Fund	2,376,188	537,928	—	2,914,116
Alternative Strategies Fund	1,233,716	—	—	1,233,716

For the period ended June 30, 2014:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
U.S. 500 Volatility Weighted Fund	$799,487	$3,630	$—	$803,117
U.S. Small Cap 500 Volatility Weighted Fund	834,084	1,530	—	835,614
International 500 Volatility Weighted Fund	1,424,794	1,590	—	1,426,384
Emerging Market 500 Volatility Weighted Fund	117,025	—	—	117,025
REC Enhanced Volatility Weighted Fund	384,526	90,724	51,428	526,678
U.S. 500 Enhanced Volatility Weighted Fund	1,653,808	11,889	—	1,665,697
Long/Short Strategies Fund	—	—	—	—
International 500 Enhanced Volatility Weighted Fund	2,283,927	—	—	2,283,927
Commodity Strategies Enhanced Volatility Weighted Fund	—	—	—	—
Commodity Strategies Volatility Weighted Fund	—	—	—	—
Market Neutral Income Fund	351,411	—	—	351,411
Enhanced Fixed Income Fund	80,068	—	—	80,068
Ultra Short-Term Fixed Income Fund	77,030	—	—	77,030
Multi-Asset Balanced Fund	3,825,986	3,053,871	—	6,879,857
Multi-Asset Growth Fund	7,014,674	1,590,835	—	8,605,509
Alternative Strategies Fund	—	—	—	—

Notes to Consolidated Financial Statements — continued

Compass EMP Funds  June 30, 2015

For the period ended November 30, 2013:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Multi-Asset Balanced Fund	$3,915,651	$1,128,617	$—	$5,044,268
Multi-Asset Growth Fund	—	—	—	—
Alternative Strategies Fund	—	—	—	—

As of June 30, 2015, the components of distributable earnings / (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gains	Capital Loss Carry Forwards	Other Book/Tax Differences	Post October Loss and Late Year Loss	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Deficits)
U.S. 500 Volatility Weighted Fund	$4,498	$2,608,871	$—	$—	$—	$3,851,028	$6,464,397
U.S. Small Cap 500 Volatility Weighted Fund	182,895	518,566	—	—	—	1,188,123	1,889,584
International 500 Volatility Weighted Fund	7,399	198	—	—	(260,258)	255,623	2,962
Emerging Market 500 Volatility Weighted Fund	11,482	—	(166,065)	—	(243,203)	(521,615)	(919,401)
REC Enhanced Volatility Weighted Fund	1,228,716	760,794	—	—	—	(18,855)	1,970,655
U.S. 500 Enhanced Volatility Weighted Fund	557,923	4,670,746	—	—	—	18,556,174	23,784,843
Long/Short Strategies Fund	616,672	—	—	—	—	946,162	1,562,834
International 500 Enhanced Volatility Weighted Fund	168,344	—	(208,826)	—	(940,029)	(360,437)	(1,340,948)
Commodity Strategies Enhanced Vol Weighted Fund	—	—	(73,166)	(1,056,012)	(28,348)	2,013	(1,155,513)
Commodity Strategies Volatility Weighted Fund	—	—	—	(3,428,915)	(23,821)	(3,538)	(3,456,274)
Market Neutral Income Fund	32,980	—	—	—	(519,697)	(2,365,939)	(2,852,656)
Enhanced Fixed Income Fund	161,753	137,799	—	—	—	(72,323)	227,229
Ultra Short-Term Fixed Income Fund	—	—	—	(436)	(632)	3,464	2,396
Multi-Asset Balanced Fund	286,261	2,130,967	—	—	—	(78,570)	2,338,658
Multi-Asset Growth Fund	339,821	1,837,725	—	—	—	402,201	2,579,747
Alternative Strategies Fund	133,618	—	(4,235,649)	—	—	(548,573)	(4,650,604)

Notes to Consolidated Financial Statements — continued

Compass EMP Funds  June 30, 2015

The difference between book basis and tax basis unrealized appreciation/(depreciation) is primarily attributable to the tax deferral of losses on wash sales, the mark-to-market on open futures contracts and adjustments for C-Corporation return of capital distributions, passive foreign investment companies and the Funds' wholly-owned subsidiaries.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses as follows:

Late Year Losses
U.S. 500 Volatility Weighted Fund	$—
U.S. Small Cap 500 Volatility Weighted Fund	—
International 500 Volatility Weighted Fund	—
Emerging Market 500 Volatility Weighted Fund	—
REC Enhanced Volatility Weighted Fund	—
U.S. 500 Enhanced Volatility Weighted Fund	—
Long/Short Strategies Fund	—
International 500 Enhanced Volatility Weighted Fund	—
Commodity Strategies Enhanced Volatility Weighted Fund	27,332
Commodity Strategies Volatility Weighted Fund	19,463
Market Neutral Income	32,374
Enhanced Fixed Income Fund	—
Ultra Short-Term Fixed Income Fund	—
Multi-Asset Balanced Fund	—
Multi-Asset Growth Fund	—
Alternative Strategies Fund	—

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

Post October Losses
U.S. 500 Volatility Weighted Fund	$—
U.S. Small Cap 500 Volatility Weighted Fund	—
International 500 Volatility Weighted Fund	260,258
Emerging Market 500 Volatility Weighted Fund	243,203
REC Enhanced Volatility Weighted Fund	—
U.S. 500 Enhanced Volatility Weighted Fund	—
Long/Short Strategies Fund	—
International 500 Enhanced Volatility Weighted Fund	940,029
Commodity Strategies Enhanced Volatility Weighted Fund	1,016
Commodity Strategies Volatility Weighted Fund	4,358
Market Neutral Income Fund	487,323
Enhanced Fixed Income Fund	—
Ultra Short-Term Fixed Income Fund	632
Multi-Asset Balanced Fund	—
Multi-Asset Growth Fund	—
Alternative Strategies Fund	—

Notes to Consolidated Financial Statements — continued

Compass EMP Funds  June 30, 2015

At June 30, 2015 the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Expiring FYE	Short-Term	Long-Term	Total
U.S. 500 Volatility Weighted Fund		$—	$—	$—
U.S. Small Cap 500 Volatility Weighted Fund		—	—	—
International 500 Volatility Weighted Fund		—	—	—
Emerging Market 500 Volatility Weighted Fund	Non-expiring	100,600	65,465	166,065
REC Enhanced Volatility Weighted Fund		—	—	—
U.S. 500 Enhanced Volatility Weighted Fund		—	—	—
Long/Short Strategies Fund		—	—	—
International 500 Enhanced Volatility Weighted Fund	Non-expiring	208,826	—	208,826
Commodity Strategies Enhanced Volatility Weighted Fund	Non-expiring	73,166	—	73,166
Commodity Strategies Volatility Weighted Fund		—	—	—
Market Neutral Income Fund		—	—	—
Enhanced Fixed Income Fund		—	—	—
Ultra Short-Term Fixed Income Fund		—	—	—
Multi-Asset Balanced Fund		—	—	—
Multi-Asset Growth Fund		—	—	—
Alternative Strategies Fund	11/30/19	4,235,649	—	4,235,649

Permanent book and tax differences, primarily attributable to the tax treatment of foreign currency gains, short-term capital gains, net operating losses and non-deductible expenses, the reclassification of fund distributions and tax adjustments for passive foreign investment companies, partnerships and C-Corporation return-of-capital distributions, resulted in reclassification for the period ended June 30, 2015 as follows:

	Paid In Capital	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gains (Loss)
U.S. 500 Volatility Weighted Fund	$—	$(7,951)	$7,951
U.S. Small Cap 500 Volatility Weighted Fund	—	5,599	(5,599)
International 500 Volatility Weighted Fund	—	52,390	(52,390)
Emerging Market 500 Volatility Weighted Fund	—	13,715	(13,715)
REC Enhanced Volatility Weighted Fund	—	—	—
U.S. 500 Enhanced Volatility Weighted Fund	—	702	(702)
Long/Short Strategies Fund	—	61,433	(61,433)
International 500 Enhanced Volatility Weighted Fund	—	240,362	(240,362)
Commodity Strategies Enhanced Volatility Weighted Fund	(41,392)	41,392	—
Commodity Strategies Volatility Weighted Fund	(27,515)	31,584	(4,069)
Market Neutral Income Fund	—	(16,454)	16,454
Enhanced Fixed Income Fund	—	770,593	(770,593)
Ultra Short-Term Fixed Income Fund	(453)	451	2
Multi-Asset Balanced Fund	—	—	—
Multi-Asset Growth Fund	—	22,135	(22,135)
Alternative Strategies Fund	(348)	348	—

Notes to Consolidated Financial Statements — continued

Compass EMP Funds  June 30, 2015

10.  Investments in Affiliated Companies

Affiliated companies are mutual funds which are managed by Compass, or an affiliate of Compass or which are distributed by an affiliate of the Funds' distributor. Companies which are affiliates of the Funds' at June 30, 2015 are noted in the Funds' Schedule of Investments. Transactions during the year ended June 30, 2015 with companies which are affiliates are as follows:

US 500 Enhanced Volatility Weighted Fund

Affiliated Holding	Value - Beginning of Year	Purchases	Sales Proceeds	Realized Gain/ (Loss)	Change in Unrealized Gain/(Loss)	Dividend Income	Value - End of Year
Compass EMP US 500 Enhanced Volatility Weighted Index ETF	$—	$16,890,126	$16,890,126	$648,428	$—	$56,873	$648,428

Commodity Strategies Enhanced Volatility Weighted Fund

Affiliated Holding	Value - Beginning of Year	Purchases	Sales Proceeds	Realized Gain/ (Loss)	Change in Unrealized Gain/(Loss)	Dividend Income	Value - End of Year
Compass EMP Ultra Short-Term Fixed Income Fund	$452,816	$—	$86,111	$—	$—	$2,514	$366,705

Commodity Strategies Volatility Weighted Fund

Affiliated Holding	Value - Beginning of Year	Purchases	Sales Proceeds	Realized Gain/ (Loss)	Change in Unrealized Gain/(Loss)	Dividend Income	Value - End of Year
Compass EMP Ultra Short-Term Fixed Income Fund	$556,773	$—	$77,641	$—	$—	$3,130	$479,132

Enhanced Fixed Income Fund

Affiliated Holding	Value - Beginning of Year	Purchases	Sales Proceeds	Realized Gain/ (Loss)	Change in Unrealized Gain/(Loss)	Dividend Income	Value - End of Year
Compass EMP Ultra Short-Term Fixed Income Fund	$2,011,377	$—	$1,170,340	$—	$—	$9,559	$841,037

Multi-Asset Balanced Fund

Affiliated Holding	Value - Beginning of Year	Purchases	Sales Proceeds	Realized Gain/ (Loss)	Change in Unrealized Gain/(Loss)	Dividend Income	LTCG from Affiliates	Value - End of Year
Compass EMP Developed 500 Enhanced Volatility Weighted Index ETF	$—	$43,292	$—	$—	$433	$365	$—	$43,725
Compass EMP US 100 High Dividend Enhanced Volatility Weighted Index ETF	—	2,728,441	1,407,553	55,689	(16,636)	47,297	—	1,359,941

Notes to Consolidated Financial Statements — continued

Compass EMP Funds  June 30, 2015

Affiliated Holding	Value - Beginning of Year	Purchases	Sales Proceeds	Realized Gain/ (Loss)	Change in Unrealized Gain/(Loss)	Dividend Income	LTCG from Affiliates	Value - End of Year
Compass EMP US 500 Enhanced Volatility Index ETF	$—	$2,704,998	$1,406,621	$36,540	$48,583	$18,747	$—	$1,383,500
Compass EMP US 500 Volatility Weighted Index ETF	—	4,196,319	2,231,201	57,015	70,687	33,778	—	2,092,820
Compass EMP US Discovery 500 Enhanced Volatility Weighted Fund ETF	—	2,118,331	1,465,212	18,411	36,681	9,291	—	708,211
Compass EMP Enhanced Fixed Income Fund — Cl. I	17,458,194	365,093	14,169,210	370,558	(223,611)	292,986	—	3,801,024
Compass EMP Market Neutral Income Fund — Cl. I	14,031,019	238,843	4,949,883	(234,428)	(321,434)	371,297	—	8,764,117
Compass EMP Commodity Strategies Enhanced Volatility Weighted Fund — Cl. I	2,972,466	156,063	1,600,758	(161,661)	(172,519)	33,303	—	1,193,591
Compass EMP Commodity Strategies Volatility Weighted Fund — Cl. I	2,962,938	303,211	1,165,428	(387,095)	(520,716)	333,951	—	1,192,910
Compass EMP Emerging Market 500 Volatility Weighted Fund — Cl. I	3,161,546	483,407	2,371,280	31,720	(218,083)	21,615	—	1,087,310
Compass EMP International 500 Enhanced Volatility Weighted Fund — Cl. I	11,761,019	969,582	7,114,227	(48,397)	(1,231,526)	341,721	123,058	4,336,451

Notes to Consolidated Financial Statements — continued

Compass EMP Funds  June 30, 2015

Affiliated Holding	Value - Beginning of Year	Purchases	Sales Proceeds	Realized Gain/ (Loss)	Change in Unrealized Gain/(Loss)	Dividend Income	LTCG from Affiliates	Value - End of Year
Compass EMP International 500 Volatility Weighted Fund — Cl. I	$8,818,773	$1,087,494	$5,454,892	$(231,006)	$(937,755)	$360,613	$227,713	$3,282,614
Compass EMP Long/Short Strategies Fund — Cl. I	6,973,045	—	4,349,018	166,435	(62,582)	32,185	6,814	2,727,880
Compass EMP REC Enhanced Volatility Weighted Fund — Cl. I	4,380,904	—	3,129,296	424,737	(99,871)	114,685	1,771	1,576,474
Compass EMP US 500 Enhanced Volatility Weighted Fund — Cl. I	14,433,231	325,010	11,710,855	1,274,051	(1,536,849)	204,401	333,883	2,784,588
Compass EMP US 500 Volatility Weighted Fund — Cl. I	10,824,226	417,507	8,780,217	836,518	(1,210,906)	219,247	372,496	2,087,128
Compass EMP US Small Cap 500 Volatility Weighted Fund — Cl. I	3,560,712	94,710	2,731,759	62,734	(272,022)	84,551	91,556	714,375
Total	$101,338,073	$16,232,301	$74,037,410	$2,271,821	$(6,668,126)	$2,520,033	$1,157,291	$39,136,659

Multi-Asset Growth Fund

Affiliated Holding	Value - Beginning of Year	Purchases	Sales Proceeds	Realized Gain/ (Loss)	Change in Unrealized Gain/(Loss)	Dividend Income	LTCG from Affiliates	Value - End of Year
Compass EMP Developed 500 Enhanced Volatility Weighted Index ETF	—	$6,670	$—	$—	$434	$70	$—	$7,104
Compass EMP US 100 High Dividend Enhanced Volatility Weighted Index ETF	—	1,940,413	967,070	35,165	(9,270)	35,042	—	999,238

Notes to Consolidated Financial Statements — continued

Compass EMP Funds  June 30, 2015

Affiliated Holding	Value - Beginning of Year	Purchases	Sales Proceeds	Realized Gain/ (Loss)	Change in Unrealized Gain/(Loss)	Dividend Income	LTCG from Affiliates	Value - End of Year
Compass EMP US 500 Enhanced Volatility Weighted Index ETF	$—	$4,251,449	$3,301,520	$58,201	$7,953	$22,361	$—	$1,016,083
Compass EMP US 500 Volatility Weighted Index ETF	—	3,131,968	1,653,601	37,282	53,194	25,739	—	1,568,843
Compass EMP US Discovery 500 Enhanced Voltility Weighted Fund ETF	—	1,348,749	864,560	19,244	32,999	6,677	—	536,432
Compass EMP Emerging Market 500 Volatility Weighted Fund — Cl. I	3,285,407	147,792	2,437,341	30,087	(227,925)	20,248	—	798,020
Compass EMP International 500 Enhanced Volatility Weighted Fund — Cl. I	11,571,287	213,924	7,586,075	165,856	(1,444,399)	307,671	114,479	2,920,593
Compass EMP International 500 Volatility Weighted Fund — Cl. I	9,287,251	730,262	6,432,961	(261,395)	(981,051)	348,409	225,669	2,342,106
Compass EMP US 500 Enhanced Volatility Weighted Fund — Cl. I	14,291,001	—	12,046,134	1,334,525	(1,581,244)	192,361	317,498	1,998,148
Compass EMP US 500 Volatility Weighted Fund — Cl. I	11,341,046	—	9,368,856	849,410	(1,296,566)	245,476	424,520	1,525,034
Compass EMP US Small Cap 500 Volatility Weighted Fund — Cl. I	3,690,934	—	2,890,211	11,028	(293,241)	103,900	114,102	518,510
Total	$53,466,926	$11,771,227	$47,548,329	$2,279,403	$(5,739,116)	$1,307,954	$1,196,268	$14,230,111

Notes to Consolidated Financial Statements — continued

Compass EMP Funds  June 30, 2015

Alternative Strategies Fund

Affiliated Holding	Value - Beginning of Year	Purchases	Sales Proceeds	Realized Gain/ (Loss)	Change in Unrealized Gain/(Loss)	Dividend Income	LTCG from Affiliates	Value - End of Year
Compass EMP Developed 500 Enhanced Volatility Weighted Index ETF	$—	$878,022	$245,794	$11,707	$14,144	$8,623	$72	$658,079
Compass EMP US 100 High Dividend Enhanced Volatility Weighted Index ETF	—	1,558,961	357,430	13,113	17,505	37,864	—	1,232,149
Compass EMP US 500 Enhanced Volatility Weighted Index ETF	—	1,563,000	414,340	18,725	63,009	15,023	—	1,230,394
Compass EMP Market Neutral Income Fund — Cl. I	10,731,726	43,092	3,251,499	(83,596)	(357,308)	288,478	—	7,082,415
Compass EMP Commodity Strategies Enhanced Volatility Weighted Fund — Cl. I	5,983,346	325,709	1,523,546	(128,483)	(505,969)	63,594	—	4,151,057
Compass EMP Commodity Strategies Volatility Weighted Fund — Cl. I	5,964,696	1,203,018	1,145,080	(246,523)	(1,543,867)	637,682	—	4,232,244
Compass EMP International 500 Enhanced Volatility Weighted Fund — Cl. I	6,836,919	65,682	2,619,493	134,163	(674,717)	184,240	59,367	3,742,554
Compass EMP Long/Short Strategies Fund — Cl. I	14,535,704	—	5,432,808	282,539	128,749	85,691	13,477	9,514,184
Compass EMP REC Enhanced Volatility Weighted Fund — Cl. I	9,113,434	—	3,607,882	321,365	(131,325)	285,466	3,475	5,695,592

Notes to Consolidated Financial Statements — continued

Compass EMP Funds  June 30, 2015

Affiliated Holding	Value - Beginning of Year	Purchases	Sales Proceeds	Realized Gain/ (Loss)	Change in Unrealized Gain/(Loss)	Dividend Income	LTCG from Affiliates	Value - End of Year
Compass EMP US 500 Enhanced Volatility Weighted Fund — Cl. I	$8,305,891	$—	$5,283,104	$701,301	$(677,914)	$99,650	$152,959	$3,046,174
Total	$61,471,716	$5,637,484	$23,880,976	$1,024,311	$(3,667,693)	$1,706,311	$229,350	$40,584,842

11.  Underlying Investments in Other Investment Companies:

Enhanced Fixed Income Fund currently invests a portion of their assets in AIM STIT — Liquid Assets Portfolio, Institutional Class ("AIM"). Enhanced Fixed Income Fund may redeem their investment from AIM at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of Enhanced Fixed Income Fund may be directly affected by the performance of AIM. AIM is registered under the 1940 Act as an open-ended management investment company. AIM invests in a diversified portfolio of high-quality, short-term debt securities, including securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The financial statements of AIM, including the portfolio of investments, can be found at the Security and Exchange Commission's website and should be read in conjunction with Enhanced Fixed Income Fund's financial statements. As of June 30, 2015 the percentage of the fund's net assets invested in AIM was 26.8% the Enhanced Fixed Income Fund.

12.  Change in Accounting Policy:

During the year ended November 30, 2013 and the period ended June 30, 2014, the Alternative Fund had a controlling interest in each of the Compass EMP Long Short Strategies Fund, Compass EMP Commodity Strategies Enhanced Volatility Weighted Fund and the Compass EMP Commodity Strategies Volatility Weighted Fund. The Compass EMP Commodity Strategies Enhanced Volatility Weighted Fund and the Compass EMP Commodity Strategies Volatility Weighted Fund each have investments in wholly owned CFCs and report their financial statements on a consolidated basis with their respective wholly owned CFCs. As a result of this controlling interest the Financial Statements of the Alternative Fund included the Compass EMP Long Short Strategies Fund, Compass EMP Commodity Strategies Enhanced Volatility Weighted Fund (and its respective CFC) and the Compass EMP Commodity Strategies Volatility Weighted Fund (and its respective CFC).

On July 1, 2014, the Board made the determination that the financial presentation that would be most meaningful to shareholders going forward for the Alternative Fund was on an unconsolidated basis as the financials of the Compass EMP Long Short Strategies Fund, Compass EMP Commodity Strategies Enhanced Volatility Weighted Fund (and its respective CFC) and the Compass EMP Commodity Strategies Volatility Weighted Fund (and its respective CFC) were now presented in the same report. Previously the Alternative Fund had a fiscal year end of November 30th and presented its financials in a separate report from the other Funds in which it had a controlling interest.

As a result on July 1, 2014, the Financial Statements of the Compass EMP Long Short Strategies Fund, Compass EMP Commodity Strategies Enhanced Volatility Weighted Fund (and its respective CFC) and the Compass EMP Commodity Strategies Volatility Weighted Fund (and its respective CFC) were deconsolidated. The non-controlling interest on the date of deconsolidation was $16,677,714. As a result of Board determination, the 2014 Statement of Changes in Net Assets and the Seven Month Period Ended June 30, 2014 of the Financial Highlights have been changed from the prior audited amounts, to not include the consolidation.

Notes to Consolidated Financial Statements — continued

Compass EMP Funds  June 30, 2015

A summary of the effects of the change in accounting policy is as follows:

Statement of Changes in Net Assets for the period ended June 30, 2014

	Previously Reported	Restated
Operations:
Net investment income (loss)	169,877	346,815
Net realized gain on investments and futures contracts	1,745,072	495,689
Distributions of realized gains from from underlying investment companies	4,395	4,395
Net change in unrealized appreciation (depreciation) on investments and futures contracts	2,384,665	2,262,617
Net (gain) loss attributable to the non-controlling interest	(1,194,493)	—
Increase (decrease) in net assets resulting form operations	3,109,516	3,109,516
Share Transactions of Beneficial Interest — Non-controlling Interest
Non-Controlling interest on dates of initial consolidation	—	—
Non-Controlling interest on dates of deconsolidation	(8,799,112)	—
Proceeds from shares sold	2,820,603	—
Cost of shares redeemed	(2,643,745)	—
Net gain (loss) attributable to non-controlling interest	1,194,493	—
Net increase (decrease) in net assets from share transactions of beneficial interest — Non-controlling Interest	(7,427,761)	—
Net Assets — End of year	80,068,790	63,133,510

Statement of Changes in Net Assets for the period ended November 30, 2013

	Previously Reported	Restated
Operations:
Net investment income (loss)	(556,789)	(362,510)
Net realized gain on investments and futures contracts	3,981,902	5,029,602
Net change in unrealized appreciation (depreciation) on
investments and futures contracts	275,969	(509,434)
Net (gain) loss attributable to the non-controlling interest	456,576	—
Increase (decrease) in net assets resulting form operations	4,157,658	4,157,658
Share Transactions of Beneficial Interest — Non-controlling Interest
Non-Controlling interest on dates of initial consolidation	18,857,566	—
Non-Controlling interest on dates of deconsolidation	—	—
Proceeds from shares sold	19,649,905	—
Cost of shares redeemed	(13,687,854)	—
Net gain (loss) attributable to non-controlling interest	(456,576)	—
Net increase (decrease) in net assets from share transactions of beneficial interest — Non-controlling Interest	24,363,041	—
Net Assets — End of year	98,945,663	74,582,622

While the Statements of Assets and Liabilities as of June 30, 2014 and November 30, 2013 (not presented herein) have not been reissued to give effect to the change in accouting policy, the principal effects of the restatement would be to decrease the amount of non-controlling interest to zero which would have decreased net assets proportionately. The Statements of Operations for the period ended June 30, 2014 and November 30, 2013 (not presented herein) has not been reissued to give effect to the change in accouting policy but the principal effects of the restatement would be

Notes to Consolidated Financial Statements — continued

Compass EMP Funds  June 30, 2015

to decrease amounts of investment income, expenses, realized gain/loss and change in unrealized which would have decreased net (gain) loss attributable to the non-controlling interest proportionately.

A summary of the effects of the change in accouting policy is as follows:

Financial Highlights for the period ended June 30, 2014

	Previously Reported	Restated
Class A
Net Asset Value, Beginning of Period	10.07	10.07
Net Investment Income (Loss)	0.03	0.06
Net realized and unrealized gain (loss)	0.66	0.45
Total income(loss) from investment operations	0.69	0.51
Distributions to shareholders from:
Net Investment Income	—	—
Return of Capital	—	—
Total Distributions	—	—
Less (gain) loss attributable to non-controlling interest	(0.18)	—
Net Asset Value, End of Period	10.58	10.58
Total Return (%)	5.06%	5.06%
Ratios of expenses to average net assets:
Before fees waived and expenses absorbed/recouped	1.73%	0.59%
After fees waived and expenses absorbed/recouped	1.47%	0.50%
Ratios of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/recouped	0.31%	0.94%
After fees waived and expenses absorbed/recouped	0.57%	1.03%
Class C
Net Asset Value, Beginning of Period	9.82	9.82
Net Investment Income (Loss)	(0.01)	0.02
Net realized and unrealized gain (loss)	0.64	0.43
Total income(loss) from investment operations	0.63	0.45
Distributions to shareholders from:
Net Investment Income	—	—
Return of Capital	—	—
Total Distributions	—	—
Less (gain) loss attributable to non-controlling interest	(0.18)	—
Net Asset Value, End of Period	10.27	10.27
Total Return (%)	4.58%	4.58%
Ratios of expenses to average net assets:
Before fees waived and expenses absorbed/recouped	2.48%	1.34%
After fees waived and expenses absorbed/recouped	2.22%	1.25%
Ratios of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/recouped	(0.41)%	0.22%
After fees waived and expenses absorbed/recouped	(0.15)%	0.31%

Notes to Consolidated Financial Statements — continued

Compass EMP Funds  June 30, 2015

Financial Highlights for the period ended June 30, 2014 (continued)

	Previously Reported	Restated
Class T
Net Asset Value, Beginning of Period	9.98	9.98
Net Investment Income (Loss)	0.02	0.05
Net realized and unrealized gain (loss)	0.65	0.44
Total income(loss) from investment operations	0.67	0.49
Distributions to shareholders from:
Net Investment Income	—	—
Return of Capital	—	—
Total Distributions	—	—
Less (gain) loss attributable to non-controlling interest	(0.18)	—
Net Asset Value, End of Period	10.47	10.47
Total Return (%)	4.91%	4.91%
Ratios of expenses to average net assets:
Before fees waived and expenses absorbed/recouped	1.98%	0.84%
After fees waived and expenses absorbed/recouped	1.72%	0.75%
Ratios of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/recouped	0.07%	0.69%
After fees waived and expenses absorbed/recouped	0.33%	0.78%

Financial Highlights for the period ended November 30, 2013

	Previously Reported	Restated
Class A
Net Asset Value, Beginning of Period	9.69	9.69
Net Investment Income (Loss)	(0.04)	(0.02)
Net realized and unrealized gain (loss)	0.38	0.40
Total income(loss) from investment operations	0.34	0.38
Distributions to shareholders from:
Net Investment Income	—	—
Return of Capital	—	—
Total Distributions	—	—
Less (gain) loss attributable to non-controlling interest	0.04	—
Net Asset Value, End of Period	10.07	10.07
Total Return (%)	3.92%	3.92%
Ratios of expenses to average net assets:
Before fees waived and expenses absorbed/recouped	1.68%	1.19%
After fees waived and expenses absorbed/recouped	1.61%	1.19%
Ratios of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/recouped	(0.46)%	(0.25)%
After fees waived and expenses absorbed/recouped	(0.39)%	(0.25)%

Notes to Consolidated Financial Statements — continued

Compass EMP Funds  June 30, 2015

Financial Highlights for the period ended November 30, 2013 (continued)

	Previously Reported	Restated
Class C
Net Asset Value, Beginning of Period	9.51	9.51
Net Investment Income (Loss)	(0.11)	(0.09)
Net realized and unrealized gain (loss)	0.38	0.40
Total income(loss) from investment operations	0.27	0.31
Distributions to shareholders from:
Net Investment Income	—	—
Return of Capital	—	—
Total Distributions	—	—
Less (gain) loss attributable to non-controlling interest	0.04	—
Net Asset Value, End of Period	9.82	9.82
Total Return (%)	3.26%	3.26%
Ratios of expenses to average net assets:
Before fees waived and expenses absorbed/recouped	2.43%	1.94%
After fees waived and expenses absorbed/recouped	2.36%	1.94%
Ratios of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/recouped	(1.21)%	(1.00)%
After fees waived and expenses absorbed/recouped	(1.14)%	(1.00)%
Class T
Net Asset Value, Beginning of Period	9.62	9.62
Net Investment Income (Loss)	(0.06)	(0.04)
Net realized and unrealized gain (loss)	0.38	0.40
Total income(loss) from investment operations	0.32	0.36
Distributions to shareholders from:
Net Investment Income	—	—
Return of Capital	—	—
Total Distributions	—	—
Less (gain) loss attributable to non-controlling interest	0.04	—
Net Asset Value, End of Period	9.98	9.98
Total Return (%)		3.74%
Ratios of expenses to average net assets:
Before fees waived and expenses absorbed/recouped	1.93%	1.37%
After fees waived and expenses absorbed/recouped	1.86%	1.37%
Ratios of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/recouped	(0.71)%	(0.50)%
After fees waived and expenses absorbed/recouped	(0.64)%	(0.50)%

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Compass EMP Funds Trust

and the Shareholders of Compass EMP U.S. 500 Volatility Weighted Fund, Compass EMP U.S. Small Cap 500 Volatility Weighted Fund, Compass EMP International 500 Volatility Weighted Fund, Compass EMP Emerging Market 500 Volatility Weighted Fund, Compass EMP REC Enhanced Volatility Weighted Fund, Compass EMP U.S. 500 Enhanced Volatility Weighted Fund, Compass EMP Long/Short Strategies Fund, Compass EMP International 500 Enhanced Volatility Weighted Fund, Compass EMP Commodity Strategies Enhanced Volatility Weighted Fund, Compass EMP Commodity Strategies Volatility Weighted Fund, Compass EMP Market Neutral Income Fund, Compass EMP Enhanced Fixed Income Fund, Compass EMP Ultra Short-Term Fixed Income Fund, Compass EMP Multi-Asset Balanced Fund, Compass EMP Multi-Asset Growth Fund and Compass EMP Alternative Strategies Fund

We have audited the accompanying statements of assets and liabilities of the Compass EMP U.S. 500 Volatility Weighted Fund, Compass EMP U.S. Small Cap 500 Volatility Weighted Fund, Compass EMP International 500 Volatility Weighted Fund, Compass EMP Emerging Market 500 Volatility Weighted Fund, Compass EMP REC Enhanced Volatility Weighted Fund, Compass EMP U.S. 500 Enhanced Volatility Weighted Fund, Compass EMP Long/Short Strategies Fund, Compass EMP International 500 Enhanced Volatility Weighted Fund, Compass EMP Commodity Strategies Enhanced Volatility Weighted Fund (consolidated), Compass EMP Commodity Strategies Volatility Weighted Fund (consolidated), Compass EMP Market Neutral Income Fund, Compass EMP Enhanced Fixed Income Fund, Compass EMP Ultra Short-Term Fixed Income Fund, Compass EMP Multi-Asset Balanced Fund, Compass EMP Multi-Asset Growth Fund and Compass EMP Alternative Strategies Fund (the "Funds"), each a series of shares of beneficial interest in the Compass EMP Funds Trust, including the schedules of investments, as of June 30, 2015, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years or periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2015 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Compass EMP U.S. 500 Volatility Weighted Fund, Compass EMP U.S. Small Cap 500 Volatility Weighted Fund, Compass EMP International 500 Volatility Weighted Fund, Compass EMP Emerging Market 500 Volatility Weighted Fund, Compass EMP REC Enhanced Volatility Weighted Fund, Compass EMP U.S. 500 Enhanced Volatility Weighted Fund, Compass EMP Long/Short Strategies Fund, Compass EMP International 500 Enhanced Volatility Weighted Fund, Compass EMP Commodity Strategies Enhanced Volatility Weighted Fund, Compass EMP Commodity Strategies Volatility Weighted Fund, Compass EMP Market Neutral Income Fund, Compass EMP Enhanced Fixed Income Fund, Compass EMP Ultra Short-Term Fixed Income Fund, Compass EMP Multi-Asset Balanced Fund, Compass EMP Multi-Asset Growth Fund and Compass EMP Alternative Strategies Fund as of June 30, 2015, and the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the years or periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
August 28, 2015

  Supplemental Information

Compass EMP Funds  June 30, 2015

(Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust in managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under that 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, positions with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 21 portfolios in the Compass EMP Funds Trust, 25 portfolios in The Victory Portfolios, one portfolio in The Victory Variable Insurance Funds and one portfolio in The Victory Institutional Funds, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o Compass EMP Funds Trust, 80 Arkay Drive, Hauppauge, New York 11788. Each Trustee has an indefinite term.

Name, Address, and Age	Positions Held with the Trust	Date Commenced Service and Term of Office	Principal Occupation During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
David Brooks Adcock, 63	Trustee	May 2015, indefinite	Consultant (since 2006).

The Victory Portfolios (2005-present) (25 portfolios); The Victory Institutional Funds (1 portfolio) (2005-present); The Victory Variable Insurance Funds (1 portfolio) (2005-present); FBR Funds (2011-2012).

Nigel D. T. Andrews, 68	Vice Chair and Trustee	May 2015, indefinite	Retired.

The Victory Portfolios (2002-present) (25 portfolios); The Victory Institutional Funds (1 portfolio) (2002-present); The Victory Variable Insurance Funds (1 portfolio) (200-present); Carlyle GMS Finance, Inc. (since 2012); Chemtura Corporation (2000-2010); Old Mutual plc. (2002-2011); Old Mutual US Asset Management (2002-2014).

  Supplemental Information — continued

Compass EMP Funds  June 30, 2015

(Unaudited)

Name, Address, and Age	Positions Held with the Trust	Date Commenced Service and Term of Office	Principal Occupation During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
E. Lee Beard, 63	Trustee	May 2015, indefinite	Consultant, The Henlee Group, LLC. (Consulting) (since 2005).

The Victory Portfolios (2005-present) (25 portfolios); The Victory Institutional Funds (1 portfolio) (2005-present); The Victory Variable Insurance Funds (1 portfolio) (2005-present); Penn Millers Holding Corporation (January 2011 to November 2011).

Sally M. Dungan, 61	Trustee	May 2015, indefinite	Chief Investment Officer, Tufts University (since 2002).	The Victory Portfolios (2011-present) (25 portfolios); The Victory Institutional Funds (1 portfolio) (2011-present); The Victory Variable Insurance Funds (1 portfolio) (2011-present).
John L. Kelly, 62	Trustee	May 2015, indefinite	Bulk physical commodities broker, Endgate Commodities LLC (since 2014); Chief Operating Officer, Liquidnet Holdings, Inc. (2011-2014); Managing Member, Crossroad LLC (Consultants) (2009-2011);

The Victory Portfolios (2015-present) (25 portfolios); The Victory Institutional Funds (1 portfolio) (2015-present); The Victory Variable Insurance Funds (1 portfolio) (2015-present); Director, Caledonia Mining Corporation (May 2012 to present); Managing Member, Crossroad LLC (May 2009 to present).

David L. Meyer, 58	Trustee	May 2015, indefinite	Retired.	The Victory Portfolios (2008-present) (25 portfolios); The Victory Institutional Funds (1 portfolio) (2008-present); The Victory Variable Insurance Funds (1 portfolio) (2008-present).

  Supplemental Information — continued

Compass EMP Funds  June 30, 2015

(Unaudited)

Name, Address, and Age	Positions Held with the Trust	Date Commenced Service and Term of Office	Principal Occupation During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Leigh A. Wilson, 70	Trustee	May 2015, indefinite	Private Investor.

The Victory Portfolios (1994-present) (25 portfolios); The Victory Institutional Funds (1 portfolio) (1994-present); The Victory Variable Insurance Funds (1 portfolio) (1994-present); Chair (since 2013) and Director (since 2012 and March-October 2008), Caledonia Mining Corporation; Chair, Old Mutual Funds II (15 portfolios) (2005-2010); Trustee and Independent Chairman, Old Mutual Funds III (13 portfolios) (2007-2010).

Interested Trustees
David C. Brown, 43	Trustee	May 2015, indefinite

Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), President — Investments and Operations (2010-2011) and Chief Operating Officer (2004-2011), Victory Capital Management Inc.; Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.

The Victory Portfolios (2008-present) (25 portfolios); The Victory Institutional Funds (1 portfolio) (2008-present); The Victory Variable Insurance Funds (1 portfolio) (2008-present);

Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 888-944-4367.

  Supplemental Information — continued

Compass EMP Funds  June 30, 2015

(Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is c/o Compass EMP Funds Trust, 80 Arkay Drive, Hauppauge, New York. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name, Address, and Age	Positions Held with the Trust	Date Commenced Service and Term of Office	Principal Occupation During Past 5 Years
Christopher K. Dyer, 53	President	May 2015, indefinite	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, 45	Vice President	May 2015, indefinite	Manager, Fund Administration, the Adviser (January 2015-present). Senior Analyst, Fund Administration, the Adviser (prior to January 2015).
Erin G. Wagner, 41	Secretary	May 2015, indefinite	Associate General Counsel, the Adviser (since 2013); Associate, Dechert LLP (2001-2010).
Christopher A. Ponte, 31	Treasurer	May 2015, indefinite	Senior Analyst, Fund Administration, the Adviser; Registered Principal, Victory Capital Advisers, Inc. (since 2011).
Jay G. Baris, 61	Assistant Secretary	May 2015, indefinite	Partner, Morrison & Foerster LLP (since 2011); Partner, Kramer Levin Naftalis & Frankel LLP. (1994-2011).
Edward J. Veilleux, 71	Chief Compliance Officer	May 2015, for a one year term, renewable annually	President of EJV Financial Services (mutual fund consulting)

  Supplemental Information — continued

Compass EMP Funds  June 30, 2015

(Unaudited)

Proxy Voting Policy

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-944-4367 or by referring to the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N–Q is available without charge, upon request, by calling 1-888-944-4367.

Expense Examples

Example

As a shareholder of a Fund you will pay ongoing expenses, such as advisory fees, distribution and service fees (12b-1), and other fund expenses. The following examples are intended to help you understand the ongoing cost (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions which may be assessed by mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The columns under the heading entitled "Actual" help you estimate the actual expenses you paid over the period. The "Actual Ending Account Value" shown is derived from the Fund's actual return, and the "Actual Expenses Paid During Period" shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled "Actual Expenses Paid During Period".

Hypothetical Examples for Comparison Purposes

The columns under the heading entitled "Hypothetical" provide information about hypothetical account value and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table on the next page are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the last column of the table (Hypothetical Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypothetical (5% return before expenses)
	Fund's Annualized Expense Ratio	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Expenses Paid During Period(a)	Ending Account Value 6/30/15	Expenses Paid During Period(a)
Compass EMP U.S. 500 Vol. Weighted — Cl. A	0.99%	$1,000.00	$1,011.70	$4.94	$1,019.89	$4.96

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			Actual		Hypothetical (5% return before expenses)
	Fund's Annualized Expense Ratio	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Expenses Paid During Period(a)	Ending Account Value 6/30/15	Expenses Paid During Period(a)
Compass EMP U.S. 500 Vol. Weighted — Cl. C	1.74%	$1,000.00	$1,007.80	$8.66	$1,016.17	$8.70
Compass EMP U.S. 500 Vol. weighted — Cl. I	0.74%	1,000.00	1,013.60	3.69	1,021.12	3.71
Compass EMP U.S. 500 Vol. weighted — Cl. T	1.24%	1,000.00	1,010.50	6.18	1,018.65	6.21
Compass EMP U.S. Small Cap 500 Vol. weighted — Cl. A	0.99%	1,000.00	1,032.40	4.99	1,019.89	4.96
Compass EMP U.S. Small Cap 500 Vol. weighted — Cl. C	1.74%	1,000.00	1,032.40	8.77	1,016.17	8.70
Compass EMP U.S. Small Cap 500 Vol. weighted — Cl. I	0.74%	1,000.00	1,035.00	3.73	1,021.12	3.71
Compass EMP U.S. Small Cap 500 Vol. Weighted — Cl. T	1.24%	1,000.00	1,032.00	6.25	1,018.65	6.21
Compass EMP Intl. 500 Vol. Weighted — Cl. A	1.10%	1,000.00	1,036.10	5.55	1,019.34	5.51
Compass EMP Intl. 500 Vol. Weighted — Cl. C	1.85%	1,000.00	1,031.90	9.32	1,015.62	9.25
Compass EMP Intl. 500 Vol. Weighted — Cl. I	0.85%	1,000.00	1,037.30	4.29	1,020.58	4.26
Compass EMP Intl. 500 Vol. Weighted — Cl. T	1.35%	1,000.00	1,034.00	6.81	1,018.10	6.76
Compass EMP Emerging Market 500 Vol. Weighted — Cl. A	1.15%	1,000.00	992.30	5.68	1,019.09	5.76
Compass EMP Emerging Market 500 Vol. Weighted — Cl. C	1.90%	1,000.00	989.40	9.37	1,015.37	9.49
Compass EMP Emerging Market 500 Vol. Weighted — Cl. I	0.90%	1,000.00	994.50	4.45	1,020.33	4.51
Compass EMP Emerging Market 500 Vol. Weighted — Cl. T	1.40%	1,000.00	991.90	6.91	1,017.85	7.00

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			Actual		Hypothetical (5% return before expenses)
	Fund's Annualized Expense Ratio	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Expenses Paid During Period(a)	Ending Account Value 6/30/15	Expenses Paid During Period(a)
Compass EMP U.S. 500 Enhanced Vol. Weighted — Cl. A	1.41%	$1,000.00	$1,010.90	$7.03	$1,017.80	$7.05
Compass EMP U.S. 500 Enhanced Vol. Weighted — Cl. C	2.16%	1,000.00	1,006.50	10.75	1,014.08	10.79
Compass EMP U.S. 500 Enhanced Vol. Weighted — Cl. I	1.16%	1,000.00	1,012.20	5.79	1,019.04	5.81
Compass EMP U.S. 500 Enhanced Vol. Weighted — Cl. T	1.66%	1,000.00	1,009.10	8.27	1,016.56	8.30
Compass EMP Intl. 500 Enhanced Vol. Weighted — Cl. A	1.47%	1,000.00	1,033.60	7.41	1,017.50	7.35
Compass EMP Intl. 500 Enhanced Vol. Weighted — Cl. C	2.22%	1,000.00	1,029.40	11.17	1,013.79	11.08
Compass EMP Intl. 500 Enhanced Vol. Weighted — Cl. I	1.22%	1,000.00	1,033.80	6.15	1,108.74	6.11
Compass EMP Intl. 500 Enhanced Vol. Weighted — Cl. T	1.72%	1,000.00	1,031.30	8.66	1,016.27	8.60
Compass EMP REC Enhanced Vol. Weighted — Cl. A	1.40%	1,000.00	945.00	6.75	1,017.85	7.00
Compass EMP REC Enhanced Vol. Weighted — Cl. C	2.15%	1,000.00	941.60	10.35	1,014.13	10.74
Compass EMP REC Enhanced Vol. Weighted — Cl. I	1.15%	1,000.00	947.20	5.55	1,019.09	5.76
Compass EMP REC Enhanced Vol. Weighted — Cl. T	1.65%	1,000.00	944.30	7.95	1,016.61	8.25
Compass EMP Commodity Strategies Vol. Weighted — Cl. A	1.31%	1,000.00	980.40	6.43	1,018.30	6.56
Compass EMP Commodity Strategies Vol. Weighted — Cl. C	2.06%	1,000.00	975.90	10.09	1,014.58	10.29
Compass EMP Commodity Strategies Vol. Weighted — Cl. I	1.06%	1,000.00	981.90	5.21	1,019.54	5.31

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			Actual		Hypothetical (5% return before expenses)
	Fund's Annualized Expense Ratio	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Expenses Paid During Period(a)	Ending Account Value 6/30/15	Expenses Paid During Period(a)
Compass EMP Commodity Strategies Vol. Weighted — Cl. T	1.56%	$1,000.00	$979.00	$7.65	$1,017.06	$7.80
Compass EMP Commodity Strategies Enhanced Vol. Weighted — Cl. A	1.45%	1,000.00	996.50	7.18	1,017.60	7.25
Compass EMP Commodity Strategies Enhanced Vol. Weighted — Cl. C	2.20%	1,000.00	991.70	10.86	1,013.88	10.99
Compass EMP Commodity Strategies Enhanced Vol. Weighted — Cl. I	1.20%	1,000.00	996.50	5.94	1,018.84	6.01
Compass EMP Commodity Strategies Enhanced Vol. Weighted — Cl. T	1.70%	1,000.00	995.30	8.41	1,016.36	8.50
Compass EMP Long/Short Strategies — Cl. A	1.56%	1,000.00	1,007.70	7.77	1,017.06	7.80
Compass EMP Long/Short Strategies — Cl. C	2.31%	1,000.00	1,003.60	11.48	1,013.34	11.53
Compass EMP Long/Short Strategies — Cl. I	1.31%	1,000.00	1,009.10	6.53	1,018.30	6.56
Compass EMP Long/Short Strategies — Cl. T	1.81%	1,000.00	1,007.10	9.01	1,015.82	9.05
Compass EMP Market Neutral Income — Cl. A	1.10%	1,000.00	995.20	5.44	1,019.34	5.51
Compass EMP Market Neutral Income — Cl. C	1.85%	1,000.00	990.80	9.13	1,015.62	9.25
Compass EMP Market Neutral Income — Cl. I	0.85%	1,000.00	996.10	4.21	1,020.58	4.26
Compass EMP Market Neutral Income — Cl. T	1.35%	1,000.00	994.10	6.67	1,018.10	6.76
Compass EMP Enhanced Fixed Income — Cl. A	0.81%	1,000.00	996.00	4.01	1,020.78	4.06

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			Actual		Hypothetical (5% return before expenses)
	Fund's Annualized Expense Ratio	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Expenses Paid During Period(a)	Ending Account Value 6/30/15	Expenses Paid During Period(a)
Compass EMP Enhanced Fixed Income — Cl. C	1.56%	$1,000.00	$991.80	$7.70	$1,017.06	$7.80
Compass EMP Enhanced Fixed Income — Cl. I	0.56%	1,000.00	998.00	2.77	1,022.02	2.81
Compass EMP Enhanced Fixed Income — Cl. T	1.06%	1,000.00	994.90	5.24	1,019.54	5.31
Compass Ultra Short-Term Fixed Income — Cl. A	0.50%	1,000.00	1,001.70	2.48	1,022.32	2.51
Compass Ultra Short-Term Fixed Income — Cl. I	0.25%	1,000.00	1,002.90	1.24	1,023.55	1.25
Compass EMP Multi-Asset Balanced — Cl. A	0.50%	1,000.00	1,004.20	2.48	1,022.32	2.51
Compass EMP Multi-Asset Balanced — Cl. C	1.25%	1,000.00	1,000.00	2.48	1,018.60	2.50
Compass EMP Multi-Asset Balanced — Cl. T	0.75%	1,000.00	1,002.50	2.48	1,021.08	2.51
Compass EMP Multi-Asset Growth — Cl. A	0.47%	1,000.00	1,011.10	2.49	1,022.46	2.51
Compass EMP Multi-Asset Growth — Cl. C	1.17%	1,000.00	1,010.40	2.49	1,018.99	2.50
Compass EMP Multi-Asset Growth — Cl. T	0.75%	1,000.00	1,010.40	2.49	1,021.08	2.51
Compass EMP Alternative Strategies — Cl. A	0.50%	1,000.00	994.10	2.47	1,022.32	2.51
Compass EMP Alternative Strategies — Cl. C	1.25%	1,000.00	990.90	2.47	1,018.60	2.50
Compass EMP Alternative Strategies — Cl. T	0.75%	1,000.00	993.10	2.47	1,021.08	2.51

(a)  Expenses are equal to the average account value over the period, multiplied by the Fund's annualized expense ratio multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

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Considerations of the Board in Approving the Investment Advisory Agreement

At a Special Meeting of Shareholders of the Trust held on April 17, 2015, (as adjourned to April 27, 2015 with respect to certain of the Funds), the shareholders of the Trust approved a new investment advisory agreement (the "New Advisory Agreement") with Victory Capital Management Inc. ("Victory Capital") in anticipation of the acquisition of substantially all of the assets of the Trust's investment adviser, Compass Advisory Group, LLC d/b/a Compass EMP Portfolios LLC, by Victory Capital (the "Acquisition"). At a meeting of the Board of Trustees of the Trust (the "Predecessor Board") held on January 29, 2015, the Trustees, including the Trustees who are not "interested persons" of the Trust (the "Independent Trustees"), approved the New Advisory Agreement and recommended its approval by shareholders. In connection with the Predecessor Board's consideration of the New Advisory Agreement, Victory Capital provided the Predecessor Board with written materials in advance of the Board Meeting. The Trustees relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the New Advisory Agreement and the weight to be given to each such factor. The Trustees' conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the New Advisory Agreement. The following summarizes the Trustees' review process and the information on which their conclusions were based:

Nature, Extent and Quality of Services. The Predecessor Board reviewed the materials provided by Victory Capital relating to the New Advisory Agreement. The Trustees discussed Victory Capital's focus of providing investment management delivered through a multi-boutique structure of autonomous investment franchises. They also noted that the same portfolio management team members that currently managed the Funds were expected to continue to manage each of the Funds in accordance with each Fund's current investment strategies, investment objectives and investment processes that would remain in place after the Acquisition. The Board also considered that Victory Capital would assume the responsibility, where advantageous and cost effective to the Funds, to provide centralized services such as risk management, trading, marketing, fund administration, accounting and finance, sales and relationship management to the Funds following the Acquisition and that Victory Capital would maintain a continuous investment program for the Funds and exercise oversight of the performance and compliance programs of the various service providers. The Board considered Victory Capital's Senior Management Committee and its intention to assume the responsibilities for directing business strategy, promoting corporate culture, allocating resources, and managing all aspects of its investment business. The Trustees further considered the depth and experience of the non-portfolio management personnel that would have responsibilities to the Funds and noted that Victory Capital had not experienced any material compliance issues within the last twelve months. The Board, including the Independent Trustees, concluded that Victory Capital had sufficient quality and depth of personnel, resources, compliance policies and procedures essential to performing its duties under the New Advisory Agreement and that there was no reason to believe there would be a decrease in the quality of services provided to the Funds.

Performance. The Trustees agreed that the performance of each Fund should be considered individually because each Fund has different strategies, objectives and benchmarks for performance. The Trustees considered the year-to-date and since inception total returns for each Fund as compared to its respective CEMP index and non-CEMP index benchmarks, among other factors. The Trustees also considered the Morningstar Peer Group analysis for each Fund provided by Victory Capital. The Trustees noted that they had just recently reviewed the performance of the portfolio managers at the August 2014 board meeting and were satisfied with the Funds' performance under the portfolio management team, which was expected to be the same team employed by Victory Capital upon completion of the Acquisition. The Board considered that each Fund's performance may benefit in the future to the extent that the Funds' operational expenses decrease as a result of lower expense ratios agreed to by Victory Capital in its contractual expense limitation agreement with the Funds and any other economies of scale that may be realized from the Funds' relationship with Victory Capital. The Trustees noted that they continued to have confidence in the investment teams' rule-based methodology, and that each Fund's performance was acceptable. The Trustees concluded that there was no reason to believe that the Funds' performance would be compromised as a result of the New Advisory Agreement with Victory Capital.

Fees and Expenses. As to the costs of the services to be provided and profits to be realized by Victory Capital, the Board reviewed each Fund's advisory fee and overall expense structure as compared to its respective Peer Group comprised of other mutual fund portfolios selected by Victory Capital with similar investment objectives,

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strategies and size. The Board noted that Victory Capital would be lowering the advisory fee and limitation on the expense ratio for all of the Funds but the Compass EMP Multi-Asset Balanced Fund, Compass EMP Multi-Asset Growth Fund, Compass EMP Alternative Strategies Fund, Compass EMP Ultra Short-Term Fixed Income Fund, and Compass EMP REC Enhanced Volatility Weighted Fund and maintaining the advisory fee and expense ratio at current levels for those five Funds. The Board further noted that Victory Capital would maintain the proposed expense limitations for at least one year after the completion of the Acquisition. The Trustees reasoned that each Fund's management fees were in line with those of its Peer Group, and concluded that each Fund's fees were reasonable. The Trustees further considered Victory Capital's agreement to absorb the cost of certain other expenses related to the Acquisition, and that Victory Capital may choose to reduce its fees in the future, in order to improve distribution and increase Fund sales.

Economies of Scale. The Trustees considered whether Victory Capital would realize economies of scale with respect the management of the Funds. They reviewed the marketing and distribution efforts for those mutual funds currently advised by Victory Capital and noted that the addition of the Funds would deepen existing distribution relationships and develop new sales opportunities. The Trustees reviewed the projections for asset growth for each Fund over the 12-14 months following the Acquisition, and discussed Victory Capital's proposed expense limitation agreement. It was the consensus of the Board that, given the projected asset growth and in light of the economies that would be passed to the shareholders through the expense limitation agreement, the absence of breakpoints was acceptable at this time.

Profitability. The Trustees reviewed and considered the anticipated profit to be realized by Victory Capital in connection with the operation of each Fund and whether the amount of profit was fair entrepreneurial profit for the management of each Fund. The Trustees considered the aggregate profitability of the Funds to Victory Capital and noted that Victory Capital expected to operate at a loss with respect to the Funds for the initial term of the New Advisory Agreement. The Board concluded that Victory Capital's anticipated level of profitability with respect to each Fund is not excessive.

As a result of their considerations, the Predecessor Board, including all of the Independent Trustees, determined that the proposed New Advisory Agreement was in the best interests of each Fund and its shareholders. Accordingly, the Predecessor Board, by separate vote of the Independent Trustees and a majority of the Predecessor Board, approved the New Advisory Agreement and voted to recommend it to shareholders for approval.

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Shareholder Voting Results

At a Special Meeting of Shareholders of the Trust, held at the offices of GFS, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on Friday, April 17, 2015, Trust shareholders of record as of the close of business on March 4, 2015 voted to approve the following proposals:

Proposal 1: To approve a new investment advisory agreement by and between the Trust and Victory Capital Management, Inc.

	Shares Voted	Shares Voted Against
	In Favor	or Abstentions
Compass EMP U.S. 500 Volatility Weighted Fund	1,484,531	41,206
Compass EMP U.S. Small Cap 500 Volatility Weighted Fund	606,840	17,921
Compass EMP International 500 Volatility Weighted Fund	1,449,806	25,293
Compass EMP Emerging Market 500 Volatility Weighted Fund	801,653	20,851
Compass EMP REC Enhanced Volatility Weighted Fund	1,157,296	25,001
Compass EMP U.S. 500 Enhanced Volatility Weighted Fund	6,002,927	213,192
Compass EMP Long/Short Strategies Fund	1,605,523	16,593
Compass EMP International 500 Enhanced Volatility Weighted Fund	3,642,273	85,870
Compass EMP Commodity Strategies Enhanced Volatility Weighted Fund	962,194	9,869
Compass EMP Commodity Strategies Volatility Weighted Fund	1,230,124	16,252
Compass EMP Market Neutral Income Fund	5,253,866	184,698
Compass EMP Enhanced Fixed Income Fund	1,959,572	109,989
Compass EMP Ultra Short-Term Fixed Income Fund	1,115,848	14,968
Compass EMP Alternative Strategies Fund	2,185,067	53,452

Proposal 2: Election of Trustees

Trustee	Shares Voted In Favor	Shares Voted Against or Abstentions
David Brooks Adcock	40,854,942	822,459
Nigel D. T. Andrews	40,843,551	833,850
E. Lee Beard	40,859,488	817,913
Sally M. Dungan	40,858,724	818,677
David L. Meyer	40,856,195	821,206
Leigh A. Wilson	40,849,740	827,661
David C. Brown	40,608,492	1,039,006

At a Special Meeting of Shareholders of the Trust, held at the offices of GFS, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on Friday, April 27, 2015, Trust shareholders of record as of the close of business on March 4, 2015 voted to approve the following proposals:

Proposal 1: To approve a new investment advisory agreement by and between the Trust and Victory Capital Management, Inc.

	Shares Voted In Favor	Shares Voted Against or Abstentions
Compass EMP Multi-Asset Balanced Fund	1,482,716	52,063
Compass EMP Multi-Asset Growth Fund	487,435	32,674

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International 500 Volatility Weighted Fund

Trustee	Shares Voted In Favor	Shares Voted Against or Abstentions
David Brooks Adcock	1,583,856	22,761
Nigel D. T. Andrews	1,583,856	22,761
E. Lee Beard	1,583,856	22,761
Sally M. Dungan	1,583,856	22,761
David L. Meyer	1,583,856	22,761
Leigh A. Wilson	1,583,856	22,761
David C. Brown	1,583,856	22,761

Compass EMP Emerging Market 500 Volatility Weighted Fund

Trustee	Shares Voted In Favor	Shares Voted Against or Abstentions
David Brooks Adcock	1,103,499	17,744
Nigel D. T. Andrews	1,103,499	17,744
E. Lee Beard	1,103,499	17,744
Sally M. Dungan	1,103,691	17,552
David L. Meyer	1,103,499	17,744
Leigh A. Wilson	1,103,499	17,744
David C. Brown	1,103,499	20,808

Compass EMP REC Enhanced Volatility Weighted Fund

Trustee	Shares Voted In Favor	Shares Voted Against or Abstentions
David Brooks Adcock	1,790,709	22,437
Nigel D. T. Andrews	1,790,709	22,437
E. Lee Beard	1,790,709	22,437
Sally M. Dungan	1,790,855	22,291
David L. Meyer	1,790,709	22,437
Leigh A. Wilson	1,788,882	24,264
David C. Brown	1,789,841	23,305

Compass EMP U.S. 500 Enhanced Volatility Weighted Fund

Trustee	Shares Voted In Favor	Shares Voted Against or Abstentions
David Brooks Adcock	8,673,308	190,871
Nigel D. T. Andrews	8,662,343	201,836
E. Lee Beard	8,673,308	190,871
Sally M. Dungan	8,671,848	192,331
David L. Meyer	8,674,111	190,068
Leigh A. Wilson	8,667,907	196,272
David C. Brown	8,618,320	241,862

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Compass EMP Long/Short Strategies Fund

Trustee	Shares Voted In Favor	Shares Voted Against or Abstentions
David Brooks Adcock	1,635,821	17,357
Nigel D. T. Andrews	1,635,821	17,357
E. Lee Beard	1,635,821	17,357
Sally M. Dungan	1,635,821	17,357
David L. Meyer	1,635,821	17,357
Leigh A. Wilson	1,635,821	17,357
David C. Brown	1,635,821	17,357

Compass EMP International 500 Enhanced Volatility Weighted Fund

Trustee	Shares Voted In Favor	Shares Voted Against or Abstentions
David Brooks Adcock	5,205,446	75,685
Nigel D. T. Andrews	5,202,752	78,379
E. Lee Beard	5,205,446	75,685
Sally M. Dungan	5,205,896	75,235
David L. Meyer	5,205,896	75,235
Leigh A. Wilson	5,204,237	76,894
David C. Brown	5,204,957	76,174

Compass EMP Commodity Strategies Enhanced Volatility Weighted Fund

Trustee	Shares Voted In Favor	Shares Voted Against or Abstentions
David Brooks Adcock	1,043,297	9,869
Nigel D. T. Andrews	1,043,297	9,869
E. Lee Beard	1,043,297	9,869
Sally M. Dungan	1,043,297	9,869
David L. Meyer	1,043,297	9,869
Leigh A. Wilson	1,043,297	9,869
David C. Brown	1,043,297	9,869

Compass EMP Commodity Strategies Volatility Weighted Fund

Trustee	Shares Voted In Favor	Shares Voted Against or Abstentions
David Brooks Adcock	1,700,303	23,139
Nigel D. T. Andrews	1,700,303	23,139
E. Lee Beard	1,700,303	23,139
Sally M. Dungan	1,700,303	23,139
David L. Meyer	1,700,303	23,139
Leigh A. Wilson	1,700,303	23,139
David C. Brown	1,700,303	23,139

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Compass EMP Market Neutral Income Fund

Trustee	Shares Voted In Favor	Shares Voted Against or Abstentions
David Brooks Adcock	6,190,108	206,168
Nigel D. T. Andrews	6,190,108	206,168
E. Lee Beard	6,190,108	206,168
Sally M. Dungan	6,190,108	206,168
David L. Meyer	6,190,108	206,168
Leigh A. Wilson	6,190,108	206,168
David C. Brown	6,190,108	206,168

Compass EMP Enhanced Fixed Income Fund

Trustee	Shares Voted In Favor	Shares Voted Against or Abstentions
David Brooks Adcock	2,173,297	94,955
Nigel D. T. Andrews	2,173,297	94,955
E. Lee Beard	2,173,297	94,955
Sally M. Dungan	2,173,297	94,955
David L. Meyer	2,173,297	94,955
Leigh A. Wilson	2,173,297	94,955
David C. Brown	2,173,297	94,955

Compass EMP Ultra Short-Term Fixed Income Fund

Trustee	Shares Voted In Favor	Shares Voted Against or Abstentions
David Brooks Adcock	1,165,596	14,398
Nigel D. T. Andrews	1,165,596	14,398
E. Lee Beard	1,165,596	14,398
Sally M. Dungan	1,165,596	14,398
David L. Meyer	1,165,596	14,398
Leigh A. Wilson	1,165,596	14,398
David C. Brown	1,165,596	14,398

Compass EMP Multi-Asset Balanced Fund

Trustee	Shares Voted In Favor	Shares Voted Against or Abstentions
David Brooks Adcock	2,165,104	33,754
Nigel D. T. Andrews	2,169,704	29,154
E. Lee Beard	2,169,650	29,208
Sally M. Dungan	2,172,571	26,287
David L. Meyer	2,165,104	33,754
Leigh A. Wilson	2,169,650	29,208
David C. Brown	2,113,605	56,283

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(Unaudited)

Compass EMP Multi-Asset Growth Fund

Trustee	Shares Voted In Favor	Shares Voted Against or Abstentions
David Brooks Adcock	799,248	7,213
Nigel D. T. Andrews	799,248	7,213
E. Lee Beard	799,248	7,213
Sally M. Dungan	799,248	7,213
David L. Meyer	799,248	7,213
Leigh A. Wilson	799,248	7,213
David C. Brown	797,717	8,744

Compass EMP Alternative Strategies Fund

Trustee	Shares Voted In Favor	Shares Voted Against or Abstentions
David Brooks Adcock	2,832,231	33,479
Nigel D. T. Andrews	2,832,231	33,479
E. Lee Beard	2,832,231	33,479
Sally M. Dungan	2,830,529	35,181
David L. Meyer	2,832,231	33,479
Leigh A. Wilson	2,832,231	33,479
David C. Brown	2,695,156	170,554

At a Special Meeting of Shareholders of the Trust, held at the offices of GFS, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on Friday, April 27, 2015, Trust shareholders of record as of the close of business on March 4, 2015 voted to approve the following proposals:

Proposal 1: To approve a new investment advisory agreement by and between the Trust and Victory Capital Management, Inc.

	Shares Voted In Favor	Shares Voted Against or Abstentions
Compass EMP Multi-Asset Balanced Fund	1,482,716	52,063
Compass EMP Multi-Asset Growth Fund	487,435	32,674

Proposal 2: Election of Trustees

Compass EMP Multi-Asset Balanced Fund

Trustee	Shares Voted In Favor	Shares Voted Against or Abstentions
David Brooks Adcock	1,966,453	42,650
Nigel D. T. Andrews	1,971,053	38,050
E. Lee Beard	1,970,999	38,104
Sally M. Dungan	1,973,920	35,183
David L. Meyer	1,966,453	42,650
Leigh A. Wilson	1,970,999	38,104
David C. Brown	1,943,924	65,179

  Supplemental Information — continued

Compass EMP Funds  June 30, 2015

(Unaudited)

Compass EMP Multi-Asset Growth Fund

Trustee	Shares Voted In Favor	Shares Voted Against or Abstentions
David Brooks Adcock	693,222	20,624
Nigel D. T. Andrews	693,222	20,624
E. Lee Beard	693,222	20,624
Sally M. Dungan	693,222	20,624
David L. Meyer	693,222	20,624
Leigh A. Wilson	693,222	20,624
David C. Brown	691,691	22,155

Privacy Notice  Rev. July 2012

Facts	WHAT DOES COMPASS EMP FUNDS TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and wire transfer instructions
■ account transactions and transaction history
■ investment experience and purchase history
When you are no longer a customer, we continue to share your information as described in this notice.
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Compass EMP Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Compass EMP Funds Trust share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?    Call 1-888-944-4367

What we do

How does Compass EMP Funds Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
We permit only authorized parties and affiliates (as permitted by law) who have signed an agreement (which protects your personal information) with us to have access to customer information.
How does Compass EMP Funds Trust collect my personal information?	We collect your personal information, for example, when you
■ open and account or deposit money
■ direct us to buy securities or direct us to sell your securities
■ seek advice about your investments
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes-information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include financial companies, such as Compass Efficient Model Portfolios, LLC, the Funds' investment adviser.
■ Compass EMP Funds Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Compass EMP Funds Trust doesn't share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Compass EMP Funds Trust doesn't jointly market.

Compass EMP Funds
c/o Gemini Fund Services, LLC
17605 Wright Street, Suite 2
Omaha, Nebraska 68130

Visit our website at:	Call Victory at:
www.compassempfunds.com	800-539-FUND (800-539-3863)

VP-COMPASS-AR (6/15)

ITEM 2. CODE OF ETHICS.

(a)           The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)           During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)           During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)           Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant’s principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2015	2014	2013
Compass EMP U.S. 500 Volatility Weighted	$7,678.54	$8,000	$0
Compass EMP U.S. Small Cap 500 Volatility Weighted	$3,131.29	$8,000	$0
Compass EMP International 500 Volatility Weighted	$6,108.79	$8,000	$0
Compass EMP Emerging Market 500 Volatility Weighted	$3,550.08	$8,000	$0
Compass EMP REC Enhanced Volatility Weighted	$4,550.72	$8,000	$0
Compass EMP U.S. 500 Enhanced Volatility Weighted	$33,874.76	$8,000	$0
Compass EMP Long/Short Strategies	$4,138.95	$10,000	$0
Compass EMP International 500 Enhanced Volatility Weighted	$17,650.88	$8,000	$0
Compass EMP Commodity Strategies Enhanced Volatility Weighted	$1,819.09	$11,500	$0
Compass EMP Commodity Strategies Volatility Weighted	$2,262.44	$11,500	$0
Compass EMP Market Neutral Income	$10,073.19	$10,000	$0
Compass EMP Enhanced Fixed Income	$7,773.45	$8,000	$0
Compass EMP Ultra Short-Term Fixed Income	$2,684.70	$6,000	$0
Compass EMP Multi-Asset Balanced	$16,936.05	$6,000	$30,000
Compass EMP Multi-Asset Growth	$8,748.10	$6,000	$30,000
Compass EMP Alternative Strategies	$10,018.96	$16,000	$30,000

(b)           Audit-Related Fees.  There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)           Tax Fees.  The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2015	2014	2013
Compass EMP U.S. 500 Volatility Weighted	$1,906.02	$2,000	$0
Compass EMP U.S. Small Cap 500 Volatility Weighted	$777.27	$2,000	$0
Compass EMP International 500 Volatility Weighted	$1,516.37	$2,000	$0
Compass EMP Emerging Market 500 Volatility Weighted	$881.23	$2,000	$0
Compass EMP REC Enhanced Volatility Weighted	$1,129.61	$2,000	$0
Compass EMP U.S. 500 Enhanced Volatility Weighted	$8,408.63	$2,000	$0
Compass EMP Long/Short Strategies	$1,027.40	$2,000	$0
Compass EMP International 500 Enhanced Volatility Weighted	$4,381.43	$2,000	$0
Compass EMP Commodity Strategies Enhanced Volatility Weighted	$451.55	$3,500	$0
Compass EMP Commodity Strategies Volatility Weighted	$561.60	$3,500	$0
Compass EMP Market Neutral Income	$2,500.44	$2,000	$0
Compass EMP Enhanced Fixed Income	$1,929.58	$2,000	$0
Compass EMP Ultra Short-Term Fixed Income	$666.41	$2,000	$0
Compass EMP Multi-Asset Balanced	$4,203.98	$2,000	$6,000
Compass EMP Multi-Asset Growth	$2,171.51	$2,000	$6,000
Compass EMP Alternative Strategies	$2,486.98	$2,000	$6,000

(d)           All Other Fees.   The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended June 30, 2015 and 2014 respectively.

(e)(1)      The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)      There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

f)             Not applicable. The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g)           All non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant for the fiscal years ended June 30, 2015 and 2014 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant’s principal accountant for the registrant’s adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENTS

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Included in annual report to shareholders filed under item 1 of this form.

ITEM 11. CONTROLS AND PROCEDURES.

(a)   The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(1)   Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)   Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)   Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Compass EMP Trust

By Christopher K. Dyer	/s/ Christopher K. Dyer
President,
Date: September 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Christopher K. Dyer	/s/ Christopher K. Dyer
President
Date: September 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Christopher A. Ponte	/s/ Christopher A. Ponte
Treasurer
Date: September 2, 2015